EXHIBIT 10.12

EXECUTION COPY

Dated 8 May 2026

KLÖCKNER RECEIVABLES FUNDING DAC

as Purchaser

KLÖCKNER & CO SE

as Klöckner, Master Servicer, Performance Guarantor, Registrar and Custodian

KLOECKNER METALS GERMANY GMBH

as Remaining Seller

COMMERZBANK AKTIENGESELLSCHAFT

as Remaining Co-Funder

ELEKTRA PURCHASE NO. 46 DAC OPUSALPHA PURCHASER LIMITED

as Exiting Co-Funders

LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE UNICREDIT BANK GMBH

as Exiting Sponsor Banks

UNICREDIT BANK GMBH

as Exiting Administrative Agent

COMMERZBANK AKTIENGESELLSCHAFT

as Incoming Administrative Agent and

CSC TRUSTEES GMBH

as Security Trustee

EXIT AND

AMENDMENT AND RESTATEMENT AGREEMENT

	TABLE OF CONTENT
Clause		Page
1.	Definitions, Interpretation and Common Terms; Exiting Parties	4
2.	Exit of Exiting Parties	5
3.	Amendment and Restatement	7
4.	Security Confirmation	8
5.	Miscellaneous	8
Schedule 1 Amended and Restated ITM		9
Schedule 2 Amended and Restated CFA		129
Schedule 3 Amended and Restated RPSA		180
Schedule 4 Amended and Restated Transaction Fee Letter		208
Signature Pages to the Exit and Amendment and Restatement Agreement		1

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This EXIT AND AMENDMENT AND RESTATEMENT AGREEMENT (this "Agreement") is dated 8 May 2026 and made

BETWEEN:

(1)
KLÖCKNER & CO SE, a company organised under the laws of the Federal Republic of Germany, registered with the commercial register of the local court of Düsseldorf under no. HRB 109982, and having its registered office at Peter-Müller-Straße 24, 40468 Düsseldorf, Germany (as "Klöckner", "Master Servicer", "Performance Guarantor", "Registrar" and "Custodian");
(2)
KLÖCKNER RECEIVABLES FUNDING DAC, a designated activity company incorporated under the laws of the Republic of Ireland whose registered number is 403969, and having its registered office at 1st Floor, 1-2 Victoria Buildings, Haddington Road, Dublin 4, D04 XN32, Ireland (as "Purchaser");
(3)
KLOECKNER METALS GERMANY GMBH, a company organised under the laws of the Federal Republic of Germany, registered with the commercial register of the local court of Düsseldorf under no. HRB 107495, and having its registered office at Peter-Müller-Straße 24, 40468 Düsseldorf, Germany (the "Remaining Seller");
(4)
COMMERZBANK AKTIENGESELLSCHAFT, Kaiserstraße 16 (Kaiserplatz), 60311 Frankfurt am Main, Germany (as "Remaining Co-Funder");
(5)
ELEKTRA PURCHASE NO. 46 DAC, a designated activity company limited by shares incorporated under the laws of Ireland, whose registered office is at 1-2 Victoria Buildings, Haddington Road, Dublin 4, D04 XN32, Ireland (as "Exiting Co-Funder");
(6)
OPUSALPHA PURCHASER LIMITED, a company incorporated under the laws of Ireland, with company registration number 371914 having its registered office at 1st Floor, 1 Windmill Lane, Dublin 2, D02F206, Ireland (as "Exiting Co-Funder");
(7)
LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE, a bank organised and existing under German public law and having its registered office at Main Tower, Neue Mainzer Straße 52 -58, 60311 Frankfurt am Main, Germany (as "Exiting Sponsor Bank");

(8)
UNICREDIT BANK GMBH, a bank organised under the laws of the Federal Republic of Germany registered in the commercial register of the local court of Munich under number HRB 289472 and having its registered office at Arabellastrasse 12, 81925 Munich, Germany (as "Exiting Administrative Agent" and as "Exiting Sponsor Bank");
(9)
COMMERZBANK AKTIENGESELLSCHAFT, Kaiserstraße 16 (Kaiserplatz), 60311 Frankfurt am Main, Germany (as "Incoming Administrative Agent"); and
(10)
CSC TRUSTEES GMBH (formerly known as INTERTRUST TRUSTEES GMBH), a company organised under the laws of the Federal Republic of Germany, registered with the commercial register of the local court of Frankfurt am Main under no. HRB 98921, with its registered seat in Frankfurt am Main, Germany, and its business address at Eschersheimer Landstraße 14, 60322 Frankfurt am Main, Germany (as "Security Trustee"),

((i) all parties are hereinafter together referred to as the "Parties" and each a "Party", (ii) each Exiting Co-Funder (in whatever capacity), each Exiting Sponsor Bank and the Exiting Administrative Agent are hereinafter together referred to as the "Exiting Parties" and each an "Exiting Party", and (iii)

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Klöckner (in whatever capacity), the Purchaser, the Remaining Seller (in whatever capacity), the Remaining Co-Funder (in whatever capacity) and the Incoming Administrative Agent are hereinafter together referred to as the "Remaining Parties" and each a "Remaining Party").

WHEREAS:

(A)
The Parties have entered into a receivables financing programme on 27 October 2020 with initial funding having occurred on 10 November 2020 (the "Securitisation Transaction").

(B)
The Exiting Parties wish to exit the Securitisation Transaction on the basis of this Agreement.
(C)
The Remaining Parties wish to amend certain terms of the Securitisation Transaction on the basis of this Agreement.

NOW IT IS HEREBY AGREED as follows:

1.
Definitions, Interpretation and Common Terms; Exiting Parties
1.1
Definitions

(a)
Except as expressly amended by, or otherwise defined in, this Agreement or where the context requires otherwise, capitalised terms used in this Agreement have the meaning ascribed to them in Clause 1 (Definitions) of the Master Definitions Schedule (the "Master Definitions Schedule") set out in Schedule 1 of the Incorporated Terms Memorandum (the "Incorporated Terms Memorandum") which is dated 27 October 2020, as last amended and restated with effect as of (and including) 25 July 2025, and entered into between the Parties. The terms of the Master Definitions Schedule are hereby expressly incorporated into this Agreement by reference.

In addition, in this Agreement:

"Effective Date" means the earlier of:

(a)
the occurrence of a Change of Control; and

(b)
the later of the Scheduled Effective Date and the Postponed Effective Date.

"Exit Payment" means each and any amount due and payable to an Exiting Party pursuant to the terms of paragraphs (a), (b) and (c) of Clause 2.1 (Exit Payments).

"Flow of Funds Memorandum" has the meaning given to such term in paragraph (c) of Clause 2.1 (Exit Payments).

"Postponed Effective Date" means the later of (i) the date on which the amendment and restatement agreement in relation to the Senior Facility Agreement which is to be entered into on or about the date hereof between, inter alios, Klöckner and Commerzbank Aktiengesellschaft has been duly executed by all parties and (ii) the Seller Termination Effective Date (as defined in the Seller Termination Agreement in relation to Becker Stahl-Service GmbH dated on about the date hereof and entered into

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between, inter alios, the Parties), in each case as notified by Klöckner to the other Parties.

"Scheduled Effective Date" means 26 May 2026.

(b)
In the event of any conflict between the Master Definitions Schedule and this Agreement, this Agreement shall prevail.
1.2
Interpretation

Terms in this Agreement, except where otherwise stated or where the context otherwise requires, shall be construed in the same way as set forth in Clause 2 (Principles of Interpretation) of the Master Definitions Schedule.

1.3
Common Terms

(a)
Incorporation of Common Terms

Except as provided below, the Common Terms as set out in Schedule 2 (Common Terms) of the Incorporated Terms Memorandum shall apply to this Agreement and shall be binding on the Parties as if set out in full in this Agreement.

(b)
Common Terms and Priority of Payments

If there is any conflict between the provisions of the Common Terms and the provisions of this Agreement, the provisions of this Agreement shall prevail, subject always to compliance with Clause 7 (Non-Petition and Limited Recourse) of Part 1 (General Provisions) of the Common Terms. Nothing in this Agreement shall be construed as to prevail over or otherwise alter the Priority of Payments.

1.4
Governing law and jurisdiction

This Agreement and all matters (including non-contractual rights and obligations) arising from or connected with it shall be governed by German law. Clause 2 (Exclusive Jurisdiction) of Part 3 (Governing Law Provisions) of the Common Terms applies to this Agreement as if set out in full in this Agreement.

1.5
Exiting Parties as parties to this Agreement

The Exiting Parties are parties to this Agreement mainly for the purposes of Clause 2 (Exit of Exiting Parties) of this Agreement and not for purposes of Clause 3 (Amendment and Restatement) of this Agreement. No Exiting Party shall have any rights or obligations, and no Party shall have any rights against or obligations towards any Exiting Party, under or in connection with Clause 3 (Amendment and Restatement) of this Agreement.

2.
Exit of Exiting Parties

The Parties agree that the provisions of this Clause 2 (Exit of Exiting Parties) shall take effect and apply notwithstanding any other provisions under the Transaction Documents:

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2.1
Exit Payments

The Parties hereby agree that on the Effective Date:

(a)
The Remaining Co-Funder shall pay on behalf of the Purchaser in partial repayment of the Principal Balance under the respective Co-Funding Instruments:

(i)
to Elektra Purchase No. 46 DAC in its capacity as a Schuldschein Lender under the Co-Funding Agreement as at the Effective Date and as Exiting Co-Funder an amount equal to the respective amount as set out in the Flow of Funds Memorandum ("CBK Payment 1"); and

(ii)
to Opusalpha Purchaser Limited in its capacity as a Schuldschein Lender under the Co-Funding Agreement as at the Effective Date and as Exiting Co-Funder an amount equal to the respective amount as set out in the Flow of Funds Memorandum ("CBK Payment 2"),

and the payment obligations of the Remaining Co-Funder on the Effective Date towards the Purchaser pursuant to the terms of the Co-Funding Agreement (as amended and restated pursuant to Clause 3.1(b) of this Agreement) shall be set-off in the aggregate amount of CBK Payment 1 and CBK Payment 2.

(b)
To the extent not discharged in full by CBK Payment 1 and CBK Payment 2, the Purchaser remains obliged to pay, in accordance with the Priority of Payments, any amount due and payable by it to any Co-Funder (including, without limitation, principal, interest, fees and breakage costs pursuant to Clause 11 (Breakage Costs) of the Co-Funding Agreement which are due and payable) pursuant to the terms of the Co-Funding Agreement as if not amended and restated pursuant to Clause 3.1(b) of this Agreement.
(c)
Payment details in terms of principal, interest, fees, breakage costs pursuant to Clause 11 (Breakage Costs) of the Co-Funding Agreement and other amounts which are due and payable to (or, in the case of the Remaining Co-Funder, by) the Co-Funders and relevant amounts due and payable to and by the Purchaser, in each case as at the Effective Date, shall be set forth in a flow of funds memorandum (including account details for payments) (the "Funds Flow Memorandum"), which is to be prepared by Klöckner and provided to, for approval by, the Purchaser and the Co-Funders in a timely manner and in any case not later than three (3) Business Days prior to the Effective Date and which shall be binding on the Parties (absent manifest error).

2.2
Cessation of obligations

The Parties hereby agree that, subject only to the condition precedent (aufschiebende Bedingung) that all Exit Payments have been effected pursuant to Clauses 2.1 (Exit Payments) and all Secured Obligations owing to the Exiting Parties have been satisfied in full, with effect from (and including) the Effective Date:

(a)
Each of the Exiting Parties (in whatever capacity) shall cease to be party to each and any of the Transaction Documents to which it is a party.
(b)
Other than as expressly provided for under Clauses 2.1 (Exit Payments), 2.3 (Replacement of Administrative Agent) and 2.4 (Further Assurance) of this Agreement, under and in connection with the Transaction Documents:

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(i)
each Exiting Party shall be discharged from any duties and obligations towards, and no Exiting Party shall have any rights and claims against, another Party; and

(ii)
each Party shall be discharged from all duties and obligations towards, and no Party shall have any rights and claims against, an Exiting Party.
2.3
Replacement of Administrative Agent

The Parties hereby agree that with effect from (and including) the Effective Date:

(a)
The Exiting Administrative Agent shall be replaced by the Incoming Administrative Agent.

(b)
The Incoming Administrative Agent, with the consent of the Remaining Parties, by entering into this Agreement:

(i)
becomes, hereby appointed by the Remaining Co-Funder, the Administrative Agent vested with all the authority, rights, powers, duties, liabilities and obligations of the Administrative Agent under the Transaction Documents; and

(ii)
acknowledges, and agrees to be bound by, the terms of the Transaction Documents as if it had originally been the Administrative Agent,

in each case without separate accession by the Incoming Administrative Agent in the capacity as Administrative Agent to any such Transaction Document.

(c)
Each and any reference to the "Administrative Agent" in a Transaction Documents shall be read and construed as a reference to the Incoming Administrative Agent.
2.4
Further Assurance

Each of the Parties hereto undertakes to take (at the cost of the Purchaser) all reasonable steps in order to promptly perform all legal actions and measures within its respective powers as reasonably required to give the provisions of this Clauses 2.1 (Exit Payments), 2.2 (Cessation of obligations) and 2.3 (Replacement of Administrative Agent) the desired legal effect.

3.
Amendment and Restatement
3.1
Amendment and restatement of certain Transaction Documents

The Remaining Parties hereby agree that with effect from (and including) the Effective Date:

(a)
the Incorporated Terms Memorandum shall be amended and restated in the form attached as Schedule 1 (Amended and Restated ITM) of this Agreement;

(b)
the Co-Funding Agreement shall be amended and restated in the form attached as

Schedule 2 (Amended and Restated CFA) of this Agreement;

(c)
the Receivables Purchase and Servicing Agreement shall be amended and restated in the form attached as Schedule 3 (Amended and Restated RPSA) of this Agreement; and

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(d)
the Transaction Fee Letter shall be amended and restated in the form attached as

Schedule 4 (Amended and Restated Transaction Fee Letter) of this Agreement,

and the amendment and restatement of the Incorporated Terms Memorandum, the Co-Funding Agreement, the Receivables Purchase and Servicing Agreement and the Transaction Fee Letter pursuant to this Clause 3.1 shall be binding on the respective parties to these Transaction Documents by entering into this Agreement without them having to sign, execute and deliver separately the Transaction Documents so amended and restated.

3.2
Continuance of Transaction Documents

Except as expressly provided for in this Agreement, the provisions of the Transaction Documents shall continue in full force and effect. Nothing in this Agreement shall be construed as novation of any of the Transaction Documents.

4.
Security Confirmation
4.1
The Remaining Seller hereby confirms that the security created under the Account Security Agreements shall continue in full force and effect on the terms thereof and shall remain unaffected by the terms of this Agreement.

4.2
The Purchaser hereby confirms that the Transaction Security created under the Purchaser Security Documents shall continue in full force and effect on the terms thereof and shall remain unaffected by the terms of this Agreement.

5.
Miscellaneous
5.1
If the Effective Date has not occurred by 31 December 2026, all rights and obligations under this Agreement shall be cancelled and this Agreement shall be automatically terminated.

5.2
This Agreement constitutes a Transaction Document.

* * * * * * *

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SCHEDULE 1 AMENDED AND RESTATED ITM

On the following pages with separate page numbering.

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INCORPORATED TERMS MEMORANDUM

dated 27 October 2020

as last amended and restated with effect as of the Amendment 2026 Effective Date between

KLÖCKNER RECEIVABLES FUNDING DAC

as Purchaser

KLÖCKNER & CO SE

as Klöckner, Master Servicer, Performance Guarantor, Registrar and Custodian

KLOECKNER METALS GERMANY GMBH

as German Seller and German Sub-Servicer

COMMERZBANK AKTIENGESELLSCHAFT

as Note Purchaser and Co-Funder

COMMERZBANK AKTIENGESELLSCHAFT

as Administrative Agent and

CSC TRUSTEES GMBH

as Security Trustee

HENGELER MUELLER KCO / Project Iron (2026)

Incorporated Terms Memorandum

Clause Page

Schedule 1 Master Definitions Schedule 4

Schedule 2 Common Terms 45

Schedule 3 Conditions Precedent 58

Schedule 4 Seller Representations and Warranties 62

Schedule 5 Representations and Warranties of the Master Servicer and the Performance Guarantor 66

Schedule 6 Purchaser Representations and Warranties 69

Schedule 7 Seller Covenants 72

Schedule 8 Covenants of the Master Servicer and the Performance Guarantor 78

Schedule 9 Purchaser Covenants 82

Schedule 10 Seller Termination Events 88

Schedule 11 Facility Termination Events 89

Schedule 12 Eligibility Criteria 91

Schedule 13 Pre-Facility Termination Date Priority of Payments 94

Schedule 14 Post Facility Termination Date Priority of Payments 97

Schedule 15 Credit and Collection Policies 99

Schedule 16 Form of Monthly Report 100

Schedule 17 Part I Form of Daily Report 101

Schedule 17 Part II Form of Purchase (Newly) List 102

Schedule 18 Form of Outstanding Receivables Report 103

Schedule 19 Form of Model 104

Schedule 20 Address and Notice Information 105

Schedule 21 Account Details 107

Schedule 22 Standard Terms and Conditions 109

Schedule 23 Form of Accession Agreement 110

Schedule 24 Form of Solvency Certificate 113

Schedule 25 Form of Additional Seller Supplement 114

Schedule 26 Form of Extension Agreement 115

Signature Pages to the Incorporated Terms Memorandum 118

This INCORPORATED TERMS MEMORANDUM (the "Incorporated Terms Memorandum") is made on 27 October 2020 and amended and restated on 20 December 2022 with effect from (and including) 10 January 2023 and amended and restated again with effect as of 25 July 2025 and again with effect as of the Amendment 2026 Effective Date (as defined in the Master Definitions Schedule)

BETWEEN:

(1)
KLÖCKNER & CO SE, a company organised under the laws of the Federal Republic of Germany, registered with the commercial register of the local court of Düsseldorf under no. HRB 109982, and having its registered office at Peter-Müller-Straße 24, 40468 Düsseldorf, Germany (as "Klöckner", "Master Servicer", "Performance Guarantor", "Registrar" and "Custodian");
(2)
KLÖCKNER RECEIVABLES FUNDING DAC, a designated activity company incorporated under the laws of the Republic of Ireland whose registered number is 403969, and having its registered office at 1st Floor, 1-2 Victoria Buildings, Haddington Road, Dublin 4, D04 XN32, Ireland (as "Purchaser");
(3)
KLOECKNER METALS GERMANY GMBH, a company organised under the laws of the Federal Republic of Germany, registered with the commercial register of the local court of Düsseldorf under no. HRB 107495, and having its registered office at Peter-Müller-Straße 24, 40468 Düsseldorf, Germany (a "German Seller" and "German Sub-Servicer");
(4)
COMMERZBANK AKTIENGESELLSCHAFT, Kaiserstraße 16 (Kaiserplatz), 60311 Frankfurt am Main, Germany (as "Note Purchaser" and as "Co-Funder");
(5)
COMMERZBANK AKTIENGESELLSCHAFT, Kaiserstraße 16 (Kaiserplatz), 60311 Frankfurt am Main, Germany (as "Administrative Agent"); and
(6)
CSC TRUSTEES GMBH (formerly known as INTERTRUST TRUSTEES GMBH), a company organised under the laws of the Federal Republic of Germany, registered with the commercial register of the local court of Frankfurt am Main under no. HRB 98921, with its registered seat in Frankfurt am Main, Germany, and its business address at Eschersheimer Landstraße 14, 60322 Frankfurt am Main, Germany (as "Security Trustee"),

(each a "Party" and together the "Parties").

SCHEDULE 1

MASTER DEFINITIONS SCHEDULE

1.
DEFINITIONS

The Parties agree that, except where expressly stated to the contrary or where the context otherwise requires, the definitions set out below shall apply to the respective terms or expressions referred to but not otherwise defined in each Transaction Document.

"Accession Agreement" means an accession agreement substantially in the form as set forth in

Schedule 23 (Form of Accession Agreement).

"Accountants' Letter" has the meaning specified in Clause 25 (Accountants' Letter) of

Schedule 9 (Purchaser Covenants) of this Incorporated Terms Memorandum. "Account Security Agreement(s)" means the German Account Security Agreement.

"Accrual Reserve" means, on any Monthly Settlement Date and continuing until (but not including) the next Monthly Settlement Date, the aggregate amount (in Euro or the Euro Equivalent) accrued by the Sellers in accordance with their usual practice, as of the last day of the immediately preceding Calculation Period, in respect of Contractual Dilutions.

"Additional Seller" means any Person which becomes a seller in accordance with Clause 19.1

(Additional Seller) of the Receivables Purchase and Servicing Agreement.

"Additional Seller Supplement" means a supplement in relation to any Additional Seller, substantially in the form as set out in Schedule 25 (Form of Additional Seller Supplement) of this Incorporated Terms Memorandum.

"Administrative Agent" means Commerzbank Aktiengesellschaft, in its capacity as administrative agent for the Co-Funders, and any successor thereto in such capacity appointed pursuant to Clause 21.6 (Successor Administrative Agent) of the Co-Funding Agreement.

"Administrative Agent Fee" has the meaning given to such term in the Transaction Fee Letter.

"Adverse Claim" means a lien, security interest, trust, mortgage, hypothecation, charge, floating charge or any promise or irrevocable mandate or other encumbrance (including any lien by attachment, retention of title and any form of extended retention of title), or other right or claim under the laws of any jurisdiction in, of or on any asset or property of a Person in favour of another Person, but excluding any Permitted Adverse Claim.

"Affected Co-Funder" means a Non-Consenting Co-Funder or a Non-Extending Co-Funder, as the case may be.

"Affected Co-Funder Cancellation Date" means the date on which the Affected Co-Funder's Commitment is effectively cancelled pursuant to Clause 24.1 (Cancellation of Affected Co- Funders' Commitments) of the Co-Funding Agreement.

"Affected Co-Funder Cessation Date" means the date on which the Affected Co-Funder (and its Sponsor Bank, as relevant) ceases to be a party to the Transaction Documents pursuant to the terms set out in Clause 24.2(b) (Termination of Affected Co-Funder) of the Co-Funding Agreement.

"Affected Co-Funder Commitment Amount" means, on the Affected Co-Funder Cancellation Date, the relevant Co-Funder's Commitment Amount.

"Affected Co-Funder Payout Amount" means the sum of (i) the Affected Co-Funder's Principal Balance together with all accrued and unpaid interest on the Affected Co-Funder's Principal Balance and such other amounts due under the Co-Funding Agreement in respect of the repayment of the Affect Co-Funder's Principal Balance (including payment under Clause 11 (Breakage Costs) of the Co-Funding Agreement), and (ii) any other amount that is or becomes due prior to the Affected Co-Funder Cessation Date to the Affected Co-Funder under or in connection with the Transaction Documents.

"Affected Co-Funder's Principal Balance" means, at the Affected Co-Funder Cancellation Date, the aggregate Principal Balance of the Co-Funding Instrument held by such Affected Co- Funder.

"Affiliate" means any Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, another Person or any subsidiary of such other Person, whereby a Person shall be deemed to control another Person if the controlling Person owns 51% or more of any class of equity voting securities or other ownership interests in the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of share capital, by contract or otherwise.

"Agents" means, collectively, the Administrative Agent and the Security Trustee.

"Agreed Annual Income" means, with respect to the Purchaser, EUR 1,000 per annum or such other amount as may be agreed between the Purchaser, the Master Servicer and the Administrative Agent.

"Aggregate Commitment Amount" means, at any time, the sum of the Commitment Amounts of all Co-Funders then in effect.

"Aggregate Principal Balance" means, at any time, the sum of the Principal Balances of all outstanding Co-Funding Instruments.

"Amendment 2026 Effective Date" has the meaning given to the term "Effective Date" in the Amendment Agreement 2026.

"Amendment 2026 Signing Date" means 8 May 2026.

"Amendment Agreement 2026" means the exit and amendment and restatement agreement dated the Amendment 2026 Signing Date and entered into between, inter alios, Klöckner, the Purchaser, the Security Trustee and Commerzbank Aktiengesellschaft (in the capacity as remaining co-funder and incoming administrative agent) in relation to, without limitation, (i) the exit of certain Co-Funders from the Transaction and (ii) the amendment and restatement agreement in relation to certain Transaction Documents.

"Amendment Date 2025" means 25 July 2025.

"Ancillary Rights" means, with respect to any Receivable, as applicable:

(a)
the rights of the respective Seller to claim payment of any Finance Charges in respect of such Receivable;

(b)
all other present and future claims and rights under or in connection with such Receivable under the Contract from which it derives, including but not limited to:
(i)
all related ancillary rights and claims, including independent unilateral rights as well as dependent unilateral rights by the exercise of which the such Receivable is altered (but, for the avoidance of doubt, no other Receivable), excluding any rights and claims which are of a personal nature (without prejudice to the assignment of ancillary rights and claims by operation of applicable Law);
(ii)
all claims for the provision of security in respect of such Receivable;
(iii)
all indemnity claims of the respective Seller against the relevant Obligor for non-performance by such Obligor of its obligations under the relevant Contract to the extent relating to such Receivable; and
(iv)
all restitution claims of the respective Seller against the relevant Obligor in the event that the Contract from which such Receivable derives is void.

"Anti Boycott Provisions" means Clause 19 (Anti Boycott Provisions) of Part 1 (General Provisions) of the Common Terms.

"Anti Corruption Laws" means the US Foreign and Corrupt Practices Act 1977 and the United Kingdom Bribery Act 2010 and similar other anti-bribery and anti-corruption laws.

"Applicable Margin" has the meaning specified in the Transaction Fee Letter. "Available Funds" means, on the relevant date, the sum of:

(a)
all Collections standing to the credit of the Collections Accounts and to be credited on such date to an Operating Account;
(b)
all funds standing to the credit of the Operating Accounts (including, without limitation, by way of Funding); and
(c)
all proceeds resulting from the enforcement of the Transaction Security.

"Base Rate" means EURIBOR (or, in the case of a Foreign Funding Currency, if applicable, any such base rate as agreed upon between Klöckner, the Administrative Agent and all Co- Funders in respect of that Foreign Funding Currency).

"BPO Service Provider" means any third-party service provider to which Klöckner or any of its Affiliates has outsourced parts of its process organisation and IT systems.

"Business Day" means a day on which banks are open for general business in Frankfurt am Main, Düsseldorf, Munich, Dublin and Luxembourg and, if on such day a payment is to be made in EUR, which is also a TARGET Day.

"Business Hours" means the period from 9 a.m. to 5 p.m. CET, provided that Business Hours shall not apply with respect to any notice sent under the Transaction Documents.

"Calculation Period" means each period from and including the first day of a calendar month to and including the last day of such calendar month (whether such month occurs before or after the Closing Date 2020).

"Capitalised Lease Obligation" means, in relation to any Person, the obligations and liabilities of such Person in respect of any lease or hire purchase contract which would, in accordance with IFRS as it is in effect as at 23 May 2019, be treated as a finance or capital lease.

"Carrying Cost Reserve" means, on any date, an amount equal to: (NERB x CCRP)

where:

NERB	=	the Net Eligible Receivables Balance at the close of business of the Master Servicer on such date; and
CCRP	=	the Carrying Cost Reserve Percentage on such date.

"Carrying Cost Reserve Percentage" means, on any Monthly Reporting Date and continuing until (but not including) the next Monthly Reporting Date, an amount, expressed as a percentage, equal to:

(a)
the product of:
(i)
2;
(ii)
the Days Sales Outstanding for such earlier Monthly Reporting Date; and
(iii)
the sum of (A) the product of (x) 2.25 and (y) the three-month EURIBOR (subject to a floor of zero) in effect on such Monthly Reporting Date, (B) the Applicable Margin, (C) the Servicing Fee Percentage and (D) 0.01% (which percentage represents an approximation of monthly fees and expenses of the programme and which may be adjusted in writing between the Administrative Agent, the Co-Funders and the Master Servicer from time to time to more accurately reflect such monthly fees and expenses); and

divided by:

(b)
360.

"CET" means Central European time (including, as applicable, Central European summer time).

"Change in Law" means (a) the adoption of any Law after the Amendment 2026 Signing Date,

(b) any change in Law or in the interpretation or application thereof by any Official Body after the Amendment 2026 Signing Date or (c) compliance by any Indemnified Party, by any lending office of such Indemnified Party or by such Indemnified Party's holding company, if any, with any request, guideline or directive (whether or not having the force of law) of any Official Body made or issued after the Amendment 2026 Signing Date.

"Change of Control" means the occurrence of any of the following:

(a)
any Seller ceases to be a Qualifying Subsidiary of Klöckner except as a consequence of a merger where the surviving entity is at least directly or indirectly 75% owned by Klöckner or a Permitted Shareholder (or is Klöckner or the Permitted Shareholder itself);

(b)
in respect of Klöckner, other than a Permitted Shareholder (acting alone or controlling the group of Persons acting in concert), any Person or group of Persons acquires directly or indirectly more than 50 per cent. of the voting rights in Klöckner;
(c)
in respect of Worthington, any Person or group of Persons acting in concert acquires directly or indirectly more than 50 per cent. of the voting rights in Worthington; or
(d)
the Equity Holder ceases to own, directly or indirectly free and clear of any Adverse Claim, 100% of the outstanding Equity Interests of the Purchaser,

whereby for purposes of paragraphs (a), (b) and (c) above:

"acting in concert" has the meaning given to it in section 2 para. 5 of the German Takeover Act (Wertpapiererwerbs- und Übernahmengesetz – WpÜG);

"Closing Date 2020" means 10 November 2020. "Co-Funder" means:

(a)
Commerzbank Aktiengesellschaft; and
(b)
any other any Person that enters into the Transaction by of an Accession Agreement as a Co-Funder (together, in the case of an asset-backed commercial paper conduit, with its Sponsor Bank),

and "Co-Funder" means any of them.

"Co-Funding Agreement" means the Co-Funding Agreement dated the Signing Date 2020 and entered into by, inter alios, the Purchaser, Klöckner, the Co-Funders, the Administrative Agent and the Security Trustee, as amended or amended and restated from time to time.

"Co-Funding Instruments" means:

(a)
with respect to each Schuldschein Lender, any Schuldschein Loans granted by such Schuldschein Lender; and
(b)
with respect to each Note Purchaser, any Notes purchased by such Note Purchaser.

"Collection Account Bank" means, as the context requires, all or any one of the German Collection Account Banks.

"Collection Accounts" means, as the context requires, all or any one of the German Collection Accounts.

"Collection Agent" means any collection agency (Inkassounternehmen) or lawyer appointed in connection with the collection or enforcement of Purchased Receivables or the Related Security.

"Collections" means, collectively (without duplication):

(a)
all cash collections (including, if applicable, any value added taxes) and other cash proceeds or non-cash payments by cheques in respect of the Purchased Receivables, including all Finance Charges and cash proceeds in respect of the Related Security;

(b)
any Deemed Collections and any payments made by any Seller or the relevant Sub- Servicer with respect to such Purchased Receivables (including any payments made with respect to a Diluted Receivable or other Deemed Collections pursuant to the terms of the Receivables Purchase and Servicing Agreement);
(c)
if applicable, all recoveries of value added tax from any relevant Official Body relating to any Purchased Receivable (which term shall, for the purposes of this definition only, include any Purchased Receivable that has been repurchased or retransferred (other than in connection with the payment of a Deemed Collection) to a Seller pursuant to, and in accordance with, the Transaction Documents) that is a Defaulted Receivable;
(d)
any payments made by a trade credit insurance in respect of a Purchased Receivable and deposited in the relevant Collection Account; and
(e)
any payments made by a Collection Agent in respect of a Purchased Receivable and deposited in a Collection Account.

"Commercial Paper" means commercial paper, money market notes and other promissory notes and senior indebtedness issued by a Co-Funder (as applicable).

"Commingling Reserve" means, on any date, an amount equal to:

NERB x CRP

where:

NERB	=	the Net Eligible Receivables Balance at the close of business of the Master Servicer on such date; and
CRP	=	the Commingling Reserve Percentage.

"Commingling Reserve Percentage" means 1% (or such other percentage which may be agreed in writing between the Administrative Agent, the Co-Funders and the Master Servicer from time to time).

"Commitment Amount" has the meaning given to such term in the Co-Funding Agreement or, as applicable, in any relevant Accession Agreement.

"Common Terms" means the provisions set out in Schedule 2 (Common Terms) of this Incorporated Terms Memorandum.

"Concentration Factor" means 2% (or any such other percentage which may be agreed in writing between the Administrative Agent, the Co-Funders and the Master Servicer from time to time).

"Concentration Limit" means, with respect to any Obligor at any time, the product of the Concentration Factor for such Obligor (treating each Obligor and its Affiliates as if they were a single Obligor) multiplied by the aggregate Unpaid Balance of the Purchased Receivables that qualify as Eligible Receivables at such time.

"Conditions Precedent" means the conditions precedent set out in Schedule 3 (Conditions Precedent) of this Incorporated Terms Memorandum.

"Contract" means, in relation to any Receivable, any and all contracts, instruments, agreements, invoices, notes or other writings (including an agreement evidenced by a purchase order or similar document) pursuant to or under which an Obligor becomes or is obligated to make payments on or in respect of such Receivable.

"Contractual Dilution" means, with respect to any Purchased Receivable, any reduction, cancellation or adjustment in the Unpaid Balance of such Purchased Receivables as a result of volume rebates, volume discounts or early payment discounts in each case, arising pursuant to the Contract related to such Purchased Receivable.

"Corporate Documents" means, in respect of any Person, its memorandum and articles of association, articles or certificate of incorporation and by-laws, limited liability agreement, partnership agreement or other comparable charter or organisational documents as amended from time to time.

"Corporate Services Agreement" means the corporate services agreement to be entered into by the Purchaser and the Corporate Services Provider.

"Corporate Services Provider" means CSC Finance Management (Ireland) Limited (formerly known as Intertrust Finance Management (Ireland) Limited) or any other reputable and experienced Person as successor which is appointed to act as corporate services provider in respect of the Purchaser with the prior written consent of the Master Servicer and the Administrative Agent (acting at the instructions of the Co-Funders (acting reasonably)).

"Credit and Collection Policies" means the credit and collection policies set forth in Schedule 15 (Credit and Collection Policies) of the Incorporated Terms Memorandum (2025) applicable to each Seller in effect on the Amendment Date 2025, as modified after the Amendment Date 2025 in compliance with the terms of the Receivables Purchase and Servicing Agreement.

"Credit Note Reduction" means, as of any day, the Euro Equivalent of the aggregate amount of negative credit balances arising from the issue of credit notes to Obligors of Purchased Receivables as of such day.

"Credit Risk" means the risk of non-payment of a Purchased Receivable (Delkredererisiko) solely by reason of the relevant Obligor's inability or unwillingness to make relevant payments and not by reason of such Purchased Receivable being a Disputed Receivable or by reason of a Dilution having occurred with respect to such Purchased Receivable.

"Currency Hedge Agreement" means, in the case of a Foreign Funding Currency (if applicable), a currency swap or exchange agreement (including any spot or forward currency exchange agreement), currency exchange option or any other similar agreement, however denominated, entered into by or on behalf of a Co-Funder for hedging purposes, as any of the foregoing may be amended, restated, supplemented or otherwise modified from time to time.

"Currency Hedge Breakage Costs" means, with respect to any Currency Hedge Agreement of a Co-Funder (if applicable), for any Settlement Date, an amount (which may be negative) equal to (a) the aggregate amount of any amounts paid or payable by or on behalf of such Co- Funder to a counterparty to a Currency Hedge Agreement in connection with the close out of any Currency Hedge Agreement on any date other than its Settlement Date, minus (b) the aggregate amount of any amounts paid or payable to or for the account of such Co-Funder by a counterparty to a Currency Hedge Agreement in connection with the close out of any Currency Hedge Agreement on any date other than its Settlement Date.

"Currency Percentage" means, on any date of determination for any Funding Currency, the percentage of the aggregate Unpaid Balance of the Purchased Receivables represented by Receivables denominated in such Funding Currency, rounded up or down by up to two decimal points by the Master Servicer. The aggregate Currency Percentages for all Funding Currencies, as so rounded by the Master Servicer, shall in all cases be equal to 100%.

"Custodian" means Klöckner.

"Daily Report" means a report furnished by the Master Servicer pursuant to Clause 9.1(b) (Portfolio Reports) of the Receivables Purchase and Servicing Agreement substantially in the form attached as Schedule 17 Part I (Form of Daily Report) of the Incorporated Terms Memorandum (2025) or any other form as agreed after the Amendment Date 2025 between the Administrative Agent, the Co-Funders and the Master Servicer from time to time.

"Data Protection Laws" means collectively, (i) the provisions of the General Data Protection Regulation and, to the extent not repealed or superseded thereby, the data protection laws and regulations of the Member States, as applicable and (ii) the applicable data protection laws of any other jurisdiction.

"Day Count Fraction" means the actual number of days in any relevant period divided by 360 (or, in the event the practice of the relevant interbank market differs, in accordance with such market practice).

"Days Sales Outstanding" means, on any Monthly Reporting Date and continuing until (but not including) the next Monthly Reporting Date, the number of calendar days equal to the product of (a) 60 and (b) the amount obtained by dividing (i) the aggregate Unpaid Balance of Purchased Receivables as of the last day of the immediately preceding Calculation Period by

(ii) the aggregate amount of sales (in Euro or the Euro Equivalent) giving rise to Purchased Receivables during the two consecutive Calculation Periods immediately preceding such Monthly Reporting Date.

"Debt Rating" means, for any Person and at any time, the then-current rating by S&P or Moody's of such Person's long-term public senior unsecured debt.

"Deemed Collection" means in respect of a Purchased Receivable which, on the relevant Purchase Date, is an Eligible Receivable, a collection which shall be deemed to have been received by the relevant Seller and be payable to the Purchaser in an amount equal to the respective reduction or non-payment by the relevant Obligor of the Unpaid Balance of such Purchased Receivable as a result of:

(a)
such Purchased Receivable becoming a Disputed Receivable; or
(b)
payments on such Purchased Receivable by an Obligor being restricted due to any restrictions on the transfer of payments; or
(c)
the relevant Seller or Sub-Servicer granting a time extension, modifying the Purchased Receivable or otherwise affecting the collectability of such Purchased Receivable other than in accordance with the Credit and Collection Policies or the Receivables Purchase and Servicing Agreement; or
(d)
such Purchased Receivable becoming a Diluted Receivable.

"Default Horizon" means, as of any Monthly Reporting Date, a number of days prior to the last day of the related Calculation Period equal to the sum of 90 days plus the weighted average payment terms of the Receivables.

"Default Margin" has the meaning specified in the Transaction Fee Letter. "Default Rate" means the sum of:

(a)
(i) the Base Rate or (ii) upon the occurrence of an Screen Rate Replacement Event, the Replacement Benchmark; and
(b)
the Default Margin,

provided that if such rate is below zero, the Default Rate shall be zero.

"Default Ratio" means the ratio (expressed as a percentage) computed as of each Monthly Reporting Date for the immediately preceding Calculation Period by dividing (a) the sum (without duplication) of the aggregate Unpaid Balance of all Purchased Receivables which were 91 to 120 days past their respective Due Date as at the end of such Calculation Period plus the aggregate Unpaid Balance of all Purchased Receivables which became Defaulted Receivables during such Calculation Period by (b) the aggregate amount of sales (in Euro or the Euro Equivalent) giving rise to Purchased Receivables that were generated during the Calculation Period immediately preceding the commencement of the Default Horizon.

"Defaulted Receivable" means, without duplication, a Receivable (other than a Disputed Receivable):

(a)
as to which any payment, or part thereof, remains unpaid for 91 or more days from the Due Date for such Purchased Receivable;
(b)
as to which an Insolvency Event has occurred and is continuing with respect to the Obligor thereof;
(c)
which has been identified by the relevant Seller as uncollectable in accordance with its Credit and Collection Policies;
(d)
which, in accordance with the Credit and Collection Policies, has been or should be written off as uncollectable.

"Deferred Initial Purchase Price" has the meaning given to such term in Clause 3 (Initial Purchase Price, Deferred Initial Purchase Price and Deferred Purchase Price) of the Receivables Purchase and Servicing Agreement.

"Deferred Purchase Price" means, in relation to each Purchased Receivable, an amount up to but not exceeding the difference between the Unpaid Balance of such Purchased Receivable as at the relevant Purchase Date less the Initial Purchase Price.

"Delinquency Horizon" means, as of any Monthly Reporting Date, a number of days prior to the last day of the related Calculation Period equal to the sum of 60 days plus the weighted average payment terms of the Purchased Receivables.

"Delinquency Ratio" means the ratio (expressed as a percentage) computed as of each Monthly Reporting Date for the immediately preceding Calculation Period by dividing (a) the aggregate Unpaid Balance of all Delinquent Receivables as of the end of such Calculation Period by

(b) the aggregate amount of sales (in Euro or the Euro Equivalent) giving rise to Purchased Receivables that were generated during the Calculation Period immediately preceding the commencement of the Delinquency Horizon.

"Delinquent Receivable" means a Receivable (a) as to which any payment, or part thereof, remains unpaid for more than 61 to (and including) 90 days from the Due Date for such Receivable and (b) which is not a Defaulted Receivable.

"Designated Repayment Date" means, with respect to a Co-Funding Instrument, either the first or the second Intra-Month Settlement Date following its Funding Date, in each case as specified in the relevant Funding Request.

"Diluted Receivable" means any Receivable (other than a Disputed Receivable) or part thereof which is reduced, cancelled or adjusted as a result of:

(a)
any defective, rejected or returned goods, merchandise or services or any failure by the relevant Seller to deliver any merchandise or goods or provide any services or otherwise to perform under any related Contract;
(b)
any change in the terms of, or cancellation of, a Contract or invoice or any rebate, administrative fee, discount, credit memo, refund, non-cash payment, chargeback, allowance or any billing or other adjustment by the relevant Seller (except any such change or cancellation made in settlement of such Receivable in accordance with the relevant Credit and Collection Policies resulting from the financial inability of the Obligor to pay such Purchased Receivable), provided that, for any Purchased Receivable that is cancelled but rebilled on the same Business Day only the portion by which such cancelled Purchased Receivable exceeds the amount of the rebilled Receivable shall constitute a Diluted Receivable for the purposes of this definition; or
(c)
any set-off in respect of a claim by the relevant Obligor (whether such claim arises out of the same or a related transaction or an unrelated transaction),

but excluding any case where payments with respect to a Purchased Receivable by an Obligor are restricted due to a governmental order, moratorium or other restriction on the transfer of payments.

"Dilution Horizon" means, as of any Monthly Reporting Date, a number of days prior to the last day of the immediately preceding Calculation Period equal to the estimated weighted average period in days between the issuance of invoices and the related credit note, if any, by that Seller, as such period is calculated by the Administrative Agent on an annual basis.

"Dilution Horizon Ratio" means, as of any Monthly Reporting Date and continuing until (but not including) the next Monthly Reporting Date, a number equal to a fraction, the numerator of which is the aggregate amount of all sales (in Euro or the Euro Equivalent) which gave rise to Purchased Receivables that were generated during the Calculation Period ending within the Dilution Horizon, and the denominator of which is the Net Eligible Receivables Balance as of the last day of the Calculation Period immediately preceding such earlier Monthly Reporting Date.

"Dilution Ratio" means the ratio (expressed as a percentage) computed as of each Monthly Reporting Date for the immediately preceding Calculation Period by dividing (a) the aggregate amount (in Euro or the Euro Equivalent) of Receivables which became Diluted Receivables during that Calculation Period, by (b) the aggregate amount (in Euro or the Euro Equivalent)

of all sales which gave rise to Purchased Receivables that were generated during the Calculation Period immediately preceding the commencement of the Dilution Horizon.

"Dilution Reserve Floor" means, at any time, 7.0% (or such other percentage which may be agreed in writing between the Administrative Agent, the Co-Funders and the Master Servicer from time to time).

"Dilution Reserve Percentage" means the greater of (i) the Dilution Reserve Floor and (ii) the Dilution Reserve Ratio.

"Dilution Reserve Ratio" means, as of any Monthly Reporting Date, and continuing until (but not including) the next Monthly Reporting Date, an amount (expressed as a percentage) that is calculated as follows:

DRR = [(SF x ADR) + [(HDR-ADR) x (HDR/ADR)]] x DHR

where:

DRR	=	Dilution Reserve Ratio;
SF	=	the Stress Factor;
ADR	=

the "Average Dilution Ratio", defined as the twelve-month rolling average of the Dilution Ratios that occurred during the period of twelve consecutive Calculation Periods ending immediately prior to such earlier Monthly Reporting Date;

HDR	=

the "Highest Dilution Ratio", defined as the highest of the two- month rolling average of the Dilution Ratios that occurred during the period of twelve consecutive Calculation Periods ending immediately prior to such earlier Monthly Reporting Date; and

DHR	=	the Dilution Horizon Ratio.

"Discount" means, in respect of each Eligible Receivable as at the relevant Purchase Date, an amount equal to the product of (i) the Discount Percentage and (ii) the Unpaid Balance of such Purchased Receivable as at the relevant Purchase Date.

"Discount Percentage" means, with respect to each Eligible Receivable as at its Purchased Date, the sum (expressed as a percentage) of:

(a)
the Loss Reserve Percentage;
(b)
the Dilution Reserve Percentage;
(c)
the Carrying Cost Reserve Percentage; and
(d)
the Commingling Reserve Percentage.

"Disputed Receivable" means a Receivable for which the payment obligation is disputed by the relevant Obligor or payment is refused in whole or in part, but not for obviously unjustified reasons or for the reason of the Obligor's inability or mere unwillingness to make the relevant payment.

"Due Date" means the date on which a Receivable becomes due and payable pursuant to the respective invoice issued to the relevant Obligor in accordance with the Contract relating to such Receivable.

"EC Treaty" means the Treaty on the Functioning of the European Union (signed in Rome on 25 March 1957) and the Treaty on European Union (signed in Maastricht on 7 February 1992), as amended from time to time, including by the Treaty of Amsterdam (signed in Amsterdam on 2 November 1997), by the Treaty of Nice (signed in Nice on 26 February 2001) and by the Lisbon Treaty (signed in Lisbon on 13 December 2007).

"Eligible Collection Account Bank" means a financial institution (i) authorised to accept deposits in the relevant jurisdiction and (ii) which has unsecured and uncollateralised debt obligation rated at least A-2 by S&P, P-2 by Moody's or F2 by Fitch by at least two Rating Agencies.

"Eligible Law" means, with respect to any Seller, the Laws of the jurisdiction in which such Seller has its registered seat and the Laws of any other jurisdiction as approved in writing by the Administrative Agent and each of the Co-Funders.

"Eligible Obligor" means any Obligor:

(a)
that is a resident of Austria, Belgium, Bulgaria, Croatia, Cyprus, Czech Republic, Estonia, Finland, France, Germany, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, The Netherlands, Poland, Portugal, Romania, Slovakia, Slovenia, Spain, Sweden, United Kingdom;
(b)
that is not an Official Body or an Affiliate of any Transaction Party;
(c)
that does not qualify as a "consumer" within the meaning of, as applicable, Regulation (EC) No 593/2008 of the European Parliament and of the Council of 17 June 2008 on the law applicable to contractual obligations, the Consumer Credit Act 1974 (as amended), or any other consumer protection regulation under any Eligible Law
(d)
that is not the subject of an Insolvency Event, provided that paragraphs (a)(ii) and (b)(v) of the definition "Insolvency Event" shall only apply if the relevant Seller or Klöckner has actual knowledge of the imminent inability of such Obligor to pay its debts when due;
(e)
that is not a Sanctioned Person; and
(f)
with respect to which not more than 35% of the aggregate Unpaid Balance of the Receivables owing by such Obligor are more than 90 days past their respective Due Date.

"Eligible Operating Account Bank" means a financial institution (i) authorised to accept deposits in the relevant jurisdiction and (ii) which has unsecured and uncollateralised debt obligation rated at least A-2 by S&P, P-2 by Moody's or F2 by Fitch by at least two Rating Agencies.

"Eligible Receivable" means a Purchased Receivable which satisfies the Eligibility Criteria.

"Eligibility Criteria" means the criteria set forth in Schedule 12 (Eligibility Criteria) of this Incorporated Terms Memorandum.

"Equity Holder" means, as at the Amendment 2026 Signing Date, collectively, (i) CSC Finance Corporate Services 2 (Ireland) Limited holding 999 shares in the Purchaser and (ii) CSC Finance Nominees Limited holding 1 share in the Purchaser, or (iii) any other Persons as successors being instated with the consent of the Master Servicer and the Administrative Agent (acting at the instructions of the Co-Funders (acting reasonably)).

"Equity Interests" of any Person means any and all shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

"EU Insolvency Regulation" means Regulation (EU) No. 2015/848 of the European Parliament and the Council dated 20 May 2015 on insolvency proceedings (recast).

"EUR" or "Euro" means the lawful currency of the member states of the European Union that have adopted the single currency in accordance with the EC Treaty.

"EURIBOR" means in respect of any Co-Funding Instrument in Euro:

(a)
the applicable Screen Rate; or
(b)
if, on the relevant date, no Screen Rate is available for Euro, the Reference Bank Rate, in each case as of 11.00 a.m. CET on the applicable Quotation Day.

"Euro Equivalent" means, at any time in relation to an amount denominated in a currency other than EUR, such amount converted into EUR by application of the Spot Rate as at any relevant Exchange Rate Determination Date.

"European Securitisation Regulation" means Regulation (EU) 2017/2402 of the European Parliament and of the Council of 12 December 2017 laying down a general framework for securitisation and creating a specific framework for simple, transparent and standardised securitisation, and amending Directives 2009/65/EC, 2009/138/EC and 2011/61/EU and Regulations (EC) No 1060/2009 and (EU) No 648/2012, and all related delegated acts, regulatory technical standards and implementation technical standards.

"Eurozone" means the region comprising member states of the European Union that have adopted the single currency, the euro, in accordance with the EC Treaty.

"Exchange Rate Determination Date" means (a) the last Business Day of each Calculation Period, (b) each Reporting Date, (c) the date of each Funding Request or (d) if a Facility Termination Event has occurred and is continuing hereunder, any Business Day designated as such by the Administrative Agent in its sole discretion.

"Excluded Taxes" means, with respect to any Agent, any Co-Funder or any other recipient of any payment to be made by or on account of any Transaction Party Obligation:

(a)
income taxes imposed (or measured by) its net income or franchise taxes imposed on (or measured by) its gross or net income by the jurisdiction under the laws of which such recipient is organised or in which its principal office is located;

(b)
any branch profits taxes imposed by any jurisdiction described in paragraph (a)

above;

(c)
any Tax to the extent such Tax is attributable to the Indemnified Party's failure to comply with Clause 14.5 (Taxes) of the Co-Funding Agreement;
(d)
with respect to any amount payable to a Co-Funder by the Purchaser pursuant to the Co-Funding Agreement, any Tax to the extent such Tax would not have arisen had the Co-Funder been or not ceased to be a Qualifying Lender as of the date on which such payment is to be made, other than as a result of Change in Law after the date on which such Co-Funder became a party to the Transaction; or
(e)
any Tax to the extent such Tax would not have arisen had there been no (i) assignment or transfer of the relevant Co-Funding Instrument to another Person or (ii) change in the office or offices through which such Finance Party performs its obligations under the Co-Funding Agreement, in each case, other than Tax arising as a result of Change in Law after the date on which either the assignment or transfer occurred or the date on which such Finance Party changed the office or offices through which such Finance Party performs its obligations under this Agreement (as applicable).

"Facility" means facility made available by the Co-Funders to the Purchaser under the Co- Funding Agreement.

"Facility Account" means, as the context requires, any Collection Account or any Operating Account.

"Facility Limit" means, at any time, the Aggregate Commitment Amount then in effect. "Facility Termination Date" means the earliest of:

(a)
the Scheduled Facility Termination Date;
(b)
following the occurrence of a Facility Termination Event, the date on which the Facility Termination Date is declared to have occurred pursuant to Clause 18(b)(i) (Termination) of the Co-Funding Agreement; and
(c)
the Optional Facility Termination Date.

"Facility Termination Event" has the meaning given to such term in Schedule 11 (Facility Termination Events) of this Incorporated Terms Memorandum.

"Fees" means the fees payable pursuant to the Transaction Fee Letter.

"Final Discharge Date" means the date after the Facility Termination Date on which all the Transaction Party Obligations have been reduced to zero by payment in full in cash.

"Finance Charges" means, with respect to a Receivable, any finance, interest, late payment or similar charges owing by an Obligor in respect of such Receivable.

"Finance Party" means any of the Co-Funders, the Security Trustee and the Administrative Agent.

"Fitch" means Fitch Ratings Limited or any successor to its rating business.

"Foreclosure Event" means that a Facility Termination Event has occurred and the Co- Funding Instruments have been declared or become due and payable pursuant to Clause 18(b)(ii) (Termination) of the Co-Funding Agreement.

"Foreign Funding Currency" means a Funding Currency other than EUR.

"Funding" has the meaning specified in Clause 2.1 (Funding and Commitment Amounts) of the Co-Funding Agreement.

"Funding Currency" means (a) EUR and (b) a Foreign Funding Currency, but a Foreign Funding Currency only if so agreed between Klöckner, the Administrative Agent and all Co- Funders (subject to consequential amendments of all other relevant terms, e.g. "Base Rate", "Business Day", "Reference Rate Bank" and "Screen Rate" as well as Schedule 21 (Address and Notice Information) and Schedule 22 (Account Details) regarding the addition of accounts of the Administrative Agent, the Co-Funders and the Purchaser with respect to such Foreign Funding Currency, and the amendment of any other terms as necessary).

"Funding Conditions" means the conditions for Funding set forth in Clause 4 (Conditions Precedent) of the Co-Funding Agreement, as relevant.

"Funding Date" has the meaning specified in Clause 2.2(a) (Funding Procedure) of the Co- Funding Agreement.

"Funding Request" has the meaning specified in Clause 2.2(a) (Funding Procedure) of the Co-Funding Agreement.

"GAAP" means, with respect to any Person, generally accepted accounting principles applicable to such Person (including generally accepted accounting principles applicable to such Person by Law) or the consolidated group of which such Person is a member, including IFRS (as relevant).

"General Data Protection Regulation" means Regulation (EU) 2016/679 of 27 April 2016 on the protection of natural persons with regard to the processing of personal data and on the free movement of such data, and repealing Directive 95/46/EC.

"German Account Security Agreement" means, with respect to any German Collection Account, a pledge agreement in such form as agreed between the German Sellers and the Purchaser (with the consent of the Administrative Agent).

"German Civil Code" means the Civil Code of the Federal Republic of Germany (Bürgerliches Gesetzbuch), as amended or restated from time to time.

"German Collection Account" means any account set forth in Schedule 21 (Account Details) of this Incorporated Terms Memorandum (as amended from time to time) under the heading "German Collection Accounts".

"German Collection Account Bank" means any bank or other financial institution set forth in Schedule 21 (Account Details) of this Incorporated Terms Memorandum (as amended from time to time) under the heading "German Collection Account Banks".

"German Law Receivable" means any Receivable which is governed by German law.

"German Sale and Transfer Provisions" means the terms set forth in Schedule 3 (Sale and Assignment of German Law Receivables) of the Receivables Purchase and Servicing Agreement.

"German Seller" means Kloeckner Metals Germany GmbH.

"Group" or "Group Company" means Klöckner and its direct or indirect Subsidiaries. "Guarantee" of or by any Person (the "guarantor") means:

(a)
any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect:
(i)
to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay or otherwise) or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness or other obligation;
(ii)
to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof;
(iii)
to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation;
(iv)
under an agreement entered into for the purpose of assuring in any other manner the holders of such Indebtedness or other obligation of the payment thereof or to protect such holders against loss in respect thereof (in whole or in part);
(v)
as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or other obligation; or
(b)
any Adverse Claim on any assets of the guarantor securing any Indebtedness (or any existing right, contingent or otherwise, of the holder of Indebtedness to be secured by such an Adverse Claim) of any other Person, whether or not such Indebtedness or other obligation is assumed by the guarantor.

"IFRS" means international accounting standards within the meaning of the IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements.

"Incorporated Terms Memorandum" means this incorporated terms memorandum, as amended or amended and restated from time to time.

"Incorporated Terms Memorandum (2025)" means the incorporated terms memorandum in effect from (and including) the Amendment Date 2025 until (but excluding) the Amendment 2026 Effective Date.

"Indebtedness" means any indebtedness for or in respect of:

(a)
moneys borrowed;
(b)
any amount raised by acceptance under any acceptance credit facility;
(c)
any amount raised pursuant to any note purchase facility or the issue of bonds, notes, commercial papers, debentures, loan stock or similar instruments;
(d)
the amount of any liability in respect of any Capitalised Lease Obligations;
(e)
receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis);
(f)
any derivative transaction entered into with a bank or financial institution in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the marked to market value shall be taken into account);
(g)
any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other similar instrument issued by a bank or financial institution;
(h)
the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (g) above.

"Indemnified Amounts" has the meaning specified in Clause 19.1 (Indemnification) of the Co-Funding Agreement or in Clause 20.1 (Indemnification) of the Receivables Purchase and Servicing Agreement, as applicable.

"Indemnified Party" has the meaning specified in Clause 19.1 (Indemnification) of the Co- Funding Agreement or in Clause 20.1 (Indemnification) of the Receivables Purchase and Servicing Agreement, as applicable.

"Indemnified Taxes" means Taxes other than Excluded Taxes.

"Initial Purchase Price" means, for each Purchased Receivable and the Related Security:

(a)
in the case of an Eligible Receivable, an amount equal to (i) the Unpaid Balance of such Purchased Receivable less (ii) the Discount; and
(b)
in the case of any other Receivable, zero. "Insolvency Event" or "Insolvent" or "Insolvency" means:
(a)
with respect to any Person which is subject to the German Insolvency Code (InsO), that such Person is:
(i)
unable to pay its debts when due ("Zahlungsunfähigkeit" pursuant to section 17 of the German Insolvency Code (InsO));
(ii)
in a situation where the scenario described under sub-paragraph (i) above is imminent ("drohende Zahlungsunfähigkeit" pursuant to section 18 of the German Insolvency Code (InsO)) within the next three (3) months;

(iii)
overindebted ("Überschuldung" pursuant to section 19 of the German Insolvency Code (InsO));
(iv)
subject to preliminary measures by a court or administrative body ("Androhung von Sicherungsmaßnahmen" pursuant to section 21 of the German Insolvency Code (InsO));
(v)
subject to the initiation of any case, action or proceedings by a competent authority or court or a resolution has been made for the winding-up, dissolution or liquidation of the respective Person; or
(vi)
subject to Insolvency Proceedings against the assets of such Person are dismissed for lack of assets.
(b)
with respect to any other Person any of the following events:
(i)
the official appointment of an insolvency administrator, custodian, trustee, receiver, examiner, liquidator or similar official for such Person or a substantial portion of its property or any application for, seeking of, consents to, or acquiescence in, such appointment;
(ii)
the initiation of any Insolvency Proceedings, excluding such action or proceedings which have apparently been initiated for abusive purposes or which are frivolous;
(iii)
the levy, attachment or enforcement of a distress, diligence or execution against the whole or any substantial portion of the undertaking or assets of such Person, unless such possession or process is discharged or otherwise ceases to apply within twenty (20) days;
(iv)
an initiation of any case, action or proceedings by a competent authority or court or a resolution has been made for the winding-up, dissolution or liquidation of the respective Person;
(v)
such Person is unable to pay its debts when due within the meaning of the Insolvency Law applicable to such Person and any situation where such scenario is imminent within the next three (3) months;
(vi)
such Person is overindebted within the meaning of the Insolvency Law applicable to such Person;
(vii)
Insolvency Proceedings against the assets of such Person are dismissed for lack of assets.

"Insolvency Law" means any Law relating to liquidation, conservatorship, bankruptcy, insolvency, assignment for the benefit of creditors, administration, receivership, examination, rearrangement, administrative receivership, reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise), winding up, composition, moratorium or similar debtor relief Laws of any applicable jurisdiction from time to time in effect.

"Insolvency Proceedings" means under applicable Insolvency Law (a) any case, action or proceeding before any court or other Official Body relating to bankruptcy, reorganisation, insolvency, liquidation, examinership, receivership, dissolution, winding-up or relief of debtors of a Person, or (b) any general assignment of assets for the benefit of creditors of a Person, composition, marshalling of assets for creditors of a Person, or other similar arrangement in respect of its creditors generally or any substantial portion of its creditors (which, for the avoidance of doubt, shall not include the distribution of the Purchaser's cash in accordance with the Priority of Payments).

"Interest Amount" means, for any Co-Funding Instrument and any Interest Period: for each day during such Interest Period:

IR x PB

Y

where:

IR	=	the Interest Rate for such Co-Funding Instrument for such day;
PB	=	the Principal Balance of such Co-Funding Instrument on such day;
Y	=	360 (or, in the event the practice of the relevant interbank market differs, in accordance with such market practice),

provided, that no provision of the Co-Funding Agreement shall require the payment or permit the collection of Interest Amount in excess of the maximum permitted by applicable Law; and provided further that Interest Amount for any Co-Funding Instrument shall not be considered paid by any distribution to the extent that at any time all or a portion of such distribution is rescinded or must otherwise be returned for any reason.

"Interest Period" means, with respect to any Co-Funding Instrument, the period from the applicable Funding Date to its Designated Repayment Date, provided that in the case of any Interest Period for any Co-Funding Instrument which commences before the Facility Termination Date and would otherwise end on a date occurring after the Facility Termination Date, such Interest Period shall end on the Facility Termination Date and, on or after the Facility Termination Date, each Interest Period shall be one day.

"Interest Rate" means, with respect to any Co-Funding Instrument, the sum of:

(a)
(i) the applicable Base Rate or (ii) upon the occurrence of an Screen Rate Replacement Event, the Replacement Benchmark; and
(b)
the Applicable Margin, provided that:
(i)
if such rate is below zero, the Interest Rate shall be zero; and
(ii)
notwithstanding anything herein to the contrary, at all times after a Facility Termination Event has occurred and is continuing the Interest Rate for all Co- Funding Instruments shall be an interest rate per annum equal to the Default Rate.

"Intra-Month Settlement Date" means the 10th and 25th day immediately succeeding each Calculation Period, or if that day is not a Business Day, the next following Business Day.

"Irish Deed of Charge" means the Irish deed of charge dated the Signing Date 2020 and entered into by the Purchaser and the Security Trustee, as amended or amended and restated from time to time.

"Klöckner" means Klöckner & Co SE (or, following the consummation of the Permitted Upstream Merger, the Surviving Company).

"Law" means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Official Body.

"Legal Reservations" means:

(a)
the principle that equitable remedies and certain reimbursements may be granted or refused at the discretion of a court and the limitation of enforcement by Insolvency Laws and other applicable Laws generally affecting the rights of creditors;
(b)
the time barring of claims;
(c)
similar principles, rights and defences under the laws of any Relevant Jurisdiction; and
(d)
any other matters which are set out as qualifications or reservations as to matters of law of general application in any legal opinion delivered in connection with the Transaction Documents.

"Liquidation Fee" means for any Interest Period for which an Interest Amount is calculated by reference to the Base Rate (or, as applicable, the Replacement Benchmark), and a reduction of the Principal Balance of the relevant Co-Funding Instrument is made for any reason on any day other than the last day of such Interest Period, the sum of (a) the amount, if any, by which (i) the additional Interest Amount which would have accrued during such Interest Period on the Principal Balance of the Co-Funding Instrument relating to such Interest Period had such reduction not occurred, exceeds (ii) the income, if any, received by the Co-Funder holding such Co-Funding Instrument from the investment of the proceeds of such reduction of Principal Balance, plus, with respect to any Foreign Funding Currency (if applicable), (b) the amount of any costs or expenses incurred in connection with the termination or reduction of any related Currency Hedge Agreements, plus (c) without duplication of the amounts specified in sub- paragraph (b) of this definition, the Currency Hedge Breakage Costs, if a positive number, for the relevant Settlement Date.

"Loss and Dilution Reserve" means, on any date, an amount equal to:

𝐿𝐷𝑅𝑃 𝑥 𝑁𝐸𝑅𝐵

where:

LDRP	=	the Loss and Dilution Reserve Percentage on such date; and
NERB	=	the Net Eligible Receivables Balance at the close of business of the Master Servicer on such date.

"Loss and Dilution Reserve Percentage" means, on any day, the sum of (i) the Loss Reserve Percentage and (ii) the Dilution Reserve Percentage.

"Loss Horizon" means, as of any Monthly Reporting Date, a number of days prior to the last day of the related Calculation Period equal to the sum of 60 days plus the weighted average payment terms of the Purchased Receivables.

"Loss Horizon Ratio" means, as of any Monthly Reporting Date and continuing until (but not including) the next Monthly Reporting Date, the amount equal to (a) the aggregate amount of all sales (in Euro or the Euro Equivalent) which gave rise to Purchased Receivables that were generated during the Calculation Periods ending within the Loss Horizon divided by (b) the Net Eligible Receivables Balance as of the end of the Calculation Period immediately preceding such earlier Monthly Reporting Date.

"Loss Reserve Floor" means, at any time, a percentage equal to 10.0% (or such other percentage which may be agreed in writing between the Administrative Agent, the Co-Funders and the Master Servicer from time to time).

"Loss Reserve Percentage" means the greater of (i) the Loss Reserve Floor and (ii) the Loss Reserve Ratio.

"Loss Reserve Ratio" means, as of any Monthly Reporting Date and continuing until (but not including) the next Monthly Reporting Date, an amount (expressed as a percentage) that is calculated as follows:

𝐿𝑅𝑅 = 𝑆𝐹 𝑥 𝐴𝐷 𝑥 𝐿𝐻𝑅

where:

LRR	=	Loss Reserve Ratio;
SF	=	the Stress Factor;
AD	=

the "Average Default", defined as the highest three-month rolling average Default Ratio that occurred during the period of 12 consecutive Calculation Periods immediately preceding such earlier Monthly Reporting Date; and

LHR	=	the Loss Horizon Ratio.

"Majority Co-Funders" means Co-Funders representing more than 66.66% of the Aggregate Commitment Amount or, if the Commitments have been terminated, Co-Funders that represented more than 66.66% of the Aggregate Commitment Amount immediately prior to such termination.

"Master Definitions Schedule" means this Schedule 1 (Master Definitions Schedule) of this Incorporated Terms Memorandum.

"Material Adverse Effect" means a material adverse effect, individually or in the aggregate with other events or circumstances, on:

(a)
the business, financial condition, operations or assets of any Transaction Party;
(b)
the ability of a Transaction Party to perform any of its material obligations under any Transaction Document to which it is a party;

(c)
the validity or enforceability of a Transaction Document where the entirety of the rights and obligations under such Transaction Document would be affected; or
(d)
in relation to the Transaction taken as a whole:
(i)
the interests of the Purchaser generally in the Purchased Receivables and the Related Security and the enforceability and collectability of such interests; or
(ii)
the security interests of the Purchaser in the Collection Accounts and the enforceability of such security interests.

"Material Indebtedness" means:

(a)
a single Indebtedness (other than (i) the Co-Funding Instruments or other Indebtedness arising pursuant to and contemplated by the Transaction Documents and (ii) any Capitalised Lease Obligations) of Klöckner or any Seller (each taken separately) in a principal amount (and if not denominated in Euro, the Euro Equivalent thereof) exceeding EUR 10,000,000; and
(b)
Capitalised Lease Obligations of any one or more of the Transaction Parties in an aggregate amount (and if not denominated in Euro, the Euro Equivalent thereof) exceeding EUR 20,000,000, but for this purpose counting only Capitalised Lease Obligations which in an individual amount (and if not denominated in Euro, the Euro Equivalent thereof) exceed EUR 2,500,000.

"Maturity Date" means the earlier of:

(a)
the first Settlement Date that occurs six months after the Facility Termination Date; and
(b)
the date on which all of the Co-Funding Instruments are declared to be immediately due and payable pursuant to Clause 18(b)(ii) (Termination) of the Co-Funding Agreement.

"Maximum Percentage Factor" means 100%.

"Member State" means as the context may require, a member state of the European Union. "Model" means a report furnished by the Master Servicer pursuant to Clause 9.1(a)(iii)

(Portfolio Reports) of the Receivables Purchase and Servicing Agreement, substantially in the form of Schedule 19 (Form of Model) of this Incorporated Terms Memorandum (2025) or any other form as agreed after the Amendment Date 2025 between the Administrative Agent, the Co-Funders and the Master Servicer from time to time.

"Monthly Report" means a report furnished by the Master Servicer pursuant to Clause 9.1(a)(ii) (Portfolio Reports) of the Receivables Purchase and Servicing Agreement substantially in the form attached as Schedule 16 (Form of Monthly Report) of the Incorporated Terms Memorandum (2025) and containing the certification of the Master Servicer (or any other form as agreed after the Amendment Date 2025 between the Administrative Agent, the Co-Funders and the Master Servicer from time to time).

"Monthly Reporting Date" means the third Business Day immediately preceding each Monthly Settlement Date.

"Monthly Settlement Date" means the 10th day immediately succeeding each Calculation Period, or if that day is not a Business Day, the next following Business Day.

"Moody's" means Moody's Investors Services Limited and any successor of the debt rating business thereof.

"Net Eligible Receivables Balance" means at any time an amount equal to:

(a)
the aggregate Unpaid Balance of Purchased Receivables that qualify as Eligible Receivables at such time; minus
(b)
the aggregate amount for all Obligors by which the Unpaid Balance of all Eligible Receivables of each Obligor (treating each Obligor and its Affiliates as if they were a single Obligor) exceeds the Concentration Limit for such Obligor at such time; minus
(c)
unapplied cash Collections of the Purchased Receivables (in Euro or the Euro Equivalent) at such time; minus
(d)
the Credit Note Reduction at such time; minus
(e)
the Set-Off Reduction at such time; minus
(f)
the Accrual Reserve at such time.

"Non-Affected Parties" means, at any time, those parties to the Transaction Documents that are not Affected Co-Funders (and their respective Sponsor Banks, as relevant) at that time.

"Non-Consenting Co-Funder" has the meaning given to such term in Clause 24.1(a)

(Cancellation of Affected Co-Funders' Commitments) of the Co-Funding Agreement.

"Non-Extending Co-Funder" has the meaning given to such term in Clause 24.1(b)

(Cancellation of Affected Co-Funders' Commitments) of the Co-Funding Agreement.

"Note" means a variable funding note, substantially in the form attached as Schedule 3 (Form of Note) of the Co-Funding Agreement.

"Note Certificate" means a certificate substantially in the form set out in Schedule 3 (Form of Note Certificate) of the Co-Funding Agreement.

"Note Conditions" means the terms and conditions applicable to each Note, substantially in the form attached as Schedule 4 (Note Conditions) of the Co-Funding Agreement.

"Notice" means any notice, notification, confirmation, request, approval, consent or other communication given or delivered by one Transaction Party to one or more other Transaction Parties under or in connection with any Transaction Document.

"Obligor" means, with respect to any Receivable, each Person obligated to make payments in respect of such Receivable pursuant to a Contract.

"Obligor Notice" means a notice substantially in the form of Schedule 1 (Obligor Notice) of the Receivables Purchase and Servicing Agreement.

"Offer" has the meaning given to such term in Clause 2.1 (Sale and Assignment) of the Receivables Purchase and Servicing Agreement.

"Official Body" means any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of any such government or political subdivision, or any court, tribunal, grand jury or arbitrator, or any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, or any accounting board or authority (whether or not a part of government) which is responsible for the establishment or interpretation of national or international accounting principles.

"Operating Account" means any Operating Account (Interest) or Operating Account (Principal).

"Operating Account Bank" means any bank or other financial institution set forth in Schedule 21 (Account Details) of this Incorporated Terms Memorandum (as amended from time to time) under the heading "Operating Account Bank".

"Operating Account (Interest)" means any account set forth in Schedule 21 (Account Details) of this Incorporated Terms Memorandum (as amended from time to time) under the heading "Operating Accounts (Interest)".

"Operating Account (Principal)" means any account set forth in Schedule 21 (Account Details) of this Incorporated Terms Memorandum (as amended from time to time) under the heading "Operating Accounts (Principal)".

"Operating Account Pledge Agreement" means, with respect to each Operating Account, a pledge agreement in such form as agreed between the Purchaser, the Security Trustee and the Administrative Agent.

"Optional Facility Termination Date" means, such Monthly Settlement Date prior to the Scheduled Facility Termination Date as specified by the Master Servicer or the Performance Guarantor on not less than 30 days (or such shorter period as the Administrative Agents may agree acting reasonably) prior written notice to the Administrative Agent and each Co-Funder.

"Other Taxes" means any and all present or future stamp or documentary taxes or any other excise, sales, good and services or transfer taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, any Transaction Document, in each case, other than Excluded Taxes.

"Outstanding Receivables Report" means a report furnished by the Master Servicer pursuant to pursuant to Clause 9.1(a)(ii) (Portfolio Reports) of the Receivables Purchase and Servicing Agreement substantially in the form as agreed between the Master Servicer, the Co-Funders and the Administrative Agent from time to time.

"Participating Member States" means any member state of the European Community that adopts or has adopted the Euro as its lawful currency in accordance with legislation of the European Community relating to Economic and Monetary Union.

"Percentage Factor" means, as of any date of determination, the fraction (expressed as a percentage) computed as follows:

𝐴𝑃𝐵 + 𝐷𝐼𝑃𝑃 + 𝑇𝑅

𝑁𝐸𝑅𝐵

where:

APB	=

the Aggregate Principal Balance on the date of such computation; provided that, solely for purposes of computing the Percentage Factor, the Aggregate Principal Balance on any day shall be deemed to be reduced by an amount equal to the aggregate amount of funds (in Euro or the Euro Equivalent) then held in the Operating Account (Principal);

DIPP	=	the Deferred Initial Purchase Price on the date of such computation
TR	=	the Total Reserves on the date of such computation; and
NERB	=	the Net Eligible Receivables Balance on the date of such computation.

"Performance Guarantee" means the guarantee by the Performance Guarantor pursuant to

Clause 18 (Performance Guarantee) of Part 1 (General Provisions) of the Common Terms. "Performance Guarantor" means Klöckner.

"Permitted Adverse Claim" means any Adverse Claim:

(a)
created or permitted under the Security Documents or any other Transaction Document;
(b)
in respect of taxes, assessments or other governmental charges or levies not yet due and payable or, in the case of any Transaction Party, the validity of which are being contested by such Transaction Party in good faith by appropriate proceedings and with respect to which appropriate reserves have been established in conformity with GAAP by such Transaction Party;
(c)
other than an Adverse Claim with respect to any Purchased Receivable, the Related Security, any Collections related thereto or any Facility Account, arising by operation of Law;
(d)
which is an Adverse Claim on Related Security representing the applicable Obligor's retained interest in such Related Security;
(e)
in respect of any Purchased Receivable which will be released on, prior to or upon or immediately following the sale or transfer (or purported sale or transfer) of such Purchased Receivable under the Receivables Purchase and Servicing Agreement;
(f)
with respect to any Facility Account, any Adverse Claim of the account bank at which such Facility Account is maintained and that arises under the account bank's general business conditions or otherwise in the ordinary course of business between the relevant account holder and such account bank;
(g)
in relation to any Receivables other than Purchased Receivables and any Related Security, Adverse Claims securing Indebtedness and other obligations under the Revolving Credit Facility Agreement and related documents; or

(h)
any lien or other right of a supplier in relation to a Purchased Receivable by retention of title or any form of extended retention of title (verlängerter Eigentumsvorbehalt) or similar arrangements under Applicable Law, provided that in relation to the respective Purchased Receivable all applicable Eligibility Criteria have been satisfied.

"Permitted Cash Pooling" means, in respect of the Permitted Cash Pooling Collection Accounts, each and any cash pooling arrangement with a Permitted Cash Pooling Bank notified and evidenced in writing by the Master Servicer to the Administrative Agent in reasonably satisfactory form; it being understood that no consent to any such cash pooling arrangement is required on the part of the Administrative Agent or any other Secured Party (but if so requested by the Master Servicer, without undue delay following such request, the Administrative Agent and/or the Secured Parties shall acknowledge in writing vis-à-vis the relevant Permitted Cash Pooling Bank that each of them agrees and consents to such cash pooling arrangements with respect to any such Permitted Cash Pooling Collection Accounts in such form as may be reasonably required by the Master Servicer) subject only to full compliance at all times with the Performance Guarantee by the Performance Guarantor.

"Permitted Cash Pooling Bank" means any bank or other financial institution set forth in Schedule 21 (Account Details) of this Incorporated Terms Memorandum (as amended from time to time) under the heading "Permitted Cash Pooling Banks", provided that the consent to the amendment of Schedule 21 (Account Details) of this Incorporated Terms Memorandum regarding any change of the list of Permitted Cash Pooling Banks at the request of Klöckner and/or any relevant Subsidiary of Klöckner may not be unreasonably withheld by any other relevant party hereto.

"Permitted Cash Pooling Collection Accounts" means, in respect of the Collection Accounts listed in Schedule 21 (Account Details) of this Incorporated Terms Memorandum, each and any Collection Account notified as such in writing by the Master Servicer to the Administrative Agent in respect of which Klöckner and/or any relevant Subsidiary of Klöckner has entered into an arrangement for Permitted Cash Pooling.

"Permitted Shareholder" means any member of Worthington Group that is not a Group Company.

"Permitted Upstream Merger" means a merger of Klöckner & Co SE with Worthington BidCo as the Surviving Company.

"Person" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture, Official Body, governmental entity or any other entity.

"Portfolio Report" means any Monthly Report or Daily Report.

"Post Facility Termination Date Priority of Payments" means the priority of payments set forth in Schedule 14 (Post Facility Termination Date Priority of Payments) of this Incorporated Terms Memorandum.

"Pre-Facility Termination Date Priority of Payments" means the priority of payments set forth in Schedule 13 (Pre-Facility Termination Date Priority of Payments) of this Incorporated Terms Memorandum.

"Principal Balance" means, with respect to any Co-Funding Instrument, the principal amount (in EUR or the EUR Equivalent, as applicable) outstanding from time to time under such Co- Funding Instrument.

"Priority of Payments" means the Pre-Facility Termination Date Priority of Payments or the Post Facility Termination Date Priority of Payments, as applicable.

"Purchase" means a purchase by the Purchaser of Receivables, irrespective of whether the Receivables are Eligible Receivables or not, and the Related Security from a Seller pursuant to Clause 2 (Sale and Assignment, Transfer) of the Receivables Purchase and Servicing Agreement.

"Purchase Date" means each day on which a Purchase is made pursuant to Clause 2.1 (Sale and Assignment) of the Receivables Purchase and Servicing Agreement.

"Purchase (Newly) List" means a list prepared for the Master Servicer for each Purchase Date identifying details of the Purchased Receivables, in the form attached as Schedule 17 Part II (Form of Purchase (Newly) List) of the Incorporated Terms Memorandum (2025) or any other form as agreed after the Amendment Date 2025 between the Administrative Agent, the Co- Funders and the Master Servicer from time to time.

"Purchase Price" means, for each Purchased Receivable and the Related Security which is purchased pursuant to the terms of the Receivables Purchase and Servicing Agreement, the sum of (i) the Initial Purchase Price and (ii) the Deferred Purchased Price.

"Purchased Receivable" means any Receivable which is sold and assigned, or as applicable, transferred (including the holding in trust pending a perfected assignation) to the Purchaser pursuant to Clause 2.1 (Sale and Assignment) of the Receivables Purchase and Servicing Agreement.

"Purchaser" means Klöckner Receivables Funding DAC, a designated activity company incorporated under the laws of the Republic of Ireland.

"Purchaser Covenants" means the Purchaser's covenants set out in Schedule 9 (Purchaser Covenants) of this Incorporated Terms Memorandum

"Purchaser Representations and Warranties" means the representations and warranties of the Purchaser as set forth in Schedule 6 (Purchaser Representations and Warranties) of this Incorporated Terms Memorandum.

"Purchaser Security Documents" has the meaning given to such term in the Trust Agreement. "Qualifying Lender" means a Co-Funder which is:

(a)
resident in a member state of the European Union other than Ireland; or
(b)
resident in a jurisdiction with which Ireland has entered into a Tax Treaty that has the force of law; or
(c)
resident in a jurisdiction with which Ireland has entered into a Tax Treaty where that treaty will (on completion of necessary procedures) have the force of law; or
(d)
a bank which is licensed to carry on banking business in Ireland and which is carrying on a bona fide banking business in Ireland;

(e)
a building society (within the meaning of section 256(1) TCA) which is carrying on a bona fide banking business in Ireland;
(f)
an authorised credit institution (under the terms of Directive 2013/36/EU) which has duly established a branch in Ireland, having made all necessary notifications to its home state competent authorities (as required under Directive 2013/36/EU and, where applicable, under Council Regulation No 1024/2013) in relation to its intention to carry on banking business in Ireland, and such credit institution is carrying on a bona fide banking business in Ireland;
(g)
a body corporate which advances money in the ordinary course of a trade which includes the lending of money where the interest is taken into account in computing the trading income of such body corporate and such body corporate has complied with the notification requirements under section 246(5) TCA;
(h)
a qualifying company (within the meaning of section 110 TCA); or
(i)
an investment undertaking (within the meaning of section 739B TCA).

"Qualifying Subsidiary" means, with respect to any Person (herein referred to as the "parent"), any corporation, limited company, partnership, association or other business entity of which securities or other ownership interests representing more than 75% of the equity or more than 75% of the ordinary voting power or more than 75% of the general partnership interests are, at the time any determination is being made, directly or indirectly, owned, controlled or held by the parent or one or more Qualifying Subsidiaries of the parent or by the parent and one or more Qualifying Subsidiaries of the parent, and which is consolidated with the parent for purposes of GAAP applicable to the parent.

"Quotation Day" means, in relation to any Interest Period for which an interest rate is to be determined, two Business Days before the first day of that Interest Period (unless market practice differs in the European interbank market or, in the case of a Foreign Funding Currency, any other relevant interbank market in which case the Quotation Day shall be determined by the Administrative Agent in accordance with market practice in the relevant market (and if quotations would normally be given on more than one day, the Quotation Day will be the last of those days)).

"Rating Agencies" shall mean on any date of determination the rating agencies then rating Commercial Paper at the request of any Co-Funder.

"Rating Agency Condition" means, with respect to any event or circumstance, that each Rating Agency then rating the Commercial Paper of any Co-Funder shall have confirmed to such Co- Funder that such event or circumstance will not cause its rating of such Co-Funder's Commercial Paper to be reduced or withdrawn.

"Receivable" means any indebtedness and other payment obligations of any Obligor resulting from the provision or sale of merchandise, goods or services by a Seller, including the right to payment of any interest or Finance Charges, value added taxes or sales taxes provided that for the purpose of this definition the following transactions shall be excluded and no indebtedness or obligations for payment thereunder shall constitute a Receivable: (i) "cash and carry" sales by any Seller (ii) sales to an Obligor against credit card payment and the corresponding financing receivables against the respective credit card issuer, and (iii) any sales by a Seller against advance payments.

"Receivables Purchase and Servicing Agreement" means the Receivables Purchase and Servicing Agreement dated the Signing Date 2020 and entered into by, inter alios, the Purchaser, Klöckner, the Sellers, the Servicers and the Administrative Agent, as amended or amended and restated from time to time.

"Records" means all documents, purchase orders, invoices, agreements, books, records and other information relating to the Purchased Receivables and the Related Security with respect thereto, the applicable Contracts and the related Obligors.

"Reference Bank Rate" means the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Administrative Agent at its request by the Reference Banks:

(a)
in relation to EURIBOR:
(i)
other than where paragraph (ii) below applies, as the rate at which the relevant Reference Bank believes one prime bank is quoting to another prime bank for three-month interbank term deposits in EUR within the Participating Member States; or
(ii)
if different, as the rate (if any and applied to the relevant Reference Bank and the relevant period) which contributors to the applicable Screen Rate are asked to submit to the relevant administrator.
(b)
in relation to a Foreign Funding Currency (if applicable) such rate as agreed upon between Klöckner, the Administrative Agent and all Co-Funders in respect of that Foreign Funding Currency:
(i)
other than where paragraph (ii) below applies, as the rate at which the relevant Reference Bank could borrow funds in the relevant interbank market in the respective Foreign Funding Currency and for a three-month period were it to do so by asking for and then accepting interbank offers for deposits in reasonable market size in that currency and for that period; or
(ii)
if different, as the rate (if any and applied to the relevant Reference Bank and the relevant currency and period) which contributors to the applicable Screen Rate are asked to submit to the relevant administrator.

"Reference Banks" means Commerzbank Aktiengesellschaft, Luxembourg Branch, or any such other entity as may be appointed by the Administrative Agent in consultation with Klöckner.

"Register" means the register kept at the registered office of the Registrar for the purpose of registration of any Schuldschein and Note under the Co-Funding Agreement.

"Registrar" means Klöckner and, following the occurrence of a Facility Termination Event, the Security Trustee.

"Regulatory Requirement" has the meaning specified in Clause 15.1 (Increased Cost and Reduced Return) of the Co-Funding Agreement.

"Related Security" means, with respect to any Receivable:

(a)
the Ancillary Rights relating to such Receivable; and

(b)
all of the respective Seller's right, title and interest in, to and under:
(i)
all security interests, hypothecations, retention or reservations of ownership, liens or other adverse claims and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements, registrations, hypothecs, charges or other similar filings or instruments against an Obligor and all security agreements describing any collateral securing such Receivable;
(ii)
all claims, present or future, of the respective Seller to request transfer of possession against an Obligor and against third parties who may be in direct possession of the security covered by retention or reservations of ownership referred to in paragraph (i) above;
(iii)
all guarantees, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise (provided, that it is understood and agreed that notwithstanding anything herein or in any other Transaction Document to the contrary (i) no Transaction Party shall be required to take any action to cause any such guarantee or other agreement or arrangement to be transferred to or for the benefit of, or otherwise assigned, to the Purchaser to the extent any such transfer or assignment requires the consent of any Person (other than a Transaction Party) or is prohibited by applicable Law, (ii) no credit or other insurance with respect to the Receivables shall be assigned to the Purchaser or any Secured Party by any Transaction Party pursuant to the Receivables Purchase and Servicing Agreement or any other Transaction Document and regardless of whether such credit or other insurance is assignable no Transaction Party shall be required to take any action to assign or otherwise make the Purchaser or other Secured Party the beneficiary of such credit or other insurance, and (iii) any amounts received by any Transaction Party in respect of, or otherwise in connection with, such guarantee, other agreement or arrangement or credit or other insurance shall constitute "Related Security" for all purposes of the Transaction Documents, including any obligation of any Transaction Party under the Transaction Documents to promptly deposit amounts received in respect of Collections to a Collection Account);
(iv)
any pledge or other right in rem transferred together with the related Receivable by operation of applicable Law; and
(v)
any and all collections and proceeds in respect of the foregoing. "Relevant Jurisdiction" means, in relation to an entity:
(a)
the jurisdiction under whose laws that entity has its registered seat;
(b)
any jurisdiction where any asset subject to or intended to be subject to the security interests to be created by it pursuant to the Security Documents is situated;
(c)
any jurisdiction where it conducts its business; and

(d)
the jurisdiction whose laws govern the perfection of any of the Security Documents entered into by it.

"Relevant Nominating Body" means any applicable central bank, regulator or other supervisory authority or a group of them, or any working group or committee sponsored or chaired by, or constituted at the request of, any of them or the Financial Stability Board.

"Replacement Benchmark" means a benchmark rate which is:

(a)
formally designated, nominated or recommended as the replacement for a Screen Rate by:
(i)
the administrator of that Screen Rate (provided that the market or economic reality that such benchmark rate measures is the same as that measured by that Screen Rate); or
(ii)
any Relevant Nominating Body,

and if replacements have, at the relevant time, been formally designated, nominated or recommended under both paragraphs, the "Replacement Benchmark" will be the replacement under paragraph (ii) above;

(b)
in the opinion of the Majority Co-Funders and Klöckner, generally accepted in the international or any relevant domestic syndicated loan markets as the appropriate successor to a Screen Rate; or
(c)
in the opinion of the Majority Co-Funders and Klöckner, an appropriate successor to a Screen Rate.

"Reporting Date" means any date on which a Portfolio Report is delivered or required to be delivered by the Master Servicer pursuant to Clause 9 (Reporting) of the Receivables Purchase and Servicing Agreement.

"Reporting Obligations" means the reporting obligations under Article 7 of the European Securitisation Regulation, in particular in conjunction with Commission Delegated Regulation (EU) 2015/3 supplementing Regulation (EC) No 1060/2009 of the European Parliament and of the Council with regard to regulatory technical standards on disclosure requirements for structured finance instruments and, as soon as adopted and effective, the regulatory technical standards to be adopted by the European Commission pursuant to Article 7(3) of the European Securitisation Regulation.

"Representations and Warranties" means the Seller Representations and Warranties, the Representations and Warranties of the Master Servicer and the Performance Guarantor and the Purchaser Representations and Warranties, as applicable.

"Repurchase Date" has the meaning given to such term in Clause 6.2(a) (Repurchase) of the Receivables Purchase and Servicing Agreement.

"Repurchased Receivable" means any Receivable which has been repurchased by a Seller pursuant to, and in accordance with, Clause 6.2(a) (Repurchase) of the Receivables Purchase and Servicing Agreement.

"Repurchase Price" has the meaning given to such term in Clause 6.2 (Repurchase) of the Receivables Purchase and Servicing Agreement.

"Responsible Officer" means:

(a)
with respect to Klöckner, any member of the management board, any duly authorised officer (Prokurist) and, if different, its chief financial officer and its treasury manager;
(b)
with respect to any other Person, any member of the managing board, any managing director and any duly authorised officer or, to the extent any of the foregoing are not recognised in a jurisdiction, the equivalent thereof in such jurisdiction; and
(c)
any senior individual nominated by Klöckner or by any other Person as a "Responsible Officer", in each case with respect to itself, and notified as such to the Administrative Agent in writing with respect to a specific purpose.

"Revolving Credit Facility Agreement" means the revolving credit facility agreement dated 23 May 2013, as last amended and restated by an amendment agreement dated on or about the Amendment 2026 Signing Date and as further amended and restated from time to time, between Klöckner, certain financial institutions and Commerzbank Aktiengesellschaft as agent, and others.

"S&P" means Standard & Poor's Rating Services, Inc., a division of the McGraw Hill Companies, or any successor to its rating business.

"Sale and Transfer Provisions" means the German Sale and Transfer Provisions.

"Sanctioned Country" means any country or other territory subject to a general export, import, financial or investment embargo under any Sanctions.

"Sanctioned Person" means any individual or entity that is:

(a)
the subject of any Sanctions;
(b)
named in any Sanctions List;
(c)
located or organised or incorporated under the laws of any Sanctioned Country; or
(d)
owned by (meaning at least 50% ownership interest) or otherwise controlled by any such individual or entity or individuals or entities described in paragraphs (a) through
(c)
above.

"Sanctions" means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by any Sanctions Authority.

"Sanctions and Anti Corruption Provisions" means each of Clause 1(y) of Schedule 4 (Seller Representations and Warranties), Clauses 15 and 16 of Schedule 5 (Representations and Warranties of the Master Servicer and the Performance Guarantor), Clauses 17 and 18 of Schedule 6 (Purchaser Representations and Warranties), Clause 23 (Anti Terrorism and Sanctions, Anti Corruption Laws) of Schedule 7 (Seller Covenants), Clause 13 (Anti Terrorism and Sanctions, Anti Corruption Laws) of Schedule 8 (Covenants of the Master Servicer and the Performance Guarantor) and Clause 26 (Anti Terrorism and Sanctions, Anti Corruption Laws) of Schedule 9 (Purchaser Covenants).

"Sanctions Authority" means:

(a)
the United States of America;

(b)
the United Nations Security Council;
(c)
the European Union;
(d)
the United Kingdom;
(e)
Germany;
(f)
Switzerland; or
(g)
the respective governmental institutions of any of the foregoing, including, without limitation, His Majesty’s Treasury, the Office of Foreign Assets Control of the US Department of the Treasury, the US Department of Commerce, the US Department of State and any other agency of the US government.

"Sanctions List" means each list listing specific individuals or entities which are the subject of Sanctions which has been published by any of the Sanctions Authorities, in particular each of the following lists:

(a)
Consolidated List of Financial Sanctions Targets (His Majesty’s Treasury);
(b)
Consolidated Financial Sanctions List (EEAS);
(c)
Denied Persons List (BIS);
(d)
Statutorily Debarred Parties (US Department of State);
(e)
Specially Designated Nationals List (OFAC);
(f)
Unverified List (BIS),

and any replacement of any of the above lists published by the relevant Sanctions Authority.

"Scheduled Facility Termination Date" means 25 July 2028 unless extended by an extension agreement between the Sellers, the Master Servicer, the Purchaser, the Co-Funders, the Sponsor Banks and the Agents substantially in the form of Schedule 26 (Form of Extension Agreement) to this Incorporated Terms Memorandum or otherwise in accordance with Clause 8 (Variation of Transaction Documents) of Part 1 (General Provisions) of the Common Terms.

"Schuldschein" means a certificate of indebtedness (Schuldschein) substantially in the form attached as Schedule 1 (Form of Schuldschein (Certificate of Indebtedness)) of the Co-Funding Agreement.

"Schuldschein Loan" has the meaning given to such term in Clause 3.1 (Schuldschein Loans) of the Co-Funding Agreement.

"Schuldschein Loan Terms" means the Schuldschein loan terms substantially in the form attached hereto as Schedule 2 (Schuldschein Loan Terms) of the Co-Funding Agreement.

"Screen Rate" means:

(a)
in relation to EURIBOR, the euro interbank offered rate administered by the European Money Markets Institute (or any other person which takes over the administration of that rate) for euro deposits with respect to a three-month period as displayed on the relevant Bloomberg page; and

(b)
in relation to the Base Rate applicable to a Foreign Funding Currency (if applicable), such screen rate as agreed upon between Klöckner, the Administrative Agent and all Co-Funders in respect of that Foreign Funding Currency, or if the relevant page or service ceases to be available, the Administrative Agent may specify another page or service displaying the relevant rate after consultation with Klöckner and the Co-Funders.

"Screen Rate Replacement Event" means, in relation to a Screen Rate:

(a)
the methodology, formula or other means of determining that Screen Rate has, in the opinion of the Majority Co-Funders and Klöckner, materially changed;
(b)

(i)

(A)
the administrator of that Screen Rate or its supervisor publicly announces that such administrator is insolvent; or
(B)
information is published in any order, decree, notice, petition or filing, however described, of or filed with a court, tribunal, exchange, regulatory authority or similar administrative, regulatory or judicial body which reasonably confirms that the administrator of that Screen Rate is insolvent, provided that, in each case, at that time, there is no successor administrator to continue to provide that Screen Rate;

(ii)
the administrator of that Screen Rate publicly announces that it has ceased or will cease, to provide that Screen Rate permanently or indefinitely and, at that time, there is no successor administrator to continue to provide that Screen Rate;
(iii)
the supervisor of the administrator of that Screen Rate publicly announces that such Screen Rate has been or will be permanently or indefinitely discontinued; or
(iv)
the administrator of that Screen Rate or its supervisor announces that that Screen Rate may no longer be used; or
(c)
in the opinion of the Majority Co-Funders and Klöckner, that Screen Rate is otherwise no longer appropriate for the purposes of calculating interest under the Transaction Documents.

"Secured Obligations" has the meaning given to such term in Clause 7 (Security Purpose) of the Trust Agreement.

"Secured Parties" means, collectively, the Co-Funders, the Administrative Agent and the Security Trustee.

"Security Documents" means the Trust Agreement, the Operating Account Pledge Agreement, the Irish Deed of Charge, each Account Security Agreement, and each other security agreement, deed of charge or other analogous agreement executed or delivered from time to time by the Purchaser or any Transaction Party pursuant to, or in connection with, the transaction contemplated by the Transaction Documents.

"Security Trustee" means CSC Trustees GmbH or any other reputable and experienced Person as successor which is appointed to act as security trustee under the Transaction Documents with the consent of the Master Servicer and the Administrative Agent (acting at the instructions of the Co-Funders (acting reasonably)).

"Seller" means the German Seller and any Additional Seller acceding to the Transaction as "Additional Seller" under the Receivables Purchase and Servicing Agreement.

"Seller Addition Date" has the meaning specified in Clause 19.1 (Additional Seller) of the Receivables Purchase and Servicing Agreement.

"Seller Covenants" means the covenants given by the Sellers as set forth in Schedule 7 (Seller Covenants) of this Incorporated Terms Memorandum.

"Seller Payout Date" means, with respect to any Seller, the earlier of (a) the Final Discharge Date and (b) the latest of (i) the date described in Clause 19.2 (Termination of a Seller) of the Receivables Purchase and Servicing Agreement, and (ii) the date on which each Purchased Receivable originated by such Seller has been paid in full or such Purchased Receivable has become a Defaulted Receivable and the Seller has received all amounts it reasonably expects to receive in respect of such Receivable and its Related Security (including the proceeds of any claim under a credit insurance policy), and (iii) the date on which that Seller has made all payments and deposits required, as at the later of the dates referred to in (i) and (ii) above, to be made by it under this Agreement and the other Transaction Documents to which it is a party.

"Seller Representations and Warranties" means the representations and warranties given by each of the Sellers as set forth in Schedule 4 (Seller Representations and Warranties) of this Incorporated Terms Memorandum.

"Seller Termination Date" means, with respect to any Seller, the earliest of:

(a)
the date on which the Seller Termination Date is declared or automatically occurs with respect to such Seller pursuant to Clause 18.3 (Termination following Seller Termination Event) of the Receivables Purchase and Servicing Agreement; and
(b)
the date described in Clause 19.2 (Termination of a Seller) of the Receivables Purchase and Servicing Agreement on which such Seller shall cease to have the right to transfer Receivables to the Purchaser thereunder.

"Seller Termination Event" has the meaning given to such term in Schedule 10 (Seller Termination Events) of this Incorporated Terms Memorandum.

"Servicer" means each of the Master Servicer and the Sub-Servicers.

"Servicer Advance" has the meaning given to such term in Clause 7.3 (Servicer Advances) of the Receivables Purchase and Servicing Agreement.

"Servicing Fee" has the meaning given to such term in Clause 12.1 (Remuneration, Costs and Expenses) of the Receivables Purchase and Servicing Agreement.

"Servicing Fee Percentage" means 1% per annum or, following the appointment of a Substitute Servicer pursuant to Clause 18.3(b) (Termination following Seller Termination Event) of the Receivables Purchase and Servicing Agreement, such other rate per annum as may be reasonably agreed between such Substitute Servicer and the Administrative Agent (with the prior written consent of the Majority Co-Funders).

"Set-Off Reduction" means, on any Monthly Reporting Date and continuing until (but not including) the next Monthly Reporting Date, the amount (in Euro or the Euro Equivalent) determined as of the last day of the immediately preceding Calculation Period of the amount in respect of each Obligor of a Purchased Receivable originated by any Seller equal to the lesser of (i) the aggregate of all amounts owed by any such Seller as of such last day to such Obligor, and (ii) the Unpaid Balance of Purchased Receivables of such Obligor.

"Settlement Date" means, for each Co-Funding Instrument:

(a)
prior to the occurrence of the Facility Termination Date, its Designated Repayment Date; and
(b)
on and after the occurrence of the Facility Termination Date, each Business Day. "Signing Date 2020" means 27 October 2020.

"Sponsor Bank" means, where the Co-Funder is an asset-backed commercial paper conduit, the sponsor bank of such relevant asset-backed commercial paper conduit or the related asset- backed commercial paper programme, which in each case is a credit institution regulated and supervised by the German supervisory authority (Bundesanstalt für Finanzdienstleis- tungsaufsicht) and the European Central Bank, whose supervisory activities also include tests on a frequent and regular basis with a view to fulfilling, among other things, the conditions of Article 25(3) subparagraph 2 of the European Securitisation Regulation.

"Spot Rate" means, on any day, for the purpose of determining the Euro Equivalent of any currency other than EUR, the ECB reference rate at which such currency may be exchanged into Euro, as set forth at approximately 11.00 a.m. CET on such day on the relevant Bloomberg page, provided, that if at the time of any such determination, for any reason, no such reference rate is being quoted, the Administrative Agent may use any reasonable method it deems appropriate to determine such rate, and such determination shall be conclusive absent manifest error.

"Standard Terms and Conditions" means, with respect to any Seller, the standard terms and conditions of such Seller in effect on the Amendment Date 2025 and set forth in Schedule 22 (Standard Terms and Conditions) of the Incorporated Terms Memorandum (2025), as modified after the Amendment Date 2025 in compliance with the Receivables Purchase and Servicing Agreement.

"Stress Factor" means 2.25.

"Sub-Servicer" means at any time the Person appointed as Sub-Servicer pursuant to the terms of the Receivables Purchase and Servicing Agreement.

"Subsidiary" means, with respect to any Person (herein referred to as the "parent"), any corporation, limited company, partnership, association or other business entity:

(a)
of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, directly or indirectly, owned, controlled or held; or
(b)
that is, at the time any determination is made, otherwise controlled (as defined in the definition of Affiliate),

in each case of (a) and (b), by the parent or one or more Subsidiaries of the parent or by the parent and one or more Subsidiaries of the parent.

"Substitute Servicer" has the meaning given to such term in Clause 18.3(b) (Termination following Seller Termination Event) of the Receivables Purchase and Servicing Agreement.

"Successor Sub-Servicer" has the meaning given to such term in Clause 7.4(a) (No Resignation; Successor Sub-Servicer) of the Receivables Purchase and Servicing Agreement.

"Supplemental Report" means any Model or Outstanding Receivables Report.

"Surviving Company" means the legal entity which is the universal legal successor (Gesamtrechtsnachfolger) of Klöckner & Co SE after the consummation of the Permitted Upstream Merger.

"TARGET Day" means any calendar day on which the real-time gross settlement system operated by the Eurosystem (T2) or any successor system is open for settlement of payments in EUR.

"Taxes" means any and all present or future taxes (including value added taxes), levies, imposts, duties (including stamp duties), deductions, charges (including ad valorem charges), withholdings or other charges of any nature whatsoever imposed by any Official Body.

"Tax Treaty" means a double taxation treaty into which Ireland has entered which contains an article dealing with interest or income from debt claims.

"TCA" means the Taxes Consolidation Act, 1997 of Ireland (as amended).

"Testing Period" means a period of four consecutive fiscal quarters ending on the last day of a fiscal quarter of Klöckner.

"Total Reserves" means, at any time, an amount equal to the sum of:

(a)
the Loss and Dilution Reserve;
(b)
the Carrying Cost Reserve; and
(c)
the Commingling Reserve.

"Transaction" means the transaction constituted by the Transaction Documents and all agreements and documents executed in connection therewith and the performance thereof and all other acts, undertakings and activities connected with any of the foregoing.

"Transaction Documents" means this Incorporated Terms Memorandum, the Co-Funding Agreement, any Co-Funding Instrument, the Receivables Purchase and Servicing Agreement, the Security Documents, the Transaction Fee Letter, the Corporate Services Agreement and all other instruments, documents and agreements executed and/or delivered pursuant to or in connection therewith (whether or not expressly specified as Transaction Document).

"Transaction Fee Letter" means the transaction fee letter agreement originally dated the Signing Date 2020 between the Purchaser, Klöckner, the Administrative Agent and the Co- Funders, as amended or amended and restated from time to time.

"Transaction Parties" means, collectively, each Seller, the Master Servicer (so long as it is a Seller or an Affiliate thereof), each Sub-Servicer (so long as it is a Seller or an Affiliate thereof) and the Performance Guarantor.

"Transaction Party Obligations" means all present and future indebtedness and other liabilities and obligations (howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or due or to become due) of the Purchaser or any other Transaction Party to the Secured Parties arising under or in connection with the Transaction Documents or the transactions contemplated thereby, and shall include the aggregate Principal Balance of the Co- Funding Documents, any Interest Amount accrued and to accrue to maturity with respect to all Interest Periods at such time, Fees, and all other amounts owed and payable (whether or not due and payable) by the Purchaser or any other Transaction Party under or in connection with the Transaction Documents (whether in respect of fees, expenses, indemnifications, breakage costs, increased costs or otherwise), including interest, fees and other obligations that accrue after the commencement of any bankruptcy, insolvency or similar proceeding with respect to any Transaction Party (in each case whether or not allowed as a claim in such proceeding).

"Transaction Security" means the security created by the Purchaser in favour of the Security Trustee (for the benefit of the Secured Parties) pursuant to the terms of the Purchaser Security Documents.

"Trust Agreement" means the trust agreement dated the Signing Date 2020 and entered into between, inter alios, the Purchaser and the Security Trustee, as amended or amended and restated from time to time.

"Trustee Claim" has the meaning given to such term in Clause 4.2 (Position of the Security Trustee in relation to the Purchaser) of the Trust Agreement.

"Unpaid Balance" means, with respect to any Receivable at any time, the unpaid amount of such Receivable at such time (in Euro or the Euro Equivalent, as applicable), excluding any Finance Charges.

"VAT" and "value added tax" means:

(a)
any Tax imposed in compliance with Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112); and
(b)
any other Tax of a similar nature whether imposed in a member state of the European Union in substitution for, or levied in addition to, such Tax referred to in paragraph (a) above, or imposed elsewhere.

"Worthington" means Worthington Steel, Inc.

"Worthington BidCo" means Worthington Steel GmbH (or such other Subsidiary of Worthington as notified by Klöcker to the the Administrative Agent and the Co-Funders prior to the consummation of the Permitted Upstream Merger).

"Worthington Group" means Worthington and its Subsidiaries from time to time.

2.
PRINCIPLES OF INTERPRETATION
2.1
Unless a contrary indication appears, any reference in any Transaction Document to:
(a)
a "Transaction Document" or any other agreement or instrument is a reference to that Transaction Document or other agreement or instrument as amended, amended and restated, novated, supplemented, extended or modified;
(b)
"assets" includes present and future properties, revenues and rights of every description and
(c)
any "Person" shall include its successors, transferees, assigns and assignees;
(d)
any Law, statute, treaty, regulation or contract shall be construed as a reference to such Law, statute, treaty, regulation or contract as the same may have been, or may from time to time be, amended, supplemented or re-enacted;
(e)
"set-off" shall include analogous rights under applicable Law;
(f)
the term "continuing", in respect of a Facility Termination Event or a Seller Termination Event be construed as a reference to the relevant event which has not been remedied or waived in accordance with the relevant Transaction Document;
(g)
a "judgment" shall include a decree or order issued by a court;
(h)
"re-assigned" and/or "retransfer" shall include a retrocession;
(i)
a time of day shall, unless a contrary indication appears, be a reference to CET;
(j)
"periods" of days shall be counted in calendar days unless Business Days or TARGET Days are expressly prescribed;
(k)
any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day;
(l)
a "successor" of any person shall be construed so as to include a transferee, assign, assignee or successor in title of such person and any other person who has assumed the rights and obligations or functions of such first-mentioned person hereunder or to which, such rights and obligations or functions have been transferred;
(m)
"Klöckner" or "Klöckner & Co SE" (other than within the definitions of "Permitted Upstream Merger" and "Surviving Company") shall, following consummation of the Permitted Upstream Merger, be read and construed as a reference to the Surviving Company; and
(n)
the terms "Intermediate Transferor" and the "Scottish Supplemental Charge" shall be read and construed as if there were no such reference.

2.2
In any Transaction Document the following shall apply:
(a)
in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding";
(b)
unless specified otherwise, "promptly", "immediately", "forthwith", "as soon as possible" or any similar expression used herein shall mean without undue delay (ohne schuldhaftes Zögern); and
(c)
unless specified otherwise, "at all times" or any similar expression used herein shall mean at all times prior to the Final Discharge Date;
(d)
accounting terms not otherwise defined herein, and accounting terms partly defined herein to the extent not defined, shall have the respective meanings given to them under, and shall be construed in accordance with, GAAP.
2.3
Any Schedule of, or Appendix or Annex hereto or to a Transaction Document forms part of the Transaction Documents and shall have the same force and effect as if the provisions of such Schedule, Appendix or Annex were set out in the body of the Transaction Documents. Any reference to any Transaction Document shall include any such Schedule, Appendix or Annex.
2.4
In the Transaction Documents, save where the context otherwise requires, words importing the singular number include the plural and vice versa.
2.5
The Transaction Documents are written in the English language. The English language version of the Transaction Documents shall prevail over any possible translation of the Transaction Documents, provided however that where a German legal term has been used in the Transaction Documents such German legal term and not the English term to which it relates shall be authoritative for the purposes of construction of such Transaction Document and the relevant English term.
2.6
Where in any Transaction Document there is an obligation to "perfect" a transfer, assignment, charge or other transaction, that shall be construed as an obligation (applicable only in relation to jurisdictions which have the concept of "perfection" of such a transaction) to take all steps necessary in the relevant jurisdiction to perfect the transaction, other than (to the extent this would otherwise have been applicable) giving to an Obligor notice of the sale, assignment, transfer or conveyance of any Purchased Receivable or Related Security with respect thereto and any reference to "perfected " shall be construed accordingly (provided that nothing in this Clause 2.6 shall limit the obligation of any Transaction Party to give any such notice to an Obligor where and in the circumstances expressly required by the provisions of the Transaction Documents).
2.7
Wherever in any Transaction Document a requirement appears or a statement, representation or warranty is made that, as a result of the transaction contemplated by the Receivables Purchase and Servicing Agreement, the Purchaser must have "perfected" and "enforceable" title to the Purchased Receivables, or that such Purchased Receivables must be "free and clear of any Adverse Claim", then such requirement or statement, representation or warranty shall not be deemed to be breached merely because under applicable Law a notice needs to be given to the relevant Obligors in order to ensure that the transfer is enforceable against third parties.
2.8
Without prejudice to any provision in any Transaction Document which requires the consent, approval, authorisation, assent or confirmation from the Administrative Agent (whether on its own behalf or on behalf of the Majority Co-Funders or any other Person), in the event that any Transaction Party receives instructions from a Secured Party which, in the reasonable determination of such Transaction Party, conflict with or otherwise contradict instructions received by such Transaction Party from another Secured Party (which instructions shall be in respect of the same matter or thing), such Transaction Party shall promptly (and in any event within one Business Day) request further instructions with respect to such matter or thing from the Administrative Agent and shall treat the Administrative Agent's instructions as conclusive and determinative with respect to such matter or thing.

2.9
After the Seller Payout Date with respect to any Seller that Seller will no longer be treated as a Seller for purposes of the Transaction Documents, except for purposes of any provisions of the Transaction Documents which by their terms survive any termination of such Transaction Documents.
2.10
Wherever in any Transaction Document a requirement appears or a statement, representation or warranty is made that, as a result of the transactions contemplated by the relevant Transaction Documents the Security Trustee (acting on its own behalf or on behalf of other parties) or other beneficiary must have a "legal", "valid", "perfected" and "enforceable" security interest under any relevant Security Document, such requirement or statement, representation or warranty, where applicable to an assignment, shall not be deemed to be breached merely because under applicable Law a notice needs to be given to the relevant third party debtor in order to ensure that the transfer is enforceable against it.

SCHEDULE 2 COMMON TERMS

Part 1 General Provisions

1.
Further assurance

Except where any Transaction Document specifies otherwise, each Party shall (at such Party's cost) do and execute, or arrange for the doing and executing of, each act, document and thing reasonably requested of it by any other Party in order to implement and/or give effect to such Transaction Document and the Transaction.

2.
Entire Agreement

The Transaction Documents and any documents referred to in the Transaction Documents constitute the entire agreement and understanding between the Transaction Parties relating to the Transaction and supersede any previous agreements between the parties relating to the subject matter of the Transaction Documents.

3.
Continuing Obligations
(a)
The Transaction Documents shall create and constitute the continuing obligations of the Parties in accordance with their terms and shall remain in full force and effect until the Final Discharge Date, provided, however, that the provisions of:
(i)
Clauses 11 (Breakage Costs), 12 (Changes to the Calculation of Interest), 13 (Reserves and Expenses), 14 (Taxes) and 19 (Indemnification) of the Co- Funding Agreement;
(ii)
Clauses 15.3 (Taxes) and 20 (Indemnification) of the Receivables Purchase and Servicing Agreement; and
(iii)
Clauses 7 (Non-Petition and Limited Recourse), 17 (Confidentiality and Data Protection Laws) and 23 (Costs and Expenses) of Part 1 (General Provisions) of the Common Terms and Clause 10 (Currency Indemnity) of Part 2 (Payment Provisions) of the Common Terms,

shall survive any termination of the Transaction Documents.

(b)
Except to the extent that they have been performed and/or except where any Transaction Document specifically provides otherwise, the warranties, representations, indemnities, and obligations as provided for in any Transaction Document remain in force until the Final Discharge Date.
4.
Several Capacities

Where any Party acts in more than one capacity, the provisions of these Common Terms shall apply to such person as though it were a separate party in each such capacity.

5.
Transaction Documents Prevail

If a provision of any Transaction Document is inconsistent with any provision of the Common Terms or the Master Definitions Schedule, the provision of such Transaction Document shall prevail.

6.
Provision of Services outside Transaction Documents

Subject to the provisions of the Transaction Documents, nothing in the Transaction Documents shall prevent any Party from rendering services similar to those provided for in the Transaction Documents to other persons, firms or companies or from carrying on any business similar to or in competition with the business of any of the Parties.

7.
Non-Petition and Limited Recourse
7.1.
The Purchaser
(a)
No proceedings against the Purchaser

Each Party (other than the Purchaser) agrees with and acknowledges to the Purchaser that:

(i)
none of the Parties nor any person on their behalf shall initiate, or join any Person in initiating, Insolvency Proceedings, or any other proceedings that would result in an Insolvency Event in respect of the Purchaser, provided that any such Party may join any proceedings or action under any applicable Insolvency Law that is initiated by any Person other than such Party or one of such Party's Affiliates;
(ii)
none of the Parties shall be entitled to take, or join in the taking of, any corporate action, legal proceedings or other procedure or step which would result in the Priority of Payments not being complied with; and
(iii)
no personal liability shall attach to, or be incurred by the shareholders, officers or directors of the Purchaser as such, or any of them under or by reason of any of the obligations, covenants or agreements of the Purchaser under the Transaction Documents.
(b)
Limited Recourse

Each Party (other than the Purchaser) agrees with and acknowledges to the Purchaser, that notwithstanding any other provision of any Transaction Document, all obligations of the Purchaser to such Party, including, without limitation, the obligations, are limited in recourse as set out below:

(i)
each Party agrees that amounts owed to the Parties will be paid from available funds but will be subject to the applicable Priority of Payments and that none of the Parties will have any claim, by operation of law or otherwise, against, or recourse to any of the Purchaser's other assets or its equity capital;
(ii)
each Party agrees with the Purchaser that all amounts payable or expressed to be payable by the Purchaser pursuant to the Transaction Documents shall be recoverable solely out of its assets and shall be limited to the lesser of (a) the aggregate amount of all sums due and payable to such Party and (b) the aggregate amounts received, realised or otherwise recovered by or for the account of the Purchaser in respect of the Transaction Security, whether pursuant to enforcement of the Transaction Security or otherwise, net of any sums which are payable by the Purchaser in accordance with the applicable Priority of Payments in priority to or pari passu with sums payable to such Party;

(iii)
upon the giving written notice to the Parties that the Purchaser has determined (in reliance on the certification delivered to it by the Security Trustee) that there is no reasonable likelihood of there being any further realisations in respect of the Transaction Security (whether arising from an enforcement of the Transaction Security or otherwise) which would be available pursuant to the applicable Priority of Payments to pay unpaid amounts outstanding under the relevant Transaction Document, the relevant Party shall have no further claim against the Purchaser in respect of any such unpaid amounts and such unpaid amounts shall be deemed to have been discharged in full; and
(iv)
the Parties (other than the Purchaser) agree that the obligations of the Purchaser under the Transaction Documents will not be obligations or responsibilities of, or guaranteed by, any other Person or entity.
7.2.
The obligations under this Clause 7 (Non-Petition and Limited Recourse) shall survive the termination of the Transaction Documents.
8.
Variation of Transaction Documents
8.1.
Subject to Clauses 8.2 and 8.4 below, no amendment or waiver of any provision of the Transaction Documents or consent to any departure by any Party therefrom shall be effective unless in writing signed by the Administrative Agent in its own name and in the name and on behalf of each of the Co-Funders and the Sponsor Banks, with the prior written consent of Co- Funders representing at least 51% of the Aggregate Commitment Amount or, if the Commitments have been terminated, Co-Funders that represented at least 51% of the Aggregate Commitment Amount immediately prior to such termination.
8.2.
No amendment, waiver or consent shall be effective, unless in writing and signed by all Co- Funders and the Administrative Agent, if and to the extent it concerns:
(a)
the reduction of the Principal Balance of, or Interest Rate for any Co-Funding Instrument or the delay of any scheduled date for payment thereof;
(b)
the reduction of fees payable by the Purchaser to the Co-Funders or the delay of the dates on which such fees are payable;
(c)
the extension of the Scheduled Facility Termination Date or the Maturity Date;
(d)
the release of any portion of the security created under the Security Documents other than as provided for pursuant to the terms of the Transaction Documents;
(e)
the change of any of the provisions of this Clause 8 (Variation of Transaction Documents) or the definition of "Majority Co-Funders";
(f)
the amendment of any Facility Termination Event;

(g)
the amendment of the definition of "Total Reserves", "Percentage Factor", "Loss and Dilution Reserve", "Carrying Cost Reserve", "Commingling Reserve", "Default Ratio", "Defaulted Receivable", "Delinquent Receivable", "Funding Currency", "Net Eligible Receivables Balance", "Stress Factor" or increase of the Maximum Percentage Factor, any Concentration Factor or Concentration Limit;
(h)
the amendment or modification to any Priority of Payments; or
(i)
the release of the Performance Guarantor from its obligations under the Performance Guarantee.
8.3.
Any amendment, waiver or other modification of any provision of a Transaction Document must also be signed by the parties to such Transaction Document (unless expressly otherwise provided for (including, without limitation, Clause 8.1 above)), and in any case by the Purchaser, the Master Servicer and the Performance Guarantor, provided that (i) where any such amendment, waiver or other modification of a Transaction Document to which the Sellers are party relates solely to one or more individual Sellers (including in their respective capacities as Sub-Servicers) or such Sellers' rights and obligations without affecting the rights and obligations of the other Sellers (including in their respective capacities as Sub-Servicers), only the affected Sellers need to sign the relevant amendment, waiver or other modification and the other Sellers shall only be notified thereof by the Master Servicer, and that (ii) where an amendment, waiver or other modification of this Incorporated Terms Memorandum (or any part hereof) does not relate to or affect the Sellers (including in their respective capacities as Sub- Servicers) or their respective rights and obligations under the Transaction Documents, the Sellers do not need to sign the relevant amendment, waiver or other modification and shall only be notified thereof by the Master Servicer.
8.4.
The provisions of this Clause 8 (Variation of Transaction Documents) are subject to Clause 24

(Right to Cancellation; Continuity of Transaction Documents) of the Co-Funding Agreement.

9.
Failure to Exercise

A failure of a Party to exercise or delay in exercising a right or remedy provided by any Transaction Document or by law does not constitute a waiver by such Party of the right or remedy or a waiver of other rights or remedies. No single or partial exercise of a right or remedy provided by any Transaction Document or by law prevents further exercise of the right or remedy or the exercise of another right or remedy.

10.
Rights Non-Exclusive

Except where any Transaction Document specifically provides otherwise, the rights and remedies contained in a Transaction Document are cumulative and not exclusive of rights or remedies provided by Law.

11.
Invalidity

Without prejudice to any other provision thereof, if at any time any provision of any Transaction Document is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, this shall not affect or impair:

(a)
the legality, validity or enforceability in that jurisdiction of any other provision of such Transaction Document; or

(b)
the legality, validity or enforceability under the law of any other jurisdiction of that or any other provision of such Transaction Document.

All Transaction Parties agree that any such invalid, illegal or unenforceable provision shall be replaced by such valid provision which in its economic effect comes as close as legally possible to that of the invalid provision. Equally, the Transaction Parties agree that any omission or gap (Vertragslücke) in any Transaction Document shall be filled with a provision that reflects the commercial intentions of the relevant Transaction Parties in the best possible way and, in the absence of such agreement, the applicable statutory law provisions shall apply.

12.
No Partnership

Except where any Transaction Document specifically provides otherwise, no provision of any Transaction Document creates a partnership between any of the Parties or makes a Party the agent of another Party for any purpose. Except where any Transaction Document provides otherwise, a Party has no authority or power to bind, to contract in the name of, or to create a liability for another Party in any way or for any purpose.

13.
Conversion of Currencies
(a)
If, on any day a payment is due and payable under any Transaction Document, it is necessary for funds in one currency to be converted into another currency in order to make such payment pursuant to the applicable Priority of Payments, the Purchaser shall cause the Master Servicer to effect such exchange (or, if applicable, shall instruct the Administrative Agent to effect such exchange) at the spot rate of exchange as reasonably determined and agreed upon between the Master Servicer and the Administrative Agent.
(b)
On each Exchange Rate Determination Date, if applicable, the Purchaser shall cause the Master Servicer to determine the Spot Rate for any Foreign Funding Currency and give notice thereof to the Administrative Agent. In the event the Spot Rate for such Foreign Funding Currency cannot be determined by the Master Servicer because, for any reason, the relevant exchange rate is not quoted, then the Spot Rate shall be determined by the Administrative Agent using any reasonable method it deems appropriate and shall be notified to the Purchaser and the Master Servicer, and such determination shall be conclusive absent manifest error.
(c)
Whenever any computation or calculation hereunder requires the aggregation of amounts denominated in more than one currency, all amounts that are denominated in a Foreign Currency shall be converted to Euro using the Spot Rate determined for the Exchange Rate Determination Date immediately preceding the date of such calculation.
14.
Standard of Care

Unless a Transaction Document specifically provides otherwise, each obligation under the Transaction Document shall be performed with the standard of care of a prudent business person (Sorgfalt eines ordentlichen Kaufmanns).

15.
No Third Party Benefit

Each Party is entering into each Transaction Document to which it is a party for its own benefit and not for the benefit of another person. Except where any Transaction Document specifically provides otherwise, rights under a Transaction Document only accrue to a person party to such

Transaction Document and accordingly a person who is not a party to a Transaction Document shall have no rights under Section 328 of the German Civil Code (kein Vertrag zugunsten Dritter) in respect of the Transaction Documents.

16.
Delegation

Except where any Transaction Document specifically provides otherwise:

(a)
a Party may not subcontract or delegate the performance of any of its obligations under a Transaction Document; and
(b)
where a Transaction Document provides for the possibility of a Party to sub-contract or delegate the performance of any of its obligations under such Transaction Document, the sub-contracting or delegating Party shall remain responsible for any negligence or wilful misconduct on the part of the sub-contractor or delegates pursuant to Section 278 of the German Civil Code (Erfüllungsgehilfenhaftung).
17.
Confidentiality and Data Protection Laws
17.1.
Subject to Clauses 17.2 to 17.5 below (Confidentiality and Data Protection Laws), the Transaction Fee Letter (including any prior drafts thereof) and any other pricing information relating to the facility contemplated by the Transaction Documents (including such information set forth in any engagement letter, term sheet or proposal prior to the Closing Date 2020) (collectively, "Product Information") is confidential. Each Party agrees:
(a)
to keep all Product Information confidential and to disclose Product Information only to those of its officers, employees, agents, accountants, legal counsel and other representatives (collectively "Representatives") who have a need to know such Product Information for the purpose of assisting in the negotiation, completion and administration of the Transaction;
(b)
to use the Product Information only in connection with the Transaction and not for any other purpose; and
(c)
to cause its Representatives to comply with these provisions and to be responsible for any failure of any Representative to so comply.

The provisions of this Clause 17 (Confidentiality and Data Protection Laws) shall not apply to Product Information that is or hereafter becomes (through a source other than the Purchaser, Klöckner or any of their respective Affiliates or Representatives) a matter of general public knowledge.

17.2.
Each Finance Party and each Sponsor Bank agrees to maintain the confidentiality of all non- public information with respect to the Parties, the Purchased Receivables, the Related Security, the Collections, the Collection Accounts or any other matters furnished or delivered to it pursuant to or in connection with the Transaction, provided, that such information may be disclosed:
(a)
to such Finance Party's or Sponsor Bank's Representatives who have a need to know such information for the purpose of assisting in the negotiation, completion and administration of the facility contemplated hereby;

(b)
to such Finance Party's or Sponsor Bank's permitted assignees and participants to the extent such disclosure is made pursuant to a written agreement of confidentiality substantially similar to this Clause 17.2 (Confidentiality and Data Protection Laws);
(c)
to the Rating Agencies for each Co-Funder;
(d)
to the extent required by applicable Law or by any Official Body;
(e)
to the extent necessary in connection with the enforcement of any Transaction Document;
(f)
to such Finance Party's auditors or legal or other professional advisors who are bound by a professional duty of confidentiality; and
(g)
to the extent necessary for the purpose of the Transaction and/or any commercial paper notes issued by or on behalf of the Co-Funders achieving the status of a "simple, transparent and standardised (STS)" securitisation under the European Securitisation Regulation.

The provisions of this Clause 17.2 (Confidentiality and Data Protection Laws) shall not apply to information that is or hereafter becomes (through a source other than the applicable Finance Party or Sponsor Bank or any of their respective Representatives) a matter of general public knowledge.

17.3.
The provisions of this Clause 17 (Confidentiality and Data Protection Laws) shall not prohibit any Party from filing with or making available to any governmental or regulatory agency any information or other documents with respect to the Transaction as may be required by applicable Law or requested by such governmental or regulatory agency.
17.4.
The Parties are aware and acknowledge that this Transaction is subject to the Reporting Obligations and hereby agree to the disclosure of information to the extent required to comply with the Reporting Obligations.
17.5.
The other Parties are aware that Klöckner is a listed stock corporation under German law and is subject to several publication or disclosure obligations made by the applicable stock exchange rules and by Laws and competent securities regulatory authorities. The confidentiality obligations set out in this Clause 17 (Confidentiality and Data Protection Laws) shall not apply to Klöckner in the case any of the aforementioned publication or disclosure obligations applies (as determined by Klöckner at its sole discretion).
17.6.
The Parties acknowledge and agree that Personal Data (as such term in defined in the General Data Protection Regulation) relating to the Parties' personnel shall be used and protected solely for the implementation of the rights and obligations of the Parties under the Transaction Documents and in compliance with Data Protection Laws.
18.
Performance Guarantee
18.1.
The Performance Guarantor, hereby irrevocably, absolutely (uneingeschränkt) and unconditionally guarantees in the form of an independent guarantee (selbständiges Garantieversprechen) to the Purchaser and each of the Secured Parties (each a "Beneficiary") that each of the Sellers and the Sub-Servicers fulfils its respective obligations - presently or in the future, wholly or partially, and irrespective of whether such obligations arise during the term of any of the Transaction Documents to which it is a party or after their termination - under and/or in connection with the Transaction Documents to which it is a party when due, including but not limited to all payment obligations (the "Guaranteed Obligations").

18.2.
If any of the Sellers or the Sub-Servicers fails to fulfil any, several or all of its Guaranteed Obligations, irrespective of any dispute among it, the Performance Guarantor and/or the Purchaser and irrespective of any defence whatsoever any of the Sellers and the Sub-Servicers asserts against the claims of the Purchaser, the Performance Guarantor shall without undue delay (unverzüglich) fulfil or cause to be fulfilled such Guaranteed Obligation or pay or cause to be paid any unpaid amounts upon receipt of the Beneficiary's demand stating that and how the relevant Seller or the relevant the Sub-Servicer has failed to comply with its Guaranteed Obligations under and/or in connection with the Transaction Documents to which it is a party; for the avoidance of doubt, any further proof or evidence of the relevant Seller's or the relevant Sub-Servicer's default in respect of the Guaranteed Obligations shall not be necessary.
18.3.
If any payment by a Seller or a Sub-Servicer or any discharge given by a Seller or a Sub- Servicer (whether in respect of its Guaranteed Obligations or in respect of any security for those Guaranteed Obligations) is avoided or reduced as a result of insolvency proceedings or any similar proceeding in relation to the Seller or the Sub-Servicer, each Beneficiary shall be entitled to recover the value or amount of that security or payment from the Performance Guarantor, as if the payment, discharge, avoidance or reduction had not occurred.
18.4.
The Performance Guarantor shall be entitled to set off its own claims against the Beneficiaries' claims under the Performance Guarantee and to exercise any retention rights or counterclaims (Zurückbehaltungsrechte) only, if and to the extent that such claims have become finally adjudicated (rechtskräftig festgestellt) or are undisputed (unbestritten). The Performance Guarantee shall continue to be valid even upon amendment or extension of the Transaction Documents, as well as upon any change with respect to the legal form of any of the Sellers or any of the Sub-Servicers or in case of their insolvency. As far as admissible under any applicable law, the Performance Guarantor's obligations under this Performance Guarantee rank pari passu with its unsecured debt obligations vis-à-vis other creditors.
18.5.
The Performance Guarantor represents and warrants that it is a company engaged in and experienced in international business relations and that it is aware of the legal consequences of an independent guarantee undertaking. For the avoidance of doubt, this Performance Guarantee does not constitute a guarantee on first demand (Garantie auf erstes Anfordern).
18.6.
This Performance Guarantee is in addition to, and is not in any way prejudiced by, any other guarantee or security held by any party to the Transaction Documents and is given irrespective of the amount of voting capital or shares held by the Performance Guarantor in any of the Sellers or the Sub-Servicers.
18.7.
After the consummation of the Permitted Upstream Merger, at the request of the Administrative Agent (acting at the instructions of the Co-Funders), the Performance Guarantor shall be replaced by another suitable member of the Worthington Group as agreed in good faith between the Surviving Company, the Administrative Agent and the Co-Funders within 30 Business Days of the replacement request.
19.
Anti Boycott Provisions
19.1.
The Sanctions and Anti Corruption Provisions shall only apply to the Purchaser, any Seller (also in its capacity as Sub-Servicer) or Klöckner if and to the extent that the Sanctions and Anti Corruption Provisions do not result in any violation by the Purchaser, any Seller (also in its capacity as Sub Servicer) or Klöckner, as applicable of, or in the exposure of the Purchaser, any Seller (also in its capacity as Sub Servicer) or Klöckner, as applicable, or any of their respective directors, officers or employees to any liability under, any anti-boycott or blocking law, regulation or statute that is in force from time to time in the US, the United Kingdom, Switzerland, the Federal Republic of Germany, France, the Netherlands or the European Union and applicable to such entity (including without limitation Council Regulation (EC) No 2271/96 and Section 7 of the German Foreign Trade Ordinance (Verordnung zur Durchführung des Außenwirtschaftsgesetzes (Außenwirtschaftsverordnung - AWV)) (together the "Anti Boycott Provisions"). This shall apply mutatis mutandis to any member of the Group which is subject to any Anti Boycott Provisions.

19.2.
In relation to each Co-Funder and each Sponsor Bank, the Sanctions and Anti Corruption Provisions shall only apply for the benefit of that Co-Funder and each Sponsor Bank to the extent that it would not result in any violation of any Anti Boycott Provisions.
20.
Notices
20.1.
Except as provided in Schedule 20 (Address and Notice Information) of this Incorporated Terms Memorandum, all communications and notices provided for under the Transaction Documents shall be in writing (including facsimile or electronic transmission or similar writing) and shall be given to the other party at its address (including electronic mail address) or facsimile number set forth below or at such other address or facsimile number as such party may hereafter specify for the purposes of notice to such party. Each such notice or other communication shall be effective (i) if given by facsimile, when such facsimile is transmitted to the facsimile number specified below and confirmation is received, (ii) if given by overnight courier, two Business Days after deposit thereof with an international overnight courier service, or (iii) if given by any other means, when received at the address specified below, provided, that each Funding Request shall only be effective upon receipt by the Administrative Agent.
20.2.
All communications and notices provided for hereunder shall be provided in the manner described in Schedule 20 (Address and Notice Information) of this Incorporated Terms Memorandum. Any change to the notice details or account information set forth in Schedule 20 (Address and Notice Information) of this Incorporated Terms Memorandum shall be notified in writing by the relevant Party to the Administrative Agent and shall become effective upon receipt by the Administrative Agent of such notification.
21.
Counterparts

Each Transaction Document may be executed in any number of counterparts, all of which taken together shall constitute one and the same contract.

22.
Business Days

Except as otherwise provided in any Transaction Document and in Clause 5 (Business Days) of Part 2 (Payment Provisions) of the Common Terms, any action, measure or activity (which is not a payment) which is to be made on a day that is not a Business Day shall be made on the next following Business Day.

23.
Costs and Expenses

In addition to the rights of indemnification granted under Clause 19 (Indemnification) of the Co-Funding Agreement and the other obligations herein, the Purchaser agrees to pay on demand all reasonable costs and expenses incurred by any Indemnified Party in connection with the preparation, execution, delivery and administration of the Transaction Documents, including

(a) the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent, the Co-Funders, and their respective Affiliates with respect thereto and with respect to advising the Administrative Agent, the Co-Funders and their respective Affiliates as to their rights and remedies under this Agreement, (b) all rating agency fees, (c) all reasonable fees and expenses associated with any audits and other due diligence conducted by the Administrative Agent and

(d)
any amendments, waivers or consents under the Transaction Documents, in each case as pre-agreed with Klöckner. In addition, the Purchaser agrees to pay on demand all costs and expenses (including reasonable counsel fees and expenses), of each of the Administrative Agent, the Co-Funders, and their respective Affiliates, incurred in connection with the enforcement of, or any dispute, work-out, litigation or preparation for litigation involving, any Transaction Document so long as such enforcement proceeding is not exercised by such Person with gross negligence or wilful misconduct. It is understood and agreed that with respect to the costs and expenses incurred by any Indemnified Party in connection with the preparation and execution of the Transaction Documents and all other documents and agreements to be delivered thereunder or in connection therewith prior to the Closing Date 2020 such costs and expenses shall not exceed the applicable amounts (subject to any assumptions with respect thereto) set forth in any engagement letter.
24.
Further Assurance

From time to time as may be necessary:

(a)
the Parties shall cooperate and agree in good faith on any changes, amendments, supplements and other modifications to any relevant Transaction Document for the purposes of replacing the Corporate Services Provider, any of the Equity Holders or the Security Trustee if so requested by the Master Servicer; and
(b)
each of the Purchaser and the Master Servicer shall (i) cooperate with the Administrative Agent in connection with the review of the Transaction Documents by any Rating Agency and (ii) provide the Administrative Agent with such information or access to such information as any Rating Agency may request in connection with any future review of the ratings applicable to the Transaction (if any).

Part 2 Payment Provisions

1.
Accrual of Interest

Except as otherwise provided in any Transaction Document, any interest, commitment, commission, or any fees due from one Party to another under any Transaction Document shall accrue on a day to day basis and shall be calculated on the basis of the agreed Day Count Fraction.

2.
Reports Prima Facie Evidence

In any legal action or proceeding arising out of or in connection with any Transaction Document, each of the Portfolio Reports and any Supplemental Report shall be prima facie evidence (in the absence of manifest error and subject to the correction of errors) of the existence and amounts due from one Party to another or to any third party and of the information provided therein. For so long as an error has not been corrected, the information contained in the relevant Portfolio Reports and the relevant Supplemental Report shall be deemed to be correct. If an error is subsequently corrected, any payments made prior to such correction that were affected by such error shall be corrected on the subsequent Settlement Date.

3.
Accounts for Payment

On each date on which any Transaction Document requires an amount to be paid by one Party to another Party, the paying Party shall make the relevant amount available to the receiving Party by payment to the account specified in the relevant Transaction Document on the due date no later than the time specified in the relevant Transaction Document, if any.

4.
Exclusion of Set-Off and Counterclaims

Except as expressly provided otherwise in any Transaction Document, all payments required to be made under the Transaction Documents shall be calculated without reference to any set-off or counterclaim and shall be made free and clear of and without any deduction for or on account of any set-off or counterclaim unless the counterclaims are undisputed or confirmed by final judgment.

5.
Business Days

Except as expressly provided otherwise in any Transaction Document, any payment which is due to be made on a day that is not a TARGET Day shall be made on the next TARGET Day, unless such TARGET Day falls in the subsequent calendar month, in which case the payment shall be made on the previous TARGET Day.

6.
Incorrect Payments

If any amount paid pursuant to a Transaction Document shall be determined to have been incorrect, the respective Parties shall consult in good faith in order to agree upon an appropriate method for rectifying such error so that the amounts subsequently received and retained by all Parties are those which they would have received and retained if no such error had been made.

7.
Receipt of Incorrect Payments If any Party:
(a)
receives any amount which should not have been paid out by the Purchaser; or
(b)
purports to set off any amount owed to it by the Purchaser in or towards satisfaction of any sum owed by it under any Transaction Document,

such Party shall pay such amount immediately to the Purchaser or, if immediate payment is not possible, hold the amount so received or applied on behalf of, to the order of and, to the extent recognised by applicable law, on trust for the Purchaser and in each case for application in accordance with the applicable Priority of Payments.

8.
No Withholding

Except as otherwise provided in any Transaction Document, each payment made by a Party to another Party under any Transaction Document shall be made without any withholding or deduction on account of any Taxes, unless such withholding or deduction is required by law.

9.
Withholding or tax deductions

If a paying Party becomes aware that it must make a withholding or deduction on account of any Taxes in respect of any payment under any Transaction Document (or that there is any change in the rate or the statutory basis of a tax deduction) it shall notify the Transaction Party, which receives the payment, accordingly.

10.
Currency Indemnity
10.1.
If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each Party agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given.
10.2.
If any sum due from a Party (the "Payor") to another Party (the "Payee") under the Transactions Documents (a "Sum"), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the "First Currency") in which that Sum is payable into another currency (the "Second Currency") for the purpose of (i) making or filing a claim or proof against the Payor or (ii) obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings, then the Payor shall as an independent obligation, within three Business Days of demand, indemnify each Payee to whom a Sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (1) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (2) the rate or rates of exchange available to the Payee at the time of its receipt of that Sum.

Part 3 Governing Law Provisions

1.
Applicable Law

To the extent not specifically provided otherwise, each Transaction Document and all matters (including non-contractual rights and obligations) arising from or connected with it shall be governed by German law.

2.
Exclusive Jurisdiction

Unless otherwise provided for in a Transaction Document, each Party irrevocably agrees that the regional court (Landgericht) of Frankfurt am Main, Germany, shall have exclusive jurisdiction to hear and determine any proceedings and to settle any disputes brought in connection with the relevant Transaction Document, and each Party irrevocably submits to the jurisdiction of the German courts. This jurisdiction agreement is not concluded for the benefit of only one party.

3.
Appointment of Process Agent

Unless otherwise provided for in a Transaction Document, upon the request of a Party, each Party, which has neither a branch nor a branch office in Germany, shall appoint a third party as its process agent vis-à-vis the Parties, which shall be competent to receive notification relating to or in connection with court proceedings before German courts in connection with any Transaction Document.

SCHEDULE 3 CONDITIONS PRECEDENT

Part A

Conditions Precedent relating to the Initial Purchase on or after the Closing Date 2020

All terms used in this Part A have the meaning ascribed thereto in the Master Definitions Schedule in its original version as at the Signing Date 2020.

1.
Copies of up-to-date commercial register extracts (or comparable certificates) and articles of association in respect of each Seller and Klöckner;
2.
copies of the Transaction Documents and all other documents and agreements relating thereto, duly executed by all of the parties thereto and all documentation to be delivered therewith;
3.
a copy of a solvency certificate issued by each of the German Sellers and the Performance Guarantor, substantially in the form as set out in Schedule 24 (Form of Solvency Certificate) to this Incorporated Terms Memorandum;
4.
a certificate of each Seller and Klöckner issued either by its directors and/or duly authorised signatories (Prokuristen) certifying the names and specimen signatures of the Persons authorised on behalf of such Seller or Klöckner to execute the Transaction Documents and any other documents to be delivered by it thereunder;
5.
a legal opinion of Jones Day as to matters of Dutch law, in form and substance satisfactory to the Administrative Agent and the Co-Funders;
6.
a legal opinion of Jones Day as to matters of English law, in form and substance satisfactory to the Administrative Agent and the Co-Funders;
7.
a legal opinion of Jones Day as to matters of French law, in form and substance satisfactory to the Administrative Agent and the Co-Funders;
8.
a legal opinion of Jones Day as to matters of German law, in form and substance satisfactory to the Administrative Agent and the Co-Funders;
9.
a legal opinion of A&L Goodbody, legal counsel as to matters of Irish law, in form and substance satisfactory to the Administrative Agent and the Co-Funders;
10.
a legal opinion of Brodies LLP, legal counsel as to matters of Scottish law, in form and substance satisfactory to the Administrative Agent and the Co-Funders
11.
a legal opinion of Jones Day as to certain French law corporate matters, in form and substance satisfactory to the Administrative Agent and the Co-Funders;
12.
a legal opinion of Hengeler Mueller Partnerschaft von Rechtsanwälten mbB as to certain German law corporate matters, in form and substance satisfactory to the Administrative Agent and the Co-Funders;
13.
payment in full of all fees, costs and expenses (including legal fees and expenses) required to be paid on or prior to the Closing Date 2020 in accordance with the Transaction Fee Letter and all fees and expenses described in Clause 23 (Costs and Expenses) of Part 1 (General Provisions) of the Common Terms and invoiced prior to the Closing Date 2020 in accordance with the terms thereof, provided detailed invoices have been received;

14.
to the extent required by the programme documents governing any Co-Funder's Commercial Paper programme, satisfaction of the Rating Agency Condition;
15.
delivery by each Seller to the Security Trustee of (i) a signed Obligor Notice in blank and (ii) a relating power of attorney;
16.
copy of the necessary notification to be provided to the Operating Account Bank in accordance with the Operating Account Pledge Agreement entered into by the Purchaser and, except for the notification pursuant to the French Seller Account Pledge Agreement, copies of the necessary notifications of pledge to each of the Collection Account Banks (other than the English Collection Account Bank) in accordance with the Account Security Agreements; and
17.
internal credit approval of the Co-Funders and, where relevant, the Sponsor Banks for the Transaction.

Part B

Conditions Precedent relating to any Additional Seller

1.
Additional Seller Supplement

an Additional Seller Supplement (with a copy for the Purchaser, the Administrative Agent and each Co-Funder) duly executed and delivered by such Additional Seller;

2.
Officer's Certificate

a certificate of a member of the board, a managing director or the company secretary of such Additional Seller or, to the extent any of the foregoing are not recognised in the jurisdiction of the Additional Seller, the equivalent thereof in such jurisdiction, dated the Seller Addition Date, and certifying:

(a)
that attached thereto is a true and complete copy of the up-to-date corporate documents of such Additional Seller, as in effect on the Seller Addition Date and at all times since a date prior to the date of the resolutions described in paragraph (b) below;
(b)
that attached thereto is a true and complete copy of the resolutions, of the board of directors (or committees thereof), member or general partner, as the case may be, of such Additional Seller authorising the execution, delivery and performance of the Additional Seller Supplement and the Transaction Documents to which it will become a party and the transactions contemplated thereby, and that such resolutions have not been amended, modified, revoked or rescinded and are in full force and effect; and
(c)
as to the authority of the company's representative to sign and specimen signature of each officer executing the Additional Seller Supplement and any other Transaction Documents or any other document delivered in connection therewith on behalf of such Additional Seller (on which certificates the Purchaser may conclusively rely until such time as the Purchaser shall receive from such Additional Seller a revised certificate with respect to such Additional Seller meeting the requirements of this item 2 (Officer's Certificate);
3.
Performance Guarantee

a reaffirmation of the Performance Guarantor in form as set out in the Additional Seller Supplement pursuant to which the Performance Guarantor reaffirms its obligations under the Performance Guarantee after giving effect to the addition of such Additional Seller hereunder, together with any opinions and certificates in connection with the addition of such Additional Seller similar in scope as required pursuant to Part A (Conditions Precedent relating to the initial Purchase on or after the Closing Date 2020) of this Schedule 3 (Conditions Precedent);

4.
Systems

evidence, reasonably satisfactory to the Purchaser and the Administrative Agent that such Additional Seller's systems, procedures and record keeping relating to its Receivables are in all material respects sufficient and satisfactory in order to permit the purchase and administration of such Receivables in accordance with the terms and intent of the Receivables Purchase and Servicing Agreement;

5.
Consent

the written consent to the addition of such Additional Seller from the Administrative Agent (acting at the instructions of the Co-Funders, their consent not to be unreasonably withheld or delayed), including the cooperation and agreement in good faith hereby undertaken by all relevant Parties on any changes, amendments, supplements and other modifications to any relevant Transaction Document as necessary to give effect to the addition of such Additional Seller and the Receivables to be offered by, and to be purchased by the Purchaser from, such Additional Seller;

6.
Account Security Agreement

an executed Account Security Agreement substantially in the form of the Account Security Agreement in place for any Seller of that jurisdiction (with changes as agreed between the Additional Seller and the Administrative Agent) with respect to each Collection Account of the Additional Seller as specified in the Additional Seller Supplement and, if applicable or otherwise necessary, an executed amendment to any existing Account Agreement with respect to any other Collection Account;

7.
Pro forma Monthly Report

a pro forma Monthly Report showing the aging and roll forward history of the Receivables of such Additional Seller for the period beginning not less than 12 months prior to the relevant Seller Addition Date and a pro forma Monthly Report or (if requested by the Purchaser or the Administrative Agent) a pro forma Daily Report for the most recently ended Calculation Period or Business Day, as applicable, prior to the relevant Seller Addition Date;

8.
Consents, licenses, approvals, etc.

a certificate dated as of the applicable Seller Addition Date of a member of the board, managing director or the company secretary of such Additional Seller or, to the extent any of the foregoing are not recognised in the jurisdiction of the Additional Seller, the equivalent thereof in such jurisdiction, either (i) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by such Additional Seller of the Additional Seller Supplement and the validity and enforceability of the Transaction Document to which it is a party against such Additional Seller, and such consents, licenses and approvals shall be in full force and effect or (b) stating that no such consents, licenses or approvals are so required, or that not keeping them in force would not reasonably be expected to have a Material Adverse Effect;

9.
No litigation

confirmation that there is no pending or, to the knowledge of a member of the board, a managing director or company secretary of such Additional Seller or, to the extent any of the foregoing are not recognised in the jurisdiction of the Additional Seller, the equivalent thereof in such jurisdiction, after due inquiry, threatened action, investigation or proceeding in writing affecting such Additional Seller before any Official Body that would reasonably be expected to have a Material Adverse Effect; and

10.
Rating Agency Condition

to the extent required by the programme documents governing any Co-Funder's Commercial Paper programme, confirmation that the Rating Agency Condition is satisfied with respect to the addition of such Additional Seller as a party hereto and to the other Transaction Documents.

SCHEDULE 4

SELLER REPRESENTATIONS AND WARRANTIES

1.
Representations and warranties of all Sellers

Each Seller (including in each case its capacity as Sub-Servicer, as relevant) represents and warrants as follows with respect to itself only on the Signing Date 2020, the Closing Date 2020, each Purchase Date and each Reporting Date:

(a)
such Seller (i) is duly organised and validly existing under the laws of the jurisdiction where it has its registered seat, (ii) is duly qualified to do business in every jurisdiction where the nature of its business requires it to be so qualified, unless the failure to so qualify would not reasonably be expected to have a Material Adverse Effect and (iii) has all corporate or other organisational power, authority and all licenses, authorisations, consents, approvals and qualifications of and from all Official Bodies and other third parties required for the execution and delivery of, and performance of its obligations under, the Transaction Documents to which it is a party and to carry on its business in each jurisdiction in which its business is conducted unless the failure to have such power, authority, licenses, authorisations, consents, approvals and qualifications would not reasonably be expected to have a Material Adverse Effect;
(b)
the execution, delivery and performance by such Seller of any Transaction Document to which it is a party, including such Seller's sale of Receivables and the Related Security and such Seller's use of the proceeds of Purchases, (i) are within such Seller's corporate powers, (ii) have been duly authorised by all necessary corporate action, (iii) are in such Seller's interest and such Seller will receive the corporate benefit as a result of the transactions contemplated by the Transaction Documents to which it is a party,

(iv) do not contravene or constitute a default or termination event (howsoever described) under (A) such Seller's Corporate Documents, (B) any applicable Law,

(C) any contractual restriction binding on or affecting such Seller or its property or (D) any order, writ, judgment, award, injunction or decree binding on or affecting such Seller or its property, except in each such case where any such contravention or default would not reasonably be expected to have a Material Adverse Effect, and (v) do not result in or require the creation or imposition of any Adverse Claim (other than Permitted Adverse Claims) upon or with respect to any Purchased Receivable, the Related Security or any Collection Account. Each Transaction Document to which such Seller (in whatever capacity) is a party has been duly executed and delivered by such Seller;

(c)
under the Laws of the jurisdiction where it has its registered seat it is not necessary that the Transaction Documents to which it is a party are filed, recorded or enrolled with any court or other authority in such jurisdiction, except where the failure to do any such thing would not reasonably be expected to have a Material Adverse Effect;
(d)
subject to the Legal Reservations, each Transaction Document to which it is a party constitutes the legal, valid and binding obligation of such Seller (in whatever capacity), enforceable against it in accordance with its terms;
(e)
there are no actions, suits, investigations, litigation or proceedings at law or by or before any Official Body pending or, to such Seller's knowledge threatened against or affecting such Seller or its Subsidiaries or any of its or their business, property or revenues (i) which question the validity of any Transaction Document to which it is a party or any of the transaction contemplated thereby (excluding any litigation or proceeding against any Obligor) or (ii) which in the reasonable discretion of such Seller individually or in the aggregate would be reasonably expected to have a Material Adverse Effect. Such Seller is not in default or violation of any order, judgement or decree of any Official Body which would reasonably be expected to have a Material Adverse Effect;

(f)
since the Closing Date 2020, there have been no events or circumstances (individually or in the aggregate) which have had or would reasonably be expected to have a Material Adverse Effect in respect of such Seller;
(g)
immediately prior to each Purchase of the Seller's right, title and interest to in and under any Receivables from such Seller under the Receivables Purchase and Servicing Agreement, such Seller was the owner of such Receivables and all Related Security with respect thereto, or (particularly, without limitation, in the case of a retention of title or any form of extended retention of title of a supplier) such Seller was authorised to validly transfer title to such Receivables and Related Security (Verfügungsbefugnis), free and clear of any Adverse Claim (other than Permitted Adverse Claims). Upon each purchase under the Receivables Purchase and Servicing Agreement of the right, title and interest to in and under any Receivables, the Purchaser shall have acquired a valid ownership interest ranking ahead of any other ownership interest, security interest and other interest of any creditor of such Seller in each of such Receivables and in the Receivables Property with respect thereto and the proceeds of the foregoing, in each case free and clear of any Adverse Claim (other than Permitted Adverse Claims);
(h)
(i) each Portfolio Report or Supplemental Report is complete and accurate in all material respects as of its date, and (ii) all other information, exhibits, documents, books, records and reports furnished by or on behalf of such Seller in connection with any Transaction Document to which it is a party or any transaction contemplated thereby is complete (in the context in which it was provided) and accurate in all material respects as of its date, (iii) the information, data, documents, books, records or reports provided to the Administrative Agent by, or on behalf of, such Seller are accurate in all material respects as of the relevant date and (iv) all financial statements which have been furnished by or on behalf of such Seller (A) have been prepared in accordance with GAAP consistently applied and (B) fairly present, in all material aspects, the financial condition of such Seller and, if applicable, its consolidated Subsidiaries as of the dates set forth therein and the results of any operations of such Seller and, if applicable, its consolidated Subsidiaries for the periods ended on such dates, subject to year-end adjustments in the case of unaudited statements;
(i)
such Seller has (i) timely filed or caused to be filed all material Tax returns required to be filed and (ii) paid or made adequate provision for the payment of all Taxes, assessments and other governmental charges due and payable by it, except (A) any such Taxes, assessments or other governmental charges that are being contested in good faith by appropriate proceedings and for which such Seller has set aside on its books adequate reserves in accordance with GAAP as reasonably determined by such Seller, or (B) to the extent that such failure to do so would not reasonably be expected to result in a Material Adverse Effect;
(j)
such Seller is a resident for Tax purposes in the jurisdiction where it has its registered seat or registered office (as applicable) and no payment of interest under the Transaction Documents to which it is a party is connected with a trade or business carried on by any Seller through an Irish branch or agency;

(k)
such Seller's centre of main interests (as defined in Article 3(1) of the EU Insolvency Regulation) is in the jurisdiction where it is duly registered and it has no establishment (as such term is used in Article 2(10) of the EU Insolvency Regulation) in another jurisdiction (for the avoidance of doubt, the fact that such Seller may have Subsidiaries in jurisdictions other than the jurisdiction where it has its registered seat shall not constitute a breach of this representation and warranty hereunder);
(l)
the names and addresses of all the Collection Account Banks, together with the account numbers of the Collection Accounts, as applicable, maintained at such Collection Account Banks, are as specified in Schedule 21 (Account Details) of the Incorporated Terms Memorandum (as the same may be updated from time to time pursuant to Clause 7 (Change in Collection Accounts) of Schedule 7 (Seller Covenants) of the Incorporated Terms Memorandum. Subject to the Legal Reservations, the Security Trustee, on behalf of the Secured Parties, has a valid and perfected security interest in, or pledge of, the Collection Accounts pursuant to the terms of the Security Documents, free and clear of Adverse Claims (other than Permitted Adverse Claims), and each of the Collection Account Banks is an Eligible Collection Account Bank;
(m)
(i) such Seller's organisational identification number and tax identification number and such Seller's principal place of business and the jurisdiction where it has its registered seat or registered office (as applicable) are listed Schedule 20 (Address and Notice Information) of the Incorporated Terms Memorandum;
(n)
such Seller is not Insolvent;
(o)
the transfers of Receivables by such Seller to the Purchaser pursuant to the Receivables Purchase and Servicing Agreement, and all other transactions between such Seller and the Purchaser, have been and will be made in good faith and without intent to hinder, delay or defraud creditors of such Seller or any of its Affiliates;
(p)
its payment obligations under the Transaction Documents to which it is a party rank at least pari passu with all of its unsecured and unsubordinated Indebtedness except for obligations mandatorily preferred by Laws applying to companies generally;
(q)
such Seller (or the Master Servicer or any BPO Service Provider or other delegate permitted in accordance with the terms of Clause 10 (Delegation and Sub-Contracting) of the Receivables Purchase and Servicing Agreement on its behalf) has the capability to identify each Purchased Receivable sold under the Receivables Purchase and Servicing Agreement;
(r)
it is in compliance with all Data Protection Laws applicable to it or its business as relevant in respect of the Transaction, except where the failure to comply would not reasonably be expected to have a Material Adverse Effect;
(s)
it is not required to account to any Official Body for any value added or other similar Tax in respect of the assignment by it of any Purchased Receivable and the Related Security and no withholding or other Tax is deductible or payable on any payment made by an Obligor with respect to any Purchased Receivable or the Related Security;
(t)
the Purchased Receivables have not been selected with the aim of rendering losses on the Receivables to the Purchaser, measured over the life of the Transaction, higher than the losses over the same period on comparable Receivables held on the balance sheet of the Seller;

(u)
(i) the Seller has in place (whether itself or through service providers as expressly permitted under Clause 10 (Delegation and Sub-Contracting) of the Receivables Purchase and Servicing Agreement) (A) effective systems to apply its Credit and Collection Policies for granting the Receivables and (B) processes for approving and, where relevant, amending, renewing and re-financing the Receivables, in order to ensure that granting of the Receivables is based on a thorough assessment of each Obligor's creditworthiness and (ii) the assessment of each Obligor's creditworthiness

(A) will be performed on the basis of sufficient information, where appropriate obtained from the Obligor and, where necessary, on the basis of consultation of any relevant database, and (B) will be repeated before any significant increase in the total amount is granted after the conclusion of the Contract, in combination with an update of the Obligor's financial information; and

(v)
the business of the Seller has included, and the Seller has expertise in, the origination of exposures similar, or of a similar nature, to the Acquired Receivables for the last five years;
(w)
in its capacity as Sub-Servicer it has expertise (and is able to demonstrate that it has the expertise and experience) in servicing exposures of a similar nature to the Purchased Receivables;
(x)
its Credit and Collection Policies contain well documented and adequate policies, procedures and risk-management controls relating to the servicing of the Purchased Receivables and similar receivables that are not securitised and it applies such Credit and Collection Policies to Purchased Receivables and similar receivables that are not securitized; and
(y)
subject to the Anti Boycott Provisions, to its actual knowledge:
(i)
it and its officers and directors have complied with Sanctions and Anti Corruption Laws applicable to it if failure to so comply would reasonably likely be expected to have a Material Adverse Effect; and
(ii)
it is not, and is not controlled by, a Sanctioned Person.

SCHEDULE 5

REPRESENTATIONS AND WARRANTIES OF THE MASTER SERVICER AND THE PERFORMANCE GUARANTOR

Klöckner in its capacity as Master Servicer and Performance Guarantor, as relevant, represents and warrants as follows with respect to itself only on the Signing Date 2020, the Closing Date 2020, each Purchase Date and each Reporting Date:

1.
It (i) is duly organised and validly existing under the laws of the jurisdiction where it has its registered seat, (ii) is duly qualified to do business in every jurisdiction where the nature of its business requires it to be so qualified, unless the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect, and (iii) has all corporate or other organisational power, authority and all licenses, authorisations, consents, approvals and qualifications of and from all Official Bodies and other third parties required for the execution and delivery of, and performance of its obligations under Transaction Documents to which it is a party and to carry on its business in each jurisdiction in which its business is conducted unless the failure to have such power, authority, licenses, authorisations, consents, approvals and qualifications would not reasonably be expected to have a Material Adverse Effect.
2.
The execution, delivery and performance by it of all Transaction Documents to which it is a party (i) are within its corporate powers, (ii) have been duly authorised by all necessary corporate action, (iii) do not contravene or constitute a default under (A) its Corporate Documents, (B) any applicable Law, (C) any contractual restriction binding on or affecting it or its property or (D) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, except in each such case where any such contravention or default would not reasonably be expected to have a Material Adverse Effect and (iv) do not result in or require the creation or imposition of any Adverse Claim (other than Permitted Adverse Claims) upon or with respect to any Purchased Receivable, any Related Security or any Facility Account. Each Transaction Document to which it is a party has been duly executed and delivered by it.
3.
Under the Laws of the jurisdiction where it has its registered seat it is not necessary that the Transaction Documents to which it is a party are filed, recorded or enrolled with any court or other authority in that jurisdiction, except where the failure to do any such thing would not reasonably be expected to have a Material Adverse Effect.
4.
Subject to the Legal Reservations, each Transaction Document to which it is a party constitutes the legal, valid and binding obligation of Klöckner, enforceable against it in accordance with its terms.
5.
There are no actions, suits, investigations, litigation or proceedings at law or in equity or by or before any Official Body pending or, to its knowledge threatened against or affecting it or any of its business, revenues or other property (i) which question the validity of any Transaction Document to which it is a party or any of the transactions contemplated thereby (excluding any litigation or proceeding against any Obligor) or (ii) which in its reasonable discretion individually or in the aggregate, would be reasonably expected to have a Material Adverse Effect. It is not in default or violation of any order, judgement or decree of any Official Body which would reasonably be expected to have a Material Adverse Effect.
6.
Since the Closing Date 2020, there have been no events or circumstances (individually or in the aggregate) which have had or would reasonably be expected to have a Material Adverse Effect in respect of Klöckner.

7.
In its capacity as Master Servicer, it has the systems and data processing capabilities (or, as permitted under the Receivables Purchase and Servicing Agreement, has procured the availability thereof through any BPO Service Provider or other delegates) to enable it to report, monitor and administer the Purchased Receivables on a timely basis and as required hereby and by the other Transaction Documents, including the ability to report on or otherwise identify the Unpaid Balance of any Receivable, the receipt of any collections or other proceeds with respect to any Receivable or any other relevant information, in each case, on a Receivables by Receivable basis.
8.
(i) Each Portfolio Report and Supplemental Report is complete and accurate in all material respects as of its date and (ii) all other information, exhibits, documents, books, records and reports furnished by or on behalf of it in connection with any Transaction Document to which it is a party or any transaction contemplated thereby is complete (in the context in which it was provided) and accurate in all material respects as of its date, (iii) the information, data, documents, books, records or reports provided to the Administrative Agent by, or on behalf of, it are accurate in all material respects as of the relevant date and (iv) all financial statements which have been furnished by or on behalf of it (A) have been prepared in accordance with GAAP consistently applied and (B) fairly present, in all material aspects, the financial condition of it and, if applicable, its consolidated Subsidiaries as of the dates set forth therein and the results of its operations and, if applicable, its consolidated Subsidiaries for the periods ended on such dates, subject to year-end adjustments in the case of unaudited statements.
9.
Each Purchased Receivable included as an Eligible Receivable in any Portfolio Report was an Eligible Receivable as of the date of such Portfolio Report.
10.
It has (i) timely filed or caused to be filed all material Tax returns required to be filed and

(ii) paid or made adequate provision for the payment of all Taxes, assessments and other governmental charges due and payable by it, except (A) any such Taxes, assessments or other governmental charges that are being contested in good faith by appropriate proceedings and for which it has set aside in its books adequate reserves in accordance with GAAP as reasonably determined by it or (B) to the extent that such failure to do so would not reasonably be expected to result in a Material Adverse Effect;

11.
In its capacity as Master Servicer, it is in compliance with all Data Protection Laws applicable to it or its business as relevant in respect of the Transaction, except where the failure to comply would not reasonably be expected to have a Material Adverse Effect.
12.
Its payment obligations under the Transaction Documents to which it is a party rank at least pari passu with all of its unsecured and unsubordinated Indebtedness except for obligations mandatorily preferred by Laws applying to companies generally.
13.
It has its actual seat and centre of main interests (as defined in Art. 3.1 of the EU Insolvency Regulation) in the jurisdiction where it is registered.
14.
In its capacity as Master Servicer, it (i) has expertise (and is able to demonstrate that it has the expertise and experience) in servicing exposures of a similar nature to the Purchased Receivables and (ii) has been engaged in the servicing of trade receivables for the last five years.
15.
Subject to the Anti Boycott Provisions, to its actual knowledge:
(a)
it and each member of the Group and their respective officers and directors have complied with Sanctions and Anti Corruption Laws applicable to it if failure to so comply would reasonably likely be expected to have a Material Adverse Effect; and

(b)
neither it nor any of its Subsidiaries acting or benefiting in any capacity in connection with the Co-Funding Instruments is or is controlled by, a Sanctioned Person.
16.
It has implemented and maintains in effect policies and procedures designed to achieve compliance by it, each Seller, each member of the Group and their respective directors and officers with Anti Corruption Laws and Sanctions if and to the extent applicable to it.

SCHEDULE 6

PURCHASER REPRESENTATIONS AND WARRANTIES

The Purchaser represents and warrants as follows on the Signing Date 2020, the Closing Date 2020, each Purchase Date, each Funding Date and each Intra-Month Settlement Date:

1.
It (i) is a designated activity company duly incorporated and validly existing under the laws of the jurisdiction where it has its registered seat, (ii) is duly qualified to do business in every other jurisdiction where the nature of its business requires it to be so qualified, unless the failure to so qualify would not reasonably be expected to have a Material Adverse Effect and (iii) has all corporate or other organisational power and authority and all licenses, authorisations, consents, approvals and qualifications of and from all Official Bodies and other third parties required for the execution and delivery of, and performance of its obligations under, the Transaction Documents to which it is a party and to carry on its business in each jurisdiction in which its business is conducted unless the failure to have such power, authority licenses, authorisations, consents, approvals and qualifications would not reasonably be expected to have a Material Adverse Effect.
2.
The execution, delivery and performance by it of the Transaction Documents to which it is a party, including the Purchaser's use of the proceeds of the Co-Funding Instruments (i) are within its corporate powers, (ii) have been duly authorised by all necessary corporate action, (iii) are in its interest and it will receive the corporate benefit as a result of the transactions contemplated by the Transaction Documents to which it is a party, (iv) do not contravene or constitute a default under (A) its Corporate Documents, (B) any applicable Law, (C) any contractual restriction binding on or affecting it or its property or (D) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, except in each such case where any such contravention or default would not reasonably be expected to have a Material Adverse Effect, and (v) do not result in or require the creation or imposition of any Adverse Claim (other than Permitted Adverse Claims) upon or with respect to any of its properties. Each Transaction Document to which the Purchaser is a party has been duly executed and delivered by the Purchaser.
3.
Except for the Irish Deed of Charge, under Irish Law it is not necessary that the Transaction Documents to which it is a party are filed, recorded or enrolled with any court or other authority in Ireland, except where the failure to do any such thing would not reasonably be expected to have a Material Adverse Effect.
4.
Subject to the Legal Reservations, each of the Transaction Documents to which it is a party constitutes the legal, valid and binding obligations of the Purchaser, enforceable against it in accordance with its terms.
5.
There are no actions, suits, investigations by an Official Body, litigation or proceedings at law or in equity or by or before any Official Body pending or, to its knowledge threatened against or affecting the Purchaser or its Subsidiaries or any of its businesses, properties or revenues

(i) which involve or question the validity of any of the Transaction Documents to which it is a party or any of the transactions contemplated thereby (excluding any litigation or proceeding against any Obligor) or (ii) which, in the reasonable discretion of the Purchaser, individually or in the aggregate, would be reasonably expected to have a Material Adverse Effect. The Purchaser is not in default or violation of any order, judgment or decree of any Official Body which would reasonably be expected to have a Material Adverse Effect.

6.
Since the Closing Date 2020, there have been no events or circumstances (individually or in the aggregate) which have had or would reasonably be expected to have a Material Adverse Effect in respect of the Purchaser.
7.
Subject to the Legal Reservations, the Security Trustee, for the benefit of the Secured Parties, has a valid and perfected first priority charge, security interest or pledge pursuant to the terms of the Security Documents, ranking ahead of any other charge, security interest or pledge and the interest of any other creditor of any Transaction Party (other than Permitted Adverse Claims) in each Purchased Receivable and in the Related Security and Collections related thereto, the Operating Accounts and all other Transaction Security, in each case, free and clear of any Adverse Claim (other than Permitted Adverse Claims).
8.
(i) All information, exhibits, documents, books, records and reports furnished by or on behalf of the Purchaser in connection with any Transaction Document or any transaction contemplated thereby is complete (in the context in which it was provided) and accurate in all material respects as of its date, (ii) the information, data, documents, books, records or reports provided to the Administrative Agent by, or on behalf of, the Purchaser is accurate in all material respects as of the relevant date, and (iii) all financial statements which have been furnished by or on behalf of the Purchaser (A) have been prepared in accordance with GAAP consistently applied and (B) fairly present in all material aspects, the financial condition of the Purchaser and, if applicable, its consolidated Subsidiaries as of the dates set forth therein and the results of any operations of the Purchaser and, if applicable, its consolidated Subsidiaries for the periods ended on such dates, subject to year-end adjustments in the case of unaudited statements.
9.
It has (i) timely filed or caused to be filed all material Tax returns required to be filed and (ii) paid or made adequate provision for the payment of all Taxes, assessments and other governmental charges due and payable by it except to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect.
10.
It has its registered office, its centre of main interests (as defined in Article 3(1) of the EU Insolvency Regulation) and its principal place of management in the Republic of Ireland. The Purchaser has no other establishment (as defined in Article 2(10) of the EU Insolvency Regulation) in any other jurisdiction.
11.
The name and address of the Operating Account Bank together with the account numbers of the Operating Accounts are as specified in Schedule 21 (Account Details) to the Incorporated Terms Memorandum, as such Schedule 21 (Account Details) to the Incorporated Terms Memorandum may be updated from time to time pursuant to Clause 6 (Change in Operating Accounts) of Schedule 9 (Purchaser Covenants) of the Incorporated Terms Memorandum.
12.
The Purchaser was incorporated on 21 June 2005 under the Laws of the Republic of Ireland and the Purchaser did not engage in any business activities prior to such date. The Purchaser has no Subsidiaries. The Equity Holder directly or indirectly owns 100% of the Equity Interests of the Purchaser, free and clear of any Adverse Claims.
13.
The Purchaser is able to pay its debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured. The Purchaser is not insolvent within the meaning of Section 570 of the Companies Act 2014. The Purchaser does not intend to, and does not believe that it will, incur debts or liabilities beyond its ability to pay such debts and liabilities as they mature, taking into account the timing and amounts of cash to be received by it and the timing and amounts of cash to be payable on or in respect of its Indebtedness.

14.
The Purchaser is a 'qualifying company' within the meaning of Section 110 of the Taxes Consolidation Act 1997 of Ireland.
15.
It is in compliance with all Data Protection Laws applicable to it or its business as relevant in respect of the Transaction, except where the failure to comply would not reasonably be expected to have a Material Adverse Effect.
16.
The Purchaser is not tax resident in any jurisdiction other than Ireland.
17.
Subject to the Anti Boycott Provisions, to its actual knowledge:
(a)
it and each of its officers and directors have complied with Sanctions and Anti Corruption Laws applicable to it if failure to so comply would reasonably likely be expected to have a Material Adverse Effect; and
(b)
it is not, and is not controlled by, a Sanctioned Person.
18.
It has implemented and maintains in effect policies and procedures designed to achieve compliance by it and its directors and officers with Anti Corruption Laws and Sanctions if and to the extent applicable to it.

SCHEDULE 7 SELLER COVENANTS

Until the applicable Seller Payout Date, each Seller (including in each case in its capacity as Sub- Servicer) covenants and agrees on its own behalf and with respect to itself only (always provided, however, that reference to itself may also include reference to a BPO Service Provider or any other delegate or a Collection Agent, as applicable, as permitted in accordance with the terms of Clause 10 (Delegation and Sub-Contracting) of the Receivables Purchase and Servicing Agreement) as follows:

1.
Compliance with Laws, etc.

Such Seller will comply in all respects with all applicable Laws as relevant in the context of the Transaction and preserve and maintain its corporate existence, rights, franchises, qualifications and privileges except to the extent that the failure so to comply with such Laws or the failure so to preserve and maintain such existence rights, franchises, qualifications, and privileges would not reasonably be expected to have a Material Adverse Effect.

2.
Offices, Records and Books of Account

Such Seller will keep its records concerning the Purchased Receivables and the Related Security in appropriate form at (a) the address of such Seller applicable for the purposes of Schedule 20 (Address and Notice Information) of the Incorporated Terms Memorandum or (b) upon 15 days prior written notice to the Administrative Agent, at any other location. Such Seller also will maintain and implement (or cause to be maintained and implemented) administrative and operating procedures, and (i) keep and maintain (or cause to be kept and maintained) all documents, books, records and other information reasonably necessary or advisable for the collection of all Purchased Receivables and the Related Security (including records adequate to permit the daily identification of each Purchased Receivable, the Purchaser's interest therein and all Collections thereof and/or adjustments thereto) and (ii) maintain the collection capability of its respective servicing platform as required to collect the Purchased Receivables and the Related Security, including the ability to report on or otherwise identify the Unpaid Balance of any Purchased Receivable, the receipt of any Collections or other proceeds with respect to any Purchased Receivable or any other relevant information, in each case, on a Receivable by Receivable basis. Such Seller shall give the Administrative Agent prompt notice of any such change in the administrative and operating procedures referred to in the previous sentence which could reasonably be expected to have a Material Adverse Effect.

3.
Performance and compliance with Contracts and Credit and Collection Policies

Such Seller will, at its expense, timely and fully perform and comply in all material respects with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Purchased Receivables and the Related Security where non- performance or non-compliance with such material provisions, covenants or other promises could be reasonably expected to materially adversely affect the validity, collectability or enforceability of any Purchased Receivable or the Related Security. Furthermore, such Seller will, at its expense timely and fully comply in all material respects with the Credit and Collection Policies other than where non-compliance therewith would (a) not reasonably be expected to adversely affect the validity, collectability or enforceability of any Purchased Receivable or the Related Security or (b) not be in breach of the credit-decision process or the credit scoring process with respect to the Obligor of any Purchased Receivable.

4.
Sales, liens, etc

Such Seller will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim (except for Permitted Adverse Claims) upon or with respect to any Purchased Receivables or the Related Security, or assign any right to receive income in respect thereof, where any such action would reasonably be expected to have a Material Adverse Effect.

5.
Extension or amendment of Receivables and Contracts

Except as provided in Clause 8.2 (The Services) of the Receivables Purchase and Servicing Agreement such Seller will not voluntarily (a) extend, amend or otherwise modify the terms and conditions of any Purchased Receivable or the Related Security or (b) amend, modify or waive any term or condition of any Contract related thereto, in each case in a manner that would reasonably be expected to (i) materially adversely affect the validity, collectability or enforceability of any Purchased Receivable or the Related Security or (ii) be in breach of the credit-decision process or the credit scoring process with respect to the Obligor of such Purchased Receivable.

6.
Change in business or Credit and Collection Policies or Standard Terms and Conditions

Such Seller will not make any (a) material change in the character of its business or (b) change in the Credit and Collection Policies or Standard Terms and Conditions without the prior written consent of the Administrative Agent, except, for any such change that is expressly permitted under Clause 8.2(b) (The Services) of the Receivables Purchase and Servicing Agreement.

7.
Change in Collection Accounts

Each Collection Account shall be maintained at all times in the name of the relevant Seller, and such Seller will cause all its Collections Accounts to be subject at all times to an Account Security Agreement. Such Seller will not make any material change in the details of any Collection Account, add, terminate or close any Collection Account from those listed in Schedule 21 (Account Details) of this Incorporated Terms Memorandum, unless, without prior consent being required from any other Party, the Administrative Agent and the Master Servicer shall have received at least 30 days prior written notice of such addition, termination, closing or change and an updated Schedule 21 (Account Details) of this Incorporated Terms Memorandum (and the receipt of such updated Schedule 21 (Account Details) of this Incorporated Terms Memorandum by the Administrative Agent and the Master Servicer shall have binding effect on all Parties without a formal amendment of this Incorporated Terms Memorandum being required), and, as applicable, a fully executed Account Security Agreement with respect to each new Collection Account has been delivered to the Purchaser and the Administrative Agent. In the case a Collection Account will be terminated or closed or will otherwise no longer be used as a Collection Account (provided only that payments in respect of Purchased Receivables are no longer expected to be received in that bank account), at the written request of the relevant Seller submitted to the Purchaser (with a copy to the Administrative Agent and the Security Trustee) the respective Collection Account shall be released by the Purchaser (with the consent of the Security Trustee hereby given) from the security created over it under the relevant Account Security Agreement and such release shall be documented in such form as reasonably required by the relevant Seller and notified to the respective Collection Account Bank.

8.
Collection Accounts

Such Seller will not permit funds on deposit from time to time in any Collection Account to be withdrawn, transferred or otherwise applied other than in accordance with the Receivables Purchase and Servicing Agreement.

9.
[Omitted.]
10.
Servicing changes

Such Seller will not make any material changes to the administration, servicing or collection procedures maintained or implemented by it unless such change (i) is permitted by the Transaction Documents and/or the relevant Credit and Collection Policies or (ii) would not reasonably be expected to have a Material Adverse Effect.

11.
Inspections; Annual agreed upon Procedures Audit Until the applicable Seller Payout Date:
(a)
such Seller will, at its expense within a reasonable scope agreed upon between the Master Servicer and the Administrative Agent (acting at the instructions of the Co- Funders), from time to time during regular Business Hours as requested by the Administrative Agent and/or any Sponsor Bank upon reasonable prior notice, permit the Administrative Agent and/or any Sponsor Bank, or their respective agents, representatives or independent accountants as selected at the proposal of, and in consultation with, the Master Servicer in its discretion (which may be the Purchaser's or any Seller's external auditors, internationally recognised independent accountants or other accountants which are acceptable to the Administrative Agent (acting at the instructions of the Co-Funders)) which will, in each case, have agreed to be bound by the provision of Clause 17 (Confidentiality and Data Protection Laws) of Part 1 (General Provisions) of the Common Terms (i) to conduct periodic audits (which will be reasonable in nature and scope) of the Purchased Receivables and the Related Security and the related books and records, including the Contracts, and collections procedures maintained or implemented by such Seller, (ii) to the extent permitted by applicable Law and after execution of a customary confidentiality agreement in favour of the relevant Seller (and other relevant service providers, as applicable), to examine and make copies of and abstracts from all documents, purchase orders, invoices, agreements, books, records and other information in the possession or under the control of such Seller relating to the Purchased Receivables, the Related Security and the Contracts, and (iii) to visit the offices and properties of such Seller for the purpose of examining such materials described in preceding sub-sentences (i) and (ii), and to discuss matters relating to the Purchased Receivables and the Related Security or such Seller's performance under the Transaction Documents to which it is a party or under the Contracts with any of the officers or employees of such Seller having knowledge of such matters; and
(b)
such Seller shall assist the Purchaser in preparing the Accountants' Letter under and as defined in Clause 25 (Accountants' Letter) of Schedule 9 (Purchaser Covenants) of this Incorporated Terms Memorandum and take any other action in connection therewith as the Master Servicer, the Purchaser or the Administrative Agent may reasonably request.

12.
Further Assurance

Such Seller agrees from time to time, at its expense, without undue delay to execute and deliver all further instruments and documents, and to take all further actions, that may be reasonably necessary or desirable and that the Purchaser and/or the Administrative Agent reasonably so request, in order to give effect to the terms of the Transaction Documents to which it is party and the transactions contemplated thereunder.

13.
Reporting Requirements

Such Seller will provide to the Purchaser and the Administrative Agent (who shall promptly provide copies to each Co-Funder) the following:

(a)
Notice of Seller Termination Events

as soon as possible after a Responsible Officer of such Seller having obtained knowledge of the occurrence of any Seller Termination Event, a statement of or on behalf of such Seller setting forth the details of the relevant Seller Termination Event and the action that such Seller has taken or proposes to take with respect thereto;

(b)
Litigation; Material Adverse Effect

as soon as possible after a Responsible Officer of such Seller obtains knowledge thereof, such Servicer will deliver or cause to be furnished to the Administrative Agent (who shall promptly forward a copy to each Co-Funder) notice of :

(i)
the filing or commencement of, or any written threat or notice of intention of any Person to file or commence, any action, suit, litigation or proceeding, whether at law, or by or before any Official Body against, or any investigation by any Official Body that may exist with respect to such Seller, the Transaction Documents to which it is a party or the transactions contemplated thereby, in each case, which would in the reasonable discretion of such Seller, reasonably be expected to have a Material Adverse Effect and (B) any material adverse development that has occurred with respect to any such previously disclosed litigation, investigation or proceeding; and
(ii)
any other event or condition with respect to such Seller that has had, or would reasonably be expected to have, a Material Adverse Effect; and
(c)
Other Information

to the extent permitted by Law, such other information regarding the Purchased Receivables, the Related Security, the Collection Accounts or the condition or operations, financial or otherwise, of such Seller as the Purchaser or the Administrative Agent may from time to time reasonably request (including information, data and documents necessary for the Co-Funders, the Sponsor Banks or the Administrative Agent, respectively, to comply with the Reporting Obligations).

14.
Qualifying Subsidiary

Such Seller shall at all times be a Qualifying Subsidiary of Klöckner.

15.
Taxes

Such Seller will file all Tax returns and reports required by Law to be filed by it in connection with the Transaction and will pay when due, or will indemnify the Purchaser with respect to, any Taxes (including value added and other applicable taxes) due and payable in connection with any Purchased Receivables and the Related Security transferred (or purported to have been transferred) by such Seller to the Purchaser under the Receivables Purchase and Servicing Agreement.

16.
Licences, etc.

Such Seller shall maintain in full force and effect all licences, approvals, authorisations, consents, registrations and notifications which are at any time required in connection with the performance of its duties and obligations under the Transaction Documents to which it is a party, except where failure to do so would not reasonably be expected to have a Material Adverse Effect.

17.
Change in accountants or accounting policies

Such Seller will promptly notify the Administrative Agent of any change in its auditors or change in its accounting policy, if such change would reasonably be expected to have a Material Adverse Effect.

18.
Power of attorney

Such Seller will not voluntarily revoke or attempt to revoke any power of attorney granted by it in connection with the transactions contemplated by the Transaction Documents to which it is a party.

19.
Instruments

Such Seller will not take any action to cause any Purchased Receivable not evidenced by a negotiable instrument upon origination to become evidenced by a negotiable instrument, except in connection with the enforcement or collection of a Defaulted Receivable or otherwise in accordance with its standard operating practices.

20.
Separateness

Such Seller (in whatever capacity) will not take any action or omit to take any action that would cause the Purchaser to cease to be in compliance with Clause 10 (Separateness) of Schedule 9 (Purchaser Covenants) of this Incorporated Terms Memorandum.

21.
Compliance with Data Protection Laws

Such Seller will comply with all Data Protection Laws applicable to it or its business as relevant in respect of the Transaction, except where the failure to comply would not reasonably be expected to have a Material Adverse Effect.

22.
Solvency Certificate of German Sellers

Together with each compliance certificate to be delivered concurrently with the quarterly financial statements of the Performance Guarantor pursuant to Clause 2(c) (Compliance Certificate) of Schedule 8 (Covenants of the Master Servicer and the Performance Guarantor),

each German Seller will deliver to the Administrative Agent a solvency certificate in the form as set forth in Schedule 24 (Form of Solvency Certificate).

Additionally, Kloeckner Metals Germany GmbH will deliver to the Administrative Agent a solvency certificate in the form as set forth in Schedule 24 (Form of Solvency Certificate) on the Amendment 2026 Effective Date and on or about the date on which a Permitted Shareholder (acting alone or controlling the group of Persons acting in concert) has effectively acquired directly or indirectly more than 50 per cent. of the voting rights in Klöckner.

23.
Anti Terrorism and Sanctions; Anti Corruption Laws Subject to the Anti Boycott Provisions:
(a)
such Seller shall conduct its business in material compliance with Sanctions applicable to it where noncompliance in any material respect has, or would be reasonably likely to have, a material adverse effect on any Finance Party; and
(b)
such Seller shall conduct its business in compliance with all Anti Corruption Laws applicable to it where noncompliance would be reasonably likely to have a Material Adverse Effect.

SCHEDULE 8

COVENANTS OF THE MASTER SERVICER AND THE PERFORMANCE GUARANTOR

Until the Final Discharge Date Klöckner in its capacity as Master Servicer and Performance Guarantor, as relevant, covenants and agrees on its own behalf and with respect to itself only (always provided, however, that reference to itself in its capacity as Master Servicer may also include reference to a BPO Service Provider or any other delegate or a Collection Agent, as applicable, as permitted in accordance with the terms of Clause 10 (Delegation and Sub-Contracting) of the Receivables Purchase and Servicing Agreement) as follows:

1.
Compliance with Laws, etc.

It will comply in all respects with all applicable Laws as relevant in the context of the Transaction and preserve and maintain its corporate existence, rights, franchises, qualifications and privileges except to the extent that the failure so to comply with such Laws or the failure so to preserve and maintain such existence, rights, franchises, qualifications, and privileges would not reasonably be expected to have a Material Adverse Effect.

2.
Reporting Requirements

It will furnish or cause to be furnished:

(a)
Annual Financial Statements

to the Administrative Agent as soon as available and in any event within 120 days after the end of each of its fiscal years, a copy of the financial statements of the Performance Guarantor and its consolidated Subsidiaries as of the end of and for that fiscal year in each case prepared in accordance with GAAP consistently applied, certified by the chief financial officer or other appropriate officer of the Performance Guarantor and by its independent public accountants;

(b)
Quarterly Financial Statements

to the Administrative Agent as soon as available and in any event within 60 days after the end of each of its first, second and third fiscal quarters, a copy of the financial statements of the Performance Guarantor and its consolidated Subsidiaries as of the end of and for that fiscal quarter in each case prepared in accordance with GAAP consistently applied (subject to year-end adjustments);

(c)
Compliance Certificate

to the Administrative Agent concurrently with each of the financial statements to be delivered under paragraphs (a) and (b), a certificate of the chief financial officer or other appropriate officer of the Performance Guarantor stating that no Facility Termination Event or Seller Termination Event has occurred and is continuing (or, if any such event is continuing, describing in reasonable detail such event and the steps, if any, being taken or to be taken by the Performance Guarantor or any of the Performance Parties to remedy such event).

3.
Offices, Records and Books of Account

It will keep its records concerning the Purchased Receivables and the Related Security in appropriate form at (a) its address specified in Schedule 20 (Address and Notice Information) of the Incorporated Terms Memorandum or (b) upon 15 days prior written notice to the

Administrative Agent at any other location. It also will maintain and implement (or cause to be maintained and implemented) administrative and operating procedures, and (i) keep and maintain (or cause to be kept and maintained) all documents, books, records and other information reasonably necessary or advisable for the collection of all Purchased Receivables and the Related Security (including records adequate to permit the daily identification of each Purchased Receivable, the Purchaser's interest therein and all Collections thereof and/or adjustments thereto) and (ii) maintain the collection capability of its respective servicing platform as required to collect the Purchased Receivables and the Related Security, including the ability to report on or otherwise identify the Unpaid Balance of any Purchased Receivable, the receipt of any Collections or other proceeds with respect to any Receivable or any other relevant information, in each case, on a Receivable by Receivable basis. It shall give the Administrative Agent prompt notice of any such change in the administrative and operating procedures referred to in the previous sentence which could reasonably be expected to have a Material Adverse Effect.

4.
Change in Business

It will not make any material change in the character of its business.

5.
Change of Credit and Collection Policies or Standard Terms and Conditions

In its capacity as Master Servicer, it will not allow or permit any change in the Credit and Collection Policies or Standard Terms and Conditions without the prior written consent of the Administrative Agent, except for any such change that is expressly permitted under Clause 8.2(b) (The Services) of the Receivables Purchase and Servicing Agreement.

6.
Internal Audits of Compliance with Credit and Collection Policies

In its capacity as Master Servicer, it will conduct periodic internal audits to ensure compliance by the Sellers and the Sub-Services with the Credit and Collection Policies.

7.
Inspections; Annual agreed upon Procedures Audit
(a)
In its capacity as Master Servicer, it will, at its expense within a reasonable scope agreed upon between the Master Servicer and the Administrative Agent (acting at the instructions of the Co-Funders), from time to time during regular Business Hours as requested by the Administrative Agent and/or any Sponsor Bank upon reasonable prior notice, permit the Administrative Agent and/or any Sponsor Bank, or their respective agents, representatives or independent public accountants as selected at the proposal of, and in consultation with, the Master Servicer in its discretion (which may be the Purchaser's or the Master Servicer's external auditors, internationally recognised independent accountants or other accountants which are acceptable to the Administrative Agent (acting at the instructions of the Co-Funders)) which will, in each case, have agreed to be bound by Clause 17 (Confidentiality and Data Protection Laws) of Part 1 (General Provisions) of the Common Terms (i) to conduct periodic audits (which will be reasonable in nature and scope) of the Purchased Receivables and the Related Security and the related books and records, including the Contracts, and collections procedures maintained or implemented by the Master Servicer, (ii) to the extent permitted by applicable Law and after execution of a customary confidentiality agreement in favour of the Master Servicer (and other relevant service providers, as applicable) to examine and make copies of and abstracts from all documents, purchase orders, invoices, agreements, books, records and other information in the possession or under the control of the Master Servicer relating to the Purchased Receivables, the

Related Security and the Contracts, and (iii) to visit the offices and properties of the Master Servicer for the purpose of examining such materials described in preceding sub-sentences (i) and (ii), and to discuss matters relating to the Purchased Receivables and the Related Security or the Master Servicer's performance under the Transaction Documents to which it is a party with any of the officers or employees of the Master Servicer, having knowledge of such matters.

(b)
In its capacity as Master Servicer, it will assist the Purchaser in preparing the Accountants' Letter under and as defined in in Clause 25 (Accountants' Letter) of Schedule 9 (Purchaser Covenants) of this Incorporated Terms Memorandum and take any other action in connection therewith as the Purchaser or the Administrative Agent may reasonably request.
8.
Separateness

In its capacity as Master Servicer, it will not take any action or omit to take any action that would cause the Purchaser to cease to be in compliance with Clause 10 (Separateness) of Schedule 9 (Purchaser Covenants) of the Incorporated Terms Memorandum.

9.
Change in accountants or accounting policies

It will promptly notify the Administrative Agent of any change in its auditors or change in its accounting policy, if such change would reasonably be expected to have a Material Adverse Effect.

10.
Power of attorney

In its capacity as Master Servicer, it will not voluntarily revoke or attempt to revoke any power of attorney granted by it in connection with the transactions contemplated by the Transaction Documents.

11.
Instruments

In its capacity as Master Servicer, it will not take any action to cause any Purchased Receivable not evidenced by a negotiable instrument upon origination to become evidenced by a negotiable instrument, except in connection with the enforcement or collection of a Defaulted Receivable or otherwise in accordance with its standard operating practices.

12.
Licenses, etc.

It shall maintain in full force and effect all licenses, approvals, authorisations, consents, registrations and notifications which are at any time required in connection with the performance of its duties and obligations under the Transaction Documents to which it is a party, except where failure to do so would not reasonably be expected to have a Material Adverse Effect. In particular, in its capacity as Master Servicer, it will not undertake any debt collection or other activity with respect to any Purchased Receivable if such activity requires any license, authorisation or other approval of any Official Body under or pursuant to the German Act on Rendering Legal Services (Rechtsdienstleistungsgesetz) unless it has first obtained such license, authorisation or other approval.

13.
Anti Terrorism and Sanctions, Anti Corruption Laws Subject to the Anti Boycott Provisions:
(a)
it shall (and shall procure that each other member of the Group will) conduct its business in material compliance with Sanctions applicable to it where noncompliance in any material respect has, or would be reasonably likely to have, a material adverse effect on any Finance Party;
(b)
it shall (and shall procure that each member of the Group will) conduct its business in compliance with all Anti Corruption Laws applicable to it where noncompliance would be reasonably likely to have a Material Adverse Effect; and
(c)
it shall maintain policies and procedures designed to achieve compliance by each Seller, each member of the Group and their respective directors and officers with Anti Corruption Laws and Sanctions if and to the extent applicable to it.
14.
Litigation; Material Adverse Effect

Promptly (unverzüglich) after a Responsible Officer of Klöckner obtains knowledge thereof, Klöckner will deliver or cause to be delivered to the Administrative Agent (who shall promptly forward a copy to each Co-Funder) notice of:

(a)
the filing or commencement of, or any written threat or notice of intention of any Person to file or commence, any action, suit, litigation or proceeding, whether at law, or by or before any Official Body against, or any investigation by any Official Body that may exist with respect to Klöckner, the Transaction Documents to which Klöckner is a party or the transactions contemplated thereby, where the matter of dispute of such action, suit, litigation, investigation exceeds an amount of EUR 25,000,000 and would, in the reasonable discretion of Klöckner, reasonably be expected to have a Material Adverse Effect; and
(b)
any other event or condition with respect to Klöckner that has had, or would reasonably be expected to have, a Material Adverse Effect.
15.
Reporting Obligations

In its capacity as Master Servicer, it will fulfil the Reporting Obligations in accordance with Article 7(2) of the European Securitisation Regulation vis-à-vis (i) the recipients listed in Article 7(1), first paragraph of the European Securitisation Regulation and (ii) the Sponsor Banks. The Parties acknowledge and agree that with respect to any relevant Co-Funder that, in its capacity as purchaser under an asset-backed commercial paper programme invests in the Purchased Receivables, the relevant Sponsor Bank is responsible for any additional Reporting Obligations at the level of the respective asset-backed commercial paper conduit in accordance with Article 7(2) of the European Securitisation Regulation.

SCHEDULE 9 PURCHASER COVENANTS

Until the Final Discharge Date:

1.
Compliance with laws, etc.

The Purchaser will comply in all respects with all applicable Laws and preserve and maintain its corporate existence, rights, franchises, qualifications, and privileges except to the extent that the failure so to comply with such Laws or the failure so to preserve and maintain such existence, rights, franchises, qualifications, and privileges would not reasonably be expected to have a Material Adverse Effect.

2.
Offices and Records and books of account

The Purchaser will keep its records concerning the Purchased Receivables and the Related Security in appropriate form at (i) the address of the Purchaser in Ireland specified in accordance with Schedule 20 (Address and Notice Information) of the Incorporated Terms Memorandum or (ii) upon 15 days prior written notice to the Administrative Agent, at any other location.

3.
Sales, Liens, etc.

The Purchaser will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim (except for Permitted Adverse Claims) upon or with respect to, the Purchased Receivables, any Operating Account, any other Transaction Security or any other asset of the Purchaser, or assign any right to receive income in respect thereof, where any such action would reasonably be expected to have a Material Adverse Effect, and the Purchaser shall not issue any Equity Interest to any other Person other than the Equity Holder or permit any such Equity Interests to be subject to any Adverse Claim, except as otherwise expressly provided for in the Transaction Documents.

4.
Servicing of Purchased Receivables

The Purchaser will procure that the Purchased Receivables and the Related Security will be serviced in accordance with the terms of the Receivables Purchase and Servicing Agreement.

5.
Change in Business

The Purchaser will not make any change to the character of its business.

6.
Change in Operating Accounts

Each Operating Account shall be maintained at all times in the name of the Purchaser, except as otherwise consented to by the Administrative Agent, and the Purchaser will cause all Operating Accounts to be subject at all times to a security agreement. The Purchaser will not make any material change in the details of any Operating Accounts, add, terminate or close any Operating Account from those listed in Schedule 21 (Account Details) of this Incorporated Terms Memorandum, unless, without prior consent being required from any other Party, the Administrative Agent and the Master Servicer shall have received at least 30 days prior written notice of such addition, termination, closing or change and an updated Schedule 21 (Account Details) of this Incorporated Terms Memorandum (and the receipt of such updated Schedule 21 (Account Details) of this Incorporated Terms Memorandum by the Administrative Agent and the Master Servicer shall have binding effect on all Parties without a formal amendment of this Incorporated Terms Memorandum being required) and a fully executed security agreement with respect to each new Operating Account has been delivered to the Administrative Agent. In the case an Operating Account will be terminated or closed or will otherwise no longer be used as an Operating Account (as shall be demonstrated in reasonable detail by the Purchaser to the Administrative Agent and the Security Trustee), at the written request of the Purchaser submitted to the Security Trustee (with a copy to the Administrative Agent) the respective Operating Account shall be released by the Security Trustee from the security created over it under the Operating Account Pledge Agreement and such release shall be documented in such form as reasonably required by the Purchaser and notified to the respective Operating Account Bank.

If (i) any Operating Account Bank ceases to be an Eligible Operating Account Bank the Purchaser shall, upon written request by the Administrative Agent, make commercially reasonable efforts to, promptly and in any event within ninety (90) days (or other period as agreed between the Purchaser and the Administrative Agent):

(a)
transfer the relevant Operating Account(s) to a credit institution which is an Eligible Operating Account Bank;
(b)
inform the other Parties to make payments due to the Purchaser to such new account bank; and
(c)
create security over the new Operating Account(s) substantially in the form as the existing Operating Account Pledge Agreement.
7.
Deposits to Operating Accounts

If the Purchaser shall receive any Collections directly, the Purchaser shall (or will cause the Servicers to) promptly (and in any event within one Business Day) cause such Collections to be deposited into an Operating Account.

8.
Further Assurance

The Purchaser agrees from time to time, at its expense, without undue delay to execute and deliver all further instruments and documents, and to take all further actions, that may be reasonably necessary or reasonably desirable and that the Administrative Agent and/or the Security Trustee may reasonably request, in order to give effect to the terms of the Transaction Documents to which it is party and the transactions contemplated thereunder.

9.
Change in Jurisdiction of Registered Seat or Name, etc.
(a)
The Purchaser will at all times be incorporated under the laws of the Republic of Ireland and will not take any action to change the jurisdiction where it has its registered seat.
(b)
The Purchaser will not change its name, identity, corporate structure, location, registered office, its centre of main interests, its principal place of management or tax identification number or make any other change, unless the Administrative Agent shall have received at least 20 days advance written notice of such change prior to the effectiveness thereof, and all action by the Purchaser necessary or appropriate as may be reasonably requested by the Administrative Agent or the Security Trustee in connection therewith shall have been duly taken.
10.
Separateness
(a)
The Purchaser will pay its own liabilities out of its own funds.

(b)
The Purchaser will hold itself out and identify itself as a separate and distinct entity under its own name and not as a division or part of any other Person.
(c)
The Purchaser will promptly correct any misunderstanding of which it has knowledge regarding its separate existence and identity.
(d)
The Purchaser will prepare and maintain its own full and complete books, records and financial statements separate from any other Person. The Purchaser's financial statements will comply with GAAP.
(e)
The Purchaser will maintain at least one bank account in its own name.
(f)
The Purchaser will not assume or guarantee or become obligated for debts of any Person and no Person will assume or guarantee or become obligated for the debts of the Purchaser, other than as provided in the Transaction Documents. The Purchaser will not hold its credit out as being available to satisfy the obligations of any other Persons.
(g)
The Purchaser will not acquire obligations or securities of any Person except as otherwise expressly contemplated in the Transaction Documents. The Purchaser will not make loans, advances or otherwise extend credit to any Person except as expressly contemplated by the Transaction Documents.
(h)
Except to the extent provided in the Transaction Documents, the Purchaser will not commingle any of its money or other assets with the money or assets of any other Person.
(i)
Except as expressly contemplated in the Transaction Documents, the Purchaser will engage in transactions and conduct all other business activities solely in its own name and through its own authorised officers and agents. The Purchaser will present itself to the public as a separate company. Except to the extent provided in, or anticipated by, the Transaction Documents, no Person will be appointed agent of the Purchaser.
(j)
The Purchaser will duly observe, in a timely manner in all material respects, all material obligations, including any filing and publication requirements, of a private limited liability company incorporated under the laws of the Republic of Ireland.
11.
Transaction Documents

Except as expressly permitted by the Transaction Documents, the Purchaser will not terminate, amend, waive or modify, or consent to any termination, amendment, waiver or modification of, any provision of any Transaction Document or grant any other consent or other indulgence under any Transaction Document, in each case, without the prior written consent of the Administrative Agent and the Majority Co-Funders, provided that the consent of each Co- Funder shall be required for any such amendment, waiver, modification, consent or other indulgence that would (a) release any portion of the Transaction Security, (b) release the Performance Guarantor from its obligations under the Performance Guarantee or (c) alter any Priority of Payments. The Purchaser will perform in all material respects all of its obligations under the Transaction Documents and will enforce the Transaction Documents in accordance with their respective terms. The Purchaser will take all actions to perfect and enforce its rights and interests (and the rights and interests of the Security Trustee and the Secured Parties) under the Transaction Documents as the Administrative Agent or the Majority Co-Funder may from time to time reasonably request, including making claims to which it may be entitled under any indemnity, reimbursement or similar provision contained in any Transaction Document.

12.
Nature of Business; No Subsidiaries

The Purchaser will not engage in any business other than the financing of Receivables and the Related Security originated by the Sellers pursuant to and in accordance with terms of the Transaction Documents. The Purchaser will not create or form any Subsidiary. The Purchaser will not amend, modify, change or repeal any of its Corporate Documents without the prior written consent of the Administrative Agent. The Purchaser will not have any employees.

13.
Mergers, etc.

Except to the extent expressly permitted by the Transaction Documents, the Purchaser will not liquidate or dissolve or merge with or into or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions), all or substantially all of its assets to, or acquire all or substantially all of the assets or capital stock or other ownership interest of, or enter into any joint venture or partnership agreement with, any Person.

14.
Distributions, etc.

The Purchaser will not (i) declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any membership interests or other Equity Interests in the Purchaser, or return any capital to its members or other equity holders as such, or purchase, retire, defease, redeem or otherwise acquire for value or make any payment in respect of any membership interests or other equity of the Purchaser or any warrants, rights or options to acquire any membership interests or other equity of the Purchaser (ii) prepay, purchase or redeem any Indebtedness (other than Indebtedness under the Transaction Documents), (iii) lend or advance any funds to, for or from any of its Affiliates or (iv) repay any loans or advances to, for or from any of its Affiliates, unless expressly permitted under the Transaction Documents and paid in accordance with the relevant Priority of Payments.

15.
Indebtedness

The Purchaser will not create, incur, guarantee, assume or suffer to exist any Indebtedness or other liabilities, whether direct or contingent, funded or unfunded, other than (i) as a result of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (ii) the incurrence of obligations pursuant to, and, as expressly set forth in, the Transaction Documents or (iii) the incurrence of operating expenses in the ordinary course of business.

16.
Taxes

The Purchaser will file all tax returns and reports required by Law to be filed by it and will promptly pay all Taxes and governmental charges at any time owing by it. The Purchaser will pay when due any Taxes (other than Excluded Taxes) payable by the Purchaser in connection with the Transaction Security.

17.
[Omitted.]
18.
Change in accountants or accounting policies

The Purchaser will promptly notify the Administrative Agent of any change in its accountants or material change in its accounting policy.

19.
Power of Attorney

The Purchaser will not voluntarily revoke or attempt to revoke any power of attorney granted by it in connection with the transactions contemplated by the Transaction Documents.

20.
Instruments

The Purchaser will not take any action to cause any Purchased Receivable not evidenced by a negotiable instrument upon origination to become evidenced by a negotiable instrument, except in connection with the enforcement or collection of a Defaulted Receivable or otherwise in accordance with a Seller's standard operating procedures.

21.
Delivery of Financial Statements

The Purchaser will deliver to the Administrative Agent, within 180 days after the close of each of its fiscal years, a copy of its audited financial statements prepared in accordance with GAAP.

22.
Licenses, etc.

The Purchaser will maintain in full force and effect all licenses, approvals, authorisations, consents, registrations and notifications which are at any time required in connection with the performance of its duties and obligations hereunder and under the other Transaction Documents, except where not keeping it in force would not reasonably be expected to have a Material Adverse Effect.

23.
Title

At all times on and after the Closing Date 2020 until the Final Discharge Date (i) all actions to be taken in order to perfect and protect the interests of the Security Trustee and the other Secured Parties in the Purchased Receivables and the Related Security related thereto, the Operating Accounts and all other Transaction Security against any Adverse Claim (other than Permitted Adverse Claims) or the interest of any creditor of or purchaser from any Transaction Party will have been duly taken in each jurisdiction reasonably necessary for such purpose,

(ii) all registrations, financing statements, notices, instruments and documents required to be recorded or filed in order to perfect and protect interests of the Security Trustee and the other Secured Parties in the Purchased Receivables and the Related Security and Collections related thereto, the Operating Accounts and all other Transaction Security against any Adverse Claim (other than Permitted Adverse Claims) or the interest of any creditor of, or purchaser from, any Transaction Party will have been duly executed, filed or served in or on the appropriate filing office, Official Body or other Person in each jurisdiction necessary for such purpose and (iii) all fees and taxes, if any, payable in connection with such actions and filings shall have been paid in full.

24.
Inspections; Annual agreed upon Procedures Audit

The Purchaser will, and will cause each Servicer to, at their respective expense within a reasonable scope agreed upon between the Master Servicer and the Administrative Agent (acting at the instructions of the Co-Funders), from time to time during regular Business Hours as requested by the Administrative Agent and/or any Sponsor Bank upon reasonable prior notice, permit the Administrative Agent and/or any Sponsor Bank, or their respective agents, representatives or independent public accountants selected at the proposal of, and in consultation with, the Master Servicer in its discretion (which may be the Purchaser's or any Servicer's external auditors, internationally recognised independent accountants or other accountants which are acceptable to the Administrative Agent (acting at the instructions of the Co-Funders)) which will, in each case, have agreed to be bound by the provision of Clause 17 (Confidentiality and Data Protection Laws) of Part 1 (General Provisions) of the Common Terms (i) to conduct periodic audits (which will be reasonable in nature and scope) of the Purchased Receivables and the Related Security and the related books and records, including the Contracts, (ii) to the extent permitted by applicable Law and after execution of a customary confidentiality agreement in favour of the Purchaser and each of the Sellers and the Servicers (and other relevant service providers, as applicable), to examine and make copies of and abstracts from all documents, purchase orders, invoices, agreements, books, records and other information in the possession or under the control of the Purchaser relating to the Purchased Receivables, the Related Security, the Collections and the Contracts, and (iii) to visit the offices and properties of the Purchaser for the purpose of examining such materials described in preceding sub-sentences (i) and (ii), and to discuss matters relating to the Purchased Receivables and the Related Security or the Purchaser's performance under the Transaction Documents to which it is a party or under the Contracts with any of the officers or employees of the Purchaser having knowledge of such matters

25.
Accountants' Letter

On or before June 30th of each year, beginning with 30 June 2021, the Purchaser will, and will cause each Servicer to, cause a firm of independent public accountants selected by the Master Servicer in its discretion (which may be the Purchaser's or any Servicer's external auditors, internationally recognised independent accountants or other accountants which are acceptable to the Administrative Agent and who may also render other services to the Purchaser, the Servicers or their Affiliates) to furnish a report to the Administrative Agent and each Co-Funder (each such report, an "Accountants' Letter") in a form acceptable to the Administrative Agent, to the effect that they have performed certain procedures as reasonably requested by the Administrative Agent and the Co-Funders and examined certain documents and records relating to the Purchased Receivables and the servicing thereof and have compared the information contained in certain of the Portfolio Reports and Supplemental Reports delivered pursuant to the Transaction Documents for the preceding 12 calendar month period with such documents and records and that, on the basis of such procedures, have noted no instances where the amounts set forth in such Portfolio Reports and Supplemental Reports are not in agreement with the Servicers' documents and records, except for such exceptions as shall be set forth in such report. The cost of any Accountants' Letter shall be paid by the Purchaser out of its own funds.

26.
Anti Terrorism and Sanctions; Anti Corruption Laws Subject to the Anti Boycott Provisions:
(a)
the Purchaser shall conduct its business in material compliance with Sanctions applicable to it where noncompliance in any material respect has, or would be reasonably likely to have, a material adverse effect on any Finance Party; and
(b)
the Purchaser shall conduct its business in compliance with all Anti Corruption Laws applicable to it where noncompliance would be reasonably likely to have a Material Adverse Effect.

SCHEDULE 10

SELLER TERMINATION EVENTS

A "Seller Termination Event" means the occurrence of any of the following events, provided that where in this Schedule 10 (Seller Termination Events) reference is made to a Seller, such reference shall also include reference to such Seller in its capacity as Sub-Servicer:

1.
a Seller fails to make any payment or deposit required to be made by it under any Transaction Document to which it is a party when due and such failure remains unremedied for three Business Days (unless such default is caused merely by administrative or technical error); or
2.
a Seller fails to observe any of its obligations, covenants or undertakings (other than addressed in paragraph 1 above) or is in breach of any of its representations, warranties, certifications or statements when made (or deemed made) by such Seller (other than any such failure or breach which is solely relating to an Purchased Receivable for which a Deemed Collection has been received or which in the opinion of the Administrative Agent is not materially prejudicial to the Purchaser's interest in the Purchased Receivables, the Related Security, the Collections or the Collection Accounts) and, if such default or breach are capable of being remedied, such Seller has failed to remedy such default or breach within fifteen (15) Business Days after a Responsible Officer of such Seller obtains knowledge or receives notice thereof; or
3.
a Change of Control occurs with respect to a Seller other than as envisaged by the Transaction Documents; or
4.
the failure by a Seller to pay one or more final judgments requiring such Seller to pay a sum or sums of money (whether or not such judgement may be stayed or further appealed) aggregating in excess of EUR 25,000,000 (net of insurance proceeds which have been paid or as to which the insurer has accepted liability) or the Euro Equivalent thereof in any other currency, which judgements are not discharged or effectively waived or stayed (including by appeal provided that such Seller is not required to make any payment in respect of such judgement pending such appeal) for a period of 30 consecutive days, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of any such Seller to enforce any such judgment; or
5.
an Insolvency Event occurs with respect to a Seller; or
6.
a Material Adverse Effect occurs with respect to a Seller; or
7.
a Facility Termination Event occurs.

SCHEDULE 11 FACILITY TERMINATION EVENTS

"Facility Termination Event" means the occurrence of any of the following events:

(a)
the Purchaser or Klöckner fails to make any payment or deposit required to be made by it hereunder or under any other Transaction Document to which it is a party when due thereunder and such failure remains unremedied for three (3) Business Days (or, in the case of any amount to be paid out of any Operating Account, three (3) Business Days after a Responsible Officer of the Purchaser or Klöckner obtains knowledge or notice thereof) unless such default is caused merely by administrative or technical error;
(b)
the Purchaser or Klöckner fails to observe any of its obligations, covenants or undertakings (other than addressed in paragraph (a) above) or is in breach of any of its representations, warranties, certifications or statements when made (or deemed made) by the Purchaser or Klöckner, as applicable (other than any such failure or breach which in the reasonable opinion of the Administrative Agent is not materially prejudicial to the Finance Parties' interests in the Transaction), and, if such default or breach is capable of being remedied, the Purchaser or Klöckner, as applicable, has failed to remedy such default or breach within fifteen (15) Business Days after a Responsible Officer of the Purchaser or Klöckner obtains knowledge or receives notice thereof;
(c)
(i) any Material Indebtedness of the Purchaser or Klöckner is declared or otherwise becomes due prior to its scheduled maturity as a result of any termination event, event of default or other similar event (however described), or (ii) any pledge, charge or security interest securing the Material Indebtedness of the Purchaser or Klöckner is enforced, or such security interest crystallises, in whole or in part as a result of any termination event, event of default or other similar event (however described);
(d)
an Insolvency Event occurs with respect to the Purchaser or Klöckner;
(e)
the Security Trustee shall, for any reason (other than in the case of negligence or wilful misconduct of the Security Trustee), fail or cease to have a valid and perfected first priority charge, security interest or pledge in the Transaction Security (other than any Collection Account) prior to all other interests, or there shall exist any Adverse Claims on such Transaction Security other than Permitted Adverse Claims;
(f)
any Change of Control shall occur with respect to the Purchaser or Klöckner;
(g)
the Percentage Factor exceeds the Maximum Percentage Factor, and such circumstance remains unremedied for 2 consecutive Business Days;
(h)
as at the end of any Calculation Period, the three-month rolling average Dilution Ratio exceeds 4.75%;
(i)
as at the end of any Calculation Period, the three-month rolling average Default Ratio exceeds 2.0%;
(j)
as at the end of any Calculation Period, the three-month rolling average Delinquency Ratio exceeds 2.5%;
(k)
any Gearing Ratio Requirement or Consolidated Equity Requirement is not satisfied, whereby:

"Gearing Ratio Requirement" means any requirement of Clause 22.3 (Gearing Ratio) of the RCF Agreement (2026) or any amendment thereof notified by Klöckner to, and approved in writing by, the Administrative Agent;

"Consolidated Equity Requirement" means any requirement of Clause 22.4 (Consolidated Equity) of the RCF Agreement (2026) or any amendment thereof notified by Klöckner to, and approved in writing by, the Administrative Agent; and

"RCF Agreement (2026)" means the Revolving Credit Facility Agreement as in effect pursuant to the amendment and restatement thereof dated on or about the Amendment 2026 Signing Date;

(l)
failure by Klöckner to pay one or more final judgments (whether or not such judgment may be stayed or further appealed) aggregating in excess of EUR 25,000,000 (net of insurance proceeds which have been paid or as to which the insurer has accepted liability) or the Euro Equivalent thereof in any other currency, which judgments are not discharged or effectively waived or stayed (including by appeal provided that Klöckner is not required to make any payment in respect of such judgment pending such appeal) for a period of 30 consecutive days, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of any of Klöckner to enforce any such judgment;
(m)
failure by the Purchaser to pay one or more final judgments requiring the Purchaser to pay a sum or sums of money, (whether or not such judgment may be stayed or further appealed), which judgments are not discharged or effectively waived or stayed (including by appeal provided that the Purchaser is not required to make any payment in respect of such judgment pending such appeal) for a period of 30 consecutive days, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Purchaser to enforce any such judgment;
(n)
except as expressly permitted or regulated by the Transaction Documents, any Transaction Document or any material provision thereof shall cease, for any reason, to be in full force and effect, or the Purchaser or Klöckner shall so assert in writing or the Purchaser or Klöckner shall (except as expressly permitted by any Transaction Document) otherwise seek to terminate or disaffirm its material obligations under any such Transaction Document; or
(o)
a Material Adverse Effect shall have occurred with respect to the Purchaser or Klöckner.

SCHEDULE 12 ELIGIBILITY CRITERIA

"Eligible Receivable" means, at the time of Purchase, any Receivable:

1.
which was originated in the ordinary course of the applicable Seller's business and represents the purchase price of goods or services sold by such Seller;
2.
which arises under a Contract that is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor and, subject to the Legal Reservations, is enforceable against such Obligor, in each case, under all applicable Law, and is not subject to any offset, counterclaim or other defence other than unexpired volume or pricing discounts or rebates to which the Obligor thereon may be entitled;
3.
which, together with the Contract related thereto, does not contravene in any material respect any Laws applicable thereto (including Laws relating to truth in lending, cost of credit disclosure, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy);
4.
which is freely assignable and capable of being assigned (and as applicable held in trust) in the manner contemplated in the Receivables Purchase and Servicing Agreement and is not subject to any restriction on assignment or assignation (and as applicable being held in trust) (or the relevant Obligor has provided the relevant Seller with its prior valid consent to the assignment or assignation (and as applicable trust) to the Purchaser and has not revoked or otherwise withdrawn such consent), whether by law or contract, and the assignment or assignation (and as applicable trust) of such Receivable in the manner contemplated in the Receivables Purchase and Servicing Agreement will be effective to pass to the Purchaser full and entirely unencumbered title (save in the case of a Permitted Adverse Claim), interest and benefit thereto without it being necessary that the assignment or assignation must be notified to the relevant Obligor in order to be legally perfected (subject, however, to Clause 2.7 (Principles of Interpretation) of the Master Definitions Schedule);
5.
which is not subject to expectancy right, ownership interest, extended retention of title (verlängerter Eigentumsvorbehalt), pledge or other right in rem, provided that if such Receivable is subject to an extended retention of title or other similar arrangement which provides for the assignment of such Receivable and/or the Related Security to the relevant supplier, such Receivable shall be an Eligible Receivable if:
(a)
in the case of a German Law Receivable:
(i)
the Seller is authorised by the relevant supplier or in accordance with applicable statutory and case law to collect such Receivable and such authorisation has not been revoked or otherwise terminated and does not exclude the sale of such Receivable;
(ii)
the Seller has the right to freely dispose of the relevant Purchase Price;
(iii)
the Seller duly pays any amounts outstanding to the relevant supplier with respect to the goods and services to which such Receivable relates;
(iv)
the Purchase Price is at least equal to the portion belonging to and to be paid by the Seller to the relevant supplier in respect of the goods and services to which such Receivable relates; and

(b)
in the case of any other Receivable, all such conditions are fulfilled under any applicable Laws which permit the assignment of such Receivable to the Purchaser;
6.
the Obligor of which is an Eligible Obligor;
7.
which has been invoiced to the relevant Obligor at least one (1) day prior to its Purchase Date and, according to the terms thereof and the Contract related thereto, is required to be paid in full within 120 days from the original invoice date (provided, that, upon such Receivable becoming a Purchased Receivable, the aggregate Unpaid Balance of all Purchased Receivables which according to the terms thereof and the Contracts related thereto are not required to be paid in full within 90 days from the original invoice date therefore will not exceed an amount equal to 25% of the aggregate Unpaid Balance of all Eligible Receivables that are Purchased Receivables at such time);
8.
which is denominated and payable only in EUR (or, but only if so agreed upon between Klöckner, the Administrative Agent and all Co-Funders, a Foreign Funding Currency);
9.
which, on the respective Purchase Date, is neither a Delinquent Receivable nor a Defaulted Receivable nor a Disputed Receivable;
10.
(a) which arises pursuant to a Contract with respect to which the relevant Seller has performed (or caused to be performed) all obligations required to be performed by it thereunder in order to have such Receivable become due and payable thereunder, whether by means of initiation of shipment of the goods or merchandise and/or the performance of the services purchased thereunder or otherwise; and

(b) as to which the Seller is in compliance in all material respects with the terms of such Receivable or the related Contract;

11.
which is not evidenced or otherwise payable by chattel paper, a promissory note, a bill of exchange or other instrument other than a cheque;
12.
which satisfies in all material respects all applicable requirements of the Credit and Collection Policies which are no less stringent than those policies that such Seller applies to similar exposures that are not securitised;
13.
which has not been compromised, adjusted or modified for credit reasons nor is it subject to any downward adjustment for Tax, rebates or other reasons (including by the extension of time for payment or the granting of any discounts, allowances or credits), in each case, other than as expressly permitted or required by the Credit and Collection Policies;
14.
which is governed by an Eligible Law with respect to the related Seller;
15.
with respect to which there exists no prohibition or restriction (whether under the related Contract or applicable Law) on the disclosure of the related Contract or any other information relating to such Receivable or the related Obligor;
16.
which does not constitute a securitisation position or a transferable security as defined in point

(44) of Article 4(1) of Directive 2014/65/EU;

17.
which has not been originated by the relevant Seller in breach of any Sanctions; and

18.
which is not a Receivable that relates to:
(a)
an Obligor who (i) the Master Servicer or relevant Seller considers as unlikely to pay its obligations to such Seller and/or (ii) is past due more than 90 days on any material credit obligation to such Seller; or
(b)
a credit-impaired Obligor or guarantor who, to the best of the Master Servicer's and the relevant Seller's knowledge and on the basis of information obtained (x) from the Obligor of the relevant Receivable, (y) in the course of the Master Servicer's servicing of the Receivables or the relevant Seller's risk management procedures or (z) from a third party:
(i)
has been declared insolvent or had a court grant his creditors a final non- appealable right of enforcement or material damages as a result of a missed payment within three years prior to the date of origination or has undergone a debt-restructuring process with regard to his non-performing exposures within three years prior to the date of transfer of the Receivable to the Purchaser;
(ii)
was, at the time of origination, where applicable, on a public credit registry of persons with adverse credit history or, where there is no such public credit registry, another credit registry that is available to the relevant Seller or the Master Servicer; or
(iii)
has a credit assessment or a credit score indicating that the risk of contractually agreed payments not being made is significantly higher than for comparable Receivables held by the relevant Seller which are not securitised.

SCHEDULE 13

PRE-FACILITY TERMINATION DATE PRIORITY OF PAYMENTS

In accordance with Clause 8.1 (Pre-Facility Termination Date Priority of Payments) of the Co-Funding Agreement, all Available Funds shall be applied as follows, provided that items of a lower priority shall only be paid and discharged if and when all items of a higher priority have been paid and discharged in full:

First:

to repay on a pro rata basis at the demand of any relevant Servicer, any relevant amount of Servicer Advances made in accordance with Clause 7.3 (Servicer Advances) of the Receivables Purchase and Servicing Agreement on any previous Business Day;

Second:	on a pro rata and pari passu basis (to the extent not already discharged and satisfied through the application of Servicer Advances):
(i)
for payment in accordance with Clause 12.1 (Remuneration, Costs and Expenses) of the Receivables Purchase and Servicing Agreement, retain in one or more Collection Accounts for the benefit of the Servicers, an amount equal to the aggregate Servicing Fee accrued through such day and not previously retained for such purpose;
(ii)
for payment to the Co-Funders under Clauses 5.1 and 5.2 (Interest and Fees) of the Co-Funding Agreement, deposit to the Operating Account (Interest) an amount equal to the aggregate Interest Amount and Fees accrued through such day and not previously discharged (such amount to be allocated among the Co- Funders rateably in accordance with the proportion of such amounts owing to each such Person) (provided, that for purposes of determining the amount of Interest Amount and Fees accrued through (1) any day (other than a day described in sub-sentence (2) below), such determination shall be made based on the relevant rate, percentage or other item or amount as of the immediately preceding Monthly Reporting Date, unless the actual rate, percentage or other item or amount has been notified to the Purchaser and the Master Servicer, and

(2) any day falling prior to the initial Monthly Reporting Date, any such determination shall be made on a basis agreed between the Purchaser, the Master Servicer and the Administrative Agent);

(iii)
for payment to the relevant Finance Party and (where relevant) the related Sponsor Bank under Clause 11 (Breakage Costs), 13 (Reserves and Taxes), 14 (Taxes), 15 (Increased Cost and Reduced Return) or 16 (Accounting Based Consolidation Event) of the Co-Funding Agreement, deposit to the Operating Account (Interest) all amounts due and payable to the relevant Finance Party and (where relevant) the related Sponsor Bank under such clauses;
(iv)
for payment to the Administrative Agent under Clause 5.2 (Interest and Fees) of the Co-Funding Agreement, deposit to the Operating Account (Interest) an amount equal to the Administrative Agent Fee then due and payable to the Administrative Agent pursuant to the Transaction Fee Letter;
(v)
for payment to the Security Trustee, deposit to the Operating Account (Interest) all amounts due and payable to the Security Trustee under the Trust Agreement and the other Transaction Documents; and
(vi)
to pay all operating costs, expenses, Agreed Annual Income and taxes of the Purchaser then due and payable, as instructed by the Purchaser, provided that the aggregate amount so paid during any calendar year pursuant to this sub- paragraph (vi) shall not exceed EUR 160,000;

Third: to pay, pari passu and pro rata:

(i)
to the Co-Funders, pari passu and pro rata, any amount required to be paid pursuant to Clause 6.2 (Prepayments, Repayment of Co-Funding Instruments) of the Co-Funding Agreement; and
(ii)
to any relevant Seller (at the instructions of the Master Servicer) any Deferred Initial Purchase Price, provided that no Deferred Initial Purchase Price shall be paid (1) to any Seller in respect of which an Insolvency Event has occurred or

(2) if a Facility Termination Event pursuant to item (d) or (h) of Schedule 11

(Facility Termination Events) has occurred;

Fourth: if any Transaction Party Obligations (other than any amounts described in items Second and Third are then due and payable by the Purchaser to any Secured Party, to pay to each such Secured Party, pro rata and pari passu, the Transaction Party Obligations so due and payable (in the currency in which such Transaction Party Obligations are payable);

Fifth: to pay all operating costs, expenses, Agreed Annual Income and taxes of the Purchaser then due and payable and not discharged pursuant to sub-paragraph (vi) of item Second above, as instructed by the Purchaser; and

Sixth: to pay to the Sellers, pro rata and pari passu, the Initial Purchase Price for Purchased Receivables pursuant to Clause 3.1 (Initial Purchase Price, Deferred Initial Purchase Price, Deferred Purchase Price) of the Receivables Purchase and Servicing Agreement (except any portion thereof the payment of which is deferred in accordance with Clause 3.2 (Initial Purchase Price, Deferred Initial Purchase Price, Deferred Purchase Price) of the Receivables Purchase and Servicing Agreement); and

Seventh: to remit any remaining Available Funds that are constituted by Collections for application in the following order, provided that items of a lower priority shall only be paid and discharged if and when all items of a higher priority have been paid and discharged in full:

(i)
first, if so requested by the Purchaser (acting upon the instructions of the Master Servicer), to pay or prepay on a pro rata and pari passu basis (or set aside for the payment or prepayment of) any Co-Funding Instruments or other Transaction Party Obligations that are then due and payable;
(ii)
second, to pay to the Sellers on a pro rata and pari passu basis any Deferred Initial Purchase Price which is not paid pursuant to paragraph (ii) of item Third above;
(iii)
third, to pay to the Sellers on a pro rata and pari passu basis the Deferred Purchase Price for Purchased Receivables pursuant to Clause 3.3 (Initial Purchase Price, Deferred Initial Purchase Price, Deferred Purchase Price) of the Receivables Purchase and Servicing Agreement; and
(iv)
fourth, on a pro rata and pari passu basis in such other manner as the Purchaser (or the Master Servicer on its behalf) may specify and that is permitted by the terms of the Transaction Documents,

provided that:

(1)
if all or any portion of the Collections that are not applied pursuant to paragraphs (i) to (iv) of this item Seventh, the Purchaser shall cause the Master Servicer to cause any such remaining Collections, to the extent not subject to any Permitted Cash Pooling, to be retained in one or more Collection Accounts and shall apply such Collections on the next Business Day in accordance with the then applicable Priority of Payments or to be paid by the Purchaser to the Master Servicer as a servicing consideration; and

(2)
if the Master Servicer has failed to deliver a Daily Report pursuant to, and in accordance with, Clause 9.1(b) (Portfolio Reports) of the Receivables Purchase and Servicing Agreement), the Purchaser shall cause the Master Servicer to cause any such remaining Collections to be retained in the Collection Accounts, to the extent not subject to any Permitted Cash Pooling, and shall apply such Collections on the next Business Day in accordance with the then applicable Priority of Payments.

SCHEDULE 14

POST FACILITY TERMINATION DATE PRIORITY OF PAYMENTS

In accordance with Clause 8.2 (Post Facility Termination Date Priority of Payments) of the Co- Funding Agreement, all Available Funds shall be applied as follows, provided that items of a lower priority shall only be paid and discharged if and when all items of a higher priority have been paid and discharged in full:

First:

to pay, on a pro rata and pari passu basis:

(i)
to the Security Trustee all amounts due and payable under the Trust Agreement and the other Transaction Documents;
(ii)
any relevant amount of Servicer Advances made prior to the Facility Termination in accordance with Clause 7.3 (Servicer Advances) of the Receivables Purchase and Servicing Agreement;
(iii)
all amounts due and payable to the relevant Finance Party and (where relevant) the related Sponsor Bank under Clause 11 (Breakage Costs), 13 (Reserves and Taxes), 14 (Taxes), 15 (Increased Cost and Reduced Return) or 16 (Accounting Based Consolidation Event) of the Co-Funding Agreement;
(iv)
all operating costs, expenses, Agreed Annual Income and taxes of the Purchaser then due and payable, as instructed by the Purchaser, provided that the aggregate amount so paid during any calendar year pursuant to this item First, when combined with the aggregate amount paid during such calendar year pursuant to this sub-paragraph (iv) shall not exceed EUR 160,000;

Second:

if a Substitute Servicer is appointed pursuant to Clause 18.3(b) (Termination following Seller Termination Event) of the Receivables Purchase and Servicing Agreement, to pay to such Substitute Servicer the amount of any reasonably agreed Servicing Fee;

Third:	to pay to the Co-Funders, pro rata and pari passu, an amount equal to the aggregate accrued and unpaid Interest Amount and Fees payable to each such Person;
Fourth:

to pay, pari passu and pro rata:

(i)
to the Co-Funders, pro rata and pari passu, an amount equal to the Aggregate Principal Balance of the Co-Funding Instruments; and
(ii)
to any relevant Seller (at the instructions of the Master Servicer) any Deferred Initial Purchase Price, provided that no Deferred Initial Purchase Price shall be paid (1) to any Seller in respect of which an Insolvency Event has occurred or (2) if a Facility Termination Event pursuant to item (d) or (h) of Schedule 11 (Facility Termination Events) has occurred;

Fifth:

if any Transaction Party Obligations (other than any amount described in items First to Fourth are then due and payable to any Secured Party, to pay to each such Secured Party, pro rata and pari passu, the Transaction Party Obligations so due and payable;

Sixth:

to pay all operating costs, expenses, Agreed Annual Income and taxes of the Purchaser then due and payable and not paid pursuant to sub-paragraph (iv) of item First above, as instructed by the Purchaser, as the case may be;

Seventh:	to pay to the Servicers, pro rata and pari passu, the accrued and unpaid amount of any Servicing Fee; and
Eighth:

after all Transaction Party Obligations are paid in full, any remaining funds:

(i)
first, to pay to the Sellers, pro rata and pari passu, the amount of any Deferred Initial Purchase Price which is not paid pursuant to sub- paragraph (ii) of item Fourth above;
(ii)
second, to pay to the Sellers, pro rata and pari passu, the amount of any unpaid Deferred Purchase Price; and
(iii)
third, in such other manner as the Purchaser may specify and that is permitted by the terms of the Transaction Documents,

provided that after the Final Discharge Date any funds available after application pursuant to this item Eighth shall be paid by the Purchaser to the Master Servicer as a servicing consideration.

SCHEDULE 15

CREDIT AND COLLECTION POLICIES

In the form as agreed.

SCHEDULE 16

FORM OF MONTHLY REPORT

In the form as agreed.

SCHEDULE 17 PART I FORM OF DAILY REPORT

In the form as agreed.

SCHEDULE 17 PART II

FORM OF PURCHASE (NEWLY) LIST

In the form as agreed.

SCHEDULE 18

FORM OF OUTSTANDING RECEIVABLES REPORT

In the form as agreed.

SCHEDULE 19 FORM OF MODEL

In the form as agreed.

SCHEDULE 20

ADDRESS AND NOTICE INFORMATION

SCHEDULE 21 ACCOUNT DETAILS

SCHEDULE 22

STANDARD TERMS AND CONDITIONS

In the form as agreed.

SCHEDULE 23

FORM OF ACCESSION AGREEMENT

THIS ACCESSION AGREEMENT dated [●] is supplemental to the Incorporated Terms Memorandum dated 27 October 2020, as amended or amended and restated from time to time between, inter alios, Klöckner Receivables Financing DAC as Purchaser and Klöckner & Co SE as Master Servicer and Commerzbank Aktiengesellschaft as Administrative Agent (the "Incorporated Terms Memorandum"). Words and expressions defined in the Incorporated Terms Memorandum have the same meaning when used in this Accession Agreement.

I.
Accession
1.
By entering into this Accession Agreement, (1) [legal name of acceding Co-Funder] agrees to become, with effect from the date of this Accession Agreement, a [Note Purchaser / Schuldschein Lender] and a Secured Party vested with all the authority, rights, powers, duties, liabilities and obligations of [a Note Purchaser / Schuldschein Lender] and a Secured Party under the Transaction Documents (as such term is defined in the Incorporated Terms Memorandum) and (2) we acknowledge and agree to be bound, with effect from the date hereof, by the terms of, as if we had been party originally to each of the following agreements:
(i)
the Incorporated Terms Memorandum;
(ii)
the Trust Agreement as a Secured Party; and
(iii)
the Co-Funding Agreement,

in each case without separate execution of any such Transaction Document.

2.
[Add in the case of a Co-Funder which is an asset-backed commercial paper conduit: By entering into this Accession Agreement, (1) [legal name of acceding Sponsor Bank] agrees to become, with effect from the date of this Accession Agreement, a Sponsor Bank and a Secured Party vested with all the authority, rights, powers, duties, liabilities and obligations of a Sponsor Bank and a Secured Party under the Transaction Documents (as such term is defined in the Incorporated Terms Memorandum) and (2) we acknowledge and agree to be bound, with effect from the date hereof, by the terms of, as if we had been party originally to each of the following agreements:
(iv)
the Incorporated Terms Memorandum;
(v)
the Trust Agreement as a Secured Party; and
(vi)
the Co-Funding Agreement,

in each case without separate execution of any such Transaction Document.]

3.
We confirm that we are in receipt of the documents listed above and the other Transaction Documents.
II.
Appointment and Authorisation of the Security Trustee
1.
For purposes of Clause 2.1 (Duties of the Security Trustee) of the Trust Agreement, we hereby appoint the Security Trustee to act as security trustee under the Trust Agreement.

2.
We hereby expressly authorise and grant power of attorney to the Security Trustee pursuant to Part 4 of the Common Terms of the Incorporated Terms Memorandum and hereby expressly ratify and approve any acts done by the Security Trustee on our behalf before execution hereof.

III.
Additional Information / Provisions
1.
For the purposes of the Co-Funding Agreement, as at the date of this Accession Agreement, our Committed Amount shall be EUR [●];
2.
[The following specific definitions shall be an integral part of the Incorporated Terms Memorandum:

[●]]

3.
[The Purchaser hereby consents to the assignment by way of security / pledge of the [Notes purchased by the Note Purchaser] [Schuldschein Loans granted by the Schuldschein Lender] pursuant to the [insert details of security document] in favour of [●]].

4.
[Additional provisions, e.g. limited recourse and non-petition language]
IV.
CP Documents

[●]

V.
Notices

All notices shall be made to:

[●]

VI.
Account Details

Account Holder: [●]

Account Bank: [●]

IBAN: [●]

BIC: [●]

VII.
Governing law

This Accession Agreement and all matters (including non-contractual duties and claims) arising from or in connection therewith shall be governed by and shall be construed in accordance with German law.

Place, Date

[ [●] as [Note Purchaser / Schuldschein Lender] [●] as [Sponsor Bank]]

RECEIVED AND AGREED:

KLÖCKNER RECEIVABLES FUNDING DAC

as Purchaser

Name:

Title:

KLÖCKNER & CO SE

as Master Servicer

Name:

Title:

CSC TRUSTEES GMBH

as Security Trustee

Name:

Title:

COMMERZBANK AKTIENGESELLSCHAFT

as Administrative Agent

Name: Title:

SCHEDULE 24

FORM OF SOLVENCY CERTIFICATE

[On letterhead] SOLVENCY CERTIFICATE

[Date]

Dear Sirs

Klöckner Receivables Funding DAC - Securitisation of trade receivables

Words and expressions defined in the Master Definitions Schedule (the "Master Definitions Schedule") set out in Schedule 1 of the incorporated terms memorandum dated 27 October 2020, as amended or amended and restated from time to time between, inter alios, Klöckner Receivables Financing DAC as Purchaser and Klöckner & Co SE as Master Servicer and Commerzbank Aktiengesellschaft as Administrative Agent (the "Incorporated Terms Memorandum") shall, except where the context otherwise requires, have the same meaning in this solvency certificate.

In our capacity as managing directors (Geschäftsführer) of [●] (the "Company") we hereby certify to the best of our knowledge and without assuming any personal liability that:

[in the case of Klöckner in the Solvency Certificate to be delivered pursuant to item 3 of Part A of Schedule 3: the Company is not Insolvent]

[in the case of each German Seller in all Solvency Certificates:

(a)
the Company is not Insolvent; and

(b)
the Company has fulfilled all value-added tax (Umsatzsteuer) liabilities in respect of the Purchased Receivables. [to be provided by each German Seller on the Closing Date 2020 and, thereafter, on a quarterly basis]]

Kind regards

Name: Name:

Title: Title:

SCHEDULE 25

FORM OF ADDITIONAL SELLER SUPPLEMENT

To contain:

Details of Additional Seller

Address and Notice Information and Account Details Notices

Account Details Confirmation by PG

SCHEDULE 26

FORM OF EXTENSION AGREEMENT

THIS EXTENSION AGREEMENT (this "Agreement") is is made on [●]

BETWEEN:

(1)
KLÖCKNER & CO SE, a company organised under the laws of the Federal Republic of Germany, registered with the commercial register of the local court of Düsseldorf under no. HRB 109982, and having its registered office at Peter-Müller-Straße 24, 40468 Düsseldorf, Germany (as "Klöckner", "Master Servicer", "Performance Guarantor", "Registrar" and "Custodian");
(2)
KLÖCKNER RECEIVABLES FUNDING DAC, a designated activity company incorporated under the laws of the Republic of Ireland whose registered number is 403969, and having its registered office at 1st Floor, 1-2 Victoria Buildings, Haddington Road, Dublin 4, D04 XN32, Ireland (as "Purchaser");
(3)
KLOECKNER METALS GERMANY GMBH, a company organised under the laws of the Federal Republic of Germany, registered with the commercial register of the local court of Düsseldorf under no. HRB 107495, and having its registered office at Peter-Müller-Straße 24, 40468 Düsseldorf, Germany (a "German Seller" and "German Sub-Servicer");
(4)
COMMERZBANK AKTIENGESELLSCHAFT, Kaiserstraße 16 (Kaiserplatz), 60311 Frankfurt am Main, Germany (as "Note Purchaser" and as "Co-Funder");
(5)
COMMERZBANK AKTIENGESELLSCHAFT, Kaiserstraße 16 (Kaiserplatz), 60311 Frankfurt am Main, Germany (as "Administrative Agent"); and
(6)
CSC TRUSTEES GMBH (formerly known as INTERTRUST TRUSTEES GMBH), a company organised under the laws of the Federal Republic of Germany, registered with the commercial register of the local court of Frankfurt am Main under no. HRB 98921, with its registered seat in Frankfurt am Main, Germany, and its business address at Eschersheimer Landstraße 14, 60322 Frankfurt am Main, Germany (as "Security Trustee"),

(each a "Party" and together the "Parties").

BACKGROUND:

(A)
Reference is made to:
(1)
a receivables purchase and servicing agreement dated 27 October 2020, as amended or amended and restated from time to time, and entered into between, inter alios, Klöckner Receivables Funding DAC as Purchaser, Klöckner as Master Servicer and Performance Guarantor and Kloeckner Metals Germany GmbH as Seller and Sub-Servicer (the "Receivables Purchase and Servicing Agreement");
(2)
a co-funding agreement dated 27 October 2020, as amended or amended and restated from time to time, and entered into between, inter alios, Klöckner Receivables Funding DAC as Purchaser, Commerzbank Aktiengesellschaft as Administrative Agent, Klöckner in its various capacities and Commerzbank Aktiengesellschaft as Co-Funder (the "Co-Funding Agreement");

(3)
an incorporated terms memorandum dated 27 October 2020, as amended or amended and restated from time to time, and entered into between, inter alios, Klöckner Receivables Funding DAC as Purchaser, Klöckner as Master Servicer and Performance Guarantor, Commerzbank Aktiengesellschaft as Administrative Agent, Commerzbank Aktiengesellschaft as Co-Funder and Kloeckner Metals Germany GmbH as Seller and Sub-Servicer (the "Incorporated Terms Memorandum"); and
(4)
certain other related transaction documents entered into in connection with the above. (together the "Original Agreements")
(B)
The Parties wish to extend the Scheduled Facility Termination Date (as defined in the Incorporated Terms Memorandum) on the conditions set forth in this Agreement.

NOW THEREFORE, for good and valuable consideration, receipt of which is hereby confirmed, the Parties agree as follows:

1.
DEFINITIONS, INTERPRETATIONS AND COMMON TERMS
1.1
Definitions
(a)
Unless otherwise defined herein or the context requires otherwise, capitalised terms used in this Agreement have the meaning ascribed to them in Clause 1 (Definitions) of the Master Definitions Schedule (the "Master Definitions Schedule") set out in Schedule 1 of the Incorporated Terms Memorandum (the "Incorporated Terms Memorandum") which is dated 27 October 2020, as amended or amended and restated from time to time, and entered into between, inter alios, the Parties. The terms of the Master Definitions Schedule are hereby expressly incorporated into this Agreement by reference.
(b)
In the event of any conflict between the Master Definitions Schedule and this Agreement, this Agreement shall prevail.
1.2
Interpretation

Terms in this Agreement, except where otherwise stated or where the context otherwise requires, shall be interpreted in the same way as set forth in Clause 2 (Principles of Interpretation) of the Master Definitions Schedule.

1.3
Common Terms
(a)
Incorporation of Common Terms

Except as provided below, the Common Terms apply to this Agreement and shall be binding on the Parties as if set out in full in this Agreement.

(b)
Common Terms and Priority of Payments

If there is any conflict between the provisions of the Common Terms and the provisions of this Agreement, the provisions of this Agreement shall prevail, subject always to compliance with Clause 7 (Non-Petition and Limited Recourse) of Part 1 (General Provisions) of the Common Terms. Nothing in this Agreement shall be construed as to prevail over or otherwise alter the Priority of Payments.

(c)
Governing Law and Jurisdiction

This Agreement and all matters (including non-contractual rights and obligations) arising from or connected with it shall be governed by German law in accordance with Clause 1 (Applicable Law) of Part 3 (Governing Law Provisions) of the Common Terms. Clause 2 (Exclusive Jurisdiction) of Part 3 (Governing Law Provisions) as set out in the Common Terms applies to this Agreement as if set out in full in this Agreement

2.
EXTENSION OF SCHEDULED FACILITY TERMINATION DATE

The Parties agree that the definition of the Scheduled Facility Termination Date is deleted in its entirety and replaced with the following:

"Scheduled Facility Termination Date" means [●], unless extended by an extension agreement between the Sellers, the Master Servicer, the Purchaser, the Co-Funders, the Sponsor Banks and the Agents substantially in the form of Schedule 26 (Form of Extension Agreement) to the Incorporated Terms Memorandum or otherwise in accordance with Clause 8 (Variation of Transaction Documents) of Part 1 (General Provisions) of the Common Terms".

3.
REPRESENTATIONS, WARRANTIES AND COVENANTS
3.1
Reaffirmation of Representations and Warranties

Each of the Parties reaffirms all covenants, representations and warranties made by it in the Transaction Documents and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the date of this Agreement.

3.2
Additional Representations and Warranties

Each of the Parties hereby represents and warrants that this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

4.
EFFECTIVENESS, RATIFICATION
4.1
Effectiveness

This Agreement shall become effective as of the date of this Agreement and shall be binding on the Parties and their respective successors.

4.2
Ratification

Except as expressly amended hereby the Transaction Documents shall remain in full force and effect and is hereby ratified and confirmed by the Parties.

4.3
Transaction Document

This Agreement constitutes a Transaction Document. [Signature blocks to be inserted]

KLÖCKNER RECEIVABLES FUNDING DAC

as Purchaser

KLÖCKNER & CO SE

as Klöckner, Master Servicer, Performance Guarantor, Registrar and Custodian

KLOECKNER METALS GERMANY GMBH

as German Seller and German Sub-Servicer

COMMERZBANK AKTIENGESELLSCHAFT

as Note Purchaser and Co-FunderSIGNATURE PAGES TO THE INCORPORATED TERMS MEMORANDUM

By:	By:
Name:	Name:
Title:	Title:

By:	By:
Name:	Name:
Title:	Title:

By:	By:
Name:	Name:
Title:	Title:

By:	By:
Name:	Name:
Title:	Title:

COMMERZBANK AKTIENGESELLSCHAFT

CSC TRUSTEES GMBH

as Security Trusteeas Administrative Agent

By:	By:
Name:	Name:
Title:	Title:

By:	By:
Name:	Name:
Title:	Title:

SCHEDULE 2 AMENDED AND RESTATED CFA

On the following pages with separate page numbering.

115754050v1

EXECUTION COPY

CO-FUNDING AGREEMENT

dated 27 October 2020

as last amended and restated with effect as of the Amendment 2026 Effective Date between

KLÖCKNER RECEIVABLES FUNDING DAC

as Purchaser

KLÖCKNER & CO SE

as Klöckner, Master Servicer, Performance Guarantor, Registrar and Custodian

COMMERZBANK AKTIENGESELLSCHAFT

as Note Purchaser and Co-Funder

COMMERZBANK AKTIENGESELLSCHAFT

as Administrative Agent

and

CSC TRUSTEES GMBH

as Security Trustee

HENGELER MUELLER KCO / Project Iron (2026)

Co-Funding Agreement

Clause Page

1.
Definitions, Interpretation and Common Terms 4
2.
Terms of Funding 5
3.
Funding and Co-Funding Instruments 7
4.
Conditions Precedent 9
5.
Interest and Fees 9
6.
Repayments and Prepayments of Co-Funding Instruments 10
7.
Presentation of Co-Funding Instrument 11
8.
Priority of Payments 11
9.
Payments and Computations 12
10.
Representations and Covenants 13
11.
Breakage Costs 13
12.
Changes to the Calculation of Interest 14
13.
Reserves and Expenses 16
14.
Taxes 17
15.
Increased Cost and Reduced Return 18
16.
Accounting Based Consolidation Event 20
17.
Mitigating Obligations 20
18.
Termination 20
19.
Indemnification 21
20.
Default Interest 22
21.
The Administrative Agent 22
22.
Assignment and Transfer 25
23.
Accession of New Note Purchasers and Schuldschein Lenders 25
24.
Right to Cancellation, Continuity of Transaction Documents 25

Schedule 1 Form of Schuldschein 28

Schedule 2 Schuldschein Loan Terms 30

Schedule 3 Form of Note Certificate 36

Schedule 4 Note Conditions 38

Schedule 5 Form of Funding Request 46

Schedule 6 Form of Prepayment Notice 48

Signature Pages to the Co-Funding Agreement 49

3

This CO-FUNDING AGREEMENT (the "Agreement") is dated 27 October 2020 and amended and restated on 20 December 2022 with effect from (and including) 10 January 2023 and amended and restated again with effect as of 25 July 2025 and again with effect as of the Amendment 2026 Effective Date (as defined in the Master Definitions Schedule referred to below)

BETWEEN:

(1)
KLÖCKNER RECEIVABLES FUNDING DAC, a designated activity company incorporated under the laws of the Republic of Ireland whose registered number is 403969, and having its registered office at 1-2 Victoria Buildings, Haddington Road, Dublin 4, D04 XN32, Ireland (as "Purchaser");
(2)
KLÖCKNER & CO SE, a company organised under the laws of the Federal Republic of Germany, registered with the commercial register of the local court of Düsseldorf under no. HRB 109982, and having its registered office at Peter-Müller-Straße 24, 40468 Düsseldorf, Germany (as "Klöckner", "Master Servicer", "Performance Guarantor", "Registrar" and "Custodian");
(3)
COMMERZBANK AKTIENGESELLSCHAFT, Kaiserstraße 16 (Kaiserplatz), 60311 Frankfurt am Main, Germany (as "Note Purchaser" and as "Co-Funder");
(4)
COMMERZBANK AKTIENGESELLSCHAFT, Kaiserstraße 16 (Kaiserplatz), 60311 Frankfurt am Main, Germany (as "Administrative Agent"); and
(5)
CSC TRUSTEES GMBH (formerly known as INTERTRUST TRUSTEES GMBH), a company organised under the laws of the Federal Republic of Germany, registered with the commercial register of the local court of Frankfurt am Main under no. HRB 98921, with its registered seat in Frankfurt am Main, Germany, and its business address at Eschersheimer Landstraße 14, 60322 Frankfurt am Main, Germany (as "Security Trustee "),

(hereinafter together referred to as the "Parties" and each a "Party").

WHEREAS:

(A)
The Purchaser will, from time to time, acquire Receivables and the Related Security from the Sellers pursuant to the terms of the Receivables Purchase and Servicing Agreement.
(B)
In order to finance the Initial Purchase Price for Eligible Receivables the Purchaser may, subject to the terms and conditions of this Agreement request:
(1)
each Schuldschein Lender to make available to the Purchaser one or more Schuldschein Loans against the issuance and delivery by the Purchaser of a Schuldschein; and
(2)
each Note Purchaser to purchase one or more Notes issued by the Purchaser against delivery of Note Certificates.
(C)
The Purchaser undertakes to pay to each Co-Funder principal of, and interest on, the Co- Funding Instruments held by it subject to, and in accordance with, the Schuldschein Loan Terms and the Note Conditions, respectively.
(D)
The Security Trustee has agreed to become a party to this Agreement solely for the better preservation and enforcement of the security interests created in favour of the Security Trustee (for the benefit of the Secured Parties) under the Security Documents.

4

NOW IT IS HEREBY AGREED as follows:

1.
DEFINITIONS, INTERPRETATION AND COMMON TERMS
1.1
Definitions
(a)
Unless otherwise defined herein or the context requires otherwise, capitalised terms used in this Agreement have the meaning ascribed to them in Clause 1 (Definitions) of the Master Definitions Schedule (the "Master Definitions Schedule") set out in Schedule 1 of the Incorporated Terms Memorandum (the "Incorporated Terms Memorandum") which is dated 27 October 2020, as amended or amended and restated from time to time, and entered into between, inter alios, the Parties. The terms of the Master Definitions Schedule are hereby expressly incorporated into this Agreement by reference.

In addition:

"Commitment" means the obligation of each Co-Funder to provide Funding to the Purchaser in an amount up to the relevant Commitment Amount.

"Commitment Amount" means, as at the Amendment 2026 Effective Date, in relation to Commerzbank Aktiengesellschaft in its capacity as Co-Funder, EUR 60,000,000;

(b)
In the event of any conflict between the provisions of the Master Definitions Schedule and the provisions of this Agreement, the provisions of this Agreement shall prevail.
1.2
Interpretation

Terms in this Agreement, except where otherwise stated or where the context otherwise requires, shall be construed in the same way as set forth in Clause 2 (Principles of Interpretation) of the Master Definitions Schedule.

1.3
Common Terms
(a)
Incorporation of Common Terms

Except as provided below, the Common Terms as set out in Schedule 2 (Common Terms) of the Incorporated Terms Memorandum apply to this Agreement and shall be binding on the Parties as if set out in full in this Agreement.

(b)
Common Terms and Priority of Payments

If there is any conflict between the provisions of the Common Terms and the provisions of this Agreement, the provisions of this Agreement shall prevail, subject always to compliance with Clause 7 (Non-Petition and Limited Recourse) of Part 1 (General Provisions) of the Common Terms. Nothing in this Agreement shall be construed as to prevail over or otherwise alter the Priority of Payments.

(c)
Governing Law and Jurisdiction

This Agreement and all matters (including non-contractual rights and obligations) arising from or connected with it shall be governed by German law in accordance

5

with Clause 1 (Applicable Law) of Part 3 (Governing Law Provisions) of the Common Terms. Clause 2 (Exclusive Jurisdiction) of Part 3 (Governing Law Provisions) as set out in the Common Terms applies to this Agreement as if set out in full in this Agreement.

2.
TERMS OF FUNDING
2.1
Funding and Commitment Amounts

On the terms and subject to the conditions hereof, on each Intra-Month Settlement Date until the occurrence of the Facility Termination Date:

(a)
each Schuldschein Lender shall make Schuldschein Loans to the Purchaser; and
(b)
each Note Purchaser shall purchase Notes issued by the Purchaser to such Note Purchaser,

(each a "Funding"), in each case in the relevant Funding Currency in the amount requested by the Purchaser pursuant to Clause 2.2 (Funding Procedure) provided that, after giving effect to such Funding:

(i)
the aggregate Principal Balance of all Co-Funding Instruments held by a Co- Funder shall not exceed its Commitment Amount;
(ii)
the Aggregate Principal Balance of all Co-Funding Instruments held by all Co-Funders shall not exceed the Facility Limit; and
(iii)
the share of each Co-Funder of the Aggregate Principal Balance of all Co- Funding Instruments held by all Co-Funders shall not exceed the ratio calculated by dividing such Co-Funder's Commitment through the Aggregate Commitment Amount.
2.2
Funding Procedure
(a)
The Purchaser shall request a Funding by submitting (or causing the Master Servicer to submit on behalf of the Purchaser) a written notice, substantially in the form of Schedule 5 (Form of Funding Request) (each, a "Funding Request") to each Co- Funder prior to 2.00 p.m. (CET) on the third Business Day prior to the date of the proposed Funding, which shall be an Intra-Month Settlement Date (each, a "Funding Date").
(b)
Each Funding Request shall, among other things:
(i)
Specify:
(1)
the desired Funding Currency for the requested Funding;
(2)
for each Funding Currency, the amount of Funding requested from each Co-Funder and (if the Funding Currency is a Foreign Funding Currency) the latest Spot Rate available at the time at which such Funding Request is made in accordance with paragraph (a) above;
(3)
the Aggregate Principal Balance after giving effect to such Funding;

6

(4)
the proposed Funding Date; and
(5)
the Designated Repayment Date; and
(ii)
certify that, after giving effect to the proposed Funding, the Percentage Factor will not exceed the Maximum Percentage Factor on such Funding Date. Each Funding Request shall be irrevocable and binding on the Purchaser.
(c)
Each Funding shall be in a minimum principal amount of at least EUR 5,000,000 (or the Euro Equivalent thereof).
2.3
Denomination of Funding

Each Co-Funding Instrument made available to, or purchased from, the Purchaser made hereunder shall be denominated in a Funding Currency. Subject to Clause 6.2 (Repayments and Prepayments of Co-Funding Instruments) and notwithstanding anything herein or in any other Transaction Document to the contrary, the Purchaser shall not request any Funding, and the Co-Funders not be obligated to make any Funding, hereunder if, after giving effect thereto, the aggregate Principal Balance of the Co-Funding Instruments held by the Co- Funders in each Funding Currency would exceed the product of (A) the Currency Percentage for such Funding Currency set forth in the most recent Portfolio Report delivered under the Receivables Purchase and Servicing Agreement (plus or minus 1.0%) and (B) the maximum Aggregate Principal Balance that would not cause the Percentage Factor to exceed the Maximum Percentage Factor, as determined by reference to the most recent Portfolio Report delivered under the Receivables Purchase and Servicing Agreement.

2.4
Use of Proceeds

The Purchaser shall use the proceeds of the Co-Funding Instruments only to:

(a)
pay the Initial Purchase Price (including, for the avoidance of doubt, any portion thereof which constitutes a Deferred Initial Purchase Price) for Eligible Receivables pursuant to and in accordance with the terms of the Receivables Purchase and Servicing Agreement;
(b)
refinance any Co-Funding Instruments denominated in one Funding Currency with Co-Funding Instruments denominated in another Funding Currency for the purpose of satisfying the requirements set forth in Clause 2.3 (Denomination of Funding); and
(c)
pay transaction fees, costs and expenses incurred in connection with the consummation of the transactions contemplated by the Transaction Documents,

provided, that, notwithstanding anything in any Transaction Document to the contrary, the Purchaser shall not use all or any portion of the proceeds of any Co-Funding Instruments to pay the Purchase Price for a Receivable (i) that is not reported to be an Eligible Receivable,

(ii) if the Daily Report has not been delivered pursuant to and in accordance with Clause 9.1(b) (Portfolio Reports) of the Receivables Purchase and Servicing Agreement on such Business Day on which the Purchase Price is to be paid or (iii) that was originated by a Seller with respect to which a Seller Termination Event has occurred and is continuing.

2.5
Co-Funders' Commitments; Support Obligations of Sponsor Banks
(a)
The Commitment of each Co-Funder to provide Funding requested from time to time under and in accordance with this Agreement is several and not joint and is

7

independent of the obligations, liabilities and duties of any other Party (in particular, without limitation, the obligation of any other Co-Funder) and nothing herein or in any other Transaction Document shall be construed otherwise. The failure of any Co- Funder to provide Funding shall not release the obligations of any other Co-Funder to provide Funding hereunder, but no Co-Funder shall be responsible for the failure of any other Co-Funder to provide Funding hereunder.

(b)
The Commitment of each Co-Funder shall be automatically cancelled without any further act or notice by any Party on or after the Facility Termination Date. No Co- Funder shall be obliged to provide Funding if, after giving effect thereto, the aggregate outstanding principal balance (in Euro or the Euro Equivalent) of the Funding provided by such Co-Funder would exceed an amount equal to such Co- Funder's Commitment Amount.
(c)
Any Sponsor Bank in respect of a Co-Funder which is an asset-backed commercial paper conduit (such Co-Funder. a "Sponsor Bank's Conduit"), shall at all times until the Facility Termination Date make available to the Sponsor Bank's Conduit a liquidity facility or similar liquidity support to procure the full and timely performance of all payment obligations of the Sponsor Bank's Conduit in its capacity as Co-Funder under and in connection with this Agreement.
2.6
Number of Co-Funding Instruments outstanding

One or more Co-Funding Instruments may be outstanding at any time.

2.7
Registrar and Custodian
(a)
Each Co-Funder hereby appoints Klöckner to act as Custodian for such Co-Funder and to hold the Co-Funding Instruments of such Co-Funder in custody pursuant to the terms of this Agreement.
(b)
The Purchaser hereby appoints Klöckner to act as Registrar for the Co-Funders pursuant to the terms of this Agreement. Upon the occurrence of a Facility Termination Event, the appointment of the Registrar shall immediately and automatically terminate, the Security Trustee shall automatically be (and is hereby) appointed as Registrar, and Klöckner shall transfer the Register or all relevant information of the Register to enable the Security Trustee to recreate the Register.
(c)
Klöckner shall not be entitled to a fee for the appointment as Custodian and Registrar.
3.
FUNDING AND CO-FUNDING INSTRUMENTS
3.1
Schuldschein Loans
(a)
Subject to the satisfaction of the Funding Conditions, no later than 11.00 a.m. CET on the relevant Funding Date each Schuldschein Lender shall accept the Funding Request by disbursing the requested loan amount (each a "Schuldschein Loan") to the Purchaser against delivery of a Schuldschein. The respective Schuldschein Lender shall for its own account pay, or cause to be paid, the requested Schuldschein Loan in immediately available funds to the Operating Account (Principal) relevant for the respective Funding Currency.
(b)
The Purchaser shall deliver the initial and each subsequent Schuldschein (duly executed) no later than 3.00 p.m. CET on the relevant Funding Date to the Custodian

8

for the respective Schuldschein Lender. The Custodian shall confirm receipt of the original Schuldschein by sending a scanned copy thereof to such Schuldschein Lender with a copy to the Administrative Agent no later than 3.00 p.m. CET on the relevant Funding Date. Upon request by the Schuldschein Lender (and in any event following the occurrence of a Facility Termination Event), the Custodian shall send the original Schuldschein to such Schuldschein Lender at the Schuldschein Lender's address set out in Schedule 20 (Address and Notice Information) of the Incorporated Terms Memorandum.

(c)
Each Schuldschein shall be duly registered by the Registrar in the Register and shall be transferable by assignment of the underlying Schuldschein Loan subject to (i) the prior written consent of the Purchaser and due registration in the Register and (ii) unless the transferee is an existing Schuldschein Lender, the assignee having executed an Accession Agreement and acknowledged to be bound by the terms of this Agreement, the Trust Agreement, the Transaction Fee Letter and the Incorporated Terms Memorandum.
3.2
Notes
(a)
Subject to the satisfaction of the Funding Conditions, no later than 11.00 a.m. CET on the relevant Funding Date each Note Purchaser shall accept the Funding Request by paying the requested purchase price for the Note to the Purchaser against delivery of the Note with the initial Note Certificate and each subsequent Note Certificate. The respective Note Purchaser shall for its own account pay, or cause to be paid, the requested purchase price for the Note in immediately available funds to the Operating Account (Principal) relevant for the respective Funding Currency.

The initial Note Certificate shall have attached the Note Conditions (including all Schedules annexed thereto) and each subsequent Note Certificate of the same series shall be a supplement and be attached thereto and shall form an integral thereof, and the initial Note Certificate and all subsequent Note Certificates of the same series shall form one and the same Co-Funding Instrument.

(b)
The Purchaser shall deliver the Note with the initial Note Certificate and each subsequent Note Certificate (duly executed) no later than 3.00 p.m. CET on the relevant Funding Date to the Custodian for the respective Note Purchaser. The Custodian shall confirm receipt of the original Note Certificate by sending a scanned copy thereof to such Note Purchaser with a copy to the Administrative Agent no later than 3.00 p.m. on the relevant Funding Date. Upon request by the Note Purchaser (and in any event following the occurrence of a Facility Termination Event), the Custodian shall send the original Note together with all subsequent Note Certificates to such Note Purchaser at the Note Purchaser's address set out in Schedule 20 (Address and Notice Information) of the Incorporated Terms Memorandum.
(c)
Each Note shall be duly registered by the Registrar in the Register and shall be transferable by assignment of the underlying claims (Namensschuldverschreibung) subject to (i) the prior written consent of the Purchaser and due registration in the Register and (ii) unless the transferee is an existing Note Purchaser, the transferee having executed an Accession Agreement and acknowledged to be bound by the terms of this Agreement, the Trust Agreement, the Transaction Fee Letter and the Incorporated Terms Memorandum.

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4.
CONDITIONS PRECEDENT
4.1
Conditions Precedent to Initial Funding

The occurrence of the Closing Date 2020, the effectiveness of the Commitments and the initial Funding were subject to the condition precedent that on or before the Closing Date 2020 the Administrative Agent and each Co-Funder shall have received all of the instruments, documents, agreements, certificates and opinions specified in Part A (Conditions Precedent relating to the Initial Purchase on or after the Closing Date 2020) of Schedule 3 (Conditions Precedent) of the Incorporated Terms Memorandum, in form and substance satisfactory to the Administrative Agent and each Co-Funder.

4.2
Conditions Precedent to All Fundings

Each Funding shall be subject to the further conditions precedent that on the date of such Funding the following statements shall be true (and acceptance of the proceeds of any such Funding shall be deemed a representation and warranty by the Purchaser that such statements are then true by reference to the facts and circumstances existing on the date of such Funding):

(a)
the making of such Schuldschein Loan or, as applicable, purchase of such Note does not violate any provisions of Clause 2.1 (Funding and Commitment Amounts);
(b)
the Purchaser has delivered a Funding Request, appropriately completed, within the time period required by Clause 2.2 (Funding Procedure);
(c)
the Master Servicer shall have delivered a Daily Report pursuant to and in accordance with Clause 9.1(b) (Portfolio Reports) of the Receivables Purchase and Servicing Agreement on the date of such Funding;
(d)
the Facility Termination Date has not occurred and no event exists, or would result from such Funding, that constitutes a Facility Termination Event;
(e)
all fees required to be paid on or prior to the date of such Funding in accordance with the Transaction Fee Letter and invoiced prior to such date shall have been paid in full in accordance with the Transaction Fee Letter, provided detailed invoices have been received by the Purchaser and the Master Servicer;
(f)
no portion of the proceeds of such Funding will be used by the Purchaser to pay the Purchase Price for any Receivable that was originated by a Seller with respect to which a Seller Termination Event has occurred and is continuing;
(g)
the proceeds of such Funding will be used by the Purchaser only in accordance with

Clause 2.4 (Use of Proceeds); and

(h)
after giving effect to such Funding and the use of the proceeds thereof in accordance with Clause 2.4 (Use of Proceeds) (i) the Percentage Factor does not exceed the Maximum Percentage Factor, and (ii) the Aggregate Principal Balance of all Co- Funding Instruments does not exceed the Facility Limit.
5.
INTEREST AND FEES
5.1
Each Co-Funding Instrument shall bear interest on its Principal Balance from (and including) the Funding Date for such Co-Funding Instrument to (but excluding) the day on which its

10

Principal Balance has been reduced to zero. The amount of interest payable in respect of each Co-Funding Instrument and the due date for payment shall be specified in the Schuldschein Loan Terms and the Note Conditions, as applicable.

5.2
The Purchaser shall pay to the Administrative Agent and the Co-Funders certain fees in the amounts and on the dates set forth in the Transaction Fee Letter.
6.
REPAYMENTS AND PREPAYMENTS OF CO-FUNDING INSTRUMENTS
6.1
Prior to the occurrence of the Facility Termination Date, each Co-Funding Instrument shall be repaid on its Designated Repayment Date at its Principal Balance.
6.2
In addition, the Purchaser shall:
(a)
on each Designated Repayment Date, make such repayments and request new Funding hereunder as may be necessary to cause the aggregate Principal Balance of the Co-Funding Instruments in each Funding Currency to be equal to or less than the product of (i) the Currency Percentage for such Funding Currency set forth in the most recent Portfolio Report delivered under the Receivables Purchase and Servicing Agreement (plus or minus 1%) and (ii) the maximum Aggregate Principal Balance that would not cause the Percentage Factor to exceed the Maximum Percentage Factor, as determined by reference to the most recent Portfolio Report delivered under the Receivables Purchase and Servicing Agreement;
(b)
if on any date prior to the occurrence of the Facility Termination Date the Percentage Factor exceeds the Maximum Percentage Factor, as determined by reference to the most recent Portfolio Report, make a deposit to the relevant Operating Account (Principal) in an amount sufficient to cause the Percentage Factor to be less than or equal to the Maximum Percentage Factor, as determined by reference to such Portfolio Report and repay the Co-Funding Instruments on the next following Designated Repayment Date if and to the extent on such date the Percentage Factor still exceeds the Maximum Percentage Factor; and
(c)
if on any date prior to the occurrence of the Facility Termination Date the Aggregate Principal Balance of all Co-Funding Instruments exceeds the Facility Limit, make a deposit to the relevant Operating Account (Principal) in an amount sufficient to cause the Aggregate Principal Balance of all Co-Funding Instruments to be less than or equal to the Facility Limit and repay the Co-Funding Instruments on the next following Designated Repayment Date if and to the extent on such date the Aggregate Principal Balance still exceeds the Facility Limit.
6.3
The Purchaser may, at its option after consultation with the Performance Guarantor, use available Collections to prepay, on any Business Day, all or any portion of the Co-Funding Instruments upon prior written notice delivered by it to each Co-Funder not later than three

(3) Business Days prior to the date of such prepayment. Each such notice shall be in the form attached as Schedule 6 (Form of Prepayment Notice) and shall (i) specify the aggregate amount and Funding Currency of the prepayment to be made on the Co-Funding Instruments and (ii) specify the Business Day on which the Purchaser will make such prepayment. Each such prepayment shall be made rateably among the Co-Funders based on the aggregate Principal Balance of the Co-Funding Instruments held by each Co-Funder.

6.4
If , on any Designated Repayment Date, an existing Co-Funding Instrument of a Co-Funder is to be repaid and a Funding Request has been made by the Purchaser for the making of a

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Schuldschein Loan or, as applicable, the purchase of a Note by such Co-Funder in the same Funding Currency on the Funding Date falling on such Designated Repayment Date, the Purchaser shall be entitled to set off its obligation to pay the Principal Balance to such Co- Funder against the obligation of such Co-Funder to disburse the Schuldschein Loan or, as the case may be, to pay the purchase price for the Note, to the extent the amounts match each other (rollover). Any amount that is not discharged by way of set-off shall be paid by the respective Party owing such amount. Any Schuldschein or Note Certificate to be issued on the relevant Funding Date shall set forth the full Principal Balance irrespective of whether made available to the Purchaser by way of rollover or actual disbursement by the respective Co- Funder.

6.5
Following the occurrence of the Facility Termination Date, the Purchaser shall, on each Settlement Date, repay all outstanding Co-Funding Instruments by applying all Available Funds in accordance with the Post Facility Termination Date Priority of Payments.
6.6
On the Maturity Date, the Purchaser shall repay the Principal Balance outstanding under each Co-Funding Instrument in full, subject to and in accordance with the Post Facility Termination Date Priority of Payments.
6.7
Each repayment of the Co-Funding Instruments (whether optional or mandatory) must be accompanied by a payment of all accrued and unpaid interest on the amount repaid or prepaid and any other amounts (including amounts payable under Clause 11 (Breakage Costs)) due hereunder in respect of such repayment or prepayment.
6.8
On the date on which the Principal Balance outstanding under a Co-Funding Instrument is fully and finally repaid, the respective Co-Funder shall immediately return (or instruct the Custodian to immediately return) the original Co-Funding Instrument to the Purchaser for cancellation of such Co-Funding Instrument and deletion of the registration of the Co-Funder in the Register.
7.
PRESENTATION OF CO-FUNDING INSTRUMENT

Any Co-Funder (or the Custodian on its behalf) shall present the relevant Co-Funding Instrument to the Purchaser for the exercise of the rights by such Co-Funder under the relevant Co-Funding Instrument. The Purchaser shall not be obliged to fulfil any obligation under the relevant Co-Funding Instrument if the Co-Funding Instrument is not presented (unless, for as long as Klöckner is the Custodian and holds any relevant Co-Funding Instrument of a Co-Funder in custody, such Co-Funding Instrument is not presented due to a default by the Custodian). If the Co-Funding Instrument is lost or destroyed, it may be declared void by way of public declaration of cancellation (Aufgebotsverfahren).

8.
PRIORITY OF PAYMENTS
8.1
Pre-Facility Termination Date Priority of Payments

On each Business Day prior to the Facility Termination Date, the Purchaser shall (and shall cause the Master Servicer to) cause all Available Funds to be applied in accordance with the Pre-Facility Termination Date Priority of Payments, provided that items of a lower priority shall only be paid and discharged if and when all items of a higher priority have been paid and discharged in full.

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8.2
Post Facility Termination Date Priority of Payments
(a)
On the Facility Termination Date, and on each Business Day thereafter until the Final Discharge Date, the Purchaser shall (and shall cause the Master Servicer to):
(i)
cause all Collections and other amounts in respect of the Receivables deposited into any Collection Account or otherwise received by any Transaction Party to be deposited into the Operating Account (Principal), in each case, no later than the Business Day immediately following the day on which such amounts were deposited into such Collection Account or otherwise received; and
(ii)
apply all Available Funds in accordance with the Post Facility Termination Date Priority of Payments, provided that items of a lower priority shall only be paid and discharged if and when all items of a higher priority have been paid and discharged in full.
(b)
To the extent practicable, the Purchaser (or the Master Servicer acting on its behalf) shall apply Available Funds denominated in a currency to the payment of amounts payable pursuant to the Post Facility Termination Date Priority of Payments in the same currency. To the extent that aggregate amounts payable or to become payable in any currency exceed the amount of Available Funds denominated in that currency and available for such payment, and Available Funds denominated in any other currency are available (after giving effect to the Post Facility Termination Date Priority of Payments) for such payment, the Purchaser (or the Master Servicer acting on its behalf) shall allocate such other Available Funds to the payment of such amount, and on the relevant payment date the Purchaser (or the Master Servicer acting on its behalf) shall cause such other Available Funds to be converted into the relevant currency of payment using commercially reasonable methods and shall apply the amounts so converted to the making of such payment.
(c)
Following the occurrence of a Foreclosure Event, the Security Trustee shall apply all proceeds resulting from the enforcement of the Transaction Security in accordance with the Post Facility Termination Date Priority of Payments, provided that items of a lower priority shall only be paid and discharged if and when all items of a higher priority have been paid and discharged in full.
9.
PAYMENTS AND COMPUTATIONS
9.1
All amounts to be paid by the Purchaser or the Master Servicer into the relevant Facility Account, to the Administrative Agent, any Co-Funder or any other Secured Party shall be paid no later than 2.00 p.m. (CET) on the day when due in immediately available funds (without counterclaim, setoff, deduction, defense, abatement, suspension or deferment) to the recipient's bank account.
9.2
All computations of Interest Amounts, Fees, and other amounts hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the date of payment) elapsed, except that in any case where the practice of the relevant eurocurrency interbank market differs, computations of interest and Interest shall be made in accordance with that market practice. Whenever any payment or deposit to be made hereunder shall be due on a day other than a Business Day, such payment or deposit shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of such payment or deposit. Any computations by the Administrative Agent or

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the applicable Co-Funder of amounts payable by the Purchaser hereunder shall be binding upon the Purchaser absent manifest error.

9.3
All payments of principal and interest in respect of any Co-Funding Instrument shall be made in the same Funding Currency as the Funding Currency in which such Co-Funding Instrument is denominated. All other payments to be made by the Master Servicer or the Purchaser hereunder or under the other Transaction Documents shall be made solely in Euro.
10.
REPRESENTATIONS AND COVENANTS
10.1
Purchaser Representations

The Purchaser hereby represents and warrants to each Co-Funder and the Security Trustee (in the form of an independent guarantee pursuant to Section 311(1) of the German Civil Code) that the Purchaser Representations and Warranties are correct as of the Closing Date 2020, each Purchase Date and each Funding Date.

10.2
Purchaser Covenants

The Purchaser hereby undertakes to each Co-Funder on the terms set out in the Purchaser Covenants.

10.3
Co-Funder Representations

Each Co-Funder hereby represents and warrants to the Purchaser that, on the Signing Date 2020, the Closing Date 2020, the Amendment 2026 Signing Date, the Amendment 2026 Effective Date and on each date on which interest is paid under the respective Co-Funding Instrument, it is a Qualifying Lender.

11.
BREAKAGE COSTS
11.1
The Purchaser shall indemnify the Co-Funders and the Sponsor Banks (as relevant) against any loss, cost or expense incurred by the Co-Funders and/or the Sponsor Banks, either directly or indirectly, as a result of the failure of any Funding to be made for any reason on the date specified by the Purchaser pursuant to, and in accordance with, Clause 2.2 (Funding Procedure), including any loss, cost, loss of profit or expense incurred by any Co-Funder or any Sponsor Bank by reason of the liquidation or reemployment of funds acquired by the Co- Funders (including funds obtained by issuing Commercial Paper, obtaining deposits as loans from third parties and reemployment of funds) to fund such Funding and, with respect to a Foreign Funding Currency (if applicable), any costs incurred in connection with the termination or reduction of any related Currency Hedge Agreements (including, without duplication, if the amount of any Currency Hedge Breakage Costs owed to any Co-Funder is a positive number, such amount of Currency Hedge Breakage Costs).
11.2
The Purchaser further agrees to pay to the Co-Funders all Liquidation Fees associated with a reduction of the Principal Balance of any Co-Funding Instrument at any time.
11.3
A certificate as to the amount of any loss, expense or Liquidation Fee (including the computation of such amount) payable pursuant to this Clause 11 (Breakage Costs) shall be submitted by the affected Co-Funder to the Purchaser and shall be conclusive and binding for all purposes, absent manifest error.
11.4
The Purchaser shall not be required to pay to any Co-Funder any amount in respect of Liquidation Fees to the extent the Liquidation Fees owing to such Co-Funder result from the

14

breach by such Co-Funder of its obligations under any Transaction Document to which it is a party or from the gross negligence on the part of such Co-Funder. It is understood and agreed that any such breach or gross negligence by any such Co-Funder shall not affect the rights of any other Co-Funder to the payment of Liquidation Fees pursuant to this Clause 11 (Breakage Costs).

11.5
If on any Settlement Date, with respect to a Foreign Funding Currency (if applicable), any Co-Funder's Currency Hedge Breakage Costs are a negative number, then, on such Settlement Date, the aggregate amount that would otherwise have been payable by the Purchaser to the applicable Co-Funder on such Settlement Date pursuant to the applicable Priority of Payments shall be reduced in reverse order of priority until either the aggregate amount owed to the applicable Co-Funder or the Currency Hedge Breakage Costs have been reduced to zero, and when there are remaining Currency Hedge Breakage Costs following such reduction of the aggregate amounts otherwise owed to the applicable Co-Funder, an amount equal to such remaining Currency Hedge Breakage Costs (expressed as a positive number) shall be paid by or on behalf of the applicable Co-Funder to the Purchaser on such Settlement Date. For the avoidance of doubt, when applying Currency Hedge Breakage Costs to reduce the aggregate amount owed to the relevant Co-Funder pursuant to the applicable Priority of Payments, the Currency Hedge Breakage Costs shall first be applied to reduce the amount owed to the relevant Co-Funder having the lowest payment priority until such amount is reduced to zero, at which point, any remaining portion of Currency Hedge Breakage Costs shall be applied to reduce the amount having the next lowest payment priority, and so on, until the Currency Hedge Breakage Costs have been fully exhausted.
12.
CHANGES TO THE CALCULATION OF INTEREST
12.1
Absence of Quotations

Subject to Clause 12.2 (Market Disruption), if EURIBOR (or, if applicable, in the case of a Foreign Funding Currency, another relevant Base Rate) is to be determined on the basis of a Reference Bank Rate but a Reference Bank does not supply a quotation by the relevant time on the Quotation Day, the Reference Bank Rate shall be calculated on the basis of the quotations of the remaining Reference Banks.

12.2
Market Disruption
(a)
If a Market Disruption Event occurs in relation to a Co-Funding Instrument for any Interest Period, then:
(i)
the Administrative Agent shall promptly upon becoming aware of such Market Disruption Event give notice of such to the Purchaser, Klöckner and the Co-Funders, and a Funding which has been requested to be made:
(A)
if the Purchaser (acting upon the instructions of Klöckner) has given instruction to that effect in the Funding Request, shall not be made; or
(B)
if the Purchaser (acting upon the instructions of Klöckner) has not given such instruction, shall be made; and
(ii)
the rate of interest on each Co-Funder's share of that Funding for the Interest Period shall be the percentage rate per annum which is the sum of:
(A)
the Applicable Margin; and

15

(B)
the rate notified to the Administrative Agent by that Co-Funder as soon as practicable and in any event before interest is due to be paid in respect of that Interest Period, to be that which expresses as a percentage rate per annum the cost to that Co-Funder of funding its participation in that Funding from whatever source it may reasonably select, provided that if such percentage rate is below zero, the rate of interest shall be zero.

(b)
For the purpose of this Clause 12 (Changes to the Calculation of Interest) "Market Disruption Event" means:
(i)
at or about noon on the Quotation Day for the relevant Interest Period EURIBOR (or, if applicable, in the case of a Foreign Funding Currency, another relevant Base Rate) is to be determined on the basis of a Reference Bank Rate and none or only one of the Reference Banks supplies a quotation; or
(ii)
before close of business in Frankfurt on the Quotation Day for the relevant Interest Period, the Administrative Agent receives notification from a Co- Funder or Co-Funders (whose participations in a Funding would exceed 35% of that Funding) that the cost to it or them of funding its participation in the relevant Funding from whatever source it may reasonably select would be in excess of EURIBOR (or, if applicable, in the case of a Foreign Funding Currency, another relevant Base Rate).
12.3
Alternative Basis of Interest or Funding
(a)
If a Market Disruption Event occurs and the Administrative Agent or Klöckner so requires, the Administrative Agent and Klöckner shall enter into negotiations (for a period of not more than 30 days) with a view to agreeing a substitute basis for determining the rate of interest.
(b)
Any alternative basis agreed pursuant to paragraph (a) above shall, with the prior consent of all the Co-Funders and Klöckner, be binding on all Parties.
12.4
Replacement of Screen Rate
(a)
If a Screen Rate Replacement Event has occurred in relation to any Screen Rate for EUR (or, if applicable, a Foreign Funding Currency), as applicable, any amendment or waiver which relates to:
(i)
providing for the use of a Replacement Benchmark in relation to the relevant currency in place of that Screen Rate; and
(ii)
(A)
aligning any provisions of any Transaction Document to the use of that Replacement Benchmark;
(B)
enabling that Replacement Benchmark to be used for the calculation of interest under this Agreement and the Co-Funding Instruments (including, without limitation, any consequential changes required to

16

enable that Replacement Benchmark to be used for the purposes of this Agreement and the Co-Funding Instruments);

(C)
implementing market conventions applicable to that Replacement Benchmark;
(D)
providing for appropriate fall-back (and market disruption) provisions for that Replacement Benchmark; or
(E)
adjusting the pricing to reduce or eliminate, to the extent reasonably practicable, any transfer of economic value from one Party to another as a result of the application of that Replacement Benchmark (and if any adjustment or method for calculating any adjustment has been formally designated, nominated or recommended by the Relevant Nominating Body, the adjustment shall be determined on the basis of that designation, nomination or recommendation), shall be made with the consent of the Administrative Agent (acting on the instructions of the Majority Co-Funders) and Klöckner.

(b)
If any Co-Funder fails to respond to a request for an amendment or waiver described in paragraph (a) above within 15 Business Days (unless Klöckner and the Administrative Agent agree to a longer time period in relation to any request) of that request being made, its Commitment shall not be included for the purpose of calculating the Aggregate Commitment Amount when ascertaining whether any relevant percentage of the Aggregate Commitment Amount has been obtained to approve that request.
13.
RESERVES AND EXPENSES
13.1
If any Change in Law after the date on which any Finance Party becomes a party hereto shall:
(a)
impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, such Finance Party (each Finance Party or a related or otherwise connected Indemnified Party for the purposes of this Clause 13 (Reserves and Expenses), a "Relevant Party"); or
(b)
impose on such Relevant Party any other condition or expense affecting or with respect to this Agreement or any other Transaction Document or the maintenance or financing of the Co-Funding Instruments hereunder, and the result of any of the foregoing shall be to increase the cost to such Relevant Party of making or maintaining any Funding (or of maintaining its obligation to fund any Co-Funding Instrument) or to reduce the amount of any sum received or receivable by such Relevant Party hereunder (whether of principal, interest or otherwise), then on the Monthly Settlement Date immediately following notification thereof pursuant to Clause 13.4 (Reserves and Expenses) the Purchaser shall pay to such Relevant Party such additional amount or amounts as will compensate such Relevant Party for such additional costs incurred or reduction suffered.

13.2
If any Relevant Party determines that any Change in Law after the date on which the applicable Finance Party became a party hereto regarding capital requirements has or would have the effect of reducing the rate of return on such Relevant Party's capital or on the capital

17

of such Relevant Party's holding company, if any, as a consequence of this Agreement or the Co-Funding Instruments made or acquired by such Relevant Party, to a level below that which such Relevant Party or holding company could have achieved but for such Change in Law (taking into consideration such Relevant Party's policies and the policies of such Relevant Party's holding company with respect to capital adequacy), then on the Monthly Settlement Date immediately following notification thereof pursuant to Clause 13.4 (Reserves and Expenses) the Purchaser shall pay to such Relevant Party such additional amount or amounts as will compensate such Relevant Party or such Relevant Party's holding company for any such reduction suffered.

13.3
A certificate of a Relevant Party setting forth the amount or amounts necessary to compensate such Relevant Party or its holding company, as applicable, as specified in Clause 13.1 or Clause 13.2 (Reserves and Expenses) shall be delivered to the Purchaser and the Master Servicer and shall be conclusive absent manifest error.
13.4
Promptly after any Relevant Party has determined that it will make a request for compensation pursuant to this Clause 13 (Reserves and Expenses), such Relevant Party shall notify the Purchaser of such determination.
13.5
Notwithstanding anything in this Clause 13 (Reserves and Expenses) to the contrary, the Purchaser shall not be required to pay to any Relevant Party any amount pursuant to this Clause 13 (Reserves and Expenses) to the extent (i) such Relevant Party fails to request compensation pursuant to this Clause 13 (Reserves and Expenses) within 180 days after the date on which such Relevant Party determined that it was entitled to make a claim for compensation pursuant to this Clause 13 (Reserves and Expenses), (ii) such amount has been fully and finally paid in cash to such Relevant Party pursuant to any other provision of any Transaction Document, (iii) the payment of such amount is expressly excluded by any provision of any Transaction Document or (iv) such amounts constitute Excluded Taxes.
14.
TAXES
14.1
Any and all payments by or on account of any obligation of the Purchaser hereunder or under any Co-Funding Instrument shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes, provided that if the Purchaser shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Clause 14 (Taxes)) the recipient of such payment receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Purchaser shall make such deductions and (iii) the Purchaser shall pay the full amount deducted to the relevant Official Body in accordance with applicable Law.
14.2
The Purchaser shall indemnify each Indemnified Party within ten days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by such Indemnified Party on or with respect to any payment by or on account of any obligation of the Purchaser hereunder or under any Co-Funding Instrument (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Clause 14 (Taxes)) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Official Body. A certificate as to the amount of such payment or liability delivered to the Purchaser by an Indemnified Party, or by the Administrative Agent on its own behalf, shall be conclusive absent manifest error.
14.3
As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the

18

Purchaser to an Official Body, the Purchaser shall deliver to the relevant Co-Funder the original or a certified copy of a receipt issued by such Official Body evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to such Co-Funder.

14.4
Any Co-Funder that is entitled to an exemption from or reduction of withholding Tax under the law of the jurisdiction in which the Purchaser is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Purchaser (with a copy to the Administrative Agent), at the time or times prescribed by applicable Law, such properly completed and executed documentation prescribed by applicable Law or reasonably requested by the Purchaser as will permit such payments to be made without withholding or at a reduced rate.
14.5
If an Indemnified Party determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Purchaser, it shall pay over such refund to the Purchaser (but only to the extent of indemnity payments made, or additional amounts paid, by the Purchaser under this Clause 14 (Taxes) with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of such Indemnified Party and without interest (other than any interest paid by the relevant Official Body with respect to such refund net of any applicable Taxes payable in respect of such interest), provided that the Purchaser, upon the request of such Indemnified Party, agrees to repay the amount paid over to the Purchaser (plus any penalties, interest or other charges imposed by the relevant Official Body) to such Indemnified Party in the event such Indemnified Party is required to repay such refund to such Official Body. This Clause 14 (Taxes) shall not be construed to require any Indemnified Party to make available its Tax returns (or any other information relating to its Taxes which it deems confidential) to the Purchaser or any other Person.
14.6
Notwithstanding anything in this Clause 14 (Taxes) to the contrary, the Purchaser shall not be required to pay to any Indemnified Party any amount pursuant to this Clause 14 (Taxes) to the extent (i) such amount has been fully and finally paid in cash to such Indemnified Party pursuant to any other provision of any Transaction Document, (ii) the payment of such amount is expressly excluded by any provision of any Transaction Document or (iii) such amounts constitute Excluded Taxes.
15.
INCREASED COST AND REDUCED RETURN
15.1
If any Regulatory Requirement after the date on which the applicable Co-Funder became a party hereto:
(a)
subjects such Co-Funder to any charge or withholding on or with respect to any Co- Funding Instrument or this Agreement or such Co-Funder's obligations under a Co- Funding Instrument or this Agreement, or changes the basis of taxation of payments to such Co-Funder of any amounts payable under any Co-Funding Instrument or this Agreement (except for changes in the rate of tax on the overall net income of such Co-Funder or taxes excluded by Clause 14 (Taxes));
(b)
imposes, modifies or deems applicable any reserve, assessment, fee, tax, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or liabilities of such Co-Funder, or credit extended by such Co-Funder pursuant to any Co-Funding Instrument or this Agreement; or

19

(c)
imposes any other condition the result of which is to increase the cost to such Co- Funder of performing its obligations under to any Co-Funding Instrument or this Agreement, or to reduce the rate of return on such Co-Funder's capital or assets as a consequence of its obligations under to any Co-Funding Instrument or this Agreement, or to reduce the amount of any sum received or receivable by such Co- Funder under to any Co-Funding Instrument or this Agreement, or to require any payment calculated by reference to the amount of interests or loans held or interest received by it, then, upon demand by the Administrative Agent (the "Compensation Demand"), the Purchaser shall pay to the Administrative Agent, for the benefit of the relevant Co-Funder, such amounts charged to such Co-Funder or such amounts to otherwise compensate such Co- Funder for such increased cost or such reduction:

(i)
to the extent effectively incurred from the date of the Compensation Demand; and
(ii)
to the extent effectively incurred prior to the date of the Compensation Demand, provided that the Purchaser shall not be required to compensate such Co-Funder under this Clause 15 (Increased Cost and Reduced Return) for any charges or costs in respect of any period occurring more than 90 calendar days prior to the date of a Compensation Demand made hereunder, provided further that, if such Regulatory Requirement giving rise to such increased cost or such reduction is retroactive, then the 90 calendar day period referred to above shall be extended to include the period of retroactive effect thereof.

In this context, "Regulatory Requirement" shall mean:

(a)
the adoption after the Amendment 2026 Signing Date of any applicable law, rule or regulation (including any applicable law, rule or regulation regarding capital adequacy or liquidity coverage) or any change therein after the date hereof; or
(b)
any change after the Amendment 2026 Signing Date in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency.
15.2
The Purchaser acknowledges that any Co-Funder may institute measures in anticipation of a Regulatory Requirement (including, without limitation, the imposition of internal charges on such Co-Funder's interests or obligations under this Agreement), and may commence allocating charges to or seeking compensation from the Purchaser under this Clause 15 (Increased Cost and Reduced Return) in connection with such measures, in advance of the effective date of such Regulatory Requirement, and the Purchaser agrees to pay such charges or compensation to the Administrative Agent, for the benefit of such Co-Funder, following such demand and without regard to whether such effective date has occurred, provided however, that the Purchaser shall not be required to compensate such Co-Funder under this paragraph for any charges or costs in respect of any period occurring more than 30 calendar days prior to the date of a demand made hereunder. The Purchaser further acknowledges that any charge or compensation demanded hereunder may take the form of a monthly charge to be assessed by such Co-Funder.

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15.3
A certificate of the applicable Co-Funder setting forth the amount or amounts necessary to compensate such Co-Funder pursuant to Clause 15.1 (Increased Cost and Reduced Return) shall be delivered to the Purchaser and shall be conclusive absent manifest error. The Purchaser shall pay such Co-Funder the amount as due on any such certificate on the next Monthly Settlement Date following receipt of such notice.
16.
ACCOUNTING BASED CONSOLIDATION EVENT

Upon demand by the Administrative Agent, the Purchaser shall pay to the Administrative Agent, for the benefit of any relevant Sponsor Bank, such amounts as such Sponsor Bank reasonably determines will compensate or reimburse such Sponsor Bank for any (i) fee, expense or increased cost charged to, incurred or otherwise suffered by such Sponsor Bank,

(ii) reduction in the rate of return on such Sponsor Bank's capital or reduction in the amount of any sum received or receivable by such Sponsor Bank or (iii) internal capital charge or other imputed cost determined by such Sponsor Bank to be allocable to the Purchaser or the transactions contemplated in the Transaction Documents, in each case resulting from or in connection with the consolidation, for financial and/or regulatory accounting purposes, of all or any portion of the assets and liabilities of the Co-Funder with respect to which it is the Sponsor Bank that are subject to any Transaction Document with all or any portion of the assets and liabilities of such Sponsor Bank. Amounts under this Clause 16 (Accounting Based Consolidation Event) may be demanded at any time without regard to the timing of issuance of any financial statement by the Co-Funder or by any Sponsor Bank. A certificate of the Sponsor Bank setting forth the amount or amounts necessary to compensate such Sponsor Bank pursuant to this Clause 16 (Accounting Based Consolidation Event) shall be delivered to the Purchaser and shall be conclusive absent manifest error. The Purchaser shall pay such Sponsor Bank the amount as due on any such certificate on the next Monthly Settlement Date following receipt of such notice.

17.
MITIGATING OBLIGATIONS

If an event occurs as a result of which any Indemnified Party requests modification or compensation under Clause 11 (Breakage Costs), Clause 12 (Changes to the Calculation of Interest), Clause 13 (Reserves and Expenses) or Clause 16 (Accounting Based Consolidation Event), or if the Purchaser is required to pay any additional amount to any Indemnified Party or any Official Body for the account of any Indemnified Party pursuant to Clause 14 (Taxes), then such Indemnified Party shall use reasonable efforts to mitigate or avoid the effects of such event, if, in the reasonable judgment of such Indemnified Party, such efforts (a) would eliminate or reduce the amounts payable pursuant to such provisions in the future and

(b) would not subject such Indemnified Party or any of its Affiliates to any unreimbursed cost or expense (taking into account any reimbursement made by any Transaction Party pursuant to a Transaction Document) and would not (in the reasonable opinion of such Indemnified Party) otherwise be disadvantageous to such Indemnified Party or any of its Affiliates.

18.
TERMINATION
(a)
This Agreement and the rights and obligations of the Parties hereunder shall terminate on the Final Discharge Date without any further act or notice by any Party.
(b)
Upon the occurrence of a Facility Termination Event, the Administrative Agent may, in its discretion, and shall, at the direction of Co-Funders representing at least 51% of the Aggregate Commitment Amount or, if the Commitments have been terminated, Co-Funders that represented at least 51% of the Aggregate Commitment Amount immediately prior to such termination, by giving notice to the Purchaser:

21

(i)
declare the Facility Termination Date to have occurred; and
(ii)
declare all of the Co-Funding Instruments to be immediately due and payable, upon which declaration the outstanding Principal Balance of each Co- Funding Instrument, together with accrued and unpaid interest thereon, shall become immediately due and payable.

Upon any such declaration, the Finance Parties shall have, in addition to the rights and remedies which they may have under this Agreement, all other rights and remedies provided after default under applicable Law, which rights and remedies shall be cumulative.

(c)
The termination of this Agreement shall not affect any rights or obligations which have accrued under this Agreement at the time of termination or which accrue thereafter in relation to any act or omission or alleged act or omission which occurred prior to such time.
19.
INDEMNIFICATION
19.1
Without limiting any other rights that a Finance Party or any of its respective officers, directors, agents, employees, controlling Persons or Affiliates of any of the foregoing (each, an "Indemnified Party") may have under any Transaction Document or under applicable Law, the Purchaser hereby agrees to indemnify and hold harmless each Indemnified Party from and against any and all damages, losses, claims, liabilities, deficiencies, costs, disbursements and expenses, including interest, penalties, amounts paid in settlement and reasonable external attorneys' fees and expenses (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or properly incurred by any Indemnified Party (including in connection with or relating to any investigation by an Official Body, litigation or lawsuit (actual or threatened) or order, consent decree, judgment, claim or other action of whatever sort (including the preparation of any defence with respect thereto)), in each case, arising out of or resulting from any Transaction Document or any transaction contemplated thereby, excluding, however:
(a)
Indemnified Amounts to the extent that such Indemnified Amounts resulted from the gross negligence, fraud or wilful misconduct on the part of such Indemnified Party;
(b)
recourse (except as otherwise specifically provided in any Transaction Document) for uncollectible Purchased Receivables and the Related Security as a result of the realisation of Credit Risk;
(c)
any Excluded Taxes;
(d)
any Indemnified Amount to the extent the same has been fully and finally paid in cash to such Indemnified Party pursuant to any other provision of any Transaction Document; and
(e)
any Indemnified Amount to the extent the same is expressly excluded by any provision of any Transaction Document,

provided that nothing in this Clause 19.1 (Indemnification) shall be construed as constituting a guarantee or indemnity in respect of the Purchaser's obligation to make payment of principal of and interest on the Co-Funding Instruments. Section 254 of the German Civil Code shall apply.

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19.2
If an Indemnified Party intends to make a claim for an Indemnified Amount, it shall promptly notify the Purchaser of the circumstances giving rise to, and the amount of, any such claim, but failing to so notify shall not affect the validity of such potential claim.
19.3
This Agreement constitutes a contract for the benefit of third parties (Vertrag zugunsten Dritter) under Section 328(1) of the German Civil Code in favour of the Indemnified Parties (except for the Indemnified Parties that are party to this Agreement) with respect to the provisions of, and as provided for in, this Clause 19 (Indemnification). For the avoidance of doubt, if instructions to the Purchaser by any party benefiting from any third party rights under this Clause 19.3 (Indemnification) contradict the instructions to the Purchaser by the Administrative Agent, the instructions by the Administrative Agent shall prevail.
19.4
Each Indemnified Party which is party to this Agreement shall (and shall procure that any Indemnified Party related to it which is not party to this Agreement will), in consultation with the Purchaser and Klöckner, take all reasonable steps to mitigate any circumstances which arise and would result in any Indemnified Amount becoming payable under this Clause 19 unless in the opinion of that Indemnified Party (acting reasonably) to do so might be prejudicial to it.
20.
DEFAULT INTEREST
20.1
Should the Purchaser, for any reason whatsoever, fail to pay to a Co-Funder any amount (other than interest) due under any Co-Funding Instrument or under this Agreement, then interest on such amount shall accrue at a rate equal to the Default Rate until the payment of such amount has been fully and finally effected. Should the Purchaser, for any reason whatsoever, fail to pay to a Co-Funder when due, any amount of interest, then lump-sum damages (pauschalisierter Schadensersatz) in the amount of the Default Rate shall be payable for the time until the payment of such amount has been fully and finally effected, provided that the Purchaser shall be entitled to prove that the actual loss suffered by the Co-Funder is lower than the respective Default Rate and the Co-Funder shall be entitled to prove that the actual loss suffered by it is higher than the respective Default Rate.
20.2
Any interest or lump sum damages which shall have accrued under Clause 20.1 (Default Interest) in respect of an unpaid amount shall be due and payable by the Purchaser at the end of the period by reference to which it is calculated or on such other dates as the Administrative Agent may specify by written notice to the Purchaser.
21.
THE ADMINISTRATIVE AGENT
21.1
Appointment and Authorisation

Each Co-Funder hereby irrevocably appoints and authorises the Administrative Agent to take such action as agent on its behalf and to exercise such powers under any of the Transaction Documents as are delegated to the Administrative Agent by the terms hereof and the other Transaction Documents, together with such powers as are reasonably incidental thereto. The Administrative Agent shall not have any duties other than those expressly set forth in the Transaction Documents, and no implied obligations or liabilities shall be read into any Transaction Document, or otherwise exist, against the Administrative Agent. The Administrative Agent does not assume, nor shall it be deemed to have assumed, any duty of care or obligation to, or relationship of trust or agency with, any Transaction Party. Notwithstanding any provision of any Transaction Document, in no event shall the Administrative Agent ever be required to take any action which exposes the Administrative

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Agent to personal liability or which is contrary to any provision of any Transaction Document or applicable Law.

21.2
Liability of the Administrative Agent

Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as Administrative Agent under or in connection with the Transaction Documents, in the absence of its or their own gross negligence or wilful misconduct. Without limiting the generality of the foregoing, the Administrative Agent:

(a)
may consult with legal counsel, independent accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts;
(b)
makes no warranty or representation to any Co-Funder or other Secured Party (whether written or oral) and shall not be responsible to any Co-Funder or other Secured Party for any statements, warranties or representations (whether written or oral) made in or in connection with any Transaction Document;
(c)
shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Transaction Document on the part of any Transaction Party or to inspect the property (including the books and records) of any Transaction Party;
(d)
shall not be responsible to any Co-Funder or other Secured Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Transaction Document; and
(e)
shall incur no liability under or in respect of any Transaction Document by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile) believed by it in good faith to be genuine and signed or sent by the proper party or parties.
21.3
Indemnification of Administrative Agent

Each Co-Funder severally agrees to indemnify the Administrative Agent (to the extent not reimbursed by the Transaction Parties), rateably based on the Commitment of such Co-Funder (or, if the Commitments have terminated, rateably according to the respective Commitment of such Co-Funder immediately prior to such termination), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent , as the case may be, in any way relating to or arising out of any Transaction Document or any action taken or omitted by the Administrative Agent, as the case may be, under any Transaction Document, provided that no Co-Funder shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or wilful misconduct, provided, however, that no action taken in accordance with the direction of the Majority Co-Funders shall be deemed to constitute gross negligence or wilful misconduct for purposes of this Clause 21.3 (Indemnification of Administrative Agent). Without limitation of the foregoing, each Co-Funder shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including attorney's fees) incurred by the Administrative Agent in connection with

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the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, any Transaction Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Purchaser. The undertaking in this Clause 21.3 (Indemnification of Administrative Agent) shall survive payment on the Final Discharge Date and the resignation or replacement of the Administrative Agent.

21.4
Delegation of Duties

The Administrative Agent may execute any of its duties through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

21.5
Notice of Facility Termination Events; Action by Administrative Agent

The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Facility Termination Event or any other default or termination event under the Transaction Documents, as the case may be, unless the Administrative Agent has received notice from any Co-Funder, the Purchaser or a Finance Party stating that a Facility Termination Event has occurred hereunder or thereunder and describing such Facility Termination Event. If the Administrative Agent receives such a notice, it shall promptly give notice thereof to each Co-Funder. The Administrative Agent shall take such action concerning a Facility Termination Event or any other matter hereunder as may be directed by the Majority Co-Funders (subject to the other provisions of this Clause 21 (The Administrative Agent), but until the Administrative Agent receives such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, as the Administrative Agent deems advisable and in the best interests of the Co-Funders.

21.6
Successor Administrative Agent

The Administrative Agent may, upon at least thirty days' notice to the Purchaser, the Master Servicer and each Co-Funder, resign from its office as Administrative Agent. Except as provided below, such resignation shall not become effective until a successor Administrative Agent is appointed by the Majority Co-Funders (with the consent of the Master Servicer, such consent not to be unreasonably withheld or delayed) and has accepted such appointment. If no successor Administrative Agent shall have been appointed within 30 days after the departing Administrative Agent's giving of notice of resignation, the departing Administrative Agent may appoint a successor Administrative Agent, which successor Administrative Agent shall be either a commercial bank or financial institution or a Subsidiary thereof which is acceptable to the Master Servicer (such acceptance not to be unreasonably withheld or delayed). Upon acceptance of its appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall succeed to and become vested with all the rights and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from any further duties and obligations under the Transaction Documents.

21.7
Consent to Agreed upon Procedures

Each Co-Funder authorises the Administrative Agent (a) to execute on its behalf a letter agreement with respect to the limited engagement of, and consenting to the agreed upon procedures to be performed by, a firm of nationally recognised independent accountants

25

acceptable to the Administrative Agent in connection with the transactions contemplated by the Transaction Documents so long as such procedures are consistent with Clause 24 (Inspections; Annual agreed upon Procedures Audit) of Schedule 9 (Purchaser Covenants) of the Incorporated Terms Memorandum and (b) to approve additional agreed upon procedures.

21.8
Duties in the case there is only one Co-Funder

If and for as long as there is only one (1) Co-Funder, the duties of the Administrative Agent shall be undertaken by that Co-Funder and be read and construed as if the capacities of that Co-Funder and the Administrative Agent are one and the same.

22.
ASSIGNMENT AND TRANSFER
22.1
The Purchaser may only assign or transfer any rights, claims or obligations under this Agreement to the Security Trustee pursuant to the terms of the Security Documents.
22.2
The Purchaser hereby consents to the assignment by way of security of the claims under the Co-Funding Instruments to be granted by the relevant Co-Funder pursuant to the terms of any asset-backed commercial paper programme or other refinancing programme.
23.
ACCESSION OF NEW NOTE PURCHASERS AND SCHULDSCHEIN LENDERS
23.1
Appointment
(a)
Nothing in this Agreement shall prevent the Purchaser from appointing, with the prior written consent of the Administrative Agent, one or more new Note Purchasers and Schuldschein Lenders for the term of, and upon the terms of, this Agreement. For purposes of any such appointment any new Note Purchaser and/or Schuldschein Lender shall enter into an Accession Agreement with the Purchaser, the Master Servicer, the Security Trustee and Administrative Agent (substantially in the form set out in Schedule 23 (Form of Accession Agreement) of the Incorporated Terms Memorandum).
(b)
Upon execution and delivery of the Accession Agreement, each such new Note Purchaser or Schuldschein Lender, as the case may be, shall, subject to the terms of the relevant Accession Agreement, become a party to this Agreement and in its respective capacities to the other Transactions Documents as set out in the Accession Agreement, vested with all rights and obligations of a Note Purchaser or Schuldschein Lender, as the case may be, as if originally named as a Note Purchaser or Schuldschein Lender hereunder and thereunder.
23.2
Notification

The Purchaser shall promptly notify any other Co-Funder of a new Note Purchaser or Schuldschein Lender by delivery to such parties of a copy of any such Accession Agreement.

24.
RIGHT TO CANCELLATION, CONTINUITY OF TRANSACTION DOCUMENTS
24.1
Cancellation of Affected Co-Funders' Commitments

If at any time any one or more (but not all) of the Co-Funders or their respective Sponsor Banks (as relevant):

26

(a)
does not consent to any amendment or waiver of any provision of the Transaction Documents where the quorum for the relevant consent is not met pursuant to Clause 8 (Variation of Transaction Documents) of Part 1 (General Provisions) of the Common Terms (any such Co-Funder, a "Non-consenting Co-Funder"), and/or
(b)
does not agree to the extension of the Scheduled Facility Termination Date (any such Co-Funder, a "Non-extending Co-Funder"),

irrespective of any other provisions of this Agreement, the Purchaser or the Master Servicer may, by written notice to the Administrative Agent and any relevant Affected Co-Funder, cancel in whole (but not in part only) the respective Commitments of any Affected Co-Funder with immediate effect from the date of receipt of such notice by such Affected Co-Funder.

24.2
Continuation of Transaction Documents
(a)
Amendment, Waiver and/or Extension of Scheduled Facility Termination Date

Upon cancellation of the Affected Co-Funder's Commitment pursuant to Clause 24.1 (Cancellation of Affected Co-Funders' Commitments) any amendment or waiver of any provision of the Transaction Documents or any extension of the Scheduled Facility Termination Date shall be effected in accordance with the terms of the Transaction Documents on the terms and conditions as agreed between the Non- Affected Parties.

(b)
Termination of Affected Co-Funder

Upon full and irrevocable payment of the Affected Co-Funder Payout Amount, the Affected Co-Funder (and its respective Sponsor Bank, as relevant) shall cease to be party to the Transaction Documents and each of the Non-Affected Parties and the Affected Co-Funder (and its respective Sponsor Bank, as relevant) shall be released from further obligations towards one another under, or in connection with, the Transaction Documents and their respective rights against one another under, or in connection with, the Transaction Documents shall be cancelled, save for those rights and obligations that are expressly stated to survive the termination of the Transaction Documents.

24.3
Further Assurances in respect of Cancellation of Affected Co-Funders' Commitments
(a)
In order to facilitate the continuation and/or extension of this Agreement and the other Transaction Documents, notwithstanding the fact that an Affected Co-Funder's Commitment is cancelled pursuant to Clause 24.1 (Cancellation of Affected Co- Funders' Commitments) and that the Affected Co-Funders (and their respective Sponsor Banks, as relevant) cease to be party to the Transaction Documents upon full and irrevocable payment of the Affected Co-Funder Payout Amount pursuant to Clause 24.2(b) (Termination of Affected Co-Funder), the Parties, as relevant, undertake in a timely manner:
(i)
to enter into negotiations to agree a mutually acceptable pay-out mechanism under the Transaction Documents to effect payment to the relevant Affected Co-Funders of the Affected Co-Funder Payout Amount (if need be for such purpose, including by varying the Pre-Facility Termination Date Priority of Payments);

27

(ii)
to (1) reduce the Aggregate Commitment Amount and the Facility Limit by the amount of the Affected Co-Funder's Commitment Amount, or (2) re- allocate the Commitment Amount of the Affected Co-Funder among the other Co-Funders that are not Affected Co-Funders, as appropriate with effect from or as soon as practicable after the Affected Co-Funder Cancellation Date;
(iii)
to amend the Transaction Documents as may be necessary to validly effect the continuation and/or extension of the Facility on the terms and conditions agreed between the Non-Affected Parties; and
(iv)
to do all such other things and enter into, execute and deliver all further instruments and documents, and to take all further actions, that may be reasonably necessary or reasonably desirable, or that the Administrative Agent may reasonably request, to ensure a valid continuation and/or extension of the Facility and to put into effect the transactions contemplated under the Transaction Documents.
(b)
For the avoidance of doubt, the Parties hereby agree that:
(i)
neither the Purchaser nor the Master Servicer shall have any right to remove or replace the Administrative Agent pursuant to the Transaction Documents;
(ii)
neither the Administrative Agent nor any other Finance Party shall have any obligation to any other Party to find a replacement for any Non-consenting Co-Funder or any Non-extending Co-Funder (such replacement, a "New Co- Funder"), nor to assume or otherwise accept any transfer or assignment of any of the rights, obligations, Commitments or Co-Funding Instrument of any Affected Co-Funder under any of the Transaction Documents; and
(iii)
in no event, shall any Affected Co-Funder be required to pay or surrender to any New Co-Funder any of the fees received by such Affected Co-Funder pursuant to the Transaction Documents prior to the Affected Co-Funder Cessation Date.

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SCHEDULE 1

FORM OF SCHULDSCHEIN SCHULDSCHEIN (CERTIFICATE OF INDEBTEDNESS)

KLÖCKNER RECEIVABLES FUNDING DAC,

a designated activity company incorporated under the laws of the Republic of Ireland whose registered number is 403969, and having its registered office at 1-2 Victoria Buildings,

Haddington Road, Dublin 4, D04 XN32, Ireland) (the "Purchaser")

confirms to have received from [●]

whose registered head office is at [●] (the "Schuldschein Lender")

on [●]

(the "Funding Date")

a Schuldschein Loan in an amount of [EUR] [●] (the "Principal Balance") subject to the terms and conditions attached hereto (the "Schuldschein Loan Terms"). Capitalised terms used herein and not otherwise defined herein shall have the meaning given to them (including by reference) in the Schuldschein Loan Terms.

The Principal Balance shall bear interest at the rate specified in Clause 4.2 (Interest and Default Interest) of the Schuldschein Loan Terms.

Payment of interest and repayment of principal shall be made by the Purchaser on the dates and in the amounts as specified in the set out in the Schuldschein Loan Terms.

This Schuldschein is governed by, and shall be construed in accordance with the laws of Germany.

Klöckner Receivables Funding DAC as Purchaser
By:
Name:
Title:

29

ANNEX TO THE SCHULDSCHEIN SCHULDSCHEIN LOAN TERMS

[see Schedule 2]

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SCHEDULE 2 SCHULDSCHEIN LOAN TERMS

SCHULDSCHEIN LOAN TERMS

between

(1)
KLÖCKNER RECEIVABLES FUNDING DAC, a designated activity company incorporated under the laws of the Republic of Ireland whose registered number is 403969, and having its registered office at 1-2 Victoria Buildings, Haddington Road, Dublin 4, D04 XN32, Ireland (as "Purchaser"); and
(2)
[●] (as "Schuldschein Lender" and as "Co-Funder"),

(hereinafter together referred to as the "Parties" and each a "Party").

IT IS HEREBY AGREED as follows:

1.
DEFINITIONS, INTERPRETATION AND COMMON TERMS
1.1
Definitions
(a)
Unless otherwise defined herein or the context requires otherwise, capitalised terms used in these Schuldschein Loan Terms have the meaning given to them (including by reference) in Clause 1 (Definitions) of the Co-Funding Agreement dated 27 October 2020, as amended or amended and restated from time to time (the "Co- Funding Agreement"). The terms of the Co-Funding Agreement are hereby expressly incorporated into these Schuldschein Loan Terms by reference.
(b)
In the event of any conflict between the provisions of Co-Funding Agreement and the provisions of these Schuldschein Loan Terms , the provisions of these Schuldschein Loan Terms shall prevail.
1.2
Interpretation

Terms in these Schuldschein Loan Terms, except where otherwise stated or where the context otherwise requires, shall be construed in the same way as set forth in Clause 2 (Principles of Interpretation) of the Master Definitions Schedule (the "Master Definitions Schedule") set out in the Incorporated Terms Memorandum dated 27 October 2020, as amended or amended and restated from time to time (the "Incorporated Terms Memorandum").

1.3
Common Terms
(a)
Incorporation of Common Terms

Except as provided below, the Common Terms as set out in Schedule 2 (Common Terms) of the Incorporated Terms Memorandum apply to these Schuldschein Loan Terms and shall be binding on the Parties as if set out in full in these Schuldschein Loan Terms .

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(b)
Common Terms and Priority of Payments

If there is any conflict between the provisions of the Common Terms and the provisions of these Schuldschein Loan Terms, the provisions of these Schuldschein Loan Terms shall prevail, subject always to compliance with Clause 7 (Non-Petition and Limited Recourse) of Part 1 (General Provisions) of the Common Terms. Nothing in these Schuldschein Loan Terms shall be construed as to prevail over or otherwise alter the Priority of Payments.

(c)
Governing law and jurisdiction

These Schuldschein Loan Terms and all matters (including non-contractual rights and obligations) arising from or connected with it shall be governed by German law in accordance with Clause 1 (Applicable Law) of Part 3 (Governing Law Provisions) of the Common Terms. Clause 2 (Exclusive Jurisdiction) of Part 3 (Governing Law Provisions) as set out in the Common Terms applies to these Schuldschein Loan Terms as if set out in full in these Schuldschein Loan Terms .

2.
SCHULDSCHEIN LOAN

Subject to the terms and conditions of the Co-Funding Agreement and subject to the fulfilment of the Funding Conditions, the Purchaser has made a Funding Request from the Schuldschein Lender on the Funding Date, and the Schuldschein Lender has accepted the Funding Request by disbursing the requested Schuldschein Loan to the Purchaser against delivery of a Schuldschein.

3.
PURPOSE, STATUS AND SECURITY
3.1
Purpose

The Purchaser confirms that the proceeds of each Schuldschein Loan will be used to refinance the purchase of Eligible Receivables from the Sellers or otherwise in accordance with Clause 2.4 (Use of Proceeds) of the Co-Funding Agreement.

3.2
Status

The obligation of the Purchaser under these Schuldschein Loan Conditions will constitute direct and unsubordinated obligations of the Purchaser, subject to the Priority of Payments and Clause 7 (Non-Petition and Limited Recourse) of Part 1 (General Provisions) of the Common Terms and secured pursuant to the terms of the Security Documents.

3.3
Security

As each other Secured Party, the Schuldschein Lender acknowledges and agrees that (a) the Purchaser has created and has granted security over its assets (including, without limitation, the claim for the disbursement of the Schuldschein Loans which the Purchaser borrows under this the Co-Funding Agreement, as well as certain other security) to the Security Trustee pursuant to the Security Documents for the benefit of all Secured Parties and (b) the Security Trustee is entitled and obliged to hold, administer and enforce such respective security.

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4.
INTEREST AND DEFAULT INTEREST
4.1
The Schuldschein Loan shall bear interest on its Principal Balance from (and including) the day on which the Schuldschein Loan is disbursed to the Purchaser to (but excluding) the day on which its Principal Balance has been reduced to zero.
4.2
The Interest Amount payable for each day during the Interest Period in respect of the Schuldschein Loan shall be calculated as the product of (i) the Interest Rate and (ii) the Principal Balance and the result divided by 360 (or, in the event the practice of the relevant interbank market differs, in accordance with such market practice).
4.3
The Interest Amount shall be payable on each Settlement Date until the Final Discharge Date, subject to the applicable Priority of Payments.
4.4
Should the Purchaser, for any reason whatsoever, fail to pay to the Schuldschein Lender any amount (other than interest) due under the Schuldschein, then interest on such amount shall accrue at a rate equal to the Default Rate until the payment of such amount has been fully and finally effected. Should the Purchaser, for any reason whatsoever, fail to pay to the Schuldschein Lender when due, any amount of interest, then lump-sum damages (pauschalisierter Schadensersatz) in the amount of the Default Rate shall be payable for the time until the payment of such amount has been fully and finally effected, provided that the Purchaser shall be entitled to prove that the actual loss suffered by the Schuldschein Lender is lower than the respective Default Rate and the Schuldschein Lender shall be entitled to prove that the actual loss suffered by it is higher than the respective Default Rate.
4.5
Any interest or lump sum damages which shall have accrued under Clause 4.4 (Interest and Default Interest) in respect of an unpaid amount shall be due and payable by the Purchaser at the end of the period by reference to which it is calculated or on such other dates as the Administrative Agent may specify by written notice to the Purchaser.
5.
REPAYMENT OF SCHULDSCHEIN LOAN
5.1
Prior to the occurrence of the Facility Termination Date, the Schuldschein shall be repaid on its Designated Repayment Date at its Principal Balance.
5.2
In addition, the Purchaser shall:
(a)
on each Designated Repayment Date, make such repayments and request new Funding hereunder as may be necessary to cause the aggregate Principal Balance of the Co-Funding Instruments in each Funding Currency to be equal to or less than the product of (i) the Currency Percentage for such Funding Currency set forth in the most recent Portfolio Report delivered under the Receivables Purchase and Servicing Agreement (plus or minus 1%) and (ii) the maximum Aggregate Principal Balance that would not cause the Percentage Factor to exceed the Maximum Percentage Factor, as determined by reference to the most recent Portfolio Report delivered under the Receivables Purchase and Servicing Agreement;
(b)
if on any date prior to the occurrence of the Facility Termination Date the Percentage Factor exceeds the Maximum Percentage Factor, as determined by reference to the most recent Portfolio Report, make a deposit to the relevant Operating Account (Principal) in an amount sufficient to cause the Percentage Factor to be less than or equal to the Maximum Percentage Factor, as determined by reference to such Portfolio Report and repay the Co-Funding Instruments on the next following

33

Designated Repayment Date if and to the extent on such date the Percentage Factor still exceeds the Maximum Percentage Factor; and

(c)
if on any date prior to the occurrence of the Facility Termination Date the Aggregate Principal Balance of all Co-Funding Instruments exceeds the Facility Limit, make a deposit to the relevant Operating Account (Principal) in an amount sufficient to cause the Aggregate Principal Balance of all Co-Funding Instruments to be less than or equal to the Facility Limit and repay the Co-Funding Instruments on the next following Designated Repayment Date if and to the extent on such date the Aggregate Principal Balance still exceeds the Facility Limit.
5.3
The Purchaser may, at its option after consultation with the Performance Guarantor, use available Collections to prepay, on any Business Day, all or any portion of the Schuldschein Loan upon prior written notice delivered by it to the Schuldschein Lender not later than three
(3)
Business Days prior to the date of such prepayment. Each such notice shall be in the form attached as Schedule 6 (Form of Prepayment Notice) to the Co-Funding Agreement and shall

(i) specify the aggregate amount and Funding Currency of the prepayment to be made on the Schuldschein Loan and (ii) specify the Business Day on which the Purchaser will make such prepayment. Each such prepayment shall be made rateably among the Co-Funders (including the Schuldschein Lender) based on the aggregate Principal Balance of the Co-Funding Instruments held by each Co-Funder.

5.4
If, on any Designated Repayment Date, a Schuldschein Loan is to be repaid and a Funding Request has been made by the Purchaser for the making of another Schuldschein Loan in the same Funding Currency on the Funding Date falling on such Designated Repayment Date, the Purchaser shall be entitled to set off its obligation to pay the Principal Balance to the Schuldschein Lender against the obligation of the Schuldschein Lender to disburse the Schuldschein Loan, to the extent the amounts match each other (rollover). Any amount that is not discharged by way of set-off shall be paid by the party owing such amount. Any Schuldschein to be issued on the relevant Funding Date shall set forth the full Principal Balance irrespective of whether made available to the Purchaser by way of rollover or actual disbursement by the Schuldschein Lender.
5.5
Following the occurrence of the Facility Termination Date, the Purchaser shall, on each Settlement Date, repay the Schuldschein Loan by applying all Available Funds in accordance with the Post-Facility Termination Date Priority of Payments.
5.6
On the Maturity Date, the Purchaser shall repay the Principal Balance outstanding under the Schuldschein Loan in full, subject to and in accordance with the Post Facility Termination Date Priority of Payments
5.7
Each repayment of the Schuldschein Loan (whether optional or mandatory) must be accompanied by a payment of all accrued and unpaid interest on the amount repaid or prepaid and any other amounts (including amounts payable under Clause 11 (Breakage Costs) of the Co-Funding Agreement) due under the Co-Funding Agreement in respect of such repayment or prepayment.
5.8
On the date on which the Schuldschein Loan is fully and finally repaid, the Schuldschein Lender shall immediately return (or shall instruct the Custodian to immediately return) the original Schuldschein to the Purchaser for cancellation of the Schuldschein and deletion of the registration of the Schuldschein Lender in the Register.

34

6.
PAYMENTS
6.1
Payments in respect of the Schuldschein shall be made by the Purchaser to the account of the Schuldschein Lender set forth as specified in the Schedule 21 (Account Details) of the Incorporated Terms Memorandum or, as applicable, in the relevant Accession Agreement.
6.2
If the date for any payment in respect of the Note is not a Business Day, such payment will be made on the next following Business Day.
7.
TAXES
7.1
Payments under this Schuldschein shall be made free and clear of, and without any deduction and withholding on account of Taxes, unless such deduction or withholding is required by law. If a deduction or withholding is required by law, the Purchaser shall pay such additional amounts so that the Schuldschein Lender receives, after such deduction or withholding, an amount equal to the amount it would have received had no such deduction or withholding been required.
7.2
For purposes of this Clause 7 (Taxes), "Taxes" means any current or future taxes, levies or governmental charges, regardless of their nature, which are imposed, levied or collected under any applicable system of law or in any country which claims fiscal jurisdiction by, or for the account of, any political subdivision thereof or government agency therein authorised to levy taxes.
7.3
The Purchaser shall account for any deducted or withheld Taxes and will, upon request of the Schuldschein Lender, provide a proof thereof.
8.
PRESENTATION OF SCHULDSCHEIN

The Schuldschein Lender (or the Custodian on its behalf) shall present the Schuldschein issued under these Schuldschein Loan Terms to the Purchaser for the exercise of the rights by the Schuldschein Lender under the Schuldschein. The Purchaser shall not be obliged to fulfil any obligation under the Schuldschein Loan if the Schuldschein is not presented (unless, for as long as Klöckner is the Custodian and holds any relevant Co-Funding Instrument of a Co- Funder in custody, such Co-Funding Instrument is not presented due to a default by the Custodian). If the Schuldschein is lost or destroyed, it may be declared void by way of public declaration of cancellation (Aufgebotsverfahren).

9.
ASSIGNMENT AND TRANSFER
9.1
Assignment by the Purchaser

The Purchaser may only assign or transfer any rights, claims and obligations under this Schuldschein Loan to the Security Trustee.

9.2
Assignment and Transfer by the Schuldschein Lender

The Schuldschein shall be registered in the Register and shall be transferable by assignment of the underlying Schuldschein Loan subject to (i) the prior written consent of the Purchaser and due registration in the Register and (ii) unless the assignee is an existing Schuldschein Lender, the assignee having executed an Accession Agreement and acknowledged to be bound by the terms of the Co-Funding Agreement, the Trust Agreement, the Transaction Fee Letter and the Incorporated Terms Memorandum.

35

9.3
Disclosure of Information

The Purchaser hereby acknowledges and agrees that, whenever the Schuldschein Lender is required to pass on any information, the Schuldschein Lender shall be entitled to pass on such information required to effect any such transfer pursuant to Clause 9.2 (Assignment and Transfer by the Schuldschein Lender) to the relevant transferee, its respective consultants (including its legal counsel or auditor) or other person who needs to know such information (such as the Rating Agencies or any regulatory authority), provided that the respective recipient has agreed in writing, or is required by any law, regulation or the rules of its profession, to treat any such information confidential. The Purchaser (fully informed of the consequences) hereby explicitly waives its rights under the laws applicable to banking secrecy (Bankgeheimnis).

36

SCHEDULE 3

FORM OF NOTE CERTIFICATE NOTE CERTIFICATE

Serial number: [●]

KLÖCKNER RECEIVABLES FUNDING DAC

(a designated activity company incorporated under the laws of the Republic of Ireland whose registered number is 403969, and having its registered office at 1-2 Victoria Buildings, Haddington Road, Dublin 4, D04 XN32, Ireland)

(the "Purchaser")

This Note Certificate is issued by the Purchaser as of [●] (the "Funding Date") in an amount of [EUR] [●] (the "Principal Balance") and is issued in registered form and transferable by assignment of the underlying claims (Namensschuldverschreibung) subject to, and with the benefit of, the terms and conditions attached to the initial Note Certificate with serial number [●] (the "Note Conditions"). Capitalised terms used herein and not otherwise defined in this Note Certificate have the meaning given to them (including by reference) in the Note Conditions.

The Principal Balance shall bear interest at the rate specified in Clause 4.2 (Interest and Default Interest) of the Note Conditions.

This certifies that the person whose name is at the date hereof entered into the Register as holder of this Note, is the holder of the Note and entitled to the Principal Balance subject to the Note Conditions. Payments due in respect of the Note represented by this Note Certificate shall be made to the registered holder of the Note.

The Purchaser hereby undertakes to pay to the registered holder hereof principal and interest on the Note represented hereby in accordance with the Note Conditions. The Note Conditions form part of the Note.

This Note is governed by, and shall be construed in accordance with the laws of Germany.

Klöckner Receivables Funding DAC as Purchaser
By:
Name:
Title:

37

ANNEX TO THE NOTE CERTIFICATE NOTE CONDITIONS

[see Schedule 4]

38

SCHEDULE 4 NOTE CONDITIONS

Note Conditions

1.
DEFINITIONS, INTERPRETATION AND COMMON TERMS
1.1
Definitions
(a)
Unless otherwise defined herein or the context requires otherwise, capitalised terms used in this Agreement have the meaning ascribed to them in Clause 1 (Definitions) of the Master Definitions Schedule (the "Master Definitions Schedule") of the Incorporated Terms Memorandum (the "Incorporated Terms Memorandum") which is dated 27 October 2020 and attached to these Note Conditions as Schedule A (Incorporated Terms Memorandum). The terms of the Master Definitions Schedule are hereby expressly incorporated into these Note and Conditions.
(b)
In the event of any conflict between the provisions of Master Definitions Schedule and the provisions of these Note Conditions, the provisions of these Note Conditions will prevail.
1.2
Interpretation

Terms in these Note Conditions, except where otherwise stated or where the context otherwise requires, will be construed in the same way as set forth in Clause 2 (Principles of Interpretation) of the Master Definitions Schedule.

1.3
Common Terms
(a)
Incorporation of Common Terms

Except as provided below, the Common Terms as set out in Schedule 2 (Common Terms) of the Incorporated Terms Memorandum apply to these Note Conditions and will be binding on the Purchaser and the holder of the Note as if set out in full in these Note Conditions.

(b)
Common Terms and Priority of Payments

If there is any conflict between the provisions of the Common Terms and the provisions of these Note Conditions, the provisions of these Note Conditions will prevail, subject always to compliance with Clause 7 (Non-Petition and Limited Recourse) of Part 1 (General Provisions) of the Common Terms. Nothing in these Note Conditions will be construed as to prevail over or otherwise alter any Priority of Payments.

(c)
Governing law and jurisdiction

These Note Conditions and all matters (including non-contractual rights and obligations) arising from or connected with it will be governed by German law in accordance with Clause 1 (Applicable Law) of Part 3 (Governing Law Provisions) of the Common Terms. Clause 2 (Exclusive Jurisdiction) as set out in Schedule 2 (Common Terms) of Part 3 (Governing Law Provisions) as set out in the Common Terms applies to these Note Conditions as if set out in full in these Note Conditions.

39

2.
FORM OF NOTE, TRANSFER, STATUS AND SECURITY
2.1
Form of the Note and Transfer
(a)
On the Funding Date, the Purchaser has issued to [●] as "Note Purchaser" and holder of the Note (the "Noteholder") a note in registered form (Namensschuldverschreibung) and represented by a note certificate without coupons attached (the "Note Certificate") in an amount of the Principal Balance (together with all subsequent Note Certificates of this series, the "Note").
(b)
On the Funding Date, the Noteholder will be registered in the Register. The rights of the Noteholder under, and arising out of, the Note and title to the Note Certificate pass by assignment (Abtretung) or transfer (Übertragung), due registration into the Register and prior written consent of the Purchaser, in whole but not in part upon surrender of the Note Certificate at the registered office of the Purchaser together with an assignment or transfer, as the case may be, and, unless the transferee is an existing Note Purchaser, the transferee having executed an Accession Agreement and acknowledged to be bound by the terms of the Co-Funding Agreement, the Trust Agreement, the Transaction Fee Letter and the Incorporated Terms Memorandum.
(c)
Upon any assignment or transfer of the rights arising under the Note, (i) the transfer will be recorded in the Register and (ii) a new Note Certificate will be issued and will, within five (5) Business Days of delivery of the Note Certificate to the Custodian. The Custodian will confirm receipt of the original Note Certificate by sending a scanned copy thereof to the new Noteholder with a copy to the Administrative Agent no later than 3.00 p.m. on the date of the issue.
(d)
The Purchaser hereby acknowledges and agrees that, whenever the Noteholder is required to pass on any information, the Noteholder will be entitled to pass on such information required to effect any such transfer pursuant to Condition 2.1(c) (Form of Note and Transfer) to the relevant transferee, its respective consultants (including its legal counsel or auditor) or other person who needs to know such information (such as the Rating Agencies or any regulatory authority), provided that the respective recipient has agreed in writing, or is required by any law, regulation or the rules of its profession, to treat any such information confidential. The Purchaser (fully informed of the consequences) hereby explicitly waives its rights under the laws applicable to banking secrecy (Bankgeheimnis).
2.2
Status

The Note will constitute direct and unsubordinated obligations of the Purchaser, subject to the Priority of Payments and Clause 7 (Non-Petition and Limited Recourse) of Part 1 (General Provisions) of the Common Terms and secured pursuant to the terms of the Security Documents.

2.3
Obligations under the Note

The Note represents obligations of the Purchaser only, and does not represent an interest in or obligations of any other third person or entity.

40

2.4
Security

The obligation of the Purchaser under the Notes are secured pursuant to the terms of the Trust Agreement, a copy of which is attached to these Note Conditions as Schedule B (Trust Agreement). As each other Secured Party, the Noteholder acknowledges and agrees that (a) the Purchaser has created and has granted security over its assets (including, without limitation, the claim for the funding under the Note, as well as certain other security) to the Security Trustee pursuant to the Security Documents for the benefit of all Secured Parties and

(b) the Security Trustee is entitled and obliged to hold, administer and enforce such respective security.

3.
REPAYMENT OF PRINCIPAL ON THE NOTE, REDEMPTION
3.1
Prior to the occurrence of the Facility Termination Date, the Note will be repaid on its Designated Repayment Date at its Principal Balance.
3.2
In addition, the Purchaser will:
(a)
on each Designated Repayment Date, make such repayments and request new Funding hereunder as may be necessary to cause the aggregate Principal Balance of the Co-Funding Instruments in each Funding Currency to be equal to or less than the product of (i) the Currency Percentage for such Funding Currency set forth in the most recent Portfolio Report delivered under the Receivables Purchase and Servicing Agreement (plus or minus 1%) and (ii) the maximum Aggregate Principal Balance that would not cause the Percentage Factor to exceed the Maximum Percentage Factor, as determined by reference to the most recent Portfolio Report delivered under the Receivables Purchase and Servicing Agreement;
(b)
if on any date prior to the occurrence of the Facility Termination Date the Percentage Factor exceeds the Maximum Percentage Factor, as determined by reference to the most recent Portfolio Report, make a deposit to the relevant Operating Account (Principal) in an amount sufficient to cause the Percentage Factor to be less than or equal to the Maximum Percentage Factor, as determined by reference to such Portfolio Report and repay the Co-Funding Instruments on the next following Designated Repayment Date if and to the extent on such date the Percentage Factor still exceeds the Maximum Percentage Factor; and
(c)
if on any date prior to the occurrence of the Facility Termination Date the Aggregate Principal Balance of all Co-Funding Instruments exceeds the Facility Limit, make a deposit to the relevant Operating Account (Principal) in an amount sufficient to cause the Aggregate Principal Balance of all Co-Funding Instruments to be less than or equal to the Facility Limit and repay the Co-Funding Instruments on the next following Designated Repayment Date if and to the extent on such date the Aggregate Principal Balance still exceeds the Facility Limit.
3.3
The Purchaser may, at its option after consultation with the Performance Guarantor, use available Collections to prepay, on any Business Day, all or any portion of the Note upon prior written notice delivered by it to the Noteholder not later than three (3) Business Days prior to the date of such prepayment. Each such notice will be in the form attached as Schedule 6 (Form of Prepayment Notice) to the Co-Funding Agreement and will (i) specify the aggregate amount and Funding Currency of the prepayment to be made on the Note and

(ii) specify the Business Day on which the Purchaser will make such prepayment. Each such

41

prepayment will be made rateably among the Co-Funders (including the Noteholder) based on the aggregate Principal Balance of the Co-Funding Instruments held by each Co-Funder.

3.4
If, on any Designated Repayment Date, a Note is to be repaid and a Funding Request has been made by the Purchaser for the making of another Note in the same Funding Currency on the Funding Date falling on such Designated Repayment Date, the Purchaser will be entitled to set off its obligation to pay the Principal Balance to the Noteholder against the obligation of the Noteholder (in its capacity as Note Purchaser) to pay the purchase price for the new Note, to the extent the amounts match each other (rollover). Any amount that is not discharged by way of set-off will be paid by the party owing such amount. Any Note Certificate to be issued on the relevant Funding Date shall set forth the full Principal Balance irrespective of whether made available to the Purchaser by way of rollover or actual payment by the Note Purchaser.
3.5
Following the occurrence of the Facility Termination Date, the Purchaser will, on each Settlement Date, repay the Note by applying all Available Funds in accordance with the Post- Facility Termination Date Priority of Payments.
3.6
On the Maturity Date, the Purchaser will repay the Principal Balance outstanding under the Note in full, subject to and in accordance with the Post Facility Termination Date Priority of Payments.
3.7
Each repayment of the Note (whether optional or mandatory) must be accompanied by a payment of all accrued and unpaid interest on the amount repaid or prepaid and any other amounts (including amounts payable under Clause 11 (Breakage Costs)) of the Co-Funding Agreement due under the Co-Funding Agreement in respect of such repayment or prepayment.
3.8
On the date on which the Note is fully and finally redeemed, the Noteholder will immediately return (or will instruct the Custodian to immediately return) the original Note with the initial Note Certificate and all subsequent Note Certificates to the Purchaser for cancellation of the Note Certificate and deletion of the registration of the Noteholder in the Register.
4.
INTEREST AND DEFAULT INTEREST
4.1
The Note will bear interest on its Principal Balance from (and including) the day on which the Note is issued to the Purchaser to (but excluding) the day on which its Principal Balance has been reduced to zero.
4.2
The Interest Amount payable for each day during the Interest Period in respect of the Note will be calculated as the product of (i) the Interest Rate and (ii) the Principal Balance and the result divided by 360 (or, in the event the practice of the relevant interbank market differs, in accordance with such market practice). The terms "Applicable Margin" and "Default Margin" are specified in the Transaction Fee Letter, a copy of which is attached to these Note Conditions as Schedule C (Transaction Fee Letter).
4.3
The Interest Amount will be payable on each Settlement Date until the Final Discharge Date, subject to the applicable Priority of Payments.
4.4
Should the Purchaser, for any reason whatsoever, fail to pay to the Noteholder any amount (other than interest) due under the Note, then interest on such amount shall accrue at a rate equal to the Default Rate until the payment of such amount has been fully and finally effected. Should the Purchaser, for any reason whatsoever, fail to pay to the Noteholder when due, any amount of interest, then lump-sum damages (pauschalisierter Schadensersatz) in the

42

amount of the Default Rate shall be payable for the time until the payment of such amount has been fully and finally effected, provided that the Purchaser shall be entitled to prove that the actual loss suffered by the Noteholder is lower than the respective Default Rate and the Noteholder Lender shall be entitled to prove that the actual loss suffered by it is higher than the respective Default Rate.

4.5
Any interest or lump sum damages which shall have accrued under Condition 4.4 (Interest and Default Interest) in respect of an unpaid amount will be due and payable by the Purchaser at the end of the period by reference to which it is calculated or on such other dates as the Administrative Agent may specify by written notice to the Purchaser.
5.
PAYMENTS
5.1
Payments in respect of the Note will be made by the Purchaser to the account of the Note Purchaser set forth as specified in the Schedule 21 (Account Details) of the Incorporated Terms Memorandum or, as applicable, in the relevant Accession Agreement.
5.2
If the date for any payment in respect of the Note is not a Business Day, such payment will be made on the next following Business Day.
6.
TAXES
6.1
Payments in respect of the Note will be made free and clear of, and without any deduction and withholding on account of Taxes, unless such deduction or withholding is required by law. If a deduction or withholding is required by law, the Purchaser will pay such additional amounts so that the Noteholder receives, after such deduction or withholding, an amount equal to the amount it would have received had no such deduction or withholding been required.
6.2
For purposes of this Condition 6, "Taxes" means any current or future taxes, levies or governmental charges, regardless of their nature, which are imposed, levied or collected under any applicable system of law or in any country which claims fiscal jurisdiction by, or for the account of, any political subdivision thereof or government agency therein authorised to levy taxes.
6.3
The Purchaser will account for any deducted or withheld Taxes and will, upon request of the Noteholder, provide a proof thereof.
7.
PRESENTATION OF NOTE CERTIFICATE

The Noteholder (or the Custodian on its behalf) will present the Note Certificate issued under these Note Conditions to the Purchaser for the exercise of the rights by such Noteholder under the Note Certificate. The Purchaser will not be obliged to fulfil any obligation under the Note Certificate if the Note Certificate is not presented (unless, for as long as Klöckner is the Custodian and holds any relevant Co-Funding Instrument of a Co-Funder in custody, such Co-Funding Instrument is not presented due to a default by the Custodian). If the Note Certificate is lost or destroyed, it may be declared void by way of public declaration of cancellation (Aufgebotsverfahren).

43

Schedule A Incorporated Terms Memorandum

44

Schedule B Trust Agreement

45

Schedule C Transaction Fee Letter

46

SCHEDULE 5

FORM OF FUNDING REQUEST

From: Klöckner Receivables Funding DAC (the "Purchaser") To: [Co-Funders]

cc: Commerzbank Aktiengesellschaft in its capacity as Administrative Agent

[Date]

Dear Sirs

Co-Funding Agreement – Funding Request

We refer to the Co-Funding Agreement (the "Agreement") dated 27 October 2020, as amended or amended and restated from time to time and made, inter alios, between ourselves and yourselves. Terms defined in the Agreement shall have the same meaning when used in this Funding Request.

Pursuant to Clause 2.2 (Funding Procedure) of the Agreement, the undersigned hereby requests a Funding from each Co-Funder in an aggregate amount equal to the following:

(a) Funding Date:	[●]
(b) Designated Repayment Date:	[●]
(c) The Aggregate Principal Balance after giving effect to the requested Funding will equal to:	EUR [●]
(d) [Add only if applicable][The Spot Rate pursuant to Clause 2.2(b) (Funding Procedure) of the Agreement with respect to [insert relevant Foreign Funding Currency] is:	[●]]
(e) The amount to be funded by each Co-Funder is as follows:
(i) Commerzbank Aktiengesellschaft:	EUR: [●] [other: [●]]

As of the Funding Date:

(a)
the Purchaser Representations and Warranties will be true and correct as though made on and as of the Funding Date.
(b)
The Facility Termination Date has not occurred and no event exists, or would result from such Funding, that constitutes a Facility Termination Event.
(c)
After giving effect to the requested Funding, the Percentage Factor will not exceed the Maximum Percentage Factor.

47

Yours faithfully

Klöckner Receivables Funding DAC

as Purchaser

48

SCHEDULE 6

FORM OF PREPAYMENT NOTICE

To: [●]

[Date]

Reference is made to the Co-Funding Agreement dated 27 October 2020, as amended or amended and restated from time to time, between, inter alios, the Purchaser, Klöckner, the Persons party thereto as Co-Funders (the "Agreement"). Terms defined in the Agreement shall have the same meaning when used in this prepayment notice.

Pursuant to Clause 6.3 (Prepayments, Repayment of Co-Funding Instruments) of the Agreement the undersigned hereby notifies each Co-Funder of its intent to make certain prepayments as outlined below.

1.
The aggregate amount of the prepayment is (Euro Equivalent, if applicable): EUR [●]. [If applicable, specify also respective amount in relevant Foreign Funding Currency.]
2.
The Business Day upon which the undersigned shall make such prepayment is: [●].

The undersigned hereby certifies that this prepayment notice is correct in all material respects as of the date so furnished.

Yours faithfully

Klöckner Receivables Funding DAC

as Purchaser

49

SIGNATURE PAGES TO THE CO-FUNDING AGREEMENT

KLÖCKNER RECEIVABLES FUNDING DAC

as Purchaser

By:	By:
Name:	Name:
Title:	Title:

KLÖCKNER & CO SE

Klöckner, Master Servicer, Performance Guarantor, Registrar and Custodian

By:	By:
Name:	Name:
Title:	Title:

COMMERZBANK AKTIENGESELLSCHAFT

as Note Purchaser and Co-Funder

By:	By:
Name:	Name:
Title:	Title:

COMMERZBANK AKTIENGESELLSCHAFT

as Administrative Agent

By:	By:
Name:	Name:
Title:	Title:

50

CSC TRUSTEES GMBH

as Security Trustee

By:
Name:
Title:

SCHEDULE 3 AMENDED AND RESTATED RPSA

On the following pages with separate page numbering.

115754050v1

EXECUTION COPY

RECEIVABLES PURCHASE AND SERVICING AGREEMENT

dated 27 October 2020

as last amended and restated with effect as of the Amendment 2026 Effective Date between

KLÖCKNER & CO SE

as Klöckner and Master Servicer

KLOECKNER METALS GERMANY GMBH

as German Seller and German Sub-Servicer

KLÖCKNER RECEIVABLES FUNDING DAC

as Purchaser and

COMMERZBANK AKTIENGESELLSCHAFT

as Administrative Agent

2

Clause Page

1.
Definitions, Interpretations and Common Terms 4
2.
Sale and Assignment, Transfer 4
3.
Initial Purchase Price, Deferred Initial Purchase Price and Deferred Purchase Price 5
4.
Conditions Precedent 6
5.
Unrestricted Ownership 7
6.
Deemed Collections and Repurchase 8
7.
Appointment of Master Servicer and Sub-Servicers, Servicer Advances 9
8.
The Services 11
9.
Reporting 13
10.
Delegation and Sub-Contracting 14
11.
Payments and the Accounts 15
12.
Remuneration, Costs and Expenses 16
13.
Representations and Warranties 16
14.
Covenants of the Sellers and the Servicers 17
15.
Taxes 17
16.
Set-Off 18
17.
Default Interest 18
18.
Term and Termination 19
19.
Additional Seller, Termination of a Seller 22
20.
Indemnification 22

Schedule 1 Form of Obligor Notice 24

Schedule 2 Form of Power of Attorney 25

Schedule 3 Sale and Assignment of German Law Receivables 26

Signature Pages to the Receivables Purchase and Servicing Agreement 27

3

This RECEIVABLES PURCHASE AND SERVICING AGREEMENT (the "Agreement") is

made on 27 October 2020 and amended and restated on 20 December 2022 with effect from (and including) 10 January 2023 and amended and restated again with effect as of 25 July 2025and again with effect as of the Amendment 2026 Effective Date (as defined in the Master Definitions Schedule referred to below)

BETWEEN:

(1)
KLÖCKNER & CO SE, a company organised under the laws of the Federal Republic of Germany, registered with the commercial register of the local court of Düsseldorf under no. HRB 109982, and having its registered office at Peter-Müller-Straße 24, 40468 Düsseldorf, Germany (as "Klöckner" and "Master Servicer");
(2)
KLOECKNER METALS GERMANY GMBH, a company organised under the laws of the Federal Republic of Germany, registered with the commercial register of the local court of Düsseldorf under no. HRB 107495, and having its registered office at Peter-Müller-Straße 24, 40468 Düsseldorf, Germany (as "German Seller" and "German Sub-Servicer");
(3)
KLÖCKNER RECEIVABLES FUNDING DAC, a designated activity company incorporated under the laws of the Republic of Ireland whose registered number is 403969, and having its registered office at 1st Floor, 1-2 Victoria Buildings, Haddington Road, Dublin 4, D04 XN32, Ireland (as "Purchaser"); and
(4)
COMMERZBANK AKTIENGESELLSCHAFT, , Kaiserstraße 16 (Kaiserplatz), 60311 Frankfurt am Main, Germany (as "Administrative Agent"),

each a "Party" and together the "Parties".

WHEREAS:

(A)
Subject to the terms and conditions of this Agreement, Klöckner Metals Germany GmbH and any other Seller which becomes party to this Agreement as Additional Seller (collectively, the "Sellers") intend to irrevocably sell and transfer from time to time all of their respective rights, title and interest in, to and under all Receivables and the Related Security originated by the Sellers to the Purchaser.
(B)
Subject to the terms and conditions of this Agreement, the Purchaser desires to irrevocably acquire from time to time all of the Sellers' right, title and interest in, to and under such Receivables and the Related Security.
(C)
The Sellers and the Purchaser intend that the transfers of such Receivables and the Related Security from the Sellers to the Purchaser to be true sales (and not a security arrangement) providing the Purchaser with the full benefits of ownership of such Receivables and the Related Security.
(D)
Klöckner Metals Germany GmbH has agreed, and each other Seller will agree, to act as initial Sub-Servicer and Klöckner has agreed to act as Master Servicer, in each case in accordance with the terms and subject to the conditions set forth in this Agreement.

NOW IT IS HEREBY AGREED as follows:

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1.
DEFINITIONS, INTERPRETATIONS AND COMMON TERMS
1.1
Definitions
(a)
Unless otherwise defined herein or the context requires otherwise, capitalised terms used in this Agreement have the meaning ascribed to them in Clause 1 (Definitions) of the Master Definitions Schedule (the "Master Definitions Schedule") set out in Schedule 1 of the Incorporated Terms Memorandum (the "Incorporated Terms Memorandum") which is dated 27 October 2020, as amended or amended and restated from time to time, and entered into between, inter alios, the Parties. The terms of the Master Definitions Schedule are hereby expressly incorporated into this Agreement by reference.
(b)
In the event of any conflict between the Master Definitions Schedule and this Agreement, this Agreement shall prevail.
1.2
Interpretation

Terms in this Agreement, except where otherwise stated or where the context otherwise requires, shall be interpreted in the same way as set forth in Clause 2 (Principles of Interpretation) of the Master Definitions Schedule.

1.3
Common Terms
(a)
Incorporation of Common Terms

Except as provided below, the Common Terms apply to this Agreement and shall be binding on the Parties as if set out in full in this Agreement.

(b)
Common Terms and Priority of Payments

If there is any conflict between the provisions of the Common Terms and the provisions of this Agreement, the provisions of this Agreement shall prevail, subject always to compliance with Clause 7 (Non-Petition and Limited Recourse) of Part 1 (General Provisions) of the Common Terms. Nothing in this Agreement shall be construed as to prevail over or otherwise alter the Priority of Payments.

(c)
Governing law and jurisdiction

This Agreement and all matters (including non-contractual rights and obligations) arising from or connected with it shall be governed by German law in accordance with Clause 1 (Applicable Law) of Part 3 (Governing Law Provisions) of the Common Terms. Clause 2 (Exclusive Jurisdiction) of Part 3 (Governing Law Provisions) as set out in the Common Terms applies to this Agreement as if set out in full in this Agreement:

2.
SALE AND ASSIGNMENT, TRANSFER
2.1
Sale and Assignment

Subject to the terms and conditions of this Agreement, each Seller hereby offers to sell and assign or, as applicable, transfer to the Purchaser on any relevant Business Day all of such

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Seller's rights, title and interest to all Receivables of such Seller, in each case together with the Related Security, subject to the terms of the Sale and Transfer Provisions (the "Offer"), and the Purchaser hereby accepts such Offer.

No sale and assignment or, as applicable, transfer of Receivables and the Related Security shall be effected by a Seller upon occurrence of a Seller Termination Date with respect to such Seller or all Sellers.

2.2
Effectiveness of Sale and Assignment and Specification
(a)
The sale and assignment or, as applicable, transfer of the Purchased Receivables and the Related Security pursuant to Clause 2.1 (Sale and Assignment) shall, without prejudice to the Parties' obligations under this Agreement, immediately and automatically become effective with effect as of the Business Day following the date on which such Receivable was invoiced to the respective Obligor (each a "Purchase Date").
(b)
The Master Servicer (on behalf of the Sellers) shall identify (or shall have identified) the Purchased Receivables in each Purchase (Newly) List.
2.3
Additional Perfection Requirements

Subject to Clauses 2.6 and 2.7 (Principles of Interpretation) of the Master Definitions Schedule, where any specific declarations, notices or actions are required, or deemed necessary by the Purchaser to effect the transfer (including the holding in trust pending a perfected assignation) of any Purchased Receivable or the Related Security, the relevant Seller shall carry out such actions (to the extent economically reasonable) or provide such declarations in a reasonable timely manner and at the sole cost of such Seller.

2.4
No recourse for Realisation of Credit Risk

The Parties confirm their intention that any purchase and transfer under or pursuant to this Agreement shall constitute a true sale of the Purchased Receivables and the Related Security transferred hereunder without recourse to the Sellers (other than as expressly provided under the Transaction Documents) and not a security arrangement for any obligations of any applicable Seller. None of the Sellers (nor any Servicer) shall be liable for the realisation of the Credit Risk relating to the Purchased Receivables and the Parties agree that the Credit Risk relating to all Purchased Receivables shall pass from the Sellers to the Purchaser.

3.
INITIAL PURCHASE PRICE, DEFERRED INITIAL PURCHASE PRICE AND DEFERRED PURCHASE PRICE
3.1
On each Purchase Date, the Purchaser shall pay, pari passu, to the Sellers the Initial Purchase Prices for all Receivables and the Related Security that have been subject to a Purchase on such Purchase Date.
3.2
If, on a Purchase Date, either (i) the Available Funds are insufficient to fully discharge the Initial Purchase Price (including by way of set-off) of any relevant Receivable and the Related Security that have been subject to a Purchase on such Purchase Date or (ii) the Master Servicer otherwise informs the Purchaser and the Administrative Agent in a Daily Report on the voluntary deferral of discharge of any due and payable Initial Purchase Price or any portion thereof, then payment of any amount not so discharged (any such amount, a

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"Deferred Initial Purchase Price") shall be deferred, and any Deferred Initial Purchase Price shall be discharged in accordance with the applicable Priority of Payments, as the case may be, on any subsequent Business Day when so notified by Klöckner in a Daily Report until being fully and finally discharged.

3.3
On each Business Day, the Purchaser shall pay to each Seller the unpaid part of any Deferred Purchase Price, subject to the applicable Priority of Payments in respect of each Purchased Receivable which has been discharged in full or in respect of which no further Collections can be expected.
3.4
Prior to the occurrence of a Seller Termination Event in relation to a Seller, each Seller shall be entitled to set-off its obligation to transfer Collections to the Purchaser on a Business Day against the obligation of the Purchaser to pay any part of a Purchase Price due and payable to such Seller on such Business Day.
3.5
The Purchase Price payable by the Purchaser with respect to any Purchased Receivable shall (if applicable) include all value added taxes and comparable or similar Taxes and the Purchaser shall have no responsibility to pay any additional amount in respect of any such Taxes. In the event that any such Taxes are payable with respect to the payment or receipt of any such Purchase Price, the relevant Seller shall promptly pay such Taxes in full or, to the extent such Taxes have already been paid by any other Person legally obligated to pay such Taxes, the relevant Seller shall promptly reimburse such Person in full, whether out of such Purchase Price received by it or otherwise.
3.6
Prior to the date on which the Master Servicer shall prepare and deliver any Portfolio Report or Supplemental Report, each Seller and the Purchaser shall make available to the Master Servicer all information necessary for the preparation of such Portfolio Report or Supplemental Report, including (i) information in their possession or control regarding all Purchases hereunder and Deemed Collections occurring during the period to be covered in such report, (ii) the aggregate original Unpaid Balance of Receivables sold by such Seller during such period and (iii) the amount and, as applicable, discharge (including by way of set- off) of any Initial Purchase Prices, any Deferred Initial Purchase Prices and any Deferred Purchase Prices during the period to be covered in such report.
4.
CONDITIONS PRECEDENT
4.1
Conditions Precedent to Closing Date 2020

The Purchaser's obligation to pay the Purchase Price for the initial Purchase of Receivables from the Sellers hereunder was subject to the conditions precedent that the Purchaser shall have received on or before the Closing Date 2020 all of the instruments, documents, agreements, certificates and opinions specified in Part A (Conditions Precedent relating to the Initial Purchase Date on or after the Closing Date 2020) of Schedule 3 (Conditions Precedent) of the Incorporated Terms Memorandum, each in form and substance reasonably satisfactory to the Purchaser and the Administrative Agent.

4.2
Conditions Precedent to each Purchase

The obligation of the Purchaser to purchase from the Sellers Receivables and the Related Security shall be subject to the conditions precedent that on the relevant Purchase Date the Seller Representations and Warranties in relation to each relevant Seller being correct in all

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material respects in relation to each Receivable that is the subject of a sale and assignment or, as applicable, transfer on such Purchase Date.

5.
UNRESTRICTED OWNERSHIP
5.1
In relation to the Sellers, the Sub-Servicers and the Master Servicer, following the sale and assignment or, as applicable, the transfer of the Purchased Receivables and the Related Security pursuant to Clause 2.1 (Sale and Assignment) and Clause 2.2 (Effectiveness of Sale and Assignment and Specification), subject to the terms of this Agreement, the Purchaser shall be the unrestricted owner (alleinverfügungsberechtigter Eigentümer) of the Purchased Receivables and the Related Security and shall have the unrestricted right to sell, transfer, assign, encumber, charge, pledge or otherwise dispose of its right, title and interest in the Purchased Receivables and the Related Security (uneingeschränkte Verfügungsmacht) without the requirement to notify, or obtain the prior consent of, any of the Sellers, the Sub- Servicers or the Master Servicer.
5.2
Subject to Clause 5.1 (Unrestricted Ownership), the assignment, assignation or, as applicable, the transfer of the Purchased Receivables, and the Related Security shall not be notified to any Obligors. Notwithstanding the foregoing, the Purchaser shall, at any time after the assignment and transfer is expressed to become effective pursuant to Clause 2.2 (Effectiveness of Sale and Assignment and Specification) and provided that:
(a)
subject to adherence to the principles set forth in Clauses 2.6 and 2.7 (Principles of Interpretation) of the Master Definitions Schedule, the Purchaser has a vested interest (berechtigtes Interesse) in notifying the relevant Obligors; or
(b)
a Seller Termination Event has occurred with respect to the relevant Seller,

be entitled and, upon request by the Majority Co-Funders be obliged, to deliver an Obligor Notice to each of the Obligors (which in case of paragraphs (b) and (c) above shall be limited to the Obligors of the affected Seller(s)) notifying them of the sale and assignment or, as applicable, the transfer of the Purchased Receivables and the Related Security to the Purchaser and instructing them to make payment to a bank account designated by the Purchaser. Unless (i) a Seller Termination Event has occurred or (ii) immediate action is required, the Purchaser shall inform the affected Seller(s) before sending any Obligor Notice to Obligors.

5.3
As long as any Purchased Receivables are outstanding, each Seller shall grant to the Purchaser an irrevocable power of attorney, substantially in the form of Schedule 2 (Power of Attorney) of this Agreement with such additions and amendments and in such form as may be necessary for the relevant Obligor locations, and the Purchaser shall be entitled to undertake any action in the name and on behalf of such Seller which in its opinion is necessary to validly deliver an Obligor Notice to any Obligor.
5.4
Upon reasonable request of the Purchaser, the relevant Seller and the relevant Servicer shall make available to the Purchaser copies of all Contracts relating to the Purchased Receivables and the Related Security and all Records (which may be redacted in relation to price sensitive information) relating to such Contracts, the Purchased Receivables and the Related Security, whether in hard copy or electronically, as reasonably required to prove any assignments, assignations or transfers, as applicable, to enforce any claims or to perfect any security interest created by the Purchaser in favour of the Security Trustee or to the extent necessary to

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maintain, enforce, preserve or protect its vested interest (berechtigtes Interesse) in the Purchased Receivables and the Related Security.

5.5
Each Seller undertakes to (i) perform all perfection obligations regarding local law and comply with other duties set forth in the relevant Sale and Transfer Provisions (subject, however, to Clauses 2.6 and 2.7 (Principles of Interpretation) of the Master Definitions Schedule) and (ii) assign or transfer to the Purchaser any future collateral (other than the Related Security assigned or transferred to the Purchaser at the time of the sale, assignment and transfer of the Purchased Receivable) arising or obtained by such Seller in relation to the Purchased Receivables as soon as practicable upon such security arising or being obtained by such Seller.
6.
DEEMED COLLECTIONS AND REPURCHASE
6.1
Deemed Collections
(a)
Upon the occurrence of circumstances resulting in a Deemed Collection, the relevant Seller shall be deemed to have received a Collection in the amount of such Deemed Collection and shall pay such Deemed Collection to the relevant Operating Account (Principal) no later than 2:00 p.m. (CET) on the Business Day following the Business Day on which such Deemed Collection occurred. Prior to the occurrence of a Seller Termination Event in relation to a Seller, each Seller shall be entitled to set-off its obligation to pay any Deemed Collection to the Purchaser on a Business Day against the obligation of the Purchaser to pay any part of a Purchase Price due and payable to such Seller on such Business Day.
(b)
If a Purchased Receivable, which was an Eligible Receivable and which was treated as a Disputed Receivable, is res iudicata (rechtskräftig festgestellt) found to be enforceable without any set-off, counterclaim, encumbrance or objection (Einwendung oder Einrede), then the relevant Seller may request the Purchaser to repay any Deemed Collection received in relation to such Purchased Receivable. In such case, the relevant Seller shall re-assign the affected Purchased Receivable and the Related Security to the Purchaser together with the transfer of already received Collections since the time the Deemed Collection was paid or otherwise discharged (including by way of set-off) to the Purchaser in respect of such Purchased Receivable due to having been treated as a Disputed Receivable.
6.2
Repurchase
(a)
Subject to paragraph (b) below, each Seller shall have the right (but in any event shall not be obligated) to repurchase any Purchased Receivable originated by such Seller that has become a Defaulted Receivable. The repurchase price with respect to any Purchased Receivable to be repurchased pursuant to this Clause 6.2 (Repurchase) shall be EUR 1 (the "Repurchase Price"). The obligation of the Purchaser to reassign and retransfer any Purchased Receivable, the Related Security and any Collections already received in respect thereof to the relevant Seller pursuant to this Clause 6.2 (Repurchase) is subject to the conditions precedent that:
(i)
unless documented in any relevant Seller report (Repurchase List), such Seller shall have provided to the Administrative Agent written notice of such repurchase on or prior to the day on which such Purchased Receivable is to be repurchased (with respect to any repurchase, the "Repurchase Date");

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(ii)
no Seller Termination Event has occurred and is continuing with respect to such Seller;
(iii)
after giving effect to the repurchase of such Purchased Receivable and any other Receivable to be repurchased on such Business Day pursuant to this Agreement, the Percentage Factor does not exceed the Maximum Percentage Factor;
(iv)
on the Repurchase Date for such Purchased Receivable the relevant Seller shall have paid to the Purchaser or otherwise discharged (including by way of set-off) an amount equal to the Repurchase Price payable in respect of such Purchased Receivable; and
(v)
such Seller agrees that it shall indicate clearly and unambiguously in its computer files that such Purchased Receivable and the Related Security has been repurchased and shall at all times maintain the capability to identify any collections with respect thereto.
(b)
If the conditions precedent set forth in sub-paragraphs (i) to (v) of paragraph (a) above are met, the Purchaser shall (subject to Clause 6.3 (No Recourse)) sell and assign and otherwise transfer and convey to the relevant Seller each relevant Repurchased Receivable, the Related Security and any Collections already received in respect thereof by executing any necessary assignment, re-assignment or retrocession agreement (sufficiently identifying the Repurchased Receivables, the Related Security and any Collections already received in respect thereof), followed by registration with the relevant tax authorities, if necessary.
6.3
No Recourse

Each re-assignment, retrocession and retransfer of Purchased Receivables and the Related Security by the Purchaser pursuant to this Clause 6 (Deemed Collections and Repurchase) shall be without recourse to, or representation or warranty by, the Purchaser and at the sole cost of the relevant Seller.

7.
APPOINTMENT OF MASTER SERVICER AND SUB-SERVICERS, SERVICER ADVANCES
7.1
Appointment

Subject to Clause 8 (The Services) until termination pursuant to Clause 18.3(b) (Termination following Seller Termination Event), the Purchaser hereby appoints:

(a)
Klöckner as Master Servicer with respect to all Purchased Receivables and the Related Security purchased by the Purchaser from the Sellers under this Agreement, to act as master servicer for the services described in this Agreement; and
(b)
each Seller as Sub-Servicer with respect to all Purchased Receivables and the Related Security purchased by the Purchaser from such Seller under this Agreement, to service, collect and administer the Purchased Receivables and the Related Security sold by such Seller and to perform all related functions in the same manner as it services receivables other than such Purchased Receivables, and in accordance with this Agreement and the applicable Credit and Collection Policies; and

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Klöckner hereby accepts its appointment as Master Servicer, and each of the Sellers hereby accepts its appointment as Sub-Servicer, in each case upon the terms and subject to the conditions of this Agreement.

7.2
Authority

During the continuance of their respective appointment hereunder, each Servicer shall, upon the terms and subject to the conditions of this Agreement have the full power, authority and right to do or cause to be done any and all things which such Servicer reasonably considers necessary, convenient or incidental to the administration and collection of the Purchased Receivables and the Related Security or the exercise of the rights, powers, duties and discretions referred to in Clause 7.1 (Appointment) and the performance of its other duties and obligations under this Agreement.

7.3
Servicer Advances

On each Business Day prior to the Facility Termination Date, the Servicers (or any of them) may make advances (any such advance, a "Servicer Advance"):

(a)
to the relevant Operating Account (Interest) for the discharge and satisfaction by the Purchaser of its payment obligations at the time when due in respect of any amount payable in accordance with item Second of the Pre-Facility Termination Date Priority of Payments to the extent Available Funds would otherwise be insufficient to make such payments; and
(b)
to the relevant Operating Account (Principal) to make deposits in accordance with Clauses 6.2(b) and 6.2(c) (Repayments and Prepayments of Co-Funding Instruments) of the Co-Funding Agreement.

Servicer Advances shall bear no interest.

7.4
No Resignation, Successor Sub-Servicer

Each Sub-Servicer and the Master Servicer hereby agrees and acknowledges that it may not resign from the obligations and liabilities imposed on it under any Transaction Document to which it is a party provided that any Sub-Servicer may, with the prior written consent of the Administrative Agent (acting at the instruction of the Majority Co-Funders) resign if:

(a)
a successor of the resigning Sub-Servicer which is an Affiliate or Qualifying Subsidiary of Klöckner has agreed to act as Sub-Servicer on the terms and conditions hereof (such successor, a "Successor Sub-Servicer");
(b)
such Successor Sub-Servicer has agreed to execute documentation, in form and substance reasonably satisfactory to the Administrative Agent, to effect its appointment as, and the assumption of the rights and duties of, a Sub-Servicer hereunder and under the other Transaction Documents, provided further that no resignation of a Sub-Servicer shall be effective until a Successor Sub-Servicer has been appointed pursuant to such documentation; and
(c)
the Performance Guarantor has provided a reaffirmation, in form and substance reasonably satisfactory to the Administrative Agent and the Majority Co-Funders, of

11

its obligations under the Performance Guarantee after giving effect to any such resignation and appointment pursuant to paragraphs (a) and (b) above.

7.5
Termination of Collection Activities

Following the termination pursuant to Clause 18.3(b) (Termination following Seller Termination Event), any relevant Servicer agrees that it will terminate its collection activities in a manner and to the extent requested by the Administrative Agent to facilitate the transition to a Successor Sub-Servicer (or, as relevant, a Substitute Servicer).

8.
THE SERVICES
8.1
Without prejudice to the generality of Clause 7 (Appointment of Master Servicer and Sub- Servicers, Servicer Advances) and Clause 14 (Covenants of the Sellers and the Servicers), each of the Sellers (acting as Sub-Servicers) shall, with regard to the Purchased Receivables und the Related Security:
(a)
take or cause to be taken all such actions as may be reasonably necessary or advisable to collect and administer the Purchased Receivables and any Related Security, with reasonable care and diligence, all in accordance with this Agreement and the other Transaction Documents to which it is a party, applicable Laws and the applicable Credit and Collection Policies;
(b)
exercise the reasonable care and diligence of a prudent servicer of trade receivables of a similar nature to the Purchased Receivables and use the same care and apply the same policies as it would exercise and apply if it owned such Purchased Receivables;
(c)
endeavour at its own expense to recover amounts due from Obligors in accordance with the applicable Credit and Collection Policies, collect the Purchased Receivables and the Related Security and to ensure payment of all sums, due under or in connection with the Purchased Receivables and the Related Security on behalf of the Purchaser and shall in particular (but without prejudice to the generality of the foregoing), on behalf of the Purchaser, exercise all enforcement measures concerning all covenants, undertakings and obligations of the Obligors and amounts due from the Obligors in accordance with the applicable Credit and Collection Policies. For this purpose, each Sub-Servicer is hereby authorised to sue the Obligors in any competent jurisdiction in the Sub-Servicer's own name and for the benefit of the Purchaser, the Purchaser being obliged where necessary to assist the Sub-Servicer in exercising all rights and remedies under and in connection with the Purchased Receivables and the Related Security and for these purposes each Sub-Servicer is released from the restrictions set forth in Section 181 of the German Civil Code (or any other comparable regulation under any other applicable Law);
(d)
not knowingly act in a manner that it reasonably believes would be adverse to the interests of the Purchaser and the Secured Parties as regards the Transaction;
(e)
earmark in its books and systems that any relevant Purchased Receivables and the Related Security have been sold, assigned and transferred to the Purchaser;
(f)
subject to differing instructions of a Collection Agent, instruct all Obligors to remit all payments in respect of any Purchased Receivables to a Collection Account that is subject to a valid and enforceable Account Security Agreement;

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(g)
if any Seller shall receive any Collections or other amount payable in respect of a Purchased Receivable directly on an account other than a Collection Account or through a Collection Agent, such Seller shall without undue delay deposit or cause to be deposited such Collections or other amount into a Collection Account; and
(h)
no later than 2:00 p.m. (CET) on each Business Day, transfer to the relevant Operating Accounts (such that these amounts are received in the relevant Operating Accounts on such Business Day) (i) an amount equal to all Collections (other than Deemed Collections which are payable by the relevant Seller pursuant to Clause 6.1(a) (Deemed Collections)) received in its Collection Accounts in accordance with paragraphs (f) and (g) above in respect of Purchased Receivables up to the Business Day preceding such Business Day or (ii) if it has been elected that the Purchaser's payment obligations towards the relevant Seller for the payment of any Purchase Prices (or part thereof) shall be discharged by way of set-off in accordance with Clause 3.4 (Initial Purchase Price, Deferred Initial Purchase Price and Deferred Purchase Price), the amount remaining after such set-off (if any).

Nothing in paragraphs (f) to (h) above shall prevent any Seller to withdraw for its own account funds on deposit from time to time in a Collection Account in the amount of any monies received on such Collection Account which cannot, in the reasonable opinion of the relevant Seller (making all due enquiry for that purpose), be allocated to Purchased Receivables or identified to constitute Collections or amounts which are payable in respect of Purchased Receivables.

8.2
Prior to the occurrence of a Seller Termination Event, each Sub-Servicer, may:
(a)
in accordance with, and subject to the terms and conditions of, this Agreement and the Credit Collection Policies, extend the maturity, adjust the Unpaid Balance or otherwise amend the terms of any Purchased Receivable to the extent such Sub- Servicer reasonably determines is appropriate to maximise Collections thereof, provided that:
(i)
the classification of any Purchased Receivable as a Delinquent Receivable or Defaulted Receivable shall not be affected by any such extension, adjustment or amendment; and
(ii)
if such Purchased Receivable is an Eligible Receivable, the Sub-Servicer shall not amend or modify such Purchased Receivable or any Contract related thereto in a manner that would cause such Purchased Receivable to cease to be an Eligible Receivable, unless:
(1)
following such amendment or modification the Percentage Factor would not exceed the Maximum Percentage Factor; and
(2)
if such amendment or modification would result in a Deemed Collection, the relevant Seller has paid to the Purchaser in same day funds or otherwise discharged (including by way of set-off) an amount equal to such Deemed Collection; and
(b)
change or otherwise modify, or permit any change or modification to, its Credit and Collection Policies and its Standard Terms and Conditions without the consent of the

13

Master Servicer and the Administrative Agent, except for any such change or modification (unless required by applicable Law) which:

(i)
relates to the credit-decision process or the credit scoring process for Obligors; or
(ii)
impairs the collectability of any Purchased Receivables in any material respect, otherwise has a Material Adverse Effect or materially adversely affects the interests or remedies of the Purchaser (or its assigns), in which case the prior consent of the Master Servicer and the Administrative Agent is required.

8.3
The relevant Sub-Servicer shall inform the Administrative Agent and the Co-Funders of any change or modification to the Credit and Collection Policies:
(a)
in sufficient time prior to any change or modification for which the prior consent of the Master Servicer and the Administrative Agent is required;
(b)
at the end of a calendar year, if changes have been made to the Credit and Collection Policies during such calendar year; and
(c)
upon request of the Administrative Agent.
8.4
Following the occurrence of a Seller Termination Event in respect of a Seller (of which such Seller is aware or has been notified), such Seller as Sub-Servicer may:
(a)
extend the maturity, adjust the Unpaid Balance or otherwise amend the terms of any Purchased Receivable originated by it; or
(b)
change or otherwise modify, or permit any change or modification to, its Credit and Collection Policies,

only with the prior written consent of the Administrative Agent. This Clause 8.3 (The Services) shall not apply in respect of a Successor Sub-Servicer if such Successor Sub- Servicer is designated by the Master Servicer and appointed to act instead of the Sub-Servicer in respect of which a Seller Termination Event has occurred, and in such case Clause 7.4(a) to (c) (No Resignation, Successor Sub-Servicer) shall apply, mutatis mutandis.

8.5
In no event shall the Sub-Servicer be entitled to make the Purchaser, any Co-Funder, any Agent or any other Secured Party a party to any litigation involving the Transaction Documents or the Purchased Receivables without the Purchaser's, such Co-Funder's, such Agent's or such Secured Party's prior written consent.
9.
REPORTING
9.1
Portfolio Reports

The Master Servicer shall deliver to the Administrative Agent, each Co-Funder and the Purchaser:

(a)
no later than 3:00 p.m. (CET) on each Monthly Reporting Date:

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(i)
a Monthly Report, based on information as of the close of business on the last Business Day of the immediately preceding Calculation Period;
(ii)
an Outstanding Receivables Report based on information as of the close of business on the last Business Day of the immediately preceding Calculation Period (or, in the case of a request by the Administrative Agent, the close of business on the date of such request), provided that following the occurrence of a Facility Termination Event, the Outstanding Receivables Report shall be delivered on the Business Day immediately following a request made by the Administrative Agent prior to 1:00 p.m. (CET) on any Business Day; and
(iii)
an updated Model based on information as of the close of business on the last Business Day of the immediately preceding Calculation Period; and
(b)
no later than 3:00 p.m. (CET) on each Business Day, a Daily Report based on information as of the close of business on the immediately preceding Business Day.
9.2
Transmission of Portfolio Reports

The Master Servicer shall transmit each Portfolio Report and Supplemental Report to the Administrative Agent and each Co-Funder as a scan copy by electronic mail. Each Portfolio Report and Supplemental Report shall be certified by a Responsible Officer of the Master Servicer (or such other employee of the Master Servicer as shall have primary responsibility for the preparation of such report and shall have been authorised to certify Portfolio Reports or Supplemental Reports hereunder by a Responsible Officer).

10.
DELEGATION AND SUB-CONTRACTING
10.1
Each Seller, each Sub-Servicer and the Master Servicer shall be entitled to sub-contract or delegate the performance of any of its obligations under this Agreement provided that any sub-contracting or delegation of obligations under this Agreement to a third party (including BPO Service Providers) shall not in any way release the Sellers, the Sub-Servicers and the Master Servicer from their obligations under this Agreement, for which they shall continue to be liable as if no such sub-contracting or delegation had been made and any failure by any sub-contractor or delegate to perform the services expressed to be performed by the Sellers, the Sub-Servicers or the Master Servicer hereunder shall be treated as a breach of this Agreement by the Sellers, the Sub-Servicers or the Master Servicer, respectively. Any sub- contracting or delegation of obligations under this Agreement to a third party shall promptly be notified to the Administrative Agent and the Co-Funders, unless any such sub-contracting or delegation of obligations is made to a BPO Service Provider and such BPO Service Provider has no capacity or authority to change or otherwise modify, or permit any change or modification to, any applicable Credit and Collection Policies and Standard Terms and Conditions.
10.2
Each Servicer shall be entitled, at its own cost, to appoint one or more Collection Agent in connection with the collection and enforcement of any Purchased Receivable or the Related Security. No Servicer shall be liable for any wilful misconduct or negligence of such Collection Agent (Vorsatz und Fahrlässigkeit) provided it has selected such Collection Agent with the standard of care of a prudent businessman (Sorgfalt eines ordentlichen Kaufmanns).

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11.
PAYMENTS AND THE ACCOUNTS
11.1
Payments by the Purchaser
(a)
All amounts to be paid or deposited by the Purchaser hereunder shall be paid or deposited in accordance with the terms hereof by no later than 2:00 p.m. (CET) on the day when due in immediately available funds to the account designated from time to time by the Sellers.
(b)
Notwithstanding anything herein to the contrary, any payments to be made by the Purchaser under this Agreement shall be made solely from Available Funds which are not otherwise required to be applied or set-aside for the payment of any obligations of the Purchaser under the Co-Funding Agreement or any other Transaction Document in accordance with the Priority of Payments and shall be non-recourse other than with respect to the Available Funds and until such time as the Purchaser has sufficient funds to make such payment shall not constitute a claim against the Purchaser
11.2
Payments by the Sellers, the Sub-Servicers and the Master Servicer
(a)
On each date upon which this Agreement requires an amount to be paid by a Seller, a Sub-Servicer or the Master Servicer to the Purchaser, such amount shall be paid to or deposited in, by no later than 2:00 p.m. (CET) on such day in immediately available funds, the relevant Operating Account.
(b)
Each Sub-Servicer, in relation to the Purchased Receivables serviced by it, shall apply Collections received from any Obligor:
(i)
as expressly specified by the respective Obligor;
(ii)
in case an Obligor has not expressively specified the application of Collections, as expressly specified in the applicable Credit and Collection Policies; and
(iii)
in case there are no express specifications in the applicable Credit and Collection Policies, against the oldest Purchased Receivable or the oldest Purchased Receivables owed by such Obligor and thereafter against other Purchased Receivables owed by such Obligor and thereafter against other Receivables owed by such Obligor, in each case unless the Collections have to be applied differently by virtue of statutory law.
(c)
If any Sub-Servicer receives (including in its capacity as agent for the Purchaser) any amount whatsoever arising from the Purchased Receivables, the Related Security or otherwise, which amount belongs to the Purchaser or is to be paid to the Purchaser or transferred to the Operating Account pursuant to this Agreement or otherwise, such Sub-Servicer shall hold such amount in trust (treuhänderisch) for the Purchaser and shall forthwith upon receipt thereof pay or hold the same in accordance with the relevant terms of this Agreement or as otherwise directed by the Purchaser.

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11.3
Downgrade of Account Bank

If any Collection Account Bank ceases to be an Eligible Collection Account Bank, the Master Servicer and the relevant Seller shall, upon written request by the Administrative Agent, make commercially reasonable efforts to, promptly and in any event within ninety (90) days (or other period as agreed between the Master Servicer and the Administrative Agent):

(a)
transfer the relevant Collection Account(s) to a credit institution which is an Eligible Collection Account Bank;
(b)
request the Obligors to make payment in respect of the Purchased Receivables to such new account bank; and
(c)
create security over the new Collection Account(s) substantially in the form as the existing Account Security Agreements.
12.
REMUNERATION, COSTS AND EXPENSES
12.1
The Servicers shall be entitled to a total servicing fee (the "Servicing Fee") payable by the Purchaser on the average daily Unpaid Balance of Purchased Receivables, payable in arrears at the end of each calendar quarter at a rate per annum equal to the Servicing Fee Percentage. Notwithstanding anything herein to the contrary, the Servicing Fee shall be payable only from Collections pursuant and subject to the applicable Priority of Payments. The Servicers may agree, from time to time, on allocation of the Servicing Fee amongst themselves. To the extent such Collections are not sufficient to pay the Servicing Fee in full, none of the Purchaser, the Administrative Agent, the Co-Funders, the Security Trustee or any other Secured Party shall have any liability for the deficiency. Unless discharged by way of set-off the Servicing Fee shall be paid to an account specified by the Master Servicer.
12.2
Each Sub-Servicer covenants to incur on its own account reasonable costs, expenses and charges in connection with the enforcement of any Purchased Receivable and the Related Security and/or the Purchaser's rights and remedies in relation thereto, and it is agreed that none of the Sub-Servicers shall have recourse or claim for indemnification or payment against the Purchaser in respect of such reasonable costs, expenses and charges.
13.
REPRESENTATIONS AND WARRANTIES
13.1
Representations and Warranties of the Sellers, the Master Servicer and the Sub-Servicers
(a)
Each of the Sellers, the Master Servicer and the Sub-Servicers hereby represents and warrants to the Purchaser (in the form of an independent guarantee pursuant to Section 311(1) of the German Civil Code), but in each case only with respect to itself (without incurring any liability in respect of the representations and liabilities of any other Seller or Servicer, as relevant), that:
(i)
with respect to the Sellers (including in each case in its capacity as Sub-

Servicer), the Seller Representations and Warranties; and

(ii)
with respect to the Master Servicer, the representations and warranties as set forth in Schedule 5 (Representations and Warranties of the Master Servicer and the Performance Guarantor) of the Incorporated Terms Memorandum,

17

are correct as of the Signing Date 2020, and each of the Sellers, the Master Servicer and the Sub-Servicers will repeat such representations and warranties on each such date indicated in Schedule 4 (Seller Representations and Warranties) and Schedule 5 (Representations and Warranties of the Master Servicer and the Performance Guarantor), as applicable, of the Incorporated Terms Memorandum.

(b)
Nothing in this Agreement (and in particular nothing in this Clause 13.1 (Representations and Warranties of the Sellers, the Master Servicer and the Sub- Servicers) shall result in any liability of any of the Sellers, the Master Servicer or the Sub-Servicers arising out of the failure of any Obligor to pay amounts lawfully owed in respect of a Purchased Receivable solely by reason of the relevant Obligor's inability or unwillingness to make payments, and the Purchaser hereby expressly agrees to solely bear any Credit Risk.
13.2
Representations and warranties of the Purchaser

The Purchaser hereby represents and warrants to the other Parties (in the form of an independent guarantee pursuant to Section 311(1) of the German Civil Code) that the Purchaser Representations and Warranties are correct as of the Signing Date 2020, and the Purchaser will repeat such representations and warranties on each such date indicated in Schedule 6 (Purchaser Representations and Warranties) of the Incorporated Terms Memorandum.

14.
COVENANTS OF THE SELLERS AND THE SERVICERS

Until the applicable Seller Payout Date:

(a)
each Seller (including in its capacity as Sub-Servicer, as relevant) hereby covenants with respect to itself (without incurring any liability in respect of the covenants of any other Seller) to the Purchaser on the terms of the Seller Covenants as set forth in Schedule 7 (Seller Covenants) of the Incorporated Terms Memorandum; and
(b)
the Master Servicer hereby covenants with respect to itself (without incurring any liability in respect of the covenants of any Sub-Servicer) to the Purchaser on the terms of the covenants as set forth in Schedule 8 (Covenants of the Master Servicer and the Performance Guarantor) of the Incorporated Terms Memorandum.
15.
TAXES
15.1
All payments to be made by the Sellers, the Sub-Servicers and the Master Servicer to the Purchaser pursuant to this Agreement shall be made free and clear of and without deduction for or on account of any tax.
15.2
The Sellers shall pay (i) all stamp duty, registration and other similar taxes and (ii) all Taxes (except for any tax on profits or trade tax levied in Ireland on the Purchaser) imposed on the Purchaser in connection with the Purchased Receivables or as result of their acquisition by the Purchaser and their administration and servicing by the Sub-Servicers, save to the extent that such Taxes result from the failure of the Purchaser to comply with its covenants in connection with the Transaction.
15.3
The Sellers shall reimburse the Purchaser for any deductions or retentions which may be made on account of any Tax incurred in connection with the Transaction (except for any tax

18

on profits or trade tax levied in Ireland on the Purchaser). Each Seller shall have the opportunity and authorisation to raise defences against the relevant tax payment at such Seller's own costs.

15.4
Each Seller shall pay, or procure to be paid, any VAT owing and payable with respect to the Purchased Receivables sold by such Seller when due to the competent tax authorities in accordance with the applicable Laws (including applicable statements by any tax authorities) and shall fulfil all other VAT related duties and obligations which it has vis-à-vis the competent tax authorities pursuant to applicable Laws related thereto (including applicable statements by any tax authorities). Each Seller shall indemnify the Purchaser with respect to any VAT owing and payable vis-à-vis the competent tax authorities (including, without limitation, secondary liabilities) in respect of VAT relating to the Purchased Receivables sold by such Seller which has not been duly paid by such Seller.
15.5
Each amount of VAT that is being refunded to the relevant Seller or the relevant Servicer by the competent tax authorities with respect to Purchased Receivables shall be paid to the Purchaser by the relevant Seller or by the relevant Servicer, in each case unless there is a direct reimbursement to the Purchaser's benefit or except to the extent that all Deemed Collections payable in relation to the relevant Purchased Receivables have been actually paid to the Purchaser (including by way of set-off). Each Seller, each Sub-Servicer and the Master Servicer shall take all actions admissible to collect such VAT refunds and effect payment thereof to the Purchaser.
16.
SET-OFF
16.1
Set-Off by the Sellers, the Sub-Servicers and the Master Servicer

Unless otherwise provided in the Transaction Documents (particularly, without limitation, Clauses 3.5 (Initial Purchase Price, Deferred Initial Purchase Price and Deferred Purchase Price) and 6.1(a) (Deemed Collections) of this Agreement), the Sellers, the Sub-Servicers and the Master Servicer shall be entitled to set off their own claims against the Purchaser's claims only if and to the extent that such claims have become finally adjudicated (rechtskräftig festgestellt) or are undisputed (unwidersprochen) by the Purchaser.

16.2
Set-Off by the Purchaser

The Purchaser shall be entitled (but not obliged) to set-off its claims against each Seller, each Sub-Servicer and the Master Servicer under any Transaction Document against all present or future, contingent or non-contingent claims of such Seller, such Sub-Servicer and the Master Servicer pursuant to any Transaction Document. The right to set-off shall be effective regardless of the type, currency or due date of the respective claims. The Purchaser shall exercise these extended rights to set-off only to the extent necessary to safeguard its rights, as determined by it in its sole discretion, and shall notify the relevant Seller, the relevant Servicer and the Master Servicer of such exercise without undue delay.

17.
DEFAULT INTEREST
17.1
If any sum due and payable by a Seller, a Sub-Servicer or the Master Servicer, hereunder is not paid on the due date therefor in accordance with the Transaction Documents or if any sum due and payable by a Seller, a Sub-Servicer or the Master Servicer under any judgment of any court in connection herewith is not paid on the date of such judgment, the period beginning on such due date or, as the case may be, the date of such judgment and ending on the date upon

19

which the obligation of such Seller, such Sub-Servicer or the Master Servicer to pay such sum (the balance thereof for the time being unpaid being herein referred to as an "unpaid sum") is discharged, shall be divided into successive periods, each of which (other than the first) shall start on the last calendar day of the preceding period and the duration of each of which shall be selected by the Administrative Agent.

17.2
During each such period relating thereto, any unpaid sum shall, to the extent permitted by Law and provided that the relevant Seller, the relevant Servicer or the Master Servicer, as the case may be, is in default within the meaning of Section 286 of the German Civil Code (Verzug des Schuldners) bear interest (or, in the case of an unpaid sum which constitutes interest, the relevant Seller, the relevant Servicer or the Master Servicer shall pay lump sum damages) at a rate of 2.50 per cent. per annum.
17.3
Any interest accrued under Clause 17.2 (Default Interest) in respect of an unpaid sum shall be due and payable and shall be paid by the relevant Seller, the relevant Servicer or the Master Servicer, respectively, at the end of the period by reference to which it is calculated or on such other dates as the Administrative Agent may specify by written notice to the relevant Seller, the relevant Servicer or the Master Servicer.
18.
TERM AND TERMINATION
18.1
Scheduled Facility Termination Date

The obligation of the Purchaser to purchase Receivables in accordance with Clause 2 (Sale and Assignment, Transfer) shall terminate on the earlier of (i) the Scheduled Facility Termination Date or (ii) the Optional Facility Termination Date if so specified by the Master Servicer or the Performance Guarantor. The Parties shall continue to comply with any and all of their obligations under this Agreement (other than the obligations to make Offers and to enter into Purchases) until the Final Discharge Date.

18.2
Final Discharge Date

On the Final Discharge Date:

(a)
unless otherwise specified, the Transaction Documents and the rights and obligations of the Parties resulting therefrom; and
(b)
the appointment of the Master Servicer and the Sub-Servicers under this Agreement, shall automatically terminate without any act or step required to be taken by the Parties.
18.3
Termination following Seller Termination Event

Following the occurrence of a Seller Termination Event, which is continuing, the Purchaser (or the Administrative Agent acting on behalf of the Purchaser) may, and if so directed by Co- Funders representing at least 51% of the Aggregate Commitment Amount or, if the Commitments have been terminated, Co-Funders that represented at least 51% of the Aggregate Commitment Amount immediately prior to such termination, shall:

20

(a)
declare the Seller Termination Date to have occurred:
(i)
for each Seller with respect to which a Seller Termination Event has occurred; and
(ii)
for all Sellers if the Seller Termination Event has occurred as a result of the occurrence of a Facility Termination Event,

by giving notice to such Seller or Sellers, as applicable;

(b)
terminate the appointment of:
(i)
each Sub-Servicer with respect to which a Seller Termination Event has occurred (provided that in such case a Successor Sub-Servicer shall be appointed to act instead of any terminated Sub-Servicer Clause 7.4(a) to (c) (No Resignation, Successor Sub-Servicer) shall apply, mutatis mutandis); and
(ii)
in the case of a Facility Termination Event, the Master Servicer and all Sub- Servicers,

with immediate effect (fristlos) by giving notice to such Sub-Servicer(s) and, if applicable, the Master Servicer, and (but only in the case of a Facility Termination Event following the termination of the appointment of the Master Servicer and all Sub-Servicers) appoint at the direction of the Majority Co-Funders as a substitute servicer any Person (including itself) entitled to provide such services pursuant to applicable Law (such Person, a "Substitute Servicer"); and

(c)
notify each Obligor of the relevant Seller(s) of the Purchaser's ownership of, and the Security Trustee's security interest in, the Purchased Receivables and the Related Security, execute and deliver an Obligor Notice to each of the Obligors of the relevant Seller(s) and instruct such Obligors to make payment to a bank account specified in the Obligor Notice, provided that upon the occurrence of an Insolvency Event with respect to Klöckner:

(i)
the Seller Termination Date shall automatically occur with respect to all Sellers; and
(ii)
the collection authority of the Master Servicer and all Sub-Servicers granted pursuant to the terms of this Agreement shall automatically terminate,

in each case without any action or step to be taken or notice to be given.

18.4
Effect of Seller Termination Date

Following the occurrence of the Seller Termination Date in respect of any Seller or Sellers, the applicable Sellers shall not sell, and the Purchaser shall not purchase from such Seller(s), any Receivables or the Related Security. Notwithstanding anything herein or any other Transaction Document to the contrary the occurrence of the Seller Termination Date in respect of any Seller or Sellers shall not discharge any Person from any obligations incurred prior to the Seller Termination Date, including any obligations to make any payments with respect to the interest of the Purchaser in any Purchased Receivable or the Related Security

21

sold, assigned, transferred and otherwise conveyed by the applicable Seller or Sellers to the Purchaser prior to the Seller Termination Date.

18.5
Right to Terminate for Good Cause

The right of each Party to terminate this Agreement for good cause (wichtiger Grund) remains unaffected, provided that any termination pursuant to this Clause 18.5 (Right to Terminate for Good Cause) shall with respect to such Party affect this Agreement in its entirety and a partial termination shall be excluded.

18.6
Delivery of Records, etc.

Upon termination of the appointment of the Master Servicer and/or any of the Sub-Servicers pursuant to Clause 18.3(b) (Termination following Seller Termination Event) or Clause 18.5 (Right to Terminate for Good Cause), the relevant Servicer(s) (as applicable) shall:

(a)
forthwith deliver to the Purchaser (or to a Person designated by it) the Records in its possession or under its control relating to the affairs of, or belonging to, the Purchaser in connection with the Purchased Receivables and the Related Security;
(b)
segregate all amounts, cheques and other instruments received by it from time to time constituting Collections of the Purchased Receivables and, promptly upon its receipt, remit all such amounts, cheques and instruments, duly endorsed or with duly executed instruments of transfer, to the Administrative Agent or its designee;
(c)
transfer an amount equal to all Collections received in respect of Purchased Receivables immediately upon receipt, but in any event no later than on the Business Day following its receipt thereof, to the account specified by the Administrative Agent;
(d)
upon request of the Purchaser or the Administrative Agent:
(i)
grant to the Purchaser or the Administrative Agent (or its designee) access to all relevant information, documentation and correspondence owned and used by such Servicer to account for the Purchased Receivables, any Related Security, the Collections and the Collection Accounts without payment of any kind, to the extent necessary or desirable and permitted by Law to permit the Purchaser (or its assigns) to exercise its ownership and other interests acquired under or pursuant to this Agreement, and to administer or service the Purchased Receivables and the Related Security; and
(ii)
co-operate, assist and otherwise take all actions as the Purchaser or the Administrative Agent may direct and as may be necessary to enable the services to be performed by a Substitute Servicer under this Agreement; and
(iii)
download, prepare and distribute, promptly and effectively, all data relating to the Purchased Receivables and Related Security in usable form as reasonably requested by any Substitute Servicer and/or the Administrative Agent from time to time;
(iv)
reasonably cooperate with and assist any Substitute Servicer in the performance of its responsibilities as Servicer hereunder and under the other

22

Transaction Documents, including taking any actions described in paragraphs (i) to (iii) above.

19.
ADDITIONAL SELLER, TERMINATION OF A SELLER
19.1
Additional Seller

Subject to the terms and conditions hereof, from time to time one or more Qualifying Subsidiaries of Klöckner may become additional sellers (each an "Additional Seller") hereto. If any such Qualifying Subsidiary wishes to become an Additional Seller, the Master Servicer shall submit a request to such effect in writing to the Purchaser and the Administrative Agent. The obligation of the Purchaser to purchase Receivables hereunder from an Additional Seller is subject to the conditions precedent that the Purchaser and the Administrative Agent shall have received on or before the date designated for the addition of such Additional Seller (the "Additional Seller Date") all of the instruments, documents, agreements, certificates and opinions specified in Part B (Conditions Precedent relating to any Additional Seller Date) of Schedule 3 (Conditions Precedent) of the Incorporated Terms Memorandum, each in form and substance reasonably satisfactory to the Purchaser and the Administrative Agent.

19.2
Termination of a Seller

Any Seller with the prior written consent of Klöckner or Klöckner with respect to any relevant Seller may, upon five days prior written notice to the Purchaser and the Administrative Agent, irrevocably terminate the rights and obligations of such Seller to sell Receivables to the Purchaser pursuant to this Agreement, in which case the Seller Termination Date shall occur with respect to such Seller on the date specified by such Seller; provided, however, that, for the avoidance of doubt, Clause 18.4 (Effect of Seller Termination Date) shall apply with respect to such terminating Seller.

20.
INDEMNIFICATION
20.1
Without limiting any other rights that the Purchaser, the Administrative Agent, the Security Trustee, each Co-Funder or any of its respective officers, directors, agents, employees, controlling Persons or Affiliates of any of the foregoing (each, an "Indemnified Party") may have under any Transaction Document or under applicable Law, each Seller and each Servicer (acting as several but not as joint debtors (Einzelschuldner) and in each case only to the extent any Indemnified Amounts are attributable to the actions or omissions of the relevant Seller or Servicer) hereby agrees to indemnify and hold harmless each Indemnified Party from and against any and all damages, losses, claims, liabilities, deficiencies, costs, disbursements and expenses, including interest, penalties, amounts paid in settlement and reasonable external attorneys' fees and expenses (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or properly incurred by any Indemnified Party (including in connection with or relating to any investigation by an Official Body, litigation or lawsuit (actual or threatened) or order, consent, decree, judgment, claim or other action of whatever sort (including the preparation of any defence with respect thereto)), in each case, arising out of or resulting from any Transaction Document or any transaction contemplated thereby, excluding, however:
(a)
Indemnified Amounts to the extent that such Indemnified Amounts resulted from the gross negligence, fraud or wilful misconduct on the part of such Indemnified Party;

23

(b)
recourse (except as otherwise specifically provided in any Transaction Document) for uncollectible Purchased Receivables and the Related Security as a result of the realisation of Credit Risk;
(c)
any Excluded Taxes;
(d)
any Indemnified Amount to the extent the same has been fully and finally paid in cash to such Indemnified Party pursuant to any other provision of any Transaction Document; and
(e)
any Indemnified Amount to the extent the same is expressly excluded by any provision of this Agreement or any other Transaction Document,

provided that nothing in this Clause 20.1 (Indemnification) shall be construed as constituting a guarantee or indemnity in respect of the respective Transaction Party's obligation to make payment of principal of and interest on the Co-Funding Instruments. Section 254 of the German Civil Code shall apply.

20.2
If an Indemnified Party intends to make a claim for an Indemnified Amount, it shall promptly notify the Master Servicer (on behalf of itself and on behalf of each Seller and each Sub- Servicer) of the circumstances giving rise to, and the amount of, any such claim, but failing to so notify shall not affect the validity of such potential claim.
20.3
Without prejudice to the rights of any Indemnified Party pursuant to the other Transaction Documents to which a Seller, a Sub-Servicer and the Master Servicer is a party, this Agreement constitutes a contract for the benefit of third parties (Vertrag zugunsten Dritter) under Section 328(1) of the German Civil Code in favour of the Indemnified Parties (except for the Indemnified Parties that are party to this Agreement) with respect to the provisions of, and as provided for in, this Clause 20 (Indemnification). For the avoidance of doubt, if instructions to any Seller, any Sub-Servicer or the Master Servicer by any party benefiting from any third party rights under this Clause 20.3 (Indemnification) contradict the instructions to such Seller, such Sub-Servicer or the Master Servicer by the Administrative Agent, the instructions by the Administrative Agent shall prevail.
20.4
Each Indemnified Party which is party to this Agreement shall (and shall procure that any Indemnified Party related to it which is not party to this Agreement will), in consultation with Klöckner, take all reasonable steps to mitigate any circumstances which arise and would result in any Indemnified Amount becoming payable under this Clause 20 (Indemnification) unless in the opinion of that Indemnified Party (acting reasonably) to do so might be prejudicial to it.

24

SCHEDULE 1

FORM OF OBLIGOR NOTICE

To:

, this day of

Dear Sirs,

we hereby give you notice that all our monetary receivables vis-à-vis you deriving from the purchase contract entered into with you as specified in more details in the attached schedule have been sold, assigned and transferred to

Klöckner Receivables Funding DAC 1-2 Victoria Buildings

Haddington Road Dublin 4

D04 XN32

Ireland.

The sale, assignment, transfer and assignation (as applicable) of such monetary receivables under such purchase contracts includes, but is not limited to, any installment owed to us, any claim or final payment in accordance with the purchase contract and all title or retained title to the relevant purchase object(s), any other claims and rights under the purchase contract or in respect of the purchase objects as identified in the purchase contract.

We would like to bring your attention to the fact that as of today, the performance of your obligations under the purchase contract will be deemed to be discharged only if rendered to Klöckner Receivables Funding DAC. Any performance of your obligations under the purchase contract rendered to us will not be recognised as discharging your debt (which would mean that you will have to perform those obligations again for the benefit of Klöckner Receivables Funding DAC). Therefore, please make payments from now on exclusively to the account of Klöckner Receivables Funding DAC at:

Bank: [ ]

Account No.: [ ]

IBAN: [ ]

BIC: [ ]

Yours faithfully

[INSERT NAME OF SELLER]

25

SCHEDULE 2

FORM OF POWER OF ATTORNEY

Reference is made to the receivables purchase and servicing agreement dated 27 October 2020 between ourselves and Klöckner Receivables Funding DAC (the "Receivables Purchase and Servicing Agreement").

[Insert name of Seller] in its capacity as Seller hereby grants to Klöckner Receivables Funding DAC an irrevocable power of attorney, with full power of substitution, to undertake the following:

(a)
notification of all account debtors in respect of the sale of receivables under and pursuant to the Receivables Purchase and Servicing Agreement on the basis of the blank notification letter executed by [Insert name of Seller] and delivered to Klöckner Receivables Funding DAC, which may be replicated and amended by Klöckner Receivables Funding DAC for the purpose of notification; and
(b)
any action reasonably necessary in the opinion of the attorney in order to achieve any of the actions referred to in paragraph (a) above.

This power of attorney shall remain in force until Klöckner Receivables Funding DAC notifies [Insert name of Seller] in writing that all rights and obligations of [Insert name of Seller] under the Receivables Purchase and Servicing Agreement have been discharged and satisfied.

[Insert name of Seller] in its capacity as Seller acknowledges and agrees that Klöckner Receivables Funding DAC may from time to time grant any and all powers of attorney given to them hereunder to any subsequent purchaser of Purchased Receivables and to the extent that such powers are so granted, such purchaser shall be entitled to exercise the same.

This power of attorney shall be governed by and construed in accordance with the laws of [insert jurisdiction of Seller].

, on

Signed:

[INSERT NAME OF SELLER]

26

SCHEDULE 3

SALE AND ASSIGNMENT OF GERMAN LAW RECEIVABLES

1.
By making and delivering the Offer pursuant to Clause 2.1 (Sale and Assignment) of the Receivables Purchase and Servicing Agreement the relevant Seller irrevocably offers to sell and assign or, as applicable, transfer to the Purchaser, and the Purchaser hereby accepts such offer, all German Law Receivables, together with the Related Security.
2.
In the event that the Offer includes a German Law Receivable that has been originated under a Contract on a current account basis (a "Current Account") within the meaning of § 355 of the German Commercial Code (HGB), the relevant Seller hereby assigns to the Purchaser in respect of such German Law Receivable as part of the Related Security up to an aggregate amount of proceeds resulting from the Current Account equal to the Unpaid Balance of the relevant German Law Receivable:
(a)
any and all current and future excess balances to which such Seller is entitled against the respective Obligors upon balancing of the existing current account relationship; and
(a)
all of such Seller's present and future claims against the respective Obligors resulting from the relevant current account contract (Kontokorrentverhältnis) to payment of the balance between account balancing dates in the event that the relevant Current Account is dissolved between such account balancing dates and all entitlements with respect to ancillary and non-ancillary rights to determine the legal relationship (including termination of the current account relationship and the right to demand a balancing of the Current Account), and the Purchaser accepts such assignment.

3.
The assignment or, as applicable, transfer of the German Law Receivables and the Related Security pursuant to Clauses 1 and 2 above shall become effective on the relevant Purchase Date in accordance with Clause 2.2(a) (Effectiveness of Sale and Assignment and Specification) of the Receivable Purchase and Servicing Agreement.

27

SIGNATURE PAGES TO THE RECEIVABLES PURCHASE AND SERVICING AGREEMENT

KLÖCKNER & CO SE

as Klöckner and Master Servicer

By:	By:
Name:	Name:
Title:	Title:

KLOECKNER METALS GERMANY GMBH

as German Seller and German Sub-Servicer

By:	By:
Name:	Name:
Title:	Title:

KLÖCKNER RECEIVABLES FUNDING DAC

as Purchaser

By:	By:
Name:	Name:
Title:	Title:

COMMERZBANK AKTIENGESELLSCHAFT

as Administrative Agent

By:	By:
Name:	Name:
Title:	Title:

HENGELER MUELLER KCO / Project Iron (2026)

Exit ARA

SCHEDULE 4

AMENDED AND RESTATED TRANSACTION FEE LETTER

On the following pages with separate page numbering.

115754050v1

EXECUTION COPY

TRANSACTION FEE LETTER

dated 27 October 2020

as last amended and restated as of the Amendment 2026 Effective Date between

KLÖCKNER RECEIVABLES FUNDING DAC

as Purchaser

KLÖCKNER & CO SE

as Master Servicer and Performance Guarantor

COMMERZBANK AKTIENGESELLSCHAFT

as Co-Funder

and

COMMERZBANK AKTIENGESELLSCHAFT

as Administrative Agent

HENGELER MUELLER KCO / Project Iron (2026)

Transaction Fee Letter

Clause Page

1.
Definitions 3
2.
Interest Margin and Default Margin 4
3.
Commitment Fee 5
4.
Administrative Agent Fee 5
5.
No Set-off and Counterclaim 5

3

This TRANSACTION FEE LETTER (the "Transaction Fee Letter") is made on 27 October 2020 and amended and restated with effect as of 25 July 2025and again with effect as of the Amendment 2026 Effective Date (as defined in the Master Definitions Schedule referred to below)

BETWEEN:

(1)
KLÖCKNER RECEIVABLES FUNDING DAC, a designated activity company limited by shares incorporated under the laws of the Republic of Ireland, whose registered number is 403969, and having its office at 1-2 Victoria Buildings, Haddington Road, Dublin 4, D04 XN32, Ireland (as "Purchaser");
(2)
KLÖCKNER & CO SE, a company organised under the laws of the Federal Republic of Germany, registered with the commercial register of the local court of Düsseldorf under no. HRB 109982, and having its registered office at Peter-Müller-Straße 24, 40468 Düsseldorf, Germany (as "Klöckner", "Master Servicer" and "Performance Guarantor");
(3)
COMMERZBANK AKTIENGESELLSCHAFT, Kaiserstraße 16 (Kaiserplatz), 60311 Frankfurt am Main, Germany (as "Co-Funder"); and
(4)
COMMERZBANK AKTIENGESELLSCHAFT, Kaiserstraße 16 (Kaiserplatz), 60311 Frankfurt am Main, Germany (as "Administrative Agent"),

(hereinafter together referred to as the "Parties" and each a "Party").

WHEREAS:

Reference is made to:

(A)
the receivables purchase and servicing agreement dated 27 October 2020, as amended and restated from time to time, between, inter alios, the Sellers, the Master Servicer, the Performance Guarantor and the Purchaser (the "RPSA");
(B)
the co-funding agreement dated 27 October 2020, as amended and restated from time to time, between, inter alios, the Purchaser, the Co-Funders, the Security Trustee and the Administrative Agent (the "Co-Funding Agreement"); and
(C)
the incorporated terms memorandum dated 27 October 2020, as amended and restated from time to time, between, inter alios, the Sellers, the Sub-Servicers, the Master Servicer, the Administrative Agent, the Performance Guarantor and the Purchaser (the "Incorporated Terms Memorandum").

NOW IT IS HEREBY AGREED as follows:

1.
DEFINITIONS
1.1
Definitions
(a)
Unless otherwise defined herein or the context requires otherwise, capitalised terms used in this Transaction Fee Letter have the meaning ascribed to them in Clause 1 (Definitions) of the Master Definitions Schedule (the "Master Definitions Schedule") set out in the Incorporated Terms Memorandum. The terms of the Master

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Definitions Schedule are hereby expressly incorporated into this Transaction Fee Letter by reference.

(b)
In the event of any conflict between the provisions of the Master Definitions Schedule and the provisions of this Transaction Fee Letter, the provisions of this Transaction Fee Letter shall prevail.
1.2
Interpretation

Terms in this Transaction Fee Letter, except where otherwise stated or where the context otherwise requires, shall be construed in the same way as set forth in Clause 2 (Principles of Interpretation) of the Master Definitions Schedule.

1.3
Common Terms
(a)
Incorporation of Common Terms

Except as provided below, the Common Terms as set out in Schedule 2 (Common Terms) of the Incorporated Terms Memorandum apply to this Transaction Fee Letter and shall be binding on the Parties as if set out in full in this Transaction Fee Letter.

(b)
Common Terms and Priority of Payments

If there is any conflict between the provisions of the Common Terms and the provisions of this Transaction Fee Letter, the provisions of this Transaction Fee Letter shall prevail, subject always to compliance with Clause 7 (Non-petition and Limited Recourse) of Part 1 (General Provisions) of the Common Terms. Nothing in this Transaction Fee Letter shall be construed as to prevail over or otherwise alter the Priority of Payments.

(c)
Governing Law and Jurisdiction

This Transaction Fee Letter and all matters (including non-contractual rights and obligations) arising from or connected with it shall be governed by German law in accordance with Clause 1 (Applicable Law) of Part 3 (Governing Law Provisions) of the Common Terms. Clause 2 (Exclusive Jurisdiction) of Part 3 (Governing Law Provisions) as set out in the Common Terms applies to this Transaction Fee Letter as if set out in full in this Transaction Fee Letter.

2.
INTEREST MARGIN AND DEFAULT MARGIN
2.1
For the purpose of determining the Interest Rate in respect of the Transaction:

"Applicable Margin" means 1.30% p.a.

2.2
For the purpose of determining the Default Rate in respect of the Transaction:

"Default Margin" means the sum of (i) the Applicable Margin (as defined in Clause 2.1

(Interest Margin and Default Margin)) and (ii) 2.00 per cent. per annum

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3.
COMMITMENT FEE
3.1
On each Monthly Settlement Date until the Final Discharge Date, the Purchaser shall pay to each Co-Funder in immediately available funds a commitment fee denominated in EUR (the "Commitment Fee") for the Interest Period ending on such Settlement Date in an amount, calculated in accordance with Clause 1 (Accrual of Interest) of Part 2 (Payment Provisions) of the Common Terms, equal to the product of (i) 0.50% p.a. and (ii) the amount by which the Commitment of such Co-Funder exceeds the sum of the Principal Balances of all Co-Funding Instruments (in Euro or the Euro Equivalent) held by such Co-Funder in the relevant Period.
3.2
Each Commitment Fee shall be payable to the account of the relevant Co-Funder as specified in Schedule 21 (Account Details) of the Incorporated Terms Memorandum.
4.
ADMINISTRATIVE AGENT FEE
4.1
The Purchaser shall pay to the Administrative Agent in immediately available funds an annual fee in an amount negotiated in good faith between Klöckner, the Purchaser and the Administrative Agent if, at any time after the Amendment Date 2026, there is more than one

(1) Co-Funder (the "Administrative Agent Fee").

4.2
The Administrative Agent Fee (if any) shall be payable to the account of the Administrative Agent as specified in Schedule 21 (Account Details) of the Incorporated Terms Memorandum.
4.3
If and for as long as there is only one (1) Co-Funder, no Administrative Agent Fee shall be payable by the Purchaser to the Administrative Agent.
5.
NO SET-OFF AND COUNTERCLAIM

All payments required to be made by the parties under this Transaction Fee Letter shall be calculated without reference to any set-off or counterclaim and shall be made free and clear of and without any deduction for or on account of any set-off or counterclaim.

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SIGNATURE PAGE TO THE TRANSACTION FEE LETTER

KLÖCKNER RECEIVABLES FUNDING DAC

as Purchaser

By:	By:
Name:	Name:
Title:	Title:

KLÖCKNER & CO SE

as Master Servicer and Performance Guarantor

By:	By:
Name:	Name:
Title:	Title:

COMMERZBANK AKTIENGESELLSCHAFT

as Co-Funder

By:	By:
Name:	Name:
Title:	Title:

COMMERZBANK AKTIENGESELLSCHAFT

as Administrative Agent

By:	By:
Name:	Name:
Title:	Title:

Hengeler Mueller KCO / Project Iron (2025)

Amendment and Restatement Agreement

SIGNATURE PAGES

TO THE AMENDMENT AND RESTATEMENT AGREEMENT

KLÖCKNER RECEIVABLES FUNDING DAC

as Purchaser

/s/ Fiona McMurray ---------------------------------------------------- Name: Fiona McMurray Title: Director	/s/ Mary Munroe ---------------------------------------------------- Name: Mary Munroe Title: Director

KLÖCKNER & CO SE

as Klöckner, Master Servicer, Performance Guarantor, Registrar and Custodian

/s/ Dr. Oliver Falk ---------------------------------------------------- Name: Dr. Oliver Falk Title: CFO	/s/ Rolf Klee ---------------------------------------------------- Name: Rolf Klee Title: Head of Corporate Treasury

KLOECKNER METALS GERMANY GMBH

as Remaining Seller

/s/ Felix Schmitz ---------------------------------------------------- Name: Felix Schmitz Title: CEO	/s/ Maximillian Hartmann ---------------------------------------------------- Name: Maximillian Hartmann Title: CFO

COMMERZBANK AKTIENGESELLSCHAFT

as Note Purchaser and Co-Funder

/s/ Arndt Beuermann ---------------------------------------------------- Name: Arndt Beuermann Title: Director	/s/ Olaf Janssen ---------------------------------------------------- Name: Olaf Janssen Title: Director

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Hengeler Mueller KCO / Project Iron (2025)

Amendment and Restatement Agreement

OPUSALPHA PURCHASER LIMITED

as Exiting Co-Funder

/s/ Rory Conway ---------------------------------------------------- Name: Rory Conway Title: Director

LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE

as Exiting Sponsor Bank

-
but not for the purposes of Clause 3 (Amendment and Restatement) of this Agreement -

/s/ B. Galanti ---------------------------------------------------- Name: Galanti Title:	/s/ Marie Gaa ---------------------------------------------------- Name: Marie Gaa Title:

ELEKTRA PURCHASE NO. 46 DAC

as Exiting Co-Funder

/s/ Johan Macloed ---------------------------------------------------- Name: Johan Macloed Title: Director	/s/ Joy Amaefule-Orie ---------------------------------------------------- Name: Joy Amaefule-Orie Title: Director Alternate

UNICREDIT BANK GMBH

as Exiting Administrative Agent and Sponsor Bank

-
but not for the purposes of Clause 3 (Amendment and Restatement) of this Agreement -

/s/ Akinade Dada ---------------------------------------------------- Name: Akinade Dada Title: Authorised Signatory	/s/ Andrea Leopold ---------------------------------------------------- Name: Andrea Leopold Title: Managing Director

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S-3

COMMERZBANK AKTIENGESELLSCHAFT

as Incoming Administrative Agent

/s/ Arndt Beuermann ---------------------------------------------------- Name: Arndt Beuermann Title: Director	/s/ Olaf Janssen ---------------------------------------------------- Name: Olaf Janssen Title: Director

CSC TRUSTEES GMBH

as Security Trustee

/s/ Paolo Perin ---------------------------------------------------- Name: Paolo Perin Title: Director Transaction Management Authorized Signatory

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